                                                                    EXHIBIT 10.1

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 6529200
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                                  HBO & COMPANY
                          INFORMATION SYSTEM AGREEMENT

THIS INFORMATION SYSTEM AGREEMENT ("AGREEMENT"), is made effective as of this ___ day of_________________, 2000 (the "Effective Date"), between HBO & COMPANY, a wholly-owned subsidiary of McKesson HBOC, Inc. ("HBOC" or "McKessonHBOC"), a Delaware corporation, having a principal place of business at 5995 Windward Parkway, Alpharetta, Georgia, 30005 and IASIS HEALTHCARE, A DELAWARE CORPORATION ("Customer") of The Dover Centre, 113 Seaboard Lane, Suite A200, Franklin, TN 37067.

THE PARTIES HERETO HEREBY AGREE to all provisions set forth in the following sections:


                                                                Included in this Agreement Yes/No
                                                                ---------------------------------
I.        General Terms and Conditions                                          YES
II.       Software License and Maintenance Terms                                YES
III.      HBOC and Business Partner Software Special Provisions                 YES
IV.       Equipment and Purchase Terms                                          YES
V.        Service Terms and Discount Pricing                                    YES
VI.       EC2000 Discount Pricing                                               YES
VII.      Price and Payment Summary                                             YES


This Agreement, together with the Sections indicated above as included and all Exhibits, Attachments and Schedules thereto, constitutes the entire agreement and understanding between HBOC and Customer concerning the subject matter hereof, and cancels, terminates and supersedes all prior and contemporaneous written and oral understandings, agreements, proposals, promises and representations of the parties respecting any and all subject matter contained herein.


EXECUTED as of the day and date first above written,


HBO & COMPANY, A WHOLLY-OWNED
SUBSIDIARY OF MCKESSON HBOC, INC.


By: /s/ Gregory W. Hardin
   -----------------------------------
        Gregory W. Hardin

Title:  Account Executive
      --------------------------------




IASIS HEALTHCARE


By: /s/ Kenneth W. Perry
   -----------------------------------


Title:   VP, Operations & Finance
      --------------------------------


BILLING ADDRESS

Name:
     ---------------------------------

Address:
        ------------------------------

        ------------------------------

Telephone:
          ----------------------------

Facsimile:
          ----------------------------


     THE TERMS, CONDITIONS AND PRICING CONTAINED HEREIN ARE VALID PROVIDED
            THIS AGREEMENT IS EXECUTED ON OR BEFORE FEBRUARY 29, 2000

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               CUSTOMER NO. 5999998
                                                           CONTRACT NO. C9902292
                                                               FEBRUARY 23, 2000

                         I. GENERAL TERMS AND CONDITIONS

1 DEFINITIONS: The following terms, as used herein and in the exhibits hereto, shall have the following meanings:

         1.1 "Active User ID" means a unique identifier, issued by Customer, for each authorized user to access an application or module licensed to Customer under this Information Systems Agreement.

         1.2 "Affiliates" means any entity controlling, controlled by or under common control with Customer or HBOC, as applicable.

         1.3      "Base Equipment" or "Equipment" means the items listed in
                  Exhibit IV-B, or if not purchased by Customer from HBOC, Equipment certified by HBOC. Said Exhibit shall be deemed to be amended to include any additional Equipment purchased by Customer from HBOC or, if not purchased from HBOC, Equipment certified by HBOC. Acquisition of additional equipment required as a result of Software changes, modifications or improvements (including new releases) is the responsibility of Customer.

         1.4 "Business Partner Software" means the third party Software listed in Paragraph 3.1 of Section II delivered by HBOC to Customer as part of the Software, and is governed by the terms and conditions set forth in this Agreement and, if applicable, any additional terms set forth in Section III of this Agreement and any Exhibits thereto.

         1.5 "Concurrent User" means a discrete user ID logged into the Software.

         1.6 "Contract Supplement" means a document or amendment to this Agreement (substantially in the form attached as Exhibit II-A) executed by the parties on or after the Effective Date and pursuant to which Software, Equipment and/or Services may be acquired by Customer from HBOC after the Effective Date to be used and provided in accordance with the terms of this Agreement.

         1.7 "CPI" means Consumer Price Index, All Urban Consumers, U.S. City Average, all items, published by the Bureau of Labor Statistics, United States Department of Labor.

         1.8 "Data Center" means the Customer Facility listed in Exhibit I-A at which the Software is located.

         1.9 "Documentation" means user guides, operating manuals, and specifications, whether in print or machine readable media, in effect as of the date of shipment, supplied to Customer under this Agreement for use with the Software or any component thereof, including all additions, updates or modifications thereto.

         1.10     "Equipment Cost" means the total amounts payable to HBOC under
                  Section IV, Paragraph 5.

         1.11 "Equipment Installation Charges" means the amounts payable to HBOC and to Equipment Supplier under Section IV, Paragraph 7.

         1.12 "Facility" means the health facilities owned or operated by or associated with Customer that are listed in Exhibit I-A. Offices of physicians and other caregivers who have privileges at a health facility listed in said Exhibit I-A are included in Customer's Facility whether or not listed in said Exhibit I-A.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               CUSTOMER NO. 5999998
                                                           CONTRACT NO. C9902292
                                                               FEBRUARY 23, 2000

         1.13 "Generally Available" means available as a non-development product, licensed by HBOC in the general commercial marketplace.

         1.14 "Live Date" means the date that the Software is first used in an operational, non-test environment, utilizing actual patient data, unless said use is delayed at Customer's request or through no fault of HBOC, in which case the Live Date shall mean the date specified in the implementation workplan upon which said Software would have been available for use in a live, operational environment but for the delay.

         1.15 "Prevailing Rates" means the applicable HBOC standard rates in effect, for Software License, Software Maintenance or a given service, on the date that the Software License, Software Maintenance or service is provided.

         1.16 "Server" means a physical device on which Software is installed.

         1.17     "Software" means such computer programs listed in Paragraph
                  3.1 of Section II.

         1:18 "Software Installation Date" means the date the Software is installed on the Equipment by HBOC or by Customer with HBOC's instruction.

         1.19 "Software License" or "License" means the license granted to Customer pursuant to this Agreement.

         1.20     "Supplier(s)" mean(s) the manufacturer(s) designated in
                  Exhibit IV-B.

2        PAYMENTS:


         2.1 SUMMARY OF PAYMENTS: PAYMENT DUE DATES: Customer agrees to pay to HBOC the fees ("Fees"), charges ("Charges") and costs ("Costs") set forth in this Agreement in accordance with the provisions set forth herein. Unless otherwise stipulated herein, said Fees, Charges and Costs shall be due and payable to HBOC within thirty (30) days of the postmark date of any invoice. Failure by Customer to make payments to HBOC which are reasonably disputed in writing, and promptly resolved, shall not constitute a material breach of this Agreement.

         2.2 TAXES: Customer shall pay directly or, as appropriate, reimburse HBOC for all personal property, sales, use and other taxes (excluding taxes based upon HBOC's net income) and license and registration fees and other assessments or charges levied or imposed by any governmental body or agency as a result of the execution or performance of this Agreement. In the event Customer or the transactions contemplated by this Agreement are (or, after the Effective Date, become) exempt from the foregoing, Customer shall promptly provide to HBOC, as evidence of such tax exempt status, proper exemption certificates or other documentation acceptable to HBOC.

         2.3 OUT-OF-POCKET EXPENSES: Reasonable out-of-pocket expenses incurred by HBOC in connection with services provided pursuant to this Agreement and as set forth in HBOC's Travel Policy attached hereto as Exhibit I-B, including travel, lodging and living expenses, and other reasonable out-of-pocket expenses shall be billed to Customer by HBOC monthly. HBOC shall use reasonable efforts to limit any out-of-pocket expenses. Upon the reasonable request of Customer, HBOC shall provide supporting documentation for the expenses incurred in connection with HBOC's performance hereunder. In the event Customer disagrees with any amount HBOC claims is owed to HBOC by Customer, Customer will notify HBOC in accordance with Paragraph 2 of

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               CUSTOMER NO. 5999998
                                                           CONTRACT NO. C9902292
                                                               FEBRUARY 23, 2000


                  Attachment I to this Agreement of such dispute and Customer may escalate any such dispute in accordance with Paragraph 10 of this Section I.

3. PROPRIETARY RIGHTS: Customer acknowledges that the Software licensed hereunder may be subject to copyright, and whether or not so subject, constitutes proprietary trade secret information of HBOC, and that it has no interest in or right to use the Software except in accordance with the terms of this Agreement. Customer agrees that it will hold the Software in confidence, it will not disclose or otherwise make the Software or any part thereof available to any third party except to the extent permitted by this Agreement, and it will take all reasonable steps and precautions to maintain the confidentiality of the Software. Customer further agrees as follows:

         3.1 It will not use the Software at any other Data Center except during any period of time when Customer is temporarily prevented, due to causes beyond Customer's control, from using the Equipment at Customer's Data Center for daily processing operations. During such periods, Customer may use the Software at an alternate facility, and if such use shall continue for a period of more than thirty (30) days, Customer shall notify HBOC of the location of such facility.

         3.2 It will not remove or permit to be removed from any item included in the Software, including any proprietary, confidential or copyright notices, markings or legends placed thereon by HBOC.

         3.3 It will not, without the prior consent of HBOC, copy or duplicate by any means the Software, Documentation or any item included therein except to the extent reasonably necessary to maintain backup or historical Documentation or to test, implement or use the Software and, if source code is licensed with the Software, to implement, change, modify or improve the Software. Customer will cause all proprietary, confidential and copyright notices, markings or legends which appear on any item included in the Software to be placed upon each such copy or duplication.

         3.4 It will not use any information in tangible or intangible form which has been or may be delivered or disclosed to Customer or Customer's employees or agents by HBOC for the purpose of reverse engineering, de-compiling, or disassembling the Software, or creating, attempting to create, or permitting others to create derivative works.

         3.5 It will limit access to the Software (and source code, if licensed hereunder) to only (i) employees and agents of Customer, (ii) physicians and other caregivers with privileges at Customer's Facility, or (iii) subject to execution of a mutually acceptable nondisclosure agreement, third parties sanctioned by Customer who need access thereto in order to, as applicable, use, implement, test, audit, or modify the Software for the sole and exclusive benefit of Customer.

         3.6 Upon the termination of the Software License, Customer will destroy or return to HBOC all tangible portions of the Software delivered or disclosed to Customer by HBOC, together with all copies thereof at any time made by Customer.

         3.7 All changes, modifications or improvements made or developed with regard to the Software by HBOC, whether or not made or developed at Customer's request, shall remain the property of HBOC and, upon delivery or disclosure to Customer, shall be deemed to have been part of the Software as of the date of this Agreement.

         3.8 The provisions of this Paragraph shall survive the termination of the Software License and of this Agreement.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               CUSTOMER NO. 5999998
                                                           CONTRACT NO. C9902292
                                                               FEBRUARY 23, 2000

4. CONFIDENTIALITY OF INFORMATION: Customer and HBOC acknowledge that in the course of installing and maintaining the Software, both parties will become familiar with proprietary or trade secret information of the other concerning the other's business affairs, property, methods of operation, processing system or other information, including Customer's patient and financial data ("Confidential Information"). Customer and HBOC hereby agree to maintain the confidentiality of this Agreement and of such information using at least the degree of care and security as each uses to maintain the confidentiality of its own Confidential Information. Customer and HBOC acknowledge that their disclosure of any of the other's Confidential Information without the other's prior written consent, which consent shall not be unreasonably withheld, may give rise to continuing irreparable injury to the non-disclosing party, that, therefore, will be inadequately compensable in damages at law. Accordingly, the non-disclosing party shall be entitled to obtain immediate injunctive relief against the breach or threatened breach by the disclosing party of any of the foregoing undertakings, in addition to any other legal remedies which may be available, and the disclosing party hereby consents to the obtaining of such injunctive relief. Neither party shall use, authorize others to use, or disclose the Confidential Information received from the other party without the disclosing party's prior written consent. Additionally, HBOC shall not use, authorize to use or disclose the Confidential Information for the purpose of developing information or statistical compilations for use by the third parties or for any other commercial exploitation. As between Customer and HBOC, all data disclosed, delivered or provided to HBOC by Customer for processing in connection with this Agreement, shall be deemed to be the exclusive property of Customer. In no event shall HBOC claim any ownership rights with respect to such data. Customer fully reserves its rights to retrieve, transport and deliver to third parties the data provided to HBOC by and all manipulations of such data. HBOC shall promptly deliver all such data to Customer or its designee upon Customer's written request and HBOC shall not delay, hinder or impede Customer's exercise of such powers, notwithstanding the pendency of any dispute between Customer and HBOC with respect to Customer's justification to so act or the pendency of any other dispute between the parties. Nothing in this Agreement shall operate as an obstacle to Customer's right to retrieve or place such data with a third party for the provision of data processing services to Customer. Moreover, HBOC hereby waives any and all statutory and common law liens it may now or hereafter have with respect to ownership of such data. Information shall not be considered confidential under this Paragraph 4 that: (i) is publicly known prior to or after disclosure hereunder other than through acts or omissions attributable to the recipient or its employees or representatives; (ii) as demonstrated by prior written records, is already known to the recipient at the time of disclosure hereunder; (iii) is disclosed in good faith to the recipient by a third party having a lawful right to do so; or (iv) is the subject of written consent of the party which supplied such information authorizing disclosure.

5.       GENERAL WARRANTIES AND EXCLUSION OF IMPLIED WARRANTIES:

         5.1 AUTHORITY WARRANTY: HBOC warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the full and unrestricted power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

         5.2 SERVICE WARRANTY: HBOC warrants that all services provided by HBOC under this Agreement shall be performed by qualified personnel in a good and workmanlike manner. Upon reasonable request by Customer, HBOC shall replace any service personnel assigned to Customer as soon as practically possible.

         5.3 REMEDIES: So long as Customer notifies HBOC in writing of a breach of any of the foregoing warranties or any other warranties contained in this Agreement, HBOC will use reasonable efforts to confirm the existence of and correct the nonconformity.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               February 23, 2000



         5.4 WARRANTY LIMITATIONS: CUSTOMER'S RIGHT TO ENFORCE THE FOREGOING WARRANTIES AND THE WARRANTIES CONTAINED ELSEWHERE IN THIS AGREEMENT MAY BE SUSPENDED BY HBOC IN ITS SOLE DISCRETION, IF THE SOFTWARE IS USED IN ANY MANNER IN VIOLATION OF THE PROVISIONS OF THIS AGREEMENT. THE WARRANTIES HEREIN SET FORTH ARE MADE TO AND FOR THE BENEFIT OF CUSTOMER ONLY. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, HBOC MAKES NO OTHER WARRANTY OF ANY KIND WHATEVER, EXPRESS OR IMPLIED, AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY HBOC AND EXCLUDED FROM THIS AGREEMENT. NO ORAL OR WRITTEN INFORMATION OR ADVICE PROVIDED BY HBOC, ITS AGENTS OR EMPLOYEES WILL CREATE ANY WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THE WARRANTIES EXPRESSLY PROVIDED IN THIS AGREEMENT.

6. SOFTWARE TESTING: The Software Testing Period ("STP") means the time period during which the Software listed in Paragraph 3.1 of Section II shall be subject to testing by Customer. The STP shall commence on the Software delivery date and end forty-five (45) days after the Live Date, at which time the STP shall be deemed to have been terminated unless HBOC has received written notice of noncompliance from Customer. In the event HBOC has received a notice of noncompliance before the end of said forty-five (45) day period, the STP shall continue on a day-by-day basis until the Software performs in accordance with the Documentation and Customer has had a reasonable period of time to test said corrections. The notice of noncompliance as described herein shall be prepared by Customer and shall include a written, reasonably detailed description of each deviation of the Software from the Documentation.

7. LIABILITY LIMITATION: Except (i) with respect to HBOC's obligations under Paragraph 8 of this Section I, or (ii) in the event of personal injury or property damage not a result of performance of the Software, HBOC's CUMULATIVE LIABILITY TO CUSTOMER FOR FAILURE TO CORRECT A NONCONFORMITY AND ANY OTHER BREACH OF THIS AGREEMENT FOR ANY AND ALL CLAIMS, REGARDLESS OF THE FORM OF ACTION, RELATING TO THE USE OF OR THE INABILITY TO USE THE DEFECTIVE SOFTWARE SHALL NOT EXCEED THE TOTAL AMOUNT OF THE LICENSE FEE PAID BY CUSTOMER TO HBOC FOR SAID DEFECTIVE SOFTWARE, AND ANY OTHER SOFTWARE REASONABLY RENDERED INEFFECTIVE AS THE RESULT OF SAID DEFECT; PROVIDED, HOWEVER, THAT FOR A PERIOD OF ONE (1) YEAR AFTER THE LIVE DATE, SAID AMOUNT SHALL BE THE TOTAL OF ALL FEES, COSTS, AND CHARGES PAID BY CUSTOMER RELATED TO DEFECTIVE SOFTWARE TO HBOC UNDER THIS AGREEMENT. UNDER NO CIRCUMSTANCES SHALL HBOC HAVE ANY LIABILITY TO CUSTOMER FOR ANY CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES OR COSTS, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS OR LOSS OF GOODWILL, RESULTING FROM ANY VIOLATION OF THIS AGREEMENT EVEN IF HBOC HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY THEREOF. Customer acknowledges that the foregoing limitations of liability and remedies represent bargained for allocations of risk, and that HBOC's Fees, Charges, and Costs hereunder represent the allocations of such risk.

8.       INDEMNIFICATION: Notwithstanding the provisions of Paragraph 7 of this
         Section I, HBOC agrees to indemnify, defend and hold harmless Customer from and against any claim asserted or suit or proceeding brought against Customer alleging that any Software infringes a patent, trademark, copyright or trade secret of a third-party, provided HBOC is given prompt written notice of, and full and complete authority, information and assistance in the defense of, such claim, suit or proceeding. HBOC shall not be responsible for the cost of any settlement of any such claim, suit or proceeding made without the written consent of HBOC. In addition, and at the

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


         option and expense of HBOC, HBOC may, at any time after any such claim has been asserted, and shall, in the event any Software is held to constitute an infringement, and in the event such infringement causes a material adverse disruption to Customer's operations within a reasonable period of time, not to exceed fifteen (15) business days, either procure for Customer the right to continue using that Software, or replace or modify that Software so that it becomes non-infringing, provided that such replacement or modified Software has the same functional characteristics as the infringing Software, or, if the prior two remedies are commercially impractical, refund to Customer all Fees, Costs, and Charges paid by Customer to HBOC for that Software and any other Software reasonably rendered ineffective as the result of said infringement. Customer may engage its own counsel, at its own expense, to advise Customer in connection with any such claim, suit or proceeding. HBOC shall not be liable to Customer under the terms of this Paragraph or otherwise if any infringement or claim is based upon the use of any Software in violation of the Software License, or in combination with any software other than programs licensed by HBOC to Customer for such use, or arises from a Software customization performed by HBOC for Customer based upon Customer's ideas, designs, or specifications. In the event HBOC elects not to defend any such claim, Customer shall have the option, but not the duty, to reasonably settle or defend the claim at its cost, and HBOC shall indemnify Customer for such settlement or any damages finally awarded attributable to such claim, reasonable cost and expenses (including cost of investigation and legal fees and expenses) and interest on recoverable funds advanced. The foregoing provisions state the full extent of HBOC's responsibility with respect to the indemnity set forth herein.

9. SPECIAL PROVISIONS FOR HBOC AND BUSINESS PARTNER SOFTWARE: Business Partner Software sublicensed or distributed by HBOC to Customer, if any, is identified in Paragraph 3.1 of Sections II and/or VI-A or VIII, as applicable. To the extent that the terms or conditions under which HBOC sublicenses or distributes any such software to Customer differ from the terms and conditions otherwise stated in this Agreement, said differences are stated in Section III or in shrinkwrap agreements provided with such software and such differences shall control. In the event that HBOC can reasonably demonstrate the need to replace or substitute any Business Partner Software, the parties agree to negotiate in good faith as to the terms and conditions for Customer to obtain reasonably comparable software or to retain the Business Partner Software initially licensed.

10. DISPUTE RESOLUTION: In the event that a dispute arises between HBOC and Customer with respect to any matter under this Agreement, either party may escalate any such dispute as follows:



                                                               Time Period from
         Customer                        HBOC                  Notice of Dispute
         --------            ------------------------------    -----------------
                             Project Manager/Account
                             Executive                            15 days

                             Software Business Unit
                             Senior Customer Services             10 days


                             V.P. for Software Business Unit      10 days


         In the event that such a dispute involves a Software or module which is wholly inoperative and unavailable for use by Customer after the Live Date for such Software or module, the same procedure set forth above may be followed except that all Time Periods shall be twenty-four (24) hours.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


11.      TERMINATION:

         11.1 CONDITIONS FOR TERMINATION: If either party shall commit a material breach of any term or condition of this Agreement, and if said party shall fail to cure, or make substantial progress to cure, any such breach within forty-five (45) days after written notice of such breach is given by the non-breaching party, then the non-breaching party shall be entitled, after giving notice hereunder, to terminate this Agreement. All notices relating to termination or default under this Agreement shall be in writing and delivered by certified mail return receipt requested, to the address of Customer's CEO, CIO and CFO specified above (addressed in the case of HBOC to the attention of its General Counsel and V.P. for Software Business Unit) or specified by such party in accordance with this Paragraph 11. HBOC's failure to remedy any material nonconformance during the STP within a reasonable period of time following notice of the nonconformance by Customer shall constitute a material breach of this Agreement.

         11.2 ORDERLY TRANSITION: For a period of twelve (12) months from termination of this Agreement for any reason whatsoever, Customer shall retain a license to utilize the Software in accordance with all terms and conditions of this Agreement, including, but not limited to, Customer's payment obligations to HBOC. HBOC shall cooperate in a timely manner in all respects with Customer so as to ensure an orderly transition, including, upon Customer's written request, assistance in converting files, to a new operating system and/or a new equipment/software vendor. Customer agrees to compensate HBOC for such services at HBOC's Prevailing Rates.

12. NOTICES: All notices required or permitted under the Agreement shall be in writing and sent to the other party at the address specified below or to such other address as either party may substitute from time to time by written notice to the other and shall be deemed validly given upon receipt of such notice given by mail, postage prepaid, or personal or courier delivery to:


         HBOC                                  Customer
         ----                                  --------
         HBO & Company                         IASIS Healthcare
         5995 Windward Parkway                 The Dover Centre
         Alpharetta, Georgia 30005             113 Seaboard Lane, Suite A200
         Attn: General Counsel                 Franklin, TN 37067
                                               Attn: Frank Coye, General Counsel

13. ACCESS TO BOOKS AND RECORDS: If the value or cost of services rendered to Customer pursuant to this Agreement is Ten Thousand Dollars ($10,000) or more over a twelve-month period, HBOC agrees as follows:
         Until the expiration of four (4) years after the furnishing of such services HBOC and Customer agree to make available upon the written request of the Secretary of Health and Human Services or the Comptroller General, or their representatives, this Agreement and such books, documents and records as may be necessary to verify the nature and extent of the costs of the services rendered hereunder to the full extent required by the Health Care Financing Administration implementing Section 952 of the Omnibus Reconciliation Act of 1980, codified at 42 U.S.C. Section 1395x(v)(1)(1), or by any other applicable federal or state authority. If any services are performed by way of subcontract with another organization and the value or cost of such subcontracted services is Ten Thousand Dollars ($10,000) or more over a twelve-month period, such subcontract shall contain and HBOC shall enforce a clause to the same effect as set forth in the first sentence of this Paragraph. The availability of HBOC's books, documents and records shall be subject at all times to all applicable legal requirements, including without limitation, such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. The provisions of this Paragraph shall

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


         survive expiration or other termination of this Agreement, regardless of the cause of such termination.

14. NON-RECRUITMENT: NON-SOLICITATION OF EMPLOYEES: HBOC and Customer recognize and acknowledge that employees who are engaged in electronic data processing activities possess special, unique and extraordinary technical talents which are in great demand in the present economy and further recognize and acknowledge that each party has incurred substantial expense in recruiting and training such employees and would incur even greater expense if required to replace any such employee. Therefore, both parties agree not to recruit or employ, either directly or indirectly, a present employee of the other party during the term of this Agreement and one (1) year after without the other party's prior written consent.

15.      MISCELLANEOUS:

         15.1 LAW: This Agreement shall be governed by and construed in accordance with the laws in the state in which the Customer is located, exclusive of its rules governing choice of law and conflict of laws. Any action of any kind arising out of or in any way connected with this Agreement must be commenced within one (1) year of the date upon which the cause of action accrued or, if one (1) year is shorter than the minimum period allowed by law, then the minimum period allowed by law.

         15.2 HEADINGS: The headings of the several sections and paragraphs of this Agreement are for convenience only and shall not be construed to be a part of this Agreement.

         15.3 ASSIGNMENT: Except as otherwise expressly set forth below, Customer shall not assign this Agreement or any license granted hereunder without the prior written consent of HBOC, which consent shall not be unreasonably withheld or delayed. Customer may assign this Agreement, together with any license granted hereunder, to any Affiliate or any entity resulting from the sale, combination or transfer of all or substantially all of the assets or capital stock, or from any other corporate form of reorganization, provided the assignment is not to a competitor of HBOC. Upon any permitted assignment of this Agreement, Customer shall not incur any transfer fees other than such fees as may be required for any expanded or additional licenses, equipment, or services necessary for as a result of such assignment. HBOC may, upon notice to Customer, assign this Agreement to any Affiliate or any entity resulting from the sale, combination or transfer of all or substantially all of the assets or capital stock, or from any other corporate form of reorganization by or of HBOC. Subject to all of the terms and conditions hereof, this Agreement inures to the benefit of and is binding upon the parties hereto and their successors and assigns.

[______]*

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               CUSTOMER NO. 5999998
                                                           CONTRACT NO. C9902292
                                                               FEBRUARY 23, 2000

         15.4 FORBEARANCE: The exercise or non-exercise of any right granted to HBOC or to Customer under the terms of this Paragraph or under any other provisions of this Agreement shall not operate as a waiver of any right which may subsequently accrue to HBOC or Customer under any provision of this Agreement and shall not preclude the exercise by HBOC or Customer of any other rights or remedies which either HBOC or Customer may have in law or equity or under the terms of this Agreement.

         15.5 LATER AMENDMENTS CONTROL: To the extent that the terms and conditions of the Exhibits, Attachments and Schedules hereto or Exhibits, Attachments and/or Schedules to subsequent amendments ("Subsequent Terms") differ from those herein, those Subsequent Terms shall control the interpretation and any conflict resolution thereof. Pre-printed terms and conditions on or attached to Customer purchase orders shall be of no force or effect.

         15.6 AMENDMENT: ELECTRONIC ORDERS : No representation or promise hereafter made by a party, nor any modification or amendment of this Agreement, shall be binding upon either party unless in writing and signed by Customer and accepted in writing by an authorized agent of HBOC at Alpharetta, Georgia. Customer agrees not to contest the enforceability or validity of any order placed after the Effective Date through HBOC's Web site secure areas, so long as Customer has entered a valid user ID and password. All orders placed by Customer using Customer's user ID and password shall, for purposes of this Agreement, be deemed to be in writing signed by Customer and will be binding and admissible as between HBOC and Customer to the same extent and under the same conditions as the terms and conditions set forth herein. Customer shall be responsible for the security of Customer's user ID and password, and Customer shall have the ability to modify its password at any time.

         15.7 RELATIONSHIP BETWEEN PARTIES : HBOC and Customer are independent principals in all relationships and actions under and contemplated by this Agreement. This Agreement shall not be construed to create any employment, partnership, joint venture, or agency relationship between the parties or to authorize Customer to enter into any commitment or agreement binding HBOC, including, but not limited to, the offering or extension by Customer of any representation, warranty, guarantee, or other commitment on behalf of HBOC.

         15.8 FORCE MAJEURE: Neither party shall be liable to the other for any delay or failure to perform due to causes beyond its reasonable control; provided, however, that for any force majeure condition extending for a period of more than thirty
                  (30) days, the party not claiming the existence of the force majeure condition shall have the right to terminate this Agreement without further obligation for future liabilities, provided that the other party's force majeure condition has materially adversely affected the non-party not claiming the force majeure existence.

         15.9 SURVIVAL OF CERTAIN OBLIGATIONS: After expiration or termination of this Agreement, all provisions relating to payment shall survive until completion of required payments. In addition to those provisions which specifically provide for survival beyond expiration or termination, all provisions contained in this Section and all provisions, if any, regarding indemnification, warranty, limitations of liability, and confidentiality and/or protection of proprietary rights and trade secrets shall survive indefinitely or until the expiration of the time period specified elsewhere in this Agreement with respect to the provision in question.

         15.10 PARTIAL INVALIDITY: In the event any provision of this Agreement is held illegal, void or unenforceable, to any extent, in whole or in part, as to any situation or person, the

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               CUSTOMER NO. 5999998
                                                           CONTRACT NO. C9902292
                                                               FEBRUARY 23, 2000


                  balance shall remain in effect and the provision in question shall remain in effect as to all other persons or situations, as the case may be.

         15.11 PUBLICATION PERMISSION: Customer's execution of this Agreement shall signify its approval for HBOC to release non-confidential information including Customer name, location and business relationship in standard news releases and HBOC publications. Notwithstanding the foregoing, HBOC shall not produce or distribute any such materials without Customer's review and approval of same.

         15.12 COUNTERPARTS: FACSIMILE: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. All executable copies of the Agreement transmitted by facsimile, for purposes of this Agreement, will be binding and admissible as between HBOC and Customer to the same extent and under the same conditions as the terms and conditions set forth herein.

         15.13 RELOCATION OF DATA CENTER. In the event that Customer desires to relocate its Data Center from its current location, Customer shall be responsible for any additional Fees, Costs, or Charges associated with such relocation.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               February 23, 2000


                                   EXHIBIT I-A
                            CUSTOMER'S FACILITY(IES)


             HOSPITAL                       AHA NUMBER           ADDRESS              CITY        ST      ZIP
----------------------------------          ----------      -----------------     -----------     --     -----
Iasis Healthcare Corporate Offices           5999998        The Dover Centre,     Nashville       TN     37067
                                                            113 Seaboard Lane
--------------------------------------------------------------------------------------------------------------
Davis Hospital                               6870100        1600 W. Antelope Dr.  Layton          UT     84041
--------------------------------------------------------------------------------------------------------------
Jordan Valley Hospital                       6870300        3580 W. 9000 South    West Jordan     UT     84088
--------------------------------------------------------------------------------------------------------------
Memorial Hospital of Tampa                   6391090        2901 Swann Avenue     Tampa           FL     33609
--------------------------------------------------------------------------------------------------------------
Mesa General Hospital                        6860162        515 North Mesa Dr.    Mesa            AZ     85201
--------------------------------------------------------------------------------------------------------------
Mid-Jefferson Hospital                       6742595        Hwy. 365 & 27th St.   Nederland       TX     77627
--------------------------------------------------------------------------------------------------------------
Odessa Regional Hospital                     6742665        520 East 6th Street   Odessa          TX     79760
--------------------------------------------------------------------------------------------------------------
Palms of Pasadena Hospital                   6390935        1501 Pasadena Ave.    St. Petersburg  FL     33707
--------------------------------------------------------------------------------------------------------------
Park Place Medical Center                    6742849        3050 39th Street      Port Arthur     TX     77642
--------------------------------------------------------------------------------------------------------------
Pioneer Valley Hospital                      6870075        3460 S. Pioneer Pwy   West Valley     UT     84120
--------------------------------------------------------------------------------------------------------------
Rocky Mountain Medical Center                6870036        2500 South State      Salt Lake City  UT     84115
--------------------------------------------------------------------------------------------------------------
Salt Lake Regional Hospital                  6870270         1050 E.              Salt Lake City  UT     84102
                                                            South Temple
--------------------------------------------------------------------------------------------------------------
Southwestern General Hospital                6743135        7400 Barlite Blvd.    San Antonio     TX     78224
--------------------------------------------------------------------------------------------------------------
St. Luke's Medical Center*                   6860290        1800 E. Van Buren     Phoenix         AZ     85006
--------------------------------------------------------------------------------------------------------------
Tempe St. Luke's Hospital                    6860390        1500 South Mill Ave.  Tempe           AZ     85281
--------------------------------------------------------------------------------------------------------------
Town & Country Hospital                      6391097        6001 Webb Road        Tampa           FL     33615
--------------------------------------------------------------------------------------------------------------


* Location of Customer's Data Center as of the Effective Date


(NOTE: It is not necessary to list offices of physicians and other caregivers who have privileges at a health care facility identified above.)

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                                   EXHIBIT I-B
                        2000 HBOC CORPORATE TRAVEL POLICY
        TRAVEL POLICY, PROCEDURES, AND EXPENSE REIMBURSEMENT GUIDELINES

I. STATEMENT OF PURPOSE: This document establishes policies governing the reimbursement of travel and entertainment expenses incurred during the conduct of company business. It is company policy to reimburse employee ordinary, necessary and reasonable travel expenses when directly connected with, or pertaining to the transaction of company business. Employees are expected to exercise prudent business judgment regarding expenses covered by this policy. When submitting expense reports to claim reimbursement, employees are expected to neither gain nor lose financially.

         Specific business units may, at their discretion, impose greater control than required by this policy, but never less.

II.      RESPONSIBILITIES AND ENFORCEMENT:

         COMPANY EMPLOYEES who incur travel and entertainment expenses are primarily responsible for complying with this policy. The expense report is to be submitted weekly to the employee's manager. HBO & COMPANY WILL REIMBURSE EMPLOYEES FOR AUTHORIZED AND APPROVED BUSINESS TRAVEL AND ENTERTAINMENT EXPENSES WHICH ARE RECEIVED IN ACCOUNTS PAYABLE WITHIN 90 DAYS OF THE EXPENSE DATE. ANY BUSINESS TRAVEL AND ENTERTAINMENT EXPENSES OVER 90 DAYS OLD WILL NOT BE REIMBURSED BY ACCOUNTS PAYABLE. As computer connectivity allows, employees must use the Business Control System (BCS) for preparation of electronic expense reports. The management review procedures for BCS expense reports are the same as manual expense reports. Employees submitting expenses that are not in compliance with this policy risk delayed, partial or forfeited reimbursement. Cases of significant abuse may result in disciplinary action, including employee termination.

         MANAGEMENT LEVELS with pre-established approval authority are responsible for assuring that all policies detailed herein, as well as applicable business unit policies, have been adhered to prior to approving employee expense reports. Any deviations must be explained on the expense report with the approval of the reviewer noted; these expense reports nevertheless risk delayed, partial or forfeited reimbursement as a result of the accounts payable travel audit.

         THE ACCOUNTS PAYABLE DEPARTMENT is responsible for ensuring that any expenses reimbursed or paid for by the company are in compliance with the Corporate Travel Policy. Any questions or concerns regarding this travel policy or the company's travel management program should be addressed to the CORPORATE TRAVEL MANAGER, Ron Powell, at 770/698-1530.

         Expenses shall be paid promptly if reported on schedule, which is no later than 12:00 p.m. on Wednesday, following the preceding week. All employees are encouraged to use the direct deposit program through Accounts Payable for expense report reimbursement.

III. EXPENSES NOT PAID BY THE COMPANY: The following list is given as a guide and is not necessarily a complete list:

         1.       Airlines or other travel insurance

         2.       Babysitter fees

         3.       Barbers and hairdressers

         4.       Kennel cost for dogs and other pets

         5. Golf fees (except when part of customer entertainment), golf bags and other sporting equipment or events

         6. Annual premiums for personal property insurance and the annual card fee for any

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                  charge card, except the Corporate American Express Card

         7. Any airline ticket for Company business, whether corporate or group travel, not arranged by WORLDTRAVEL PARTNERS

         8. Any unauthorized first class travel (authorization must be approved by the Chief Financial Officer). The difference between the first class fare and very lowest available fare at the time of ticketing will be paid for by the employee

         9.       Hotel "No Show" bills

         10.      Airline club fees

         11. Suitcases, fountain pens, automatic pencils, desk lamps, pocket calculators, etc.

         12.      Car wash for employee-owned cars

         13.      Theft of personal items while on business travel

         14.      Doctor bills, prescriptions or other medical services

         15.      Traffic and parking violations

         16.      Formal dinner clothes

         17. Expenses for transportation to a hotel in connection with attending a company sponsored dinner, except as authorized

         18.      Toiletry articles such as toothbrush/paste and deodorant

         19.      In-room movie charges

         20.      Laundry for business trips not exceeding five nights

         21.      Health club fees

         22.      Lost Ticket Applications

         23.      Clothing for an employee

IV.      TRAVEL DEPARTMENT
         HOURS OF OPERATION:

         Monday - Friday 8:30 AM to 8:00 PM Eastern Standard Time
         Travel department is closed in observance of all HBO & Company
         Holidays.



CONTACT NUMBERS:
RESERVATIONS:               1-888-HBOC TVL
Atlanta                 Fax 1-770-668-5468
Charlotte               Fax 1-704-549-7304
Scottsdale              Fax 1-602-596-4334
San Mateo               Fax 1-415-572-0822
Longwood                Fax 1-407-332-6883
E-Mail                  WTPTV_DA or
                        Internet: Travel.Department@HBOC.com
                        (NON RESERVATION REQUESTS ONLY)
EMERGENCY               VIT CODE 15H


         TRAVEL ARRANGEMENTS: All travel arrangements (to include airline, lodging, rental car, etc.) must be arranged through WorldTravel Partners. Tickets not issued by WorldTravel Partners will not be reimbursed. The choice of transportation should be based on the most efficient use of an employee's time and cost to the Company. Negotiated discounts resulting in savings to the Company can be initiated and the cost-effectiveness of the agency can be monitored only if all company travel is conducted through this agency.

         A. AIR TRAVEL - All business air travel will be the lowest cost available airfare, short of endangering the reason for the trip. The guidelines surrounding our travel policy are as follows:

                  The lowest available airfare, regardless of penalties or restriction, must be utilized by anyone traveling at the expense of HBOC. Travel which is being billed to a customer will

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                  be handled on a case by case basis where the usage of non-refundable tickets applies. Any tickets being requested within 7 days of travel require Senior V.P. approval before the ticket can be issued by the Travel Department.

                  Employees traveling between HBOC offices must have VP approval prior the travel department releasing a ticket. Video conferencing should be used in lieu of travel between HOC offices. Any trip taken to the corporate office, or a regional office, may have the opportunity to be mapped. The WTP reservationist can assist you with the current requirements for mapping. The employee will be reimbursed for both tickets even thought the second trip may not take place for several months. If you have questions about mapping, please refer to section 6 of this handbook.

                  WORLDTRAVEL PARTNERS will be guided by policy and will automatically confirm the lowest airfare available on the requested routing. WTP will check all flights one and a half hours before and one and a half hours after the originally requested arrival, for the lowest available airfare add advise the traveler of the lowest fare options. The responsibility of the Corporate Travel Manager is to ensure that employees are spending the Company's travel funds as efficiently as possible while complying with Company policy as defined by the Executive Operation Committee.

                  Accordingly, the Travel Manager, using good business judgment, may challenge and disallow, as appropriate, any travel expense that does not comply with Company policy. Examples of expenses that would be challenged and disallowed follow: an employee does not opt to take the lowest airfare or stay in one of the Company's preferred hotels. In these cases, the employee would be advised that his/her reservations were being changed in order to comply with the Company policy and the ticket, or reservation would be issued accordingly.

                  PREXPENSING TICKETS:

                  The number of airline tickets being expensed prior to the trip taking place has increased substantially. Realizing that the airlines do not allow travelers to remove the passenger receipt prior to travel, employees have been submitting photo-copies of airline receipts in order to have these expenses paid whenever a ticket needed to be purchased in advance to obtain the lowest possible fare. This leaves the opportunity for Accounts Payable to reimburse for the same airline ticket twice; once for the photo-copy of the ticket which is submitted prior to travel, and the second time if the original airline ticket is submitted for reimbursement after the trip is completed.

                  AIRLINE TICKETS WHICH ARE EXPENSED PRIOR TO THE TRIP TAKING PLACE WILL NO LONGER BE PAID BY THE ACCOUNTS PAYABLE DEPARTMENT UNLESS THE FOLLOWING CRITERIA HAVE BEEN MET.

                  Only airline tickets for travel at least 3 weeks in advance of the ticket purchase date will be allowed to be expensed prior to taking the trip. Example: a ticket purchased on May 1st would not be allowed to be reimbursed unless travel was for after May 21st.

                  The employee should print "Ticket Being Pre-Expensed" on the original passenger receipt of the airline ticket that they are trying to pre-expense, sign the receipt, and make a copy of the passenger receipt for their expense report. Make sure to print the above information on the original passenger receipt prior to making a photo-copy of the passenger receipt of the ticket. The photo-copy should then be attached to the expense report to be reimbursed.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                  The original passenger receipt, should be submitted as part of the receipt documentation after the trip has been completed, and a miscellaneous note should be added to the expense report indicating that the airline ticket had been previously expensed. THE EMPLOYEE SHOULD NOT EXPENSE THE AIRLINE CHARGE AGAIN, unless the ticket was previously expensed to the A/R Travel Account as referenced in Section 6 of the 1996 Travelers Handbook.

                  It is imperative that the above procedure be followed in order for an employee to be reimbursed for a ticket purchased over three weeks in advance. Any tickets which are submitted for reimbursement without the proper documentation, or within 3 weeks of departure will be returned to the employee.

                  TICKET DELIVERY:

                  All tickets must be issued by the travel department. Tickets not issued by the department will be kicked out and subject to short pay by accounts payable.

                  There are several methods of delivery.

                  - Pickup at a branch office, located in one of our five on site locations

                  - Delivered via satellite ticket printer in twelve of our out lying offices

                  -        Fedexed to home based travelers and remote offices

                  - Electronic tickets or prepaid tickets at airport locations

                  No tickets should be picked up at the airline counter unless it is a prepaid ticket, Electronic ticket or you are advised to do so by the travel department.

                  PAYMENT AND DOCUMENTATION. All airline tickets must be charged to a credit card, and will NOT be billed to a company paid account. The employee has the option of having and HBOC-sponsored Corporate American Express Card issued in his/her name or using his/her own personal credit card. In order for employees to obtain reimbursement, airfare charges must be documented on an expense report with the original passenger coupon of the airline ticket. In addition, employees will be required to submit the airline itinerary issued by the Travel Department as part of their expense report documentation.

                  Note 1: Employees should only use airline tickets issued
                          under their own name. The Company does not encourage employees to use other employees' tickets, and cannot be held responsible for employees who fail to follow this policy.

                  Note 2: Employees will have the option of having Accounts
                          Payable directly pay American Express for business airline charges made to their Corporate American Express Card. For more information, please call Sue Priest at the corporate office at ext.1845.

         B. CORPORATE AMERICAN EXPRESS CARD. Any employee who incurs business-related travel and entertainment expenses has the option to be issued a company sponsored charge card. Applications are available from the Corporate Travel Department. This card should be used to pay for business-related airfare, hotels, meals, car rentals and in-town expenses.

                  The Corporate American Express Card will be in the name of the employee, and the employee will have full liability for payment of charges against his/her card. The employee must keep payments current as explained in the charge card agreement.

                  AMERICAN EXPRESS CUSTOMER SERVICE HOTLINE: 1-800-528-2122.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


         C. LODGING. The Company will pay only actual room rental costs supported by the hotel bill for each day that lodging away from home is required for business reasons. The Company has compiled a Corporate Hotel Directory listing authorized lodging facilities near each office or frequently traveled location. The Corporate Hotel Directory is located in section 4 of this handbook. Hereafter, the standard hotel will be Marriott Courtyard-type lodging for all business-related travel. Every effort should be made to utilize these hotels as they have been selected to offer our travelers a balance of service and overall value.

                  CANCELLATION. All rooms will be guaranteed for late arrival. Employees must cancel the room reservation by 6:00 p.m. on the day of arrival to avoid a "NO SHOW" charge. Cancellations may be made by calling World Travel Partners. If the cancellation is made directly with the hotel, employees should request and retain a "cancellation number" as documentation of the transaction. "NO-SHOW" charges are not reimbursable.

         D. CAR RENTALS. Cars should be rented by employees only when other means of transportation are unavailable, more costly, or impractical. The use of a rental car must be justified as a business need and not as a matter of personal convenience. The use of intermediate or full-size cars is acceptable only when two or more employees are traveling together and sharing the rental car, or when it is necessary to have a larger vehicle for carrying clients or equipment.

                  All car rentals must be with the company's primary vendor:
                  Avis, Discount I.D.#A445800 or with the Company secondary vendor: National Rent a Car, Discount I.D.#5400602.

                  Rates for Mid-size car and unlimited mileage:
                  AVIS $39.00 PER DAY-NATIONAL $39.00 PER DAY
                  Supplemental Charges may apply in the following cities:
                  Chicago, Baltimore, Boston, Philadelphia, New York, Washington

                  CAR RENTAL INSURANCE: For rentals within the continental United States, do not accept the Loss/Damage coverage or Liability coverage as it is provided as part of our contract rate with Avis and National. In the event a rental is not available through AVIS and National and you utilize the services of another vendor, or for a rental outside of the continental U.S., the Loss/Damage coverage and Liability coverage should be accepted. Following these procedures will protect you and the Company from full replacement and liability charges that would be assessed on your credit card should an accident occur.

                  NOTE: If you are involved in an accident when renting a car on company business, obtain a police report if necessary, and complete the accident report from the car rental company attached to your rental agreement. Call the car rental vendor to replace the car if necessary, or for any further assistance you may need.

                  NOTE:

                  i. For personal loss due to theft involving a rental car, the Company will not replace, nor provide reimbursement for these items. It is suggested that the employee have these items covered under their Homeowner's Policy.

                  ii. Employees are encouraged to refuel rental cars prior to returning them to the vendor. This practice can save as much as 50% of the gasoline cost. In the event the employee is unable to refuel the rental car prior to returning it, the

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                           maximum reimbursable amount for a fuel surcharge will be $20. Any amount over $20 will not be reimbursed and will be at the employees expense.

                  iii. When it is absolutely necessary to rent a car in one city and drop the car off in another city, the Company will reimburse this expense up to $60.

         E.       OTHER TRANSPORTATION

                  PERSONAL CAR - The Company prefers travel through use of public transportation, but an employee's automobile should be used when other transportation is unavailable or economy can be realized. The Company will reimburse the employee at the rate of .31 cents per mile over and above the normal commute, plus parking and tolls, for authorized business use of personal cars. The normal commute includes an employee's drive to his/her office, or FM site, if located in the same city in which the employee resides.

                  For personal car use to/from the airport, the mileage reimbursement should be calculated from the employee's starting point (home or office) to the airport. The mileage allowance covers all auto costs (e.g., gasoline, repairs, insurance, etc.) other than parking and tolls. Accordingly, any and all claims related to an automobile accident involving an employee on Company business using his/her personal automobile are the responsibility of the employee, not the Company.

                  Note 1: The Company's contingent (legal) liability in
                          connection with the operation by employees of their own or hired automobiles on Company business is not covered by Company insurance.

                 Taxi and other Out of Town Transportation - The cost of a taxi to and from places of business, hotels, or airports in connection with business activities is reimbursable. Use of taxis is authorized only when more economical services (hotel vans, shuttles, etc.) are not available. Employees are encouraged to utilize public transportation whenever feasible. Receipts are required for all transportation expenses.

V.       MEALS AND ENTERTAINMENT

         A. Business Meals the Company will reimburse employees for meal expenses (breakfast, lunch, and dinner) actually incurred, providing such expenses are reasonable and appropriate. The suggested costs below should provide a guideline to employees as to what the Company feels is fair and reasonable:

                  Breakfast.....$ 8.00

                  Lunch........ $12.00

                  Dinner........$20.00

                  Payment and Documentation - All meal and entertainment expenses of $15 or greater must be supported by a receipt attached to the expense report. Charge card receipts are the preferred form of documentation, and employees should use charge cards to pay for meal expenses whenever possible. Tear-tab receipts, where the employee writes in the amount of the expense, will not be accepted as documentation for meal and entertainment expenses unless they provide the required I.R.S. documentation.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000



                  I.R.S. Requirements - To be in compliance with the I.R.S. regulations, the following information must be included on an employee's expense report as support for all business meals and entertainment expenses:

                  Name and Company of all attendees, Name and location of the establishment, Amount and date of the expense, Specific business topic discussed (for entertainment)

                  Entertainment Expenses - To be reimbursable, the expense must be an expenditure essential to the transaction of Company business. This entertainment should only be for clients, not for other employees. The guidelines below have been established to ensure consistent and prudent use of Company funds when entertaining.

                  1. Employees should only entertain at establishments which reflect favorably on our corporate image and reputation and are necessary in accomplishing the purpose of the expense.

                  2. Employees should use good judgment when entertaining, treating customers/prospects to excessively expensive meals or activities could be viewed as extravagant by them.

                  3. Each employee should spend company money as if it were his/her own. Managers should ensure the above guidelines are adhered to when reviewing/approving expense reports. Entertainment expenses deemed to be inappropriate, or extravagant will not be reimbursed at the full value without the approval of the President, or appropriate direct report.


VI.      OTHER REIMBURSABLE EXPENSES

         A.       TELEPHONE EXPENSES

                  1. Business - The Company will pay charges for local and long-distance business calls made outside a Company office, provided the calls are supported by a listing, hotel bill, or telephone bill. All domestic long distance telephone calls should be placed through HBONET, the Company's software defined network.

                  2. Personal - The Company will pay charges for personal long distance calls when the employee is away from home for business reasons. These should be limited to one ten-minute call a day. In order to maximize the savings potential employees should place personal calls through HBONET.

                  3. Car - The policy for HBO & Company as it relates to car phone usage, and the reimbursement of such usage is as follows:

         B. ELIGIBILITY AND AUTHORIZATION: Those employees whose job performance and productivity can be significantly increased through the use of a car phone will be eligible to have their business calls reimbursed by the Company. Prior to any business calls being reimbursed, the employee must have approval from a vice president in his/her organization authorizing the employee to use a car phone for business purposes. Corporate accounting will maintain a list of those employees who are authorized to expense car phone calls and audit expense reports accordingly.

                  USAGE OF CAR PHONE: If an employee has authorization to use a car phone for business purposes, the car phone should be used as a business necessity and not a personal convenience. The use of a car phone to check voice-mail, although not prohibited, should be extremely limited. Employees should not expense car phone usage to check voice-mail on their normal commute to/from the office.

                  Reimbursement of Car Phone Expenses. The Company will reimburse employees for those mobile car phone charges which are necessary and essential to the transaction of company business. The Company will reimburse the employee for the percent of the

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                  monthly service fee associated with essential business related calls. This does not include any purchases of mobile phones or installation charges. The Company deems acceptable monthly car phone expenses to be less than $100. Any car phone expenses which are submitted totaling more than $100 will require an additional approval from an EOC member prior to being reimbursed.

         F. LAUNDRY EXPENSES. The Company will pay for reasonable laundry, or dry cleaning charges for employees who are traveling out of town and will be out of town on company business for five nights or more. In such situations, the employee's manager determines the fair and reasonable nature and amount of reimbursable business expenditure.

         G. TIPS AND GRATUITIES. The Company will pay for reasonable tipping and gratuities:

                  *        up to 20% of the total restaurant bill

                  *        $1 per bag porterage

                  *        up to 15% of the total cab fare

         H. IN-TOWN EXPENSES. When traveling within his/her headquarter city, an employee may expense charges for local transportation if required for business purposes and when authorized. Whenever public transportation is not used, claims for taxis, private limousines, and personal car mileage should be separated, claimed, and explained, showing the purpose of the trip and the itinerary.

VII.     SPOUSE TRAVEL

         Travel expenses for a spouse are not reimbursable as a business expense unless it can be shown that the spouse's presence was both essential and directly related to the effective accomplishment of company business. Any spouse travel requires the written approval of the President, or appropriate direct report. This written approval must be attached to the expense report submitted by the employee to the Company.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000

                   II. SOFTWARE LICENSE AND MAINTENANCE TERMS

1.       SOFTWARE LICENSE AND AUDIT:

         1.1      SOFTWARE LICENSE:

                  1.1.1 HBOC hereby grants to Customer a perpetual, non-exclusive, non-transferable license (except as expressly provided for in Paragraph 15.3 of Section
                           I) to use the object code version of the Software solely on the Equipment located at Customer's Facility (i) solely for the benefit of persons and entities located at Customer's Facility and (ii) if applicable, by the number of Active User ID's, Concurrent Users or Servers or for the number of Covered Lives identified on a Contract Supplement, regardless of location, provided that such access and use of the Software is relevant to the business relationship with Customer, and in a manner consistent with Customer's own internal business purposes.

                  1.1.2 Customer shall not rent, lease or provide remote computer services or distribute the Software to any third party without the prior written consent of HBOC.

                  1.1.3 Customer shall not permit the use of the Software by an outsource or facility management service without HBOC's prior written consent, unless and until Customer has contractually obligated any such third part to comply with Customer's obligations set forth in Section I, Paragraph 4 and has furnished HBOC with executed copies of said undertaking by such third parties.

         1.2 SOFTWARE LICENSE AUDIT: HBOC may, at its own expense, upon written notice to Customer and during mutually agreed upon times not more than once annually, by itself or through a recognized independent accounting firm, acceptable to Customer, audit the number of Covered Lives, Active User ID's, Concurrent Users and/or Servers in use, as well as the use and location of Software relevant to Customer's own internal business purposes. Representatives of such firm shall protect the confidentiality of information by executing a mutually agreed upon confidentiality agreement and shall abide by Customer's reasonable security regulations while on Customer's premises.
                  [________]*

2.       SOURCE CODE ESCROW:

         2.1 Customer shall have the right to have source code for Generally Available HBOC-owned Software licensed in this Agreement escrowed at an impartial third party for their security at Customer's expense. [_____]*

         2.2 HBOC agrees that in the event it (i) fails to cure a material breach of its Software Maintenance obligations hereunder or
                  (ii) discontinues Software Maintenance for the applicable Software for its customers in general, HBOC shall deliver to Customer, on Customer's demand, for all Generally Available HBOC-owned Software licensed under this Agreement, source code and Documentation of every kind and nature necessary for Customer to operate said Software solely in accordance with the terms of this

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                  Agreement. In the event HBOC does not deliver the source code and Documentation within ten (10) days of Customer's demand, Customer shall have the right to obtain the source code and Documentation directly from the impartial third party referred to in Paragraph 2.1 of this Section II.

3. SOFTWARE PRICING: The provisions contained in this Paragraph 3 for Licensing, Maintenance and Pricing are options for Facilities to obtain products and services from HBOC.

         3.1 SOFTWARE SCHEDULE: The Agreement shall be amended by means of a Contract Supplement, substantially in the form attached as
                  Exhibit II-B, or other appropriate form of amendment, which shall be created by HBOC for each licensing, sale and/or provision of Software, Equipment, and Services, and shall include the appropriate licensing terms for the Products and Customer Facilities licensed under such amendment. All HBOC-owned Software to be licensed will be listed on a Contract Supplement and shall include any associated Software License and Software Maintenance Fees. Any additional terms and conditions required for non-HBOC-owned software, including Business Partner Software, will be attached to the Contract Supplement as additional Exhibit(s).


                  [_____]*



                  [_____]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


[______]*


[______]*

         3.2 ADDITIONAL ACTIVE USER IDs: SEATS AND CONCURRENT USERS: Upon licensing of Products listed in Paragraph 3.1.1 and Paragraph 3.1.2, Customer shall be entitled to use such Products at the applicable Customer Facility for up to the number of Active User ID's, Seats, and/or Concurrent Users specified therein. [______]* HBOC may increase Software Maintenance Fees to Customer in proportion to the increased number of Active User ID's, Seats and/or Concurrent Users licensed hereunder as set forth in Paragraph 4.2 of this Section II.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000

                  as may be reasonably modified from time to time. Said procedures shall be deemed part of this Agreement.

         5.4 HIPAA Warranty: HBOC warrants that it will use reasonable efforts to cause the Software to comply with the requirements imposed by the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") in a timely fashion such that Customer will be able to implement such updates or enhancements prior to the effective date of such requirements.

6.       SOFTWARE WARRANTIES:

         6.1 WARRANTY TO DOCUMENTATION: HBOC warrants, for a minimum of twelve (12) months from the Contract Supplement Effective Date; and thereafter, so long as all Fees, Charges and Costs, including Software Maintenance, for that Software have been paid in full when due, that the Software (excluding any programming changes made by Customer), when operating on the Equipment, will perform in accordance with the Documentation provided to Customer as part of the Software.

         6.2 VIRUS WARRANTY: (a) HBOC warrants that to the best of its knowledge as of delivery to Customer, the Software does not contain and will not receive from any HBOC data transmission via modem or other HBOC medium any virus, worm, trap door, back door, timer or clock that would erase data or programming or otherwise cause the Software or Equipment to become inoperable or incapable of being used in accordance with its Documentation. (b) HBOC further represents and warrants that HBOC shall not insert any virus, worm, trap door, back door, timer or clock into the Software and HBOC shall use all reasonable practices and security measures necessary to prevent or avoid the insertion of such devices, including without limitation, the provision of features and functions in the Software that would prevent the insertion of such devices and limit their effect. In the event such device is found in the Software, HBOC will, at no charge, remove such device and repair any damage caused thereby at the request of Customer, provided that if such device did not originate through a breach of the representation and warranties in this Paragraph 4, or otherwise through HBOC, HBOC may invoice Customer for such services at HBOC's then-current rates. At Customer's request, HBOC will cooperate with any entity engaged by Customer to remove such a device or repair such damage.

         6.3 YEAR 2000 WARRANTY: HBOC warrants that the occurrence in or use by the Software of dates on or after January 1, 2000 (the "Millenial Dates") will not adversely affect the performance of the Software with respect to date-dependent data, computations, output or other functions (including, without limitation, calculating, computing or sequencing), and the Software will create, store and generate output data related to or including the Millenial Dates without errors or omissions.

         6.4 DEVELOPMENT SOFTWARE WARRANTY: Customer recognizes that certain Software may be licensed hereunder that is under development (Development Software) and as such is unwarranted as to performance and functionality until such time as such Software becomes Generally Available. Any Development Software will be identified as such on a Contract Supplement. HBOC agrees to provide good faith Software Maintenance support of said Software for Customer as they are installed and until such time as the Software is made Generally Available. If and when such Development Software becomes Generally Available, Software Maintenance and support on commercially and generally offered terms and conditions will be available from HBOC, together with functionality warranties to the Software's Documentation. Customer acknowledges that the Development Software may never become Generally Available.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000



                  USE OF SOFTWARE OTHER THAN THE SOFTWARE IDENTIFIED ON A CONTRACT SUPPLEMENT ON THE HBOC APPROVED EQUIPMENT WITHOUT HBOC'S CONSENT, WHICH SHALL NOT BE UNREASONABLY WITHHELD, MAY RESULT IN THE SUSPENSION BY HBOC, AT ITS SOLE DISCRETION, OF ALL APPLICABLE WARRANTIES UNTIL SAID OTHER SOFTWARE IS REMOVED FROM THE EQUIPMENT.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000

                                  EXHIBIT II-A

                           SAMPLE CONTRACT SUPPLEMENT


HBOC                          CONTRACT SUPPLEMENT                           CS#
                                                                           CUST#
CUSTOMER NAME:

SHIP TO:                                                          BILL TO:



Telephone:
          -------------------------------------

Facsimile:
          -------------------------------------


Contract Supplement to HBOC Agreement #_____________dated____________between HBO & Company ("HBOC") and ("Customer").

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends HBO & Company Information System Agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"). To the extent that the terms, conditions and definitions set forth in this Contract Supplement differ or conflict with the terms and conditions set forth in the Agreement, such differences are stated below and on the Attachment(s) hereto and shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

SOFTWARE


             DESCRIPTION                 CATEGORY      FAMILY       UNIT PRICE     QTY      NET PRICE     MAINT.2 (2)
             -----------                 --------      ------       ----------     ---      ---------     -----------

SOFTWARE GRAND TOTAL:                                                                           $           $

PAYMENT TERMS:

SERVICES



        DESCRIPTION                  CATEGORY      FAMILY       UNIT PRICE     QTY      NET PRICE       MAINT.
        -----------                  --------      ------       ----------     ---      ---------       ------
INSTALLATION GRAND TOTAL:                                                                      $            $



PAYMENT TERMS:

HARDWARE


2 Software Maintenance and Annual Software Maintenance Fee Start Dates: Upon execution of this Contract Supplement

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


Description                CATEGORY       FAMILY       UNIT PRICE   QTY       NET PRICE      MAINT.
-----------                --------       ------       ----------   ---       ---------      ------
                                                                                   $          $

HARDWARE GRAND TOTAL:

[______]*


LINE ITEM COMMENTS

GENERAL COMMENTS


AUTHORIZATION             This quote is valid until ______________


Customer Signature:                                        HBOC Signature:
                  -----------------------------------                     -----------------------------------------
Printed Name:                                              Printed Name:
             ----------------------------------------                   -------------------------------------------
Title/Position:                                            Title/Position:
               --------------------------------------                     -----------------------------------------
Customer PO#:                                              Date:
             ----------------------------------------           ---------------------------------------------------
Date

Accepted on Behalf of HBO & Company of
Georgia at Atlanta, Georgia
By:
   --------------------------------------------------
Title:
      -----------------------------------------------

      -----------------------------------------------



                           THANK YOU FOR YOUR BUSINESS

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


            II. HBOC AND BUSINESS PARTNER SOFTWARE SPECIAL PROVISIONS


 Upon Customer's licensing of software any Applicable Business Partner Software
         Special Provisions will be included in the Contract Supplement

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                 IV. BASE EQUIPMENT AND EQUIPMENT PURCHASE TERMS

1.       BASE EQUIPMENT SALE:

         1.1 BASE EQUIPMENT PURCHASED FROM HBOC: Customer agrees to purchase the Base Equipment, and HBOC agrees to sell such Base Equipment to Customer, on the terms and conditions set forth in this Agreement. Upon payment in full of the Base Equipment Cost, HBOC will execute and deliver to Customer a bill of sale in the form of Exhibit IV-A conveying title to the Base Equipment to Customer. Risk of loss or damage to the Base Equipment shall pass to Customer upon arrival of the Base Equipment at Customer's Facility or some location designated by Customer.

         1.2 ACQUISITION OF NON-HBOC PROVIDED EQUIPMENT: Customer may, at its option, acquire equipment from sources other than HBOC for operation of the Software. Customer agrees, however, to acquire such equipment from HBOC if HBOC matches the price offered by such sources. Equipment obtained from sources other than HBOC shall be subject to Certification and/or Validation Fees from HBOC in order to assure conformance with HBOC specifications. Said Fees shall be limited to the reasonable charges for the time, materials and out-of-pocket expenses associated with such Certification and/or Validation. There shall be no Fees required for hardware previously certified and/or validated by HBOC or for microcomputer devices used as terminal devices when running HBOC approved emulation software. Upon Certification and Validation by HBOC, such equipment shall be deemed to be added to Exhibit IV-B.

2.       EQUIPMENT WARRANTIES:

         2.1 HBOC EQUIPMENT WARRANTY: HBOC warrants that the Base Equipment, if purchased from HBOC, when installed, will (i) be new (unless the parties specifically agree to the contrary),
                  (ii) conform to Supplier's published specifications; and (iii) be in good working order.

         2.2      PASS-THROUGH OF EQUIPMENT WARRANTIES FROM SUPPLIER(S): If
                  Base Equipment is purchased from HBOC, HBOC warrants that it has the right, and does hereby assign and transfer, to Customer all rights under any warranty from a Supplier to HBOC covering all or any part of the Base Equipment, together with any right or license of HBOC to use any of Supplier's system software included as part of the Base Equipment, and Customer agrees to be bound by the terms and limitations of any such warranty, right or license. HBOC IS NOT AN AGENT OF ANY SUPPLIER. IN ENTERING INTO THIS AGREEMENT WITH HBOC, CUSTOMER IS NOT RELYING UPON ANY REPRESENTATIONS MADE BY HBOC.

3. INSTALLATION: OPERATION: HBOC will install or cause to be installed Base Equipment (other than peripherals) at Customer's Facility, and Customer agrees to take all steps necessary to permit such an installation. The cost of any alterations to Customer's Facility which may be required in order to accommodate the installation of the Base Equipment, including but not limited to the cost of routing cables to complete Equipment hook-up, shall be borne by Customer. The day-to-day operation of the Equipment after installation shall be the responsibility of Customer.

4. BASE EQUIPMENT MAINTENANCE: For the Base Equipment, if purchased from HBOC, HBOC shall provide to Customer and Customer shall buy from HBOC the Equipment maintenance services (collectively, "Base Equipment Maintenance") in accordance with the Base Equipment Maintenance Supplier's standard terms and conditions and the terms and conditions

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


         set forth below. Extended Base Equipment Maintenance provides coverage on a twenty-four hour, seven day week basis, with a four (4) hour response time, excluding Supplier holidays.

         For such Extended Base Equipment Maintenance, Customer shall pay to HBOC an initial monthly Extended Base Equipment Maintenance Fee identified on a Contract Supplement and commencing on the expiration of the applicable warranty period and continuing for a minimum period of twelve (12) months. Thereafter, Extended Base Equipment Maintenance shall continue on a monthly basis until terminated by either party giving written notice of its intent to terminate to the other party not less than ninety (90) days prior to the expected date of termination. [______]*

         4.1 Base Equipment Maintenance shall consist of remedial services and preventative services for the Base Equipment. Remedial services shall be provided to correct malfunctions identified by Customer and include labor, replacement parts, testing, and installation of engineering change orders, as necessary to keep the Base Equipment inlgood working order. Preventative services shall be provided to prevent malfunctions of the Base Equipment and include calibration, testing, adjustments, cleaning, lubrication, replacement of defective parts, installation of engineering changes and other services as are necessary to maintain the Base Equipment in good working order. Any other services shall be provided at the Prevailing Rate. Base Equipment Maintenance does not include electrical work, maintenance of network devices or network connections external to the Base Equipment, tapes, disk packs or other operating supplies or consumable parts or accessories; or labor or materials for painting or refurbishing the Base Equipment.

         4.2 Remedial services for same day service shall generally be provided within four (4) business hours of the request to the Supplier unless Customer is located more than 100 miles from the nearest service center. Preventative services shall be provided on the basis specified by Supplier and shall be delivered at mutually agreeable times.

         4.3 HBOC or its Supplier may store diagnostic and maintenance programs, modems, communications switches and other hardware, software and documentation useful in connection with the delivery of Base Equipment Maintenance at Customer's Facility. These items, and any updates or additions thereto, shall remain the exclusive property of Supplier or its vendors. Customer shall not use, disclose or copy such items in whole or in part without the prior written consent of Supplier as necessary for the purpose of providing Base Equipment Maintenance. Upon termination of the Base Equipment Maintenance, Customer shall return or at HBOC's discretion destroy all such materials.

         4.4 Customer shall grant HBOC or its Supplier reasonable access to the Base Equipment, which access shall include adequate working space, heating, lighting, ventilation, electric current and outlets and use of such other equipment as may be necessary to enable HBOC or its Supplier to provide the Base Equipment Maintenance.

         4.5 HBOC shall have no obligation to provide Base Equipment Maintenance in the event (a) services are requested as a result of repair, adjustment or modification to the Base Equipment by a third party, (b) damages are caused by accessories, alterations or attachments to the Base Equipment not furnished or certified by HBOC, (c) Customer fails to use supplies recommended or approved by HBOC or its Supplier, (d) improper programming or installation caused the damage or failure of the Base Equipment, (e) Customer relocates the Base Equipment without notice to HBOC, (f) misuse of the Base Equipment causes the damage or failure, or (g) Customer fails to provide and maintain the required operating environment for the Base Equipment.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000



         4.6 HBOC MAINTENANCE SERVICES SHALL BE PROVIDED BY A SUPPLIER. IN NO EVENT SHALL SUPPLIER BE LIABLE FOR LOSS OF PROFITS, LOSS OR ACCURACY OF DATA, OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IN THE EVENT IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5. BASE EQUIPMENT COST: If Base Equipment is purchased from HBOC, the Base Equipment Cost for the items listed on a Contract Supplement, payable to HBOC as set forth in Section VI.

6. BASE EQUIPMENT SERVICES COST: If Base Equipment is purchased from HBOC, the Base Equipment Services Cost for the items listed on a Contract Supplement, payable to HBOC as set forth in Section VI.

7. DELIVERY AND INSTALLATION CHARGES: Base Equipment delivery and installation charges, if any, shall be invoiced to Customer by HBOC and shall include costs of installation, transportation, rigging, drayage and insurance from Supplier's plant to Customer's Facility. Software License Fees, Installation Charges, Support Fees and any other similar Fees and Charges relating to system software which is not proprietary to HBOC may be billed to Customer separately from the Base Equipment Cost or the Equipment Installation Charges.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000

                                  EXHIBIT IV-A

                                  BILL OF SALE


         HBO & COMPANY, a wholly-owned subsidiary of McKesson HBOC, Inc., a Delaware corporation, ("HBOC" or "McKessonHBOC"), for good and valuable consideration paid by IASIS HEALTHCARE ("Customer"), the receipt and sufficiency of which is hereby acknowledged, does hereby bargain, sell and deliver to Customer the items of Equipment listed in Exhibit IV-B hereto and hereby incorporated herein, as amended by Customer's actual Purchase Order.

         HBOC warrants that it is true and lawful owner of said Equipment, that it has full power to convey title to said Equipment (and sublicense any system software referred to in the Equipment listing) to Customer, and that title is conveyed hereby free and clear of all security interests, liens and encumbrances of every kind.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                                  EXHIBIT IV-B

                                 BASE EQUIPMENT
                           CONFIGURATIONS AND PRICING

             TO BE DETERMINED AND INCLUDED ON A CONTRACT SUPPLEMENT.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                                V. SERVICES TERMS

1. SOFTWARE INSTALLATION AND EDUCATION: Upon execution of a Contract Supplement, HBOC will deliver the Software to Customer. To the extent HBOC and Customer have agreed to jointly install and implement the Software and conduct education, such joint agreement will be set forth in an attachment to a Contract Supplement. Future Software releases and enhancements will be installed in accordance with the mutual agreement of the parties and are outside the scope of this Agreement. Upon reasonable request by Customer, HBOC shall replace any service personnel assigned to Customer as soon as practically possible.

         [______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000

                              VI. PROCESSING TERMS



[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


VII. SUMMARY OF FEES AND PAYMENTS

1.       SOFTWARE. EQUIPMENT AND IMPLEMENTATION SERVICES TOTALS :


         1.1    FIXED FEES

                 Software License Fee Total: (As set forth            $           To Be Identified on
                 in Section II, Paragraph 3.1)                                    a Contract Supplement

                 Base Equipment Cost Total: (As set forth             $           To Be Identified on
                 in Section IV, Paragraph 5)                                      a Contract Supplement

                 Implementation Services Fee Total: (As               $           To Be Identified on
                 set forth in Section V, Exhibit V-A)                             a Contract Supplement

                 TOTAL FIXED FEES: (1)                                $           To Be Identified on
                                                                                  a Contract Supplement

         1.2    ESTIMATED FEES

                  Implementation Fee: (Estimated Time                 $           To Be Identified on
                  and Materials Cost) (As set forth in                            a Contract Supplement
                  Section V, Exhibit V-A)

                  TOTAL ESTIMATED FEES:                               $           To Be Identified on
                                                                                  a Contract Supplement

                  GRAND TOTAL FIXED AND ESTIMATED FEES:               $           To Be Identified on
                                                                                  a Contract Supplement


2.       PAYMENT SCHEDULE (2)

[______]*

         Invoices shall be due on the first of each month following the Effective Date. Taxable customers shall be billed separately for the Software License Fee and Implementation Service Fee.


         BASE EQUIPMENT COST:   30%      Due upon the execution date of an
                                         applicable Contract Supplement

                                70%      Due on the Base Equipment delivery date

HBOC Information System Agreement                               IASIS HEALTHCARE
PROPRIETARY AND CONFIDENTIAL TO HBO & COMPANY               Customer No. 5999998
                                                           Contract No. C9902292
                                                               FEBRUARY 23, 2000


                                   EXHIBIT I-A
                            CUSTOMER'S FACILITY(IES)


            HOSPITAL                     AHA NUMBER             ADDRESS            CITY         ST     ZIP
----------------------------------       ----------       -----------------      ----------     --    -----

Iasis Healthcare Corporate Offices         5999998        The Dover Centre,      Nashville      TN    37067
                                                          113 Seaboard Lane
-----------------------------------------------------------------------------------------------------------
Davis Hospital                             6870100        1600 W. Antelope Dr.   Layton         UT    84041
-----------------------------------------------------------------------------------------------------------
Jordan Valley Hospital                     6870300        3580 W. 9000 South     West Jordan    UT    84088
-----------------------------------------------------------------------------------------------------------
Memorial Hospital of Tampa                 6391090        2901 Swann Avenue      Tampa          FL    33609
-----------------------------------------------------------------------------------------------------------
Mesa General Hospital                      6860162        515 North Mesa Dr.     Mesa           AZ    85201
-----------------------------------------------------------------------------------------------------------
Mid-Jefferson Hospital                     6742595        Hwy. 365 & 27th St.    Nederland      TX    77627
-----------------------------------------------------------------------------------------------------------
Odessa Regional Hospital                   6742665        520 East 6th Street    Odessa         TX    79760
-----------------------------------------------------------------------------------------------------------
Palms of Pasadena Hospital                 6390935        1501 Pasadena Ave.     St.            FL    33707
                                                                                 Petersburg
-----------------------------------------------------------------------------------------------------------
Park Place Medical Center                  6742849        3050 39th Street       Port Arthur    TX    77642
-----------------------------------------------------------------------------------------------------------
Pioneer Valley Hospital                    6870075        3460 S. Pioneer Pwy    West Valley    UT    84120
-----------------------------------------------------------------------------------------------------------
Rocky Mountain Medical Center              6870036        2500 South State       Salt Lake      UT    84115
                                                                                 City
-----------------------------------------------------------------------------------------------------------
Salt Lake Regional Hospital                6870270        1050 E. South          Salt Lake      UT    84102
                                                          Temple                 City
-----------------------------------------------------------------------------------------------------------
Southwestern General Hospital              6743135        7400 Barlite Blvd.     San Antonio    TX    78224
-----------------------------------------------------------------------------------------------------------
St. Luke's Medical Center*                 6860290        1800 E. Van Buren      Phoenix        AZ    85006
-----------------------------------------------------------------------------------------------------------
Tempe St. Luke's Hospital                  6860390        1500 South Mill Ave.   Tempe          AZ    85281
-----------------------------------------------------------------------------------------------------------
Town & Country Hospital                    6391097        6001 Webb Road         Tampa          FL    33615
-----------------------------------------------------------------------------------------------------------


* Location of Customer's Data Center as of the Effective Date


Biltmore Surgery Center                                  1800 East Van Buren Phoenix, AZ 85006
Davis Surgical Center                                    1544 West Antelope Drive Layton, UT 84041
Metro Ambulatory Surgery Center                          1800 East Van Buren Phoenix, AZ 85006
Sandy City ASC                                           1011 So. Centennial Pkwy., Ste. 100 Sandy, UT 84070


(NOTE: It is not necessary to list offices of physicians and other caregivers who have privileges at a health care facility identified above.)

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBO & Company                                                   IASIS HEALTHCARE
                                                  Contract Supplement P9902292-4
                                                               February 23, 2000

HBOC                   CONTRACT SUPPLEMENT                       CS#  P9902292-4
                                                                 CUST# 6529200

CUSTOMER: IASIS HEALTHCARE CORPORATION


SHIP TO:                                        BILL TO:
St. Luke's Medical Center                       IASIS Healthcare Corporation
IASIS Healthcare Data Center                    The Dover Centre
1800 East Van Buren                             113 Seaboard Lane, Suite A200
Phoenix, AZ 85006                               Franklin, TN 37067
                                                Telephone: 615-844-2747
                                                Facsimile:


CONTRACT SUPPLEMENT TO HBOC AGREEMENT #C9902292, DATED_________________

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends HBO & Company Information System Agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"). To the extent that the terms, conditions and definitions set forth in this Contract Supplement differ or conflict with the terms and conditions set forth in the Agreement, such differences are stated below and on the Attachment(s) hereto and shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

SOFTWARE LICENSE: HBOC hereby grants to Customer a perpetual, non-exclusive, non-transferable license to use the object code version of the Software solely on the Equipment located at Customer's Facility (i) solely for the benefit of persons and entities located at Customer's Facility( ies) identified in Attachment 1 to this Contract Supplement.


[______]*

--------------------
(1) The Software Maintenance Term and the Annual Software Maintenance Fee Start

Date shall begin upon execution of this Contract Supplement

HBO & Company                                                   IASIS HEALTHCARE
                                                  Contract Supplement P9902292-4
                                                               February 23, 2000

AUTHORIZATION        This quote is valid until February 29, 2000



IASIS HEALTHCARE CORPORATION, A DELAWARE CORPORATION

Signature: /s/ [Signature Illegible]
          ---------------------------------------
Printed Name:
             ------------------------------------
Title/Position:   V.P., Operations & Finance
               ----------------------------------
Customer P0#:
             ------------------------------------
Date:
     --------------------------------------------

HBO & COMPANY, A WHOLLY-OWNED SUBSIDIARY OF MCKESSON HBOC, INC.

Signature: /s/ Gregory W. Hardin
          ---------------------------------------
Printed Name: Gregory W. Hardin
             ------------------------------------
Title/Position: Account Executive
               ----------------------------------
Date:   2-25-00
     --------------------------------------------



                          THANK YOU FOR YOUR BUSINESS
                   (PLEASE ATTACH CUSTOMER'S PURCHASE ORDER)

HBO & Company                                                   IASIS HEALTHCARE
                                                  Contract Supplement P9902292-4
                                                               February 23, 2000

                  ATTACHMENT I TO CONTRACT SUPPLEMENT P9903496

                            CUSTOMER'S FACILITY(IES)


              Hospital                   AHA Number          Address           City          St      Zip
----------------------------------       ----------    ----------------      --------        --     -----
Iasis Healthcare Corporate Offices         5999998     The Dover Centre      Franklin        TN     37067
                                                       113 Seaboard
                                                       Lane, Suite A200
----------------------------------------------------------------------------------------------------------
Odessa Regional Hospital                   6742665     520 East 6th Street   Odessa          TX     79760
----------------------------------------------------------------------------------------------------------
Southwestern General Hospital              6743135     7400 Barlite Blvd.    San Antonio     TX     78224
----------------------------------------------------------------------------------------------------------
Mid-Jefferson Hospital                     6742595     Hwy. 365 & 27th St.   Nederland       TX     77627
----------------------------------------------------------------------------------------------------------
Park Place Medical Center                  6742849     3050 39th Street      Port Arthur     TX     77642
----------------------------------------------------------------------------------------------------------
Palms of Pasadena Hospital                 6390935     1501 Pasadena Ave.    St. Petersburg  FL     33707
----------------------------------------------------------------------------------------------------------
Town & Country Hospital                    6391097     6001 Webb Road        Tampa           FL     33615
----------------------------------------------------------------------------------------------------------
Memorial Hospital of Tampa                 6391090     2901 Swann Avenue     Tampa           FL     33609
----------------------------------------------------------------------------------------------------------
Davis Hospital                             6870100     1600 W. Antelope Dr.  Layton          UT     84041
----------------------------------------------------------------------------------------------------------
Jordan Valley Hospital                     6870300     3580 W. 9000 South    West Jordan     UT     84088
----------------------------------------------------------------------------------------------------------
Pioneer Valley Hospital                    6870075     3460 S. Pioneer Pwy   West Valley     UT     84120
----------------------------------------------------------------------------------------------------------
Salt Lake Regional Hospital                6870270     1050 E. South Temple  Salt Lake City  UT     84102
----------------------------------------------------------------------------------------------------------
Rocky Mountain Medical Center              6870036     2500 South State      Salt Lake City  UT     84115
----------------------------------------------------------------------------------------------------------
St. Luke's Medical Center*                 6860290     1800 E. Van Buren     Phoenix         AZ     85006
----------------------------------------------------------------------------------------------------------
Mesa General Hospital                      6860162     515 North Mesa Dr.    Mesa            AZ     85201
----------------------------------------------------------------------------------------------------------
Tempe St. Luke's Hospital                  6860390     1500 South Mill Ave.  Tempe           AZ     85281
----------------------------------------------------------------------------------------------------------



* Temporary Location of Customer's Data Center

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBOC                           Contract Supplement                 CS# 1-56JZT
                                                                   CUST# 6529200

Ship To:                                     Bill To:
IASIS Healthcare Corporation                 IASIS Healthcare Corporation
The Dover Centre                             The Dover Centre
113 Seaboard Lane, Suite A200                113 Seaboard Lane, Suite A200
Franklin, TN 37067                           Franklin, TN 37067
Contact: Sammy Cantrell
Phone: (615) 844-2747                        Telephone: 615-844-2747
                                             Facsimile:

[______]*


LINE ITEM COMMENTS:

GENERAL COMMENTS

Additional Hardware will be needed for this Implementation.



AUTHORIZATION              This quote is valid until 03/15/2000


Customer Signature: /s/
                   -----------------------------
Printed Name:
             -----------------------------------
Title/Position: V.P. Operations & Finance
               ---------------------------------
Customer PO:
             -----------------------------------
Date


HBOC Signature: /s/ Gregory W. Hardin
               ---------------------------------
Printed Name: Gregory W. Hardin
             -----------------------------------
Title/Position: Account Executive
               ---------------------------------
Date:      2-25-00
     -------------------------------------------



                           THANK YOU FOR YOUR BUSINESS
                    (PLEASE ATTACH CUSTOMER'S PURCHASE ORDER)

                                                                           IASIS
                                                                          PAGE 1

                   ATTACHMENT TO CONTRACT SUPPLEMENT # 1-56JZT

                      MCKESSONHBOC IMPLEMENTATION SERVICES

                                    FOR IASIS
                                FEBRUARY 23, 2000

1.1 STATEMENT OF PROJECT SCOPE. McKessonHBOC shall provide the services described in this Exhibit for the Software (the "Implementation Services") subject to the terms and conditions set forth below. McKessonHBOC shall commence delivery of the Implementation Services on a mutually agreeable date. The Service Fee (as set forth herein) is valid until the last Software is implemented or eighteen (18) months from the date of this Agreement, whichever is earlier.

1.2 DEFINITION OF BILL TYPES. Implementation Services will be provided on a Fixed Fee or Time and Materials basis:

                  FIXED FEE - Fixed Fee means that the Implementation Services will be delivered by McKessonHBOC at a set price determined by McKessonHBOC taking into account the project scope, and the time and resources necessary to complete the project scope.

                  TIME AND MATERIALS FEES - Time and Materials means that the Implementation Services will be delivered by McKessonHBOC on a time and materials basis such that the fees payable by Customer will be based on the hours spent by McKessonHBOC multiplied by the applicable hourly rate. McKessonHBOC may estimate the amount of hours and/or days necessary to provide the services; however, Customer will be responsible for the actual time spent by McKessonHBOC.

                  PRODUCTIVE USE - for the purposes of this Agreement, Productive Use shall have the same meaning as "Live Date".

                  PRODUCT - for the purposes of this Agreement, Product shall have the same meaning as "Software".

1.3 OUT OF SCOPE PROJECT(S). Additional services required as a result of Software release changes, modifications, improvements, or any other services, interfaces or conversions, or additional training, are beyond the scope of the Implementation Services defined in this Agreement. In the event any additional services are requested by Customer, McKessonHBOC and Customer will determine the scope of additional services to be provided, and the terms and conditions (including fees to be paid) pursuant to which such additional services shall be provided by McKessonHBOC. Any modifications to the Implementation Services will be agreed upon in writing by Customer and McKessonHBOC.

1.4 DEFINITION OF PROJECT SCOPE. The Implementation Services are more expressly defined in the Customer's Definition of Project Scope Descriptions and Deliverables which follows below.

THE COMPLETE LIST OF SOFTWARE DEFINED IN THE FOLLOWING PRICING TABLES SHOULD BE THE SAME AS THE LIST OF PRODUCTS INCLUDED IN PARAGRAPH 3.1 OF SECTION II.

WHERE APPLICABLE, THE MAXIMUM NUMBER OF ATTENDEES FOR THE MCKESSONHBOC CUSTOMER EDUCATION CLASSES IS INDICATED BELOW.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                                                                           IASIS
                                                                          PAGE 2

                  ATTACHMENT TO CONTRACT SUPPLEMENT # 1-56JZT

                      MCKESSONHBOC IMPLEMENTATION SERVICES

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



                                                                           IASIS
                                                                          PAGE 3

                   ATTACHMENT TO CONTRACT SUPPLEMENT # 1-56JZT
                      MCKESSONHBOC IMPLEMENTATION SERVICES


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                                                                           IASIS
                                                                          PAGE 4


                   ATTACHMENT TO CONTRACT SUPPLEMENT # 1-56JZT
                      MCKESSONHBOC IMPLEMENTATION SERVICES


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                                                                           IASIS
                                                                          PAGE 5

                   ATTACHMENT TO CONTRACT SUPPLEMENT # 1-56JZT
                      MCKESSONHBOC IMPLEMENTATION SERVICES

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                                                                           IASIS
                                                                          Page 6
                  Attachment to Contract Supplement # 1-56JZT
                      McKessonHBOC Implementation Services


                 CUSTOMER SPECIFIC SERVICE ESTIMATE ASSUMPTIONS


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                                                                           IASIS
                                                                          Page 7

[______]*

                                                                           IASIS
                                                                          Page 8

                            CUSTOMER'S DEFINITION OF
                                 PROJECT SCOPE

                                   FOR IASIS

                               February 23, 2000

                                                                           IASIS
                                                                          Page 9

                                   TABLE OF CONTENTS

INTRODUCTION .................................................................10
SERVICEPATH PHASES ...........................................................10
BENEFITS .....................................................................10
SERVICE ESTIMATE ASSUMPTIONS .................................................11
STAR 2000 PRODUCT ............................................................14
STAR CLINICAL BROWSER ........................................................17
STAR 2000 RECEIVABLES WORKSTATION ............................................19
PATHWAYS HEALTH NETWORK EXPERT - STANDALONE ..................................22
PATHWAYS COMPLIANCE ADVISOR ..................................................25
ELECTRONIC COMMERCE 2000 .....................................................29
PATHWAYS CONTRACT MANAGEMENT - UB92 ..........................................31
PATHWAYS HEALTHCARE SCHEDULING - LEVEL 2 .....................................34

                                                                           IASIS
                                                                         Page 10

INTRODUCTION

The ServicePath 2000(TM) is a phased service approach to enable Customer and McKessonHBOC to effectively plan, implement and deploy the Product. The integrated phases focus on results, cost reduction and Customer needs while promoting value, flexibility, innovation and independence. The structure of each ServicePath is based on the project plan which integrates the required tasks and activities of implementation into logical phases.

The ServicePath combines project management, education and services necessary for the successful implementation of the Product. The anticipated length of each ServicePath is set forth below and runs from the initial planning sessions through productive use. The actual time spent by Customer may vary due to the complexity of the environment and the product being implemented. Completion of the implementation is Customer driven and is a function of resource allocation and/or organizational requirements.

As soon as reasonable following productive use, Customer will transition to a McKessonHBOC Support team. A McKessonHBOC Project Manager will arrange a conference call between Customer and McKessonHBOC Support. The McKessonHBOC Support team will review the McKessonHBOC Support policy with Customer and will address outstanding implementation issues.

SERVICEPATH PHASES

The phases of the ServicePath and a description of each is set forth below:

   Phase             Name                           Description
----------------------------------------------------------------------------------------------------------
     1      Planning and Analysis          o   Provides information and tasks on resource, project
                                               and infrastructure planning and strategic considerations
----------------------------------------------------------------------------------------------------------
     2      Technical Setup                o   Provides information and tasks required to setup
                                               and install equipment and/or product
----------------------------------------------------------------------------------------------------------
     3      Customer Education             o   Provides the transfer of knowledge, skills and tools
                                               in deliverables focusing on facilitating product
                                               deployment
----------------------------------------------------------------------------------------------------------
     4      Process and Product            o   Provides knowledge required to build the system
            Design and Build                   to ensure equipment and/or product functionality
----------------------------------------------------------------------------------------------------------
     5      Process and Product Test       o  Provides knowledge required to test the system to
                                              ensure equipment and/or product functionality. All phases
                                              of testing are covered prior to productive use
----------------------------------------------------------------------------------------------------------
     6      User Training and              o  Guides Customer project team in the planning
            Productive Use Preparation        and execution of user training
----------------------------------------------------------------------------------------------------------
     7      Productive Use and             o  Structures the process of bringing software to
            Support Transition                productive use in a logical and progressive manner and
                                              positions Customer and McKessonHBOC for transition to
                                              support
----------------------------------------------------------------------------------------------------------



BENEFITS

By providing healthcare organizations with increased ownership and control over the deployment process, the ServicePath reduces implementation costs while maximizing resource utilization and improving the deployment process. The ServicePath approach also allows healthcare organizations to:

o    Utilize the expertise and experience of the McKessonHBOC Services Team

o    Position McKessonHBOC products for success within the enterprise

o    Utilize the Implementation Guidelines as a tool for subsequent roll out

o Independently roll out or deploy McKessonHBOC Products to additional facilities

o    Define workflow process at each facility

o Utilize the training methodologies and tools presented in the McKessonHBOC product curriculum to continue quality staff education on an as-needed basis

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                           IASIS
                                                                         Page 11

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                           IASIS
                                                                         Page 12

[______]*

                                                                           IASIS
                                                                         Page 13

[______]*

                                                                           IASIS
                                                                         Page 14

                                STAR 2000 PRODUCT
                                  SERVICEPATH

SERVICEPATH DELIVERABLES

The STAR 2000 ServicePath deliverables by phase include:


                 PHASE                                     DELIVERABLES
----------------------------------------------------------------------------------------

1.   Planning and Analysis                o   McKessonHBOC Project Management
                                          o   Project methodology education
                                          o   Project plan template
                                          o   Project plan development guidance
                                          o   Product documentation
----------------------------------------------------------------------------------------
2.   Technical Setup                      o   Hardware/software installation and setup
                                          o   Operational test and training environment
                                          o   Operations training
----------------------------------------------------------------------------------------
3.   Customer Education                   o   Technical education
                                          o   Application education
                                          o   File Build education
                                          o   Integration education
                                          o   Learning Activities
----------------------------------------------------------------------------------------
4.   Process and Product Design and       o   Site specific file build assistance
     Build                                o   File build audit
----------------------------------------------------------------------------------------
5.   Process and Product Test             o   Application testing template
                                          o   Testing consultation
----------------------------------------------------------------------------------------
6.   User Training and Productive Use     o   Training exercises
     Preparation                          o   Productive Use Preparation document
                                          o   Training consultation
----------------------------------------------------------------------------------------
7.   Productive Use and Support           o   Productive Use support
     Transition                           o   Structured transition to support
                                          o   Support procedures
----------------------------------------------------------------------------------------

SERVICEPATH LENGTH

The overall length of the STAR ServicePath is 52 weeks from the initial planning sessions through the productive use phase. This period of time may vary due to the complexity of the environment and the product or products that are being implemented.

                                                                           IASIS
                                                                         Page 15

 THE CUSTOMER PROFILE

 The following table lists the skills/knowledge and characteristics of Customer's personnel required to start a ServicePath and implement the STAR Products.


PERSONNEL                         SKILLS/KNOWLEDGE                                            CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
Project            o   Previous Project Management experience               o   Excellent communication and interpersonal skills
Manager            o   Ability to grasp technical information               o   Ability to commit 100% to project
                   o   Strong departmental relationships                    o   Strong organizational skills
                   o   Power and ability to make decisions                  o   Positive attitude
                   o   Knowledge of hospital policies and procedures
                   o   Familiar with computer operations
------------------------------------------------------------------------------------------------------------------------------------
Technical          o   Knowledge of computer operations                     o   Excellent communication skills
Analyst            o   Able to train others effectively                     o   Ability to commit time to the project
                   o   Decision making authority                            o   Respect of hospital departments and staff
                   o   Ability to coordinate installation                   o   Positive attitude
                       activities of multiple systems
                   o   Detail and results oriented
------------------------------------------------------------------------------------------------------------------------------------
Product            o   Familiar with current product and procedures         o   Excellent communication skills
Coordinator        o   Ability to make decisions regarding                  o   Ability to commit time to project
(per product)          system design and procedural changes                 o   Respect of hospital departments and staff
                   o   Ability to grasp new concepts quickly                o   Positive attitude
                   o   Proficient use of the computer                       o   Exhibit patience and understanding
                   o   Familiar with current departmental
                       system and procedures
                   o   Able to train others effectively
------------------------------------------------------------------------------------------------------------------------------------
Training           o   Previous Instructor Experience                       o   Excellent communication skills
Coordinator        o   Able to make decisions                               o   Ability to commit time to the project
                   o   Knowledgeable about training techniques              o   Strong organizational and planning skills
                       and strategies                                       o   Positive attitude
                   o   Ability to manage logistics
------------------------------------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         Page 16


CUSTOMER AND MCKESSONHBOC RESPONSIBILITIES

The following table lists Customer and McKessonHBOC responsibilities.


                                        RESPONSIBILITIES
--------------------------------------------------------------------------------------------------------------------
                    CUSTOMER                                    MSKESSONHBOC
--------------------------------------------------------------------------------------------------------------------
 o   Establish resources according to                o   Establish McKessonHBOC STAR 2000 project
     listed Customer Profile for STAR 2000               team
--------------------------------------------------------------------------------------------------------------------
 o   Manage the implementation project through       o   Provide project management activities
     post-implementation evaluations                     related to:
                                                         -    Facilitation and coordination of McKessonHBOC
                                                              cross-business unit activities and integration
                                                         -    Provide a single point of contact/escalation for
                                                              McKessonHBOC issues
                                                         -    Routine conference calls to address status, problem
                                                              resolution and other issues impacting the success of
                                                              the project
--------------------------------------------------------------------------------------------------------------------
 o   Active participation in the STAR 2000           o   Conduct STAR 2000 Planning and Analysis
     Planning and Analysis meetings and project          education and project activities
     activities
--------------------------------------------------------------------------------------------------------------------
 o   Coordinate hardware installation and            o   Assist with the technical environment setup
     perform the technical environment setup             for STAR 2000
--------------------------------------------------------------------------------------------------------------------
 o   Attend and actively participate in the          o   Deliver STAR 2000 education at a
     STAR 2000 Customer Education sponsored at a         McKessonHBOC facility
     McKessonHBOC designated facility
--------------------------------------------------------------------------------------------------------------------
 o   Execute implementation tasks and                o   Execute implementation tasks and activities
     activities outlined in the project plan             outlined in the project plan for McKessonHBOC
--------------------------------------------------------------------------------------------------------------------
 o   Perform application, device and performance     o   Provide testing templates and assist with
     testing                                             test preparation and issue resolution
--------------------------------------------------------------------------------------------------------------------
 o   Perform process and policy and procedure        o   Educate on and assist with process definition
     definition
--------------------------------------------------------------------------------------------------------------------
 o   Perform user training                           o   Provide training guidelines
--------------------------------------------------------------------------------------------------------------------
 o   Provide support resources for Productive Use    o   Provide remote support for Productive Use
--------------------------------------------------------------------------------------------------------------------
 o   Position organization for transition to         o   Organize and conduct the transition to support
     support
--------------------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         Page 17


                              STAR CLINICAL BROWSER
                                  SERVICEPATH

SERVICEPATH DELIVERABLES

The STAR Clinical Browser ServicePath deliverables by phase are:


              PHASE                                            DELIVERABLES
--------------------------------------------------------------------------------------------------------
1.   PLANNING AND ANALYSIS           o   Completion of Pre-Installation Checklist
                                         o   Confirm proper Windows NT Installation/configuration
                                             - Windows NT Server v4.0
                                             - Service Pack 3
                                             - Permanent Static IP address assigned
                                             - Confirm server hardware meets requirements
                                         o   Confirm intranet network connectivity
                                         o   Confirm proper IIS installation
                                         o   Confirm proper Active Server Page extensions installation
                                             and configuration
                                         o   Confirm installation of a supported Internet browser
                                             - Netscape Navigator 3.0 or higher
                                             - Microsoft Internet Explorer 3.0 or higher
                                         o   Confirm STAR Requirements
                                             - MSE 6.20A
                                             - Release 15.1 or higher
                                             - STAR Physician View or Physician Access
                                         o   Confirm installation of Orbix 2.1c NT Runtime License
--------------------------------------------------------------------------------------------------------
2.   TECHNICAL SETUP                 o   Clinical Browser Server Software installation and configuration
--------------------------------------------------------------------------------------------------------
3.   CUSTOMER EDUCATION              o   Self-paced study guide and 3 people to attend a Clinical
                                         Browser Distance Learning Session
--------------------------------------------------------------------------------------------------------
4.   PROCESS AND PRODUCT DESIGN      o   Process and Policy definition, education, review and consulting
     AND BUILD
--------------------------------------------------------------------------------------------------------
5.   PROCESS AND PRODUCT TEST        o   Test patient data retrieval
                                     o   Test throughput and performance
                                     o   Optimize/tune Clinical Browser performance
--------------------------------------------------------------------------------------------------------
6.   USER TRAINING AND PRODUCTIVE    o   Remedial web-browser navigation training, if necessary
     USE PREPARATION                 o   Clinical Browser essentials training
--------------------------------------------------------------------------------------------------------
7.   PRODUCTIVE USE AND SUPPORT      o   Remote Productive use support
     TRANSITION                      o   Structured transition to support
--------------------------------------------------------------------------------------------------------




SERVICEPATH LENGTH

The overall length of the STAR Clinical Browser ServicePath is 12 weeks from the initial planning sessions through the productive use phase of the selected Pilot Site(s). This period of time may vary due to the complexity of the environment or other implementation activity.

                                                                           IASIS
                                                                         Page 18

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of Customer's personnel required to start a ServicePath and implement STAR Clinical Browser

          PERSONNEL                        SKILLS AND KNOWLEDGE
---------------------------------------------------------------------------------------------------------
Clinical Browser Project         o   Strong negotiation and communication skills
Manager                          o   Proven project management skills
---------------------------------------------------------------------------------------------------------
Microsoft Windows NT             o   Microsoft Windows NT Server system administration and operations
Server System Administrator          expertise
                                 o   Knowledge of the STAR system
---------------------------------------------------------------------------------------------------------


Customer and McKessonHBOC Responsibilities

The following table lists Customer and McKessonHBOC responsibilities.

                                RESPONSIBILITIES
------------------------------------------------------------------------------------------------------
                CUSTOMER                                           MCKESSONHBOC
------------------------------------------------------------------------------------------------------
 o   Establish resources according to              o   Establish McKessonHBOC Clinical Browser
     listed Customer Profile for Clinical              project team
     Browser
------------------------------------------------------------------------------------------------------
 o   Manage the implementation project through     o   Provide project management activities
     post-implementation evaluations                   related to:
                                                       - Facilitation and coordination of
                                                         McKessonHBOC cross-business unit activities and
                                                         integration
                                                       - Provide a single point of
                                                         contact/escalation for Clinical Browser
                                                         related McKessonHBOC issues
                                                       - Conference calls to address status,
                                                         problem resolution and other issues
                                                         impacting the success of the project
------------------------------------------------------------------------------------------------------
 o   Actively participate in Clinical Browser      o   Conduct Clinical Browser Site Assessment and
     Site Assessment and all Planning and              Planning and Analysis education and project
     Analysis meeting and activities                   activities
------------------------------------------------------------------------------------------------------
 o   Coordinate hardware installation and perform  o   Assist with the technical environment setup
     the technical environment setup                   for Clinical Browser
------------------------------------------------------------------------------------------------------
 o   Execute implementation tasks and              o   Execute implementation tasks and activities
     activities outlined in the project plan           outlined in the project plan for McKessonHBOC
------------------------------------------------------------------------------------------------------
 o   Perform application, device and performance   o   Provide testing templates and assist with
     testing                                           test preparation and issue resolution
------------------------------------------------------------------------------------------------------
 o   Perform process and policy and procedure      o   Educate on and assist with process definition
     definition
------------------------------------------------------------------------------------------------------
 o   Provide support resources for                 o   Remote support for productive use
     productive use                                    for clinicians and office staff
------------------------------------------------------------------------------------------------------
 o   Position organization for transition to       o   Organize and conduct the transition to support
     support                                           2 weeks after productive use.
------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         PAGE 19


                        STAR 2000 RECEIVABLES WORKSTATION
                                  SERVICEPATH

SERVICEPATH DELIVERABLES

The STAR 2000 Receivables Workstation ServicePath deliverables by phase include:


                PHASE                                             DELIVERABLES
--------------------------------------------------------------------------------------------------------
1.   PLANNING AND ANALYSIS                o    McKessonHBOC project management
                                          o    Project plan template
                                          o    Project plan development guidance
--------------------------------------------------------------------------------------------------------
2.   TECHNICAL SETUP                      o    Software installation and setup
                                          o    Operational test and training environment
--------------------------------------------------------------------------------------------------------
3.   CUSTOMER EDUCATION                   o    Application education
                                          o    Learning Activities
--------------------------------------------------------------------------------------------------------
4.   PROCESS AND PRODUCT DESIGN AND       o    Remote file build assistance
     BUILD                                o    File build audit
--------------------------------------------------------------------------------------------------------
5.   PROCESS AND PRODUCT TEST             o    Testing consultation
--------------------------------------------------------------------------------------------------------
6.   USER TRAINING AND PRODUCTIVE USE     o    Training exercises
     PREPARATION                          o    Productive Use Preparation document
                                          o    Training consultation
--------------------------------------------------------------------------------------------------------
7.   PRODUCTIVE USE AND SUPPORT           o    Productive Use support
     TRANSITION                           o    Structured transition to support
                                          o    Support procedures
--------------------------------------------------------------------------------------------------------


SERVICEPATH LENGTH

The overall length of the STAR Receivables Workstation ServicePath is 12 weeks from the initial planning sessions through the productive use phase. This period of time may vary due to the site specific resources and education classes.

                                                                           IASIS
                                                                         PAGE 20


THE CUSTOMER PROFILE

The following table lists the skills / knowledge and characteristics of Customer's personnel required to start a ServicePath and implement the STAR Products.


PERSONNEL           SKILLS/KNOWLEDGE                           CHARACTERISTICS
--------------------------------------------------------------------------------------------------------
IS Project         o   Ability to grasp technical              o   Excellent communication and
Coordinator            information                                 interpersonal skills
                   o   Strong departmental relationships       o   Ability to commit 100% to project
                   o   Power and ability to make               o   Strong organizational skills
                       decisions                               o   Positive attitude
                   o   Knowledge of hospital policies and
                       procedures
                   o   Familiar with computer operations
--------------------------------------------------------------------------------------------------------
Technical          o   Knowledge of computer operations        o   Excellent communication skills
Analyst            o   Able to train others effectively        o   Ability to commit time to the project
                   o   Decision making authority               o   Respect of hospital departments and staff
                   o   Ability to coordinate installation      o   Positive attitude
                       activities of multiple systems
                   o   Detail and results oriented
--------------------------------------------------------------------------------------------------------
Patient            o   Familiar with current product and       o   Excellent communication skills
Accounting             procedures                              o   Ability to commit time to project
Coordinator        o   Ability to make decisions regarding     o   Respect of hospital departments
                       system design and procedural changes        and staff
                   o   Ability to grasp new concepts           o   Positive attitude
                       quickly                                 o   Exhibit patience and understanding
                   o   Proficient use of the computer
                   o   Familiar with current departmental
                       system and procedures
                   o   Able to train others effectively
--------------------------------------------------------------------------------------------------------
Training           o   Previous Instructor Experience          o   Excellent communication skills
Coordinator        o   Abie to make decisions                  o   Ability to commit time to the project
                   o   Knowledgeable about training            o   Strong organizational and planning skills
                       techniques and strategies               o   Positive attitude
                   o   Ability to manage logistics
--------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         PAGE 21

CUSTOMER AND MCKESSONHBOC RESPONSIBILITIES

The following table lists Customer and McKessonHBOC responsibilities.



                                    RESPONSIBILITIES
---------------------------------------------------------------------------------------------------------
                    CUSTOMER                                         MCKESSONHBOC
---------------------------------------------------------------------------------------------------------
 o   Establish resources according to                o   Assign McKessonHBOC STAR 2000 RWS
     listed Customer Profile for STAR 2000 RWS           Implementation Analyst
---------------------------------------------------------------------------------------------------------
 o   Manage the implementation project through       o   Provide project coordination activities
     post-implementation evaluations                     related to:
                                                         -  Provide a single point of contact/escalation
                                                            for McKessonHBOC issues
                                                         -  Routine conference calls to address status,
                                                            problem resolution and other issues
                                                            impacting the success of the project
---------------------------------------------------------------------------------------------------------
 o   Active participation in the STAR 2000 RWS       o   Conduct STAR 2000 RWS Planning and
     Planning and Analysis meetings and project          Analysis education and project activities
     activities
---------------------------------------------------------------------------------------------------------
 o   Coordinate hardware installation and            o   Assist with the technical environment setup
     perform the technical environment setup             for STAR 2000
---------------------------------------------------------------------------------------------------------
 o   Attend and actively participate in the          o   Deliver STAR 2000 education at a
     STAR 2000 Customer Education sponsored at a         McKessonHBOC facility
     McKessonHBOC designated facility
---------------------------------------------------------------------------------------------------------
 o   Execute implementation tasks and                o   Execute implementation tasks and activities
     activities outlined in the project plan             outlined in the project plan for McKessonHBOC
---------------------------------------------------------------------------------------------------------
 o   Perform application, device and performance     o   Assist with test preparation and issue
     testing                                             resolution
---------------------------------------------------------------------------------------------------------
 o   Perform process and policy and procedure        o   Educate on and assist with process definition
     definition
---------------------------------------------------------------------------------------------------------
 o   Perform user training                           o   Provide training guidelines
---------------------------------------------------------------------------------------------------------
 o   Provide support resources for Productive Use    o   Provide remote support for Productive Use
---------------------------------------------------------------------------------------------------------
 o   Position organization for transition to         o   Organize and conduct the transition to
     support                                             support
---------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         Page 22


                   Pathways Health Network Expert - Standalone
                                  ServicePath

ServicePath Deliverables

The Pathways Health Network Expert- Standalone ServicePath deliverables by phase are:


              Phase                                            Deliverables
--------------------------------------------------------------------------------------------------------
 1.   Planning and Analysis          o   McKessonHBOC Project Management
                                     o   Implementation kickoff
                                     o   On-site planning and analysis assistance
                                     o   Project plan template
                                     o   Project plan development guidance
                                     o   Strategic consideration assistance
                                     o   Infrastructure planning and assistance
--------------------------------------------------------------------------------------------------------
 2.   Technical Setup                o   Remote software installation
--------------------------------------------------------------------------------------------------------
 3.   Customer Education             o   Infrastructure education
                                     o   Hands-on exercises
--------------------------------------------------------------------------------------------------------
 4.   Process and Product            o   Implementation support
      Design and Build               o   Design and document new work flow procedures
                                     o   Table build guidance
                                     o   Table load guidance
--------------------------------------------------------------------------------------------------------
 5.   Process and Product Test       o   Test environment preparation
                                     o   Site specific assignments
                                     o   Table testing
                                     o   Transaction testing
                                     o   Application testing score card
--------------------------------------------------------------------------------------------------------
 6.   User Training and              o   Training plan template
      Productive Use Preparation     o   Application functionality education
                                     o   System security recommendations
--------------------------------------------------------------------------------------------------------
 7.   Productive Use and             o   3 days of remote Productive Use support
      Support Transition             o   Structured transition to support
--------------------------------------------------------------------------------------------------------


ServicePath Length

The overall length of the Pathways Health Network Expert - Standalone ServicePath is 24 to 52 weeks from the initial planning sessions through the productive use phase of the selected Pilot Site(s). This period of time may vary due to the complexity of the environment or other implementation activity.

                                                                           IASIS
                                                                         Page 23

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of Customer's personnel required to start a ServicePath and implement Pathways Health Network Expert - Standalone
(HNE).


          Personnel                              Skills and knowledge
---------------------------------------------------------------------------------------------------------
 HNE Project Manager               o   Strong negotiation and communication skills
                                   o   Proven project management skills
---------------------------------------------------------------------------------------------------------
 Database Administrator            o   Sybase(R) system administration and operations expertise
                                   o   ISQL scripting skills
                                   o   Attended Sybase Fast Track training
                                   o   Attended Sybase Fundamentals to System Administration
---------------------------------------------------------------------------------------------------------
 Application Team Leader           o   Knowledge of core, downstream and Pathways systems
                                   o   Supervisory qualifications
---------------------------------------------------------------------------------------------------------
 Interface Engineer                o   Basic UNIX utilities/commands and system management skills
                                   o   Familiar with Health Level 7 (HL7)
---------------------------------------------------------------------------------------------------------
 UNIX System Administrator         o   UNIX system administration and operations expertise
---------------------------------------------------------------------------------------------------------



EDUCATION

HNE EDUCATION IS NOT INCLUDED IN THIS CONTRACT SUPPLEMENT. The following table defines the Health Network Expert - Standalone Version 3.0 education available if purchased:


        Deliverables               Focus/Goals                         Length        Attendees by Profile
---------------------------------------------------------------------------------------------------------
 Pathways HNE               o   Software installation                  2 days     o   1 Pathways HNE Project Manager
 Education (HNE100)         o   Software administration                           o   1 Database Administrator
                            o   Data flow                                         OR
                            o   Product features                                  o   1 UNIX System Administrator
                            o   Application functionality and usage               o   1 Application Team Leader
                            o   Application security
                            o   Merge process                                     Total = 3 attendees
---------------------------------------------------------------------------------------------------------

                                                                          IASIS
                                                                        PAGE 24

CUSTOMER AND MCKESSONHBOC RESPONSIBILITIES

The following table lists Customer and McKessonHBOC responsibilities.



-------------------------------------------------------------------------------------------------------
                                         RESPONSIBILITIES
-------------------------------------------------------------------------------------------------------
                    CUSTOMER                                        MCKESSONHBOC
-------------------------------------------------------------------------------------------------------
o   Establish resources according to listed Customer o   Establish McKessonHBOC Pathways Health Network
    Profile for Pathways Health Network Expert           Expert project team
-------------------------------------------------------------------------------------------------------
o   Manage the implementation project through        o   Provide project management activities related
    post-implementation evaluations                      to:
                                                         -   Facilitation and coordination of
                                                             McKessonHBOC cross-business unit activities
                                                             and integration
                                                         -   Provide a single point of contact/escalation
                                                             for McKessonHBOC issues
                                                         -   Routine conference calls to address status,
                                                             problem resolution and other issues
                                                             impacting the success of the project
-------------------------------------------------------------------------------------------------------
o   Actively participate in the Pathways Health      o   Conduct Pathways Health Network Expert Site
    Network Expert Site Assessment and all Planning      Assessment and Planning and Analysis education
    and Analysis meeting and activities                  and project activities
-------------------------------------------------------------------------------------------------------
o   Coordinate hardware installation and perform     o   Assist with the technical environment setup for
    the technical environment setup                      Pathways Health Network Expert
-------------------------------------------------------------------------------------------------------
o   Attend and actively participate in the Pathways  o   Deliver Pathways Health Network Expert
    Health Network Expert Customer Education             education at a McKessonHBOC facility
    sponsored at a McKessonHBOC designated facility
-------------------------------------------------------------------------------------------------------
o   Execute implementation tasks and activities      o   Execute implementation tasks and activities
    outlined in the project plan                         outlined in the project plan for McKessonHBOC
-------------------------------------------------------------------------------------------------------
o   Perform application, device and performance      o   Provide testing templates and assist with
    testing                                              test preparation and issue resolution
-------------------------------------------------------------------------------------------------------
o   Perform process and policy and procedure         o   Educate on and assist with process definition
    definition
-------------------------------------------------------------------------------------------------------
o   Provide support resources for Productive Use     o   Provide 3 days of remote support for
                                                         Productive Use for clinicians and office
                                                         staff
-------------------------------------------------------------------------------------------------------
o   Position organization for transition to support  o   Organize and conduct the transition to support
-------------------------------------------------------------------------------------------------------


                                                                          IASIS
                                                                        PAGE 25


                           PATHWAYS COMPLIANCE ADVISOR
                                   SERVICEPATH

COMPLIANCE ADVISOR SERVICEPATH DELIVERABLES

The Pathways Compliance Advisor ServicePath deliverables by phase are listed below:



---------------------------------------------------------------------------------------------------------
             PHASE                                             DELIVERABLES
---------------------------------------------------------------------------------------------------------
1.  Planning and Analysis                  o   Ship Product (includes software and documentation)
                                           o   Assignment of Project Management
                                           o   Conduct Implementation Planning (Remote planning
                                               conference call)
                                           o   Conduct Implementation Assessment/Workshop (On
                                               site activity)
                                           o   Initiate Project Plan
---------------------------------------------------------------------------------------------------------
2.  Technical Setup                        o   Remote Installation Support
---------------------------------------------------------------------------------------------------------
3.  Customer Education                     o   User Application Education (On site activity)
                                           o   Configuration/Customization Education (On site
                                               activity)
---------------------------------------------------------------------------------------------------------
4.  Process and Product                    o   Weekly Project Status Meetings
    Design and Build                       o   Implementation Assistance (Remote Activity)
                                           o   Workflow Analysis and Review
---------------------------------------------------------------------------------------------------------
5.  Process and Product Test               o   Weekly Project Status Meetings
                                           o   Implementation Assistance (Remote Activity)
---------------------------------------------------------------------------------------------------------
6.  User Training                          o   Not Applicable
---------------------------------------------------------------------------------------------------------
7.  Productive Use and                     o   Post-Implementation Support
    Transition to Support                  o   Transition to Support Team
                                           o   Maintenance Activities
---------------------------------------------------------------------------------------------------------

SERVICEPATH LENGTH

The overall length of the Compliance Advisor ServicePath is six months from the start of Phase I, Planning and Analysis, through Phase 7, Productive Use and Transition to support. The Standard Implementation ServicePath is considered complete 30 days after the first productive use date, or six months from the first implementation planning meeting, whichever comes first.

Transition to McKessonHBOC support will occur upon completion of the ServicePath. A McKessonHBOC Project Manager will arrange a conference call with the Customer and will review the McKessonHBOC support policy. Any outstanding implementation issues will be reviewed, including action items and responsible parties.

                                                                          IASIS
                                                                        PAGE 27



--------------------------------------------------------------------------------------------------------
       PERSONNEL                                               SKILLS AND KNOWLEDGE
--------------------------------------------------------------------------------------------------------
Coding/Medical Records Expert        o   Knowledge of operational processes and procedures
                                     o   Knowledge of current medical/Medicare policies
                                     o   Knowledge of compliance/coding guidelines
                                     o   Able to commit 20-30% to implementation project
                                         and 10-20% to the maintenance of the project
--------------------------------------------------------------------------------------------------------
Systems Analysts                     o   Previous system implementation experience preferred
                                     o   Departmental/organizational knowledge
                                     o   Ability to gather information and translate business
                                         requirements into product configuration
                                     o   Ability to develop and coordinate test cases and
                                     o   document results
                                     o   Assist in the implementation design phases
                                     o   Ability to commit 20-30% to project
--------------------------------------------------------------------------------------------------------
System Administrator                 o   Knowledge of platform
                                     o   Knowledge of network infrastructure and desktop configuration
                                     o   Knowledge of Hardware environment
                                     o   Knowledge of data communications concepts and equipment
                                     o   Knowledge of how to research job failures and system
                                         errors; perform system backups, spool file management, and job scheduling
                                     o   Able to provide appropriate system access to the project team and end users
                                     o   Ability to commit 10-25% to project & 10% to maintenance
--------------------------------------------------------------------------------------------------------
Database Administrator               o   Able to manage overall database administration
                                     o   Able to install and support SQL software
                                     o   Knowledge of database configuration and tuning principles
                                     o   Able to commit 20-30% to implementation project and 10-20%
                                         to the maintenance of the project
--------------------------------------------------------------------------------------------------------
Programmers                          o   Knowledge of data fields and claims processing flow
(if customer planning on             o   Knowledge of platform and environment
developing the interface)            o   Troubleshooting skills
                                     o   Ability to commit 10-25% to project & 10% to maintenance
                                     o   Develop/modify internal programs
                                     o   Maintain interface
--------------------------------------------------------------------------------------------------------

                                                                          IASIS
                                                                        PAGE 28


CUSTOMER AND MCKESSONHBOC RESPONSIBILITIES



-----------------------------------------------------------------------------------------------------------
                    CUSTOMER                                           MCKESSONHBOC
-----------------------------------------------------------------------------------------------------------
o   Establish Project Team identifying resources     o   Establish McKessonHBOC Project team
    according to customer profile
-----------------------------------------------------------------------------------------------------------
o   Manage the implementation project and project    o   Provide project management activities related to:
    plan through post implementation evaluation
                                                         -   facilitation and coordination of McKessonHBOC
                                                             cross business unit activities and integration
                                                         -   provide a single point of contact/escalation
                                                             for McKessonHBOC issues
                                                         -   participate in routine conference calls and
                                                             address status, problem resolution and other
                                                             issues impacting project
-----------------------------------------------------------------------------------------------------------
o   Actively participate in the implementation       o   Conduct Implementation Survey/Assessment,
    assessment and all planning and analysis             participate in planning and analysis activities,
    meetings and activities                              provide recommendations for overall project setup
                                                         and definition
-----------------------------------------------------------------------------------------------------------
o   Coordinate hardware and software installation    o   Assist with the Technical set-up via phone support
    activities to set up the technical environment
-----------------------------------------------------------------------------------------------------------
o   Coordinate and attend education sessions         o   Provide Compliance Advisor education sessions at
    provided at customer facility                        customer facility
-----------------------------------------------------------------------------------------------------------
o   Execute implementation tasks and activities as   o   Provide assistance while customer performing
    defined in project plan and implementation           implementation tasks, monitor project status and
    planning materials                                   assist with issue resolution
-----------------------------------------------------------------------------------------------------------
o   Perform application/system testing               o   Provide support via phone during application testing
-----------------------------------------------------------------------------------------------------------
o   Define and test process/policy/procedure         o   Assist with identifying processes that need to be
                                                         defined
-----------------------------------------------------------------------------------------------------------
o   Define and perform end user education as needed  o   Provide assistance to project team if needed
-----------------------------------------------------------------------------------------------------------
o   Provide support resources for productive use     o   Provide 30 days of post-implementation support
                                                         prior to transition of support center
-----------------------------------------------------------------------------------------------------------
o   Position organization for transition to support  o   Organize and conduct transition to support
-----------------------------------------------------------------------------------------------------------

                                                                          IASIS
                                                                        PAGE 29



                            ELECTRONIC COMMERCE 2000
                                   SERVICEPATH


SERVICEPATH DELIVERABLES

THE ELECTRONIC COMMERCE 2000 SERVICEPATH DELIVERABLES BY PHASE ARE:





--------------------------------------------------------------------------------------------------------
             PHASE                                             DELIVERABLES
--------------------------------------------------------------------------------------------------------
1.  Planning and Analysis                            o   McKessonHBOC Project Management
                                                     o   Implementation kickoff
                                                     o   On-site planning and analysis assistance
                                                     o   Project plan template
                                                     o   Project plan development guidance
                                                     o   Strategic consideration assistance
                                                     o   Infrastructure planning and assistance
                                                     o   Development plan for State forms
--------------------------------------------------------------------------------------------------------
2.  Technical Setup                                  o   Remote software installation
--------------------------------------------------------------------------------------------------------
3.  Customer Education                               o   Infrastructure education
                                                     o   Table education
                                                     o   Transaction Management education
                                                     o   Hands-on exercises
--------------------------------------------------------------------------------------------------------
4.  Process and Product                              o   Implementation support
    Design and Build                                 o   Site specific assignments
                                                     o   Table build guidance
                                                     o   Table load guidance
--------------------------------------------------------------------------------------------------------
5.   Process and Product Test                        o   Application testing score card
                                                     o   On-Site testing guidance and assistance
--------------------------------------------------------------------------------------------------------
6.  User Training and Productive Use Preparation     o   Not applicable for product
                                                     o   Onsite training is provided during install
--------------------------------------------------------------------------------------------------------
7.  Productive Use and Support Transition            o   5 days of remote Productive Use support
                                                     o   Structured transition to support
--------------------------------------------------------------------------------------------------------



SERVICEPATH LENGTH

The overall length of the Electronic Commerce Group ServicePath is 75 days from the initial planning sessions through the productive use phase of the selected Pilot Site(s). This period of time may vary due to the complexity of the environment or other implementation activity.


THE CUSTOMER PROFILE

The following table lists the skills/knowledge of Customer's personnel required to start a ServicePath and implement Electronic Commerce 2000.





--------------------------------------------------------------------------------------------------------
          PERSONNEL                                     SKILLS AND KNOWLEDGE
--------------------------------------------------------------------------------------------------------
Project Manager                                      o   Strong negotiation and communication skills
                                                     o   Proven project management skills
--------------------------------------------------------------------------------------------------------
Database Administrator                               o   Microsoft SQL Server
--------------------------------------------------------------------------------------------------------
Application Team Leader                              o   Knowledge of core, downstream and HIS systems
                                                     o   Supervisory qualifications
--------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         Page 30


--------------------------------------------------------------------------------------------------------
 Billing Coordinator's          o   Knowledge of billing requirements
                                o   Basic to advanced insurance requirements
--------------------------------------------------------------------------------------------------------
 Network Administrator          o   Windows NT system administration and operations expertise
--------------------------------------------------------------------------------------------------------

 EDUCATION

 The following table defines the education deliverables provided during the ServicePath Customer education phase at a McKessonHBOC facility:


     DELIVERABLES                  FOCUS/GOALS              LENGTH           ATTENDEES BY PROFILE
--------------------------------------------------------------------------------------------------------
Form Building             o   Build insurance forms         2-3 days    o   Billing coordinator
                                                                        o   Business Office manager
--------------------------------------------------------------------------------------------------------
ECG Clearinghouse         o   Understanding ECG reports      .5 days    o   Billing coordinator
reporting                                                               o   Business Office manager
--------------------------------------------------------------------------------------------------------


CUSTOMER AND MCKESSONHBOC RESPONSIBILITIES

The following table lists Customer and McKessonHBOC responsibilities.


                                                RESPONSIBILITIES
-------------------------------------------------------------------------------------------------------------------
                    CUSTOMER                                                   MCKESSONHBOC
-------------------------------------------------------------------------------------------------------------------
o    Establish resources according to listed                     o    Establish McKessonHBOC -ECG EC2000
     Customer Profile for EC2000 Claims                               project team
     Administrator.
-------------------------------------------------------------------------------------------------------------------
o    Manage the implementation project through                   o    Provide project management activities
     post-implementation evaluations                                  related to:
                                                                      -   Facilitation and coordination of
                                                                          McKessonHBOC cross-business unit
                                                                          activities and integration
                                                                      -   Provide a single point of
                                                                          contact/escalation for McKessonHBOC
                                                                          issues
                                                                      -   Routine conference calls to address
                                                                          status, problem resolution and other
                                                                          issues impacting the success of the
                                                                          project
-------------------------------------------------------------------------------------------------------------------
o    Actively participate in the Assessment and                  o    Conduct EC2000 Assessment and Planning and
     all Planning and Analysis meeting and activities                 Analysis education and project activities
-------------------------------------------------------------------------------------------------------------------
o    Coordinate hardware installation and perform                o    Assist with the technical environment setup
     the technical environment setup                                  for EC2000 Server
-------------------------------------------------------------------------------------------------------------------
o    Execute implementation tasks and activities                 o    Execute implementation tasks and activities
     outlined in the project plan                                     outlined in the project plan for McKessonHBOC
-------------------------------------------------------------------------------------------------------------------
o    Perform application, device and performance                 o    Provide testing templates and assist with
     testing                                                          test preparation and issue resolution
-------------------------------------------------------------------------------------------------------------------
o    Perform process and policy and procedure                    o    Educate on and assist with process definition
     definition
-------------------------------------------------------------------------------------------------------------------
o    Provide support resources                                   o    Provide 5-10 business days of onsite support
     for Productive Use                                               for Productive Use and/or office staff
-------------------------------------------------------------------------------------------------------------------
o    Position organization for transition to support             o    Organize and conduct the transition to support
-------------------------------------------------------------------------------------------------------------------
o    Perform maintenance for non McKessonHBOC forms
-------------------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         Page 31


                                       PATHWAYS CONTRACT MANAGEMENT - UB92
                                                   SERVICEPATH
                                                    (REQUIRED)

SERVICEPATH DELIVERABLES

Pathways Contract Management ServicePath is an integrated module of learning that provides knowledge, skills and tools enabling customers to deploy Pathways Contract Management. The backbone of the ServicePath employs the use of a work plan that integrates product knowledge, usage and management, deployment services and tools and is divided into seven major phases.

The Pathways Contract Management ServicePath deliverables by phase are:

                  PHASE                                          DELIVERABLES
-----------------------------------------------------------------------------------------------------
1.   Planning and Analysis              o   Project Plan template
                                        o   Project plan development assistance
                                        o   Plan for kick-off meeting
-----------------------------------------------------------------------------------------------------
2.   Technical Setup                    o   Software installation and configuration education
                                        o   Installation assistance
                                        o   Verification of interface connectivity
                                        o   Backup procedures and operations guidance
                                        o   User set-up and security guidance
-----------------------------------------------------------------------------------------------------
3.   Customer Education                 o   Application education
                                        o   Hands-on exercises through labs and hospital contracts
-----------------------------------------------------------------------------------------------------
4.   Process and Product Design         o   Assistance interpreting and analyzing contracts
     and Build                          o   Assistance in managing interface
                                        o   Code table build guidance
                                        o   Rate table build guidance
                                        o   New workflow procedures guidance
                                        o   Test plan guidance
-----------------------------------------------------------------------------------------------------
5.   Process and Product Test           o   Application testing guidance
                                        o   Interface testing guidance and assistance
-----------------------------------------------------------------------------------------------------
6.   User Training and Productive       o   Productive Use Plan
     Use Preparation
-----------------------------------------------------------------------------------------------------
7.   Productive Use and Support         o   Remote productive use support
     Transition                         o   Structured transition to support
                                        o   Education of support procedures
-----------------------------------------------------------------------------------------------------


OBJECTIVES

Upon successful completion of the Pathways Contract Management ServicePath, the attendee should be able to:

o Given the prerequisite project management skills, documentation and tools, manage the deployment process

o Given documentation install application software, and perform required system maintenance

o    Describe the features and functions of Pathways Contract Management

o Given a Pathways Contract Management work plan template, build a site-specific work plan

o Given analysis tools, analyze current patient accounting process and required contract terms

o Given Pathways Contract Management, be able to define contracts to the system, manage and maintain contracts in the system, perform revenue modeling, track expected reimbursements and monitor variances

o    Given tools, create a site-specific test plan and productive-use plan

o    Given documentation, troubleshoot Pathways Contract Management

                                                                           IASIS
                                                                         Page 32

SERVICEPATH LENGTH

The ServicePath can be complete 90 days after Phase 3, Customer Education is complete, however, deployment completion is a customer-driven initiative based on Customer's managed care activity, resource allocation and organizational requirements.

The Transfer Phase, which provides the transfer of user knowledge, skills and tools, requires five days at a McKessonHBOC facility. The remaining time during the Execution Phase allows attendees to complete their assigned site specific tasks under McKessonHBOC direction and advisement. Included in the ServicePath is a three day user follow up visit which can be scheduled anytime during the implementation process prior to go live.


                DESCRIPTION                          WORK DAYS AND LOCATION
-----------------------------------------------------------------------------------------
 Transfer Phase: Technical System             1 day at a McKessonHBOC location
 Administrator Class
-----------------------------------------------------------------------------------------
 Transfer Phase: User Education Class         4 days at a McKessonHBOC location
-----------------------------------------------------------------------------------------
 User Follow Up Visit                         3 days at customer site
-----------------------------------------------------------------------------------------
 Telephone Support (5 half days)              2.5 days
-----------------------------------------------------------------------------------------
 Pre-Live Technical Check-up                  5 days
-----------------------------------------------------------------------------------------
 TOTAL DAYS                                   11 DAYS
-----------------------------------------------------------------------------------------


THE CUSTOMER PROFILE

The following outline lists the skills/knowledge of personnel required to start a ServicePath and implement Pathways Contract Management.

AUDIENCE AND ATTENDEES

TECHNICAL SYSTEM ADMINISTRATION CLASS:

The audience should include two (2) attendees responsible for Pathways Contract Management installation and technical support. These individuals should collectively possess the following:

o    Minimum of one (1) year of network administration experience

o    Minimum of one (1) year experience of Windows support

USER EDUCATION CLASS:

The audience should include three (3) attendees responsible for Pathways Contract Management deployment, project management and product expertise. They should collectively possess the following:

o Two (2) attendees with understanding of their organization's patient accounting processes and managed care contracts

o One (1) attendee with project management experience or focus within a previous product deployment

PREREQUISITES

Prior to attending the ServicePath the attendees are responsible for ensuring the:

o required Pathways Contract Management hardware has been ordered and installed onsite

o    required Pathways Contract Management software has been ordered and onsite

o NT installed per disk space configuration in the Contract Management installation Guide

o    remote access installed

o    completion of the Pathways Contract Management Assessment Guide

                                                                           IASIS
                                                                         Page 33


TOOLS

McKessonHBOC will provide the ServicePath attendees the following enabling tools:

o    deployment work plan and supporting materials

o    kick-off agenda

o    analysis workbook and worksheet(s)

o    policy & procedure review/update process

o    training plan and supporting materials

o    productive use plan


KNOWLEDGE TRANSFER

To facilitate the transfer of knowledge the following will be used:

o    ServicePath instruction, direction and advisement

o    documentation

o    hands-on labs

o    attendee interaction / teaming

o    site specific assignments


CUSTOMER AND MCKESSONHBOC RESPONSIBILITIES

The following table lists customer and McKessonHBOC responsibilities:

                                       RESPONSIBILITIES
------------------------------------------------------------------------------------------------------
                   CUSTOMER                                        MCKESSONHBOC
------------------------------------------------------------------------------------------------------
 o   Meet or exceed ServicePath prerequisites      o   Deliver the ServicePath
 o   Attend and actively participate in            o   Provide product deployment enabling
     the ServicePath sponsored at a                    knowledge, skills and tools
     McKessonHBOC designated facility              o   Provide 3 days on site follow-up to
     Complete assigned site specific tasks             user ServicePath
 o   Execute deployment services comprised in      o   Provide 20 hours of consultation for
     the ServicePath                                   direction and advisement on assigned site
                                                       specific tasks
------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         Page 34

                    PATHWAYS HEALTHCARE SCHEDULING - LEVEL 2
                                   SERVICEPATH

SERVICEPATH DELIVERABLES

The Pathways Healthcare Scheduling ServicePath deliverables by phase are:

             PHASE                                             DELIVERABLES
---------------------------------------------------------------------------------------------------------------------
 1.   Planning and Analysis        o   McKessonHBOC Project Management
                                   o   Implementation kickoff
                                   o   Project plan template
                                   o   Planning meeting
                                   o   Education Strategies Meeting
                                   o   Project plan development guidance
                                   o   Application Implementation Guide
                                   o   Strategic / Tactical consideration assistance
                                   o   Hardware capacity and infrastructure planning assistance
                                   o   Determine interface requirements
                                   o   Integration Planning document
                                   o   Deliver product documentation
                                   o   Verification of PHS Components and Communications
---------------------------------------------------------------------------------------------------------------------
 2.   Technical Setup              o   PHS Software installation and setup
                                       o   Database
                                       o   Scheduling Engine
                                       o   Interface Gateway
                                       o   Workstation configuration
                                   o   Technical Implementation Guide
---------------------------------------------------------------------------------------------------------------------
 3.   Customer Education           o   Scheduling Training - At a McKessonHBOC education facility
                                   o   System Administrator Training - At a McKessonHBOC education facility
                                   o   Database Structures for Report Writing - At a McKessonHBOC education facility
---------------------------------------------------------------------------------------------------------------------
 4.   Process and Product          o   Database Building I - 4 days, 4 attendees at a McKessonHBOC education facility
      Design and Build             o   Database Building II - 3 days, 4 attendees at customer site
                                   o   Implementation and technical support and guidance during:
                                       o   Process and workflow definition
                                       o   Data gathering
                                       o   Database building
                                       o   Reporting needs definition
                                       o   Resource coordination
                                       o   User support definition
                                       o   Routine maintenance and disaster recovery planning
                                       o   Development of user training
---------------------------------------------------------------------------------------------------------------------
 5.   Process and Product Test     o   Application "stress" testing template
                                   o   Interface testing template
---------------------------------------------------------------------------------------------------------------------
 6.   User Training and            o   Productive use project plan template
      Productive Use Planning      o   Productive use check list
---------------------------------------------------------------------------------------------------------------------
 7.   Productive Use and           o   Assist with MPI load (if required)
      Transition to Support        o   Remote productive use support
                                   o   Parallel system use
                                   o   First productive use
                                   o   Structured transition to support
---------------------------------------------------------------------------------------------------------------------

                                                                           IASIS
                                                                         Page 35

ServicePath Length

The overall length of the Pathways Healthcare Scheduling ServicePath is up to 39 weeks from the initial planning sessions through the productive use phase. This period of time may vary due to the complexity of the environment or other implementation activity. The ServicePath is considered complete 30 days after first phase productive use, or 9 months from first implementation planning meeting, whichever comes first.

The ServicePath length does not reflect the total length of time involved in completing the deployment process throughout the enterprise. Deployment completion is a customer driven initiative based on resource allocation and/or organizational requirements. Transition to support is 6 weeks, 2 weeks before first productive use and 4 weeks after first productive use.


The Customer Profile

The following table lists the skills/knowledge of personnel required to start a ServicePath and implement Pathways Healthcare Scheduling.




         Personnel                              Skills and knowledge
         ---------                              --------------------

PHS Project Manager                o   Knowledge of PCs and MS Windows
                                   o   Project management skills, principles and practices
                                   o   Clinical background (helpful)
                                   o   Strong communication and interpersonal skills
                                   o   System implementation experience
                                   o   Acceptance by colleagues
                                   o   Knowledge of organization's business needs
                                   o   Ability to commit full-time through the beginning stages
                                       of the implementation process

PHS System Administrator           o   Knowledge of PCs and MS Windows
                                   o   Clinical background (helpful)
                                   o   Strong communication and interpersonal skills
                                   o   System implementation experience
                                   o   Departmental knowledge
                                   o   Organizational skills
                                   o   Negotiating skills
                                   o   Acceptance by colleagues
                                   o   Knowledge of organization, enterprise and
                                       scheduling methodologies
                                   o   Technical background
                                   o   Strong problem solving skills
                                   o   Sybase / MS SQL knowledge
                                   o   Thoroughly understanding of client/server system


PHS Resource Unit                  o   Knowledge of PCs and MS Windows
Expert(s)                          o   Clinical background
                                   o   Strong communication and interpersonal skills
                                   o   Ability to teach others and exhibit patience, understanding, and troubleshooting skills
                                   o   Acceptance by colleagues
                                   o   Knowledge of organization and enterprise
                                   o   System implementation experience
                                   o   Departmental knowledge
                                   o   Organizational skills
                                   o   Negotiating skills

                                                                           IASIS
                                                                         Page 36


         PERSONNEL                                     SKILLS AND KNOWLEDGE
         ---------                                     --------------------


Training Expert(s)                 o   Knowledge of PCs and MS Windows
                                   o   Skilled in Instructional Design, from needs assessment to course development
                                   o   Skilled in training delivery
                                   o   Ability to disseminate knowledge about the Pathways Healthcare
                                       Scheduling system to all users in the enterprise
-------------------------------------------------------------------------------------------------------------------
Training Coordinator               o   Knowledge of PCs and MS Windows
                                   o   Scheduling and coordination skills
-------------------------------------------------------------------------------------------------------------------
Network Administrator              o   Knowledge of PCs, MS Windows and Desktop OS
                                   o   Knowledge of networks, communication protocols, and Windows NT Server
                                   o   Understanding of network infrastructure and hardware
                                   o   Ability to teach others
                                   o   Troubleshooting/problem solving skills
                                   o   Ability to o supervise the Pathways Healthcare Scheduling network
-------------------------------------------------------------------------------------------------------------------
Database Administrator             o   Knowledge of PCs and MS Windows
                                   o   Knowledge of networks, communication protocols, Windows NT Server
                                   o   Knowledge of network infrastructure and hardware
                                   o   Ability to teach others
                                   o   Troubleshooting/problem solving skills
                                   o   Database Administration knowledge
-------------------------------------------------------------------------------------------------------------------
Reports Coordinator                o   Knowledge of PCs and MS Windows
                                   o   Knowledge of networks, communication protocols, and Windows NT Server
                                   o   Understanding of network infrastructure and hardware
                                   o   Ability to teach others
                                   o   Troubleshooting/problem solving skills
                                   o   Ability to administer the Pathways Healthcare Scheduling reports features
                                   o   Knowledge of SQL report writer
-------------------------------------------------------------------------------------------------------------------
Interface Administrator            o   Knowledge of PCs, and MS Windows, and Desktop OS
                                   o   Knowledge of o networks, communication protocols, and Windows NT Server
                                   o   Understanding of network infrastructure and hardware
                                   o   Ability to teach others
                                   o   Troubleshooting/problem solving skills
                                   o   Understanding of HL7 Interface methodologies
-------------------------------------------------------------------------------------------------------------------


                                                                           IASIS
                                                                         Page 37

Education

Pathways Healthcare Scheduling education is not included in this contract supplement. Customer education is a phase of the Pathways Healthcare Scheduling ServicePath. The education phase consists of classes focusing on scheduling, database building, and the technical aspects of Pathways Healthcare Scheduling.

The following table defines the Pathways Healthcare Scheduling Level 2 Version ER 5.0 education available if purchased:




Deliverables                         Focus/Goals                             Length                 Attendees by Profile
------------                         -----------                             ------                 --------------------

Scheduling         o   Scheduling and application training                   3 days               o   Project Manager
Training               B Identify features and functions that will                                o   Resource Unit Expert(s)
(PSR100)                 meet scheduling needs                                                    o   Key Users
                       B Perform all appointment handling features                                o   Training Expert
                         and patient scheduling enhancements                                      Total = 4 attendees
                       B Perform advanced scheduling functions
                       B Identify policies, procedures, and protocol
                         for handling appointments


Windows Client     o   Provides introduction to Client / Server              2 days                o  System Administrator
Server (WSA100)        concepts for new database administrators
                   o   Introduces Windows NT Server essentials for DBA's                           Total = 1 attendee
                   o   Obtain hands on experience with SQL Server
                       features and SQL scripts

System             o   Database Maintenance                                  1 day                 o  System Administrator
Administration     o   Practice installing/upgrading PHS software                                 Total = 1 attendee
for PHS                and security issues
(WPH100)

Database           o   Database Table Structure                              2 days                o   Database Administrator OR
Structures for         - Demonstrate basics of report building                                     o   Reports Coordinator
Report Writing         - Create and maintain reports that document and
(PDS100)                 analyze data                                                              Total = 1 attendee
                       - Identify and review database diagram (ERD)
                       - Define and review data retrieval scenarios


 * The Pathways Healthcare Scheduling ServicePath price includes the costs associated with educating the attendees listed in the above table. Additional attendees can be added based on seating availability at the then published additional class seat rate.

                                                                           IASIS
                                                                         Page 38

CUSTOMER AND MCKESSONHBOC RESPONSIBILITIES

The following table lists customer and McKessonHBOC responsibilities.

                         PHASE 1 - PLANNING AND ANALYSIS


                                          Responsibilities
                                          ----------------
                    Customer                                         McKessonHBOC
                    --------                                         ------------

 o   Participate actively in the Pathways             o   Establish McKessonHBOC Pathways
     Healthcare Scheduling site assessment and            Healthcare Scheduling project team
     all planning and analysis meetings and           o   Provide project management activities
     activities                                           related to:
 o   Designate resources according to listed              B Facilitation and coordination of
     Customer Profile for Pathways Healthcare               McKessonHBOC cross-functional activities
     Scheduling                                           B Provide 'single point of contact' for
 o   Manage the implementation project through              product specific implementation issues
     enterprise rollout completion                        B Coordinate routine conference calls to
 o   Complete capacity planning worksheet                   address status, problem resolution and
 o   Develop project plan with assistance from              other issues affecting the success of the
     McKessonHBOC                                           project
 o   Develop overall training plan                    o   Conduct:
 o   Identify user support needs                          B Site assessment
 o   Develop Infrastructure plan and order                B Kick-off call
     hardware                                             B Planning and analysis assistance
                                                          B Planning meeting

                            PHASE 2 - TECHNICAL SETUP


                                          Responsibilities
                                          ----------------
                    Customer                                         McKessonHBOC
                    --------                                         ------------

 o   Perform technical environment installation       o   Consult on the technical environment setup
     and setup:                                           for Pathways Healthcare Scheduling
     B Server operating system installation           o   Perform Pathways Healthcare Scheduling
     B Drive configuration                                software installation and setup:
     B Network communications                             B Sybase or MS SQL database
     B Sybase or MS SQL software installation             B Scheduling engine
 o   Work with McKessonHBOC to install Pathways           B Interface gateway
     Healthcare Scheduling software components            B Workstation configuration
                                                      o   Verify Pathways Healthcare Scheduling
                                                          components and communications

                          PHASE 3 - CUSTOMER EDUCATION


                                          Responsibilities
                                          ----------------
                    Customer                                         McKessonHBOC
                    --------                                         ------------


 o   Attend and actively participate in the           o   Deliver Pathways Healthcare
     Pathways Healthcare Scheduling education             Scheduling education.
     at a McKessonHBOC facility and at customer
     site

 o   Attend required Third Party' training:
     B Sybase: Introduction, FastTrack, and System
       Administrator or MS SQL class
     B Operating System (server/desktop)
     B Report Writer


                                                                           IASIS
                                                                         Page 39

                                                                           IASIS
                                                                         Page 40


                 PHASE 4 - PROCESS AND PRODUCT DESIGN AND BUILD

                                          Responsibilities
                                          ----------------
                    Customer                                         McKessonHBOC
                    --------                                         ------------


 o   Execute customer implementation tasks and        o   Execute implementation tasks and
     activities as outlined in the project plan           activities outlined in the project plan for
 o   Perform data gathering activities                    McKessonHBOC/PHS
 o   Develop application test plans                   o   Consult on data gathering and database
 o   Complete database building and testing               building issues
 o   Define reporting needs:                          o   Consult on data structure issues
     B Develop all custom reports                         for customer's custom report writing
     B Ongoing report maintenance                     o   Provides test plan template
 o   Develop user support procedures                  o   Consult on user and technical support
 o   Develop technical support procedures                 policies and procedures
 o   Perform process, policy and procedure            o   Assist with MPI load process testing.
     definition                                       o   Consult on development of user training plan
 o   Develop user training


                       PHASE 5 - PROCESS AND PRODUCT TEST

                                          Responsibilities
                                          ----------------
                    Customer                                         McKessonHBOC
                    --------                                         ------------


 o   Conduct initial stress testing, record           o   Remote assistance with MPI load and test
     response times and error messages,               o   Remote assistance with application testing
     repeat stress testing (as needed)                    and issue resolution
     B Verify functionality of PHS components,        o   Remote assistance with system feature,
       features, and communications (connectivity)        function , and stress testing .
     B Load test system
 o   Test workflow procedures
 o   Test technical procedures and processes
 o   Test scheduling procedures for accuracy
 o   Assist in the execution of project plan tasks
 o   Assist in the management of the project plan
 o   Identify and resolve process and procedural
     issues
 o   Test user support procedures
 o   Conduct application, device and performance
     testing

               PHASE 6 - USER TRAINING AND PRODUCTIVE USE PLANNING


                                          Responsibilities
                                          ----------------
                    Customer                                         McKessonHBOC
                    --------                                         ------------

 o   Assist in the execution of project plan tasks    o   Assistance with verification of latest software
 o   Assist in the management of the project plan     o   Review of technical downtime procedures
 o   Identify and resolve process and procedural      o   Provide Productive Use Project Plan template
     issues                                           o   Assistance with verification of operational
 o   Execute user training                                training and productive use environments
 o   Develop Productive use plan and identify key     o   Review PHS pre-productive use check list
     people for Productive use support                    with customer
 o   Set up and verify operational productive use     o   Review final preparation of productive use plan:
     environments                                         resources, interface activation, parallel


                                                                           IASIS
                                                                         Page 41

                                          Responsibilities
                                          ----------------
                    Customer                                         McKessonHBOC
                    --------                                         ------------

                                                          and future loading of appointments

                                                                           IASIS
                                                                         Page 42


               PHASE 7 - PRODUCTIVE USE AND TRANSITION TO SUPPORT



                                          Responsibilities
                                          ----------------
                    Customer                                         McKessonHBOC
                    --------                                         ------------

 o   Assist in the execution of project plan          o   Provide Pre-productive use checklist
     tasks                                            o   Assistance with removal of test patient data
 o   Assist in the management of the project              as needed
     plan                                             o   Assist with MPI load
 o   Identify and resolve process and                 o   Provide remote productive use support
     procedural issues                                o   Structured transition to support
 o   Prepare for first productive use
 o   Remove test patient data, load MPI, enter
     future appointments
 o   Complete parallel operations
 o   Complete initial first productive use
      event
 o   Evaluate project
 o   Transition from implementation services to
     support services

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBOC                        CONTRACT SUPPLEMENT                    CS# P9903770

                                                                   CUST# 6529200

SHIP TO:                                     BILL TO:

St. Luke's Medical Center                    IASIS Healthcare Corporation
IASIS Healthcare Data Center                 The Dover Centre
1800 East Van Buren                          113 Seaboard Lane, Suite A200
Phoenix, AZ 85006                            Franklin, TN 37067
                                             Telephone: 615-844-2747

Contract Supplement to HBOC Agreement #C9902292, dated__________________________

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends HBO & Company Information System Agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"). To the extent that the terms, conditions and definitions set forth in this Contract Supplement differ or conflict with the terms and conditions set forth in the Agreement, such differences are stated below and on the Attachment(s) hereto and shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

SERVICES

[______]*

LINE ITEM COMMENTS

Installation pricing is for the following five (5) Utah IASIS Healthcare
Facilities:

Davis Hospital                  6870100     1600 W. Antelope Dr.   Layton             UT        84041
Jordan Valley Hospital          6870300     3580 W. 9000 South     West Jordan        UT        84088
Pioneer Valley Hospital         6870075     3460 S. Pioneer Pwy    West Valley        UT        84120
Salt Lake Regional Hospital     6870270     1050 E. South Temple   Salt Lake City     UT        84102
Rocky Mountain Medical Center   6870036     2500 South State       Salt Lake City     UT        84115

AUTHORIZATION     This quote is valid until 02/29/00

Customer Signature: /s/ Kenneth W. Perry     HBOC Signature: /s/ Gregory W. Hardin
                    ---------------------                   --------------------------

Printed Name:                                Printed Name: Gregory W. Hardin
              ---------------------------                  ---------------------------

Title/Position: VP, Operations & Finance     Title/Position: Account Executive
                -------------------------                   --------------------------

Customer PO#:                                Date: 2-25-00
              ---------------------------         ------------------------------------

Date:
      ----------------------------------

                          THANK YOU FOR YOUR BUSINESS
                   (PLEASE ATTACH CUSTOMER'S PURCHASE ORDER)

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
HBOC                           CONTRACT SUPPLEMENT                  CS# ECRN0045

                                                                   CUST# 6529206

SHIP TO:                                     BILL TO:

St. Luke's Medical Center                    IASIS Healthcare Corporation
IASIS Healthcare Data Center                 The Dover Centre
1800 East Van Buren                          113 Seaboard Lane, Suite A200
Phoenix, AZ 85006                            Franklin, TN 37067
                                             Telephone: (615) 844-2747

Contract Supplement to HBOC Agreement #C9902292, dated__________________________

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends
HBO & Company Information System Agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"). To the extent that the terms, conditions and definitions set forth in this Contract Supplement differ or conflict with the terms and conditions set forth in the Agreement, such differences are stated below and on the Attachment(s) hereto and shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

[______]*

LINE ITEM COMMENTS

There are no Hardware Requirements to these proposed products other then PC's. The number of PC's needed will vary depending on the volumes being processed.

GENERAL COMMENTS

Installation pricing is for 4 Utah IASIS Healthcare Facilities.

Software Pricing is for the following IASIS Hospitals
Odessa Regional Hospital
Southwestern General Hospital
Mid-Jefferson Hospital
Park Place Medical Center
Palms of Pasadena Hospital
Town & Country Hospital
Memorial Hospital of Tampa
Davis Hospital
Jordan Valley Hospital
Pioneer Valley Hospital
Salt Lake Regional
Paracelsus Regional Hospital
Rocky Mountain Medical Center
St. Lukes Medical Center
Mesa General Hospital
Tempe St. Luke's Hospital

AUTHORIZATION              This quote is valid until 02/29/00

Customer Signature: /s/ Kenneth W. Perry  HBOC Signature: /s/ Gregory W. Hardin
                   ---------------------                 -----------------------
Printed Name:                             Printed Name: Gregory W. Hardin
             ---------------------------               -------------------------
Title/Position: VP, Operations & Finance  Title/Position: Account Executive
               -------------------------                 -----------------------
Customer PO#:                             Date: 2-25-00
             ---------------------------       ---------------------------------
Date:
     -----------------------------------

                          THANK YOU FOR YOUR BUSINESS
                   (PLEASE ATTACH CUSTOMER'S PURCHASE ORDER)

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

McKesson Information Solutions LLC
Confidential and Proprietary to McKesson

MCKESSON
Empowering Healthcare             CONTRACT SUPPLEMENT             CS NO. 1-CC9QH
                                                                CUST NO. 1002842

                                  SOLD TO:
                                  IASIS Healthcare Corporation, The
                                  Dover Centre
                                  113 Seaboard Lane, Suite A200
                                  Franklin TN 37067

SHIP TO:                                              BILL TO:

IASIS Healthcare Corporation, The Dover Centre        IASIS Healthcare Corporation, The
The Dover Centre 113 Seaboard Lane Suite A 200        Dover Centre
Franklin TN 37067                                     The Dover Centre 113 Seaboard
                                                      Lane  Suite A 200
                                                      Franklin TN 37067
                                                      TELEPHONE: (615) 467-1213
                                                      FACSIMILE: (615) 476-1273
                                                      ATTENTION: Lance Smith

ATTENTION: Lance Smith
TELEPHONE: (615) 467-1213  FACSIMILE: (615) 476-1273
EMAIL: Lance_Smith@iasishealthcare.com

CONTRACT SUPPLEMENT TO MASTER CONTRACT AGREEMENT NO. C9902292, DATED FEBRUARY 28, 2000.

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends the agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"), and is made effective as of this 4th day of December, 2003 (the "Contract Supplement Effective Date"). Unless otherwise specifically and expressly set forth in this Contract Supplement, this Contract Supplement sets forth terms and conditions that apply only to the Facilities, Software and/or Services listed in this Contract Supplement. To the extent the terms and conditions of the Agreement are in conflict with this Contract Supplement, the terms of this Contract Supplement shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

McKesson Information Solutions LLC
Confidential and Proprietary to McKesson

Customer's purchase order number is required. [______]* Pre-printed terms and conditions on or attached to Customer's purchase orders shall be of no force or effect.

     MCKESSON SALES CENTER                      PHONE: (404) 338-2435
     THANK YOU FOR YOUR BUSINESS                FAX:   (404) 338-5116

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

McKesson Information Solutions LLC
Confidential and Proprietary to McKesson

[______]*

GENERAL COMMENTS:

1. Equipment Releases. Customer acknowledges that the Software releases listed on the Equipment configurations, as set forth in Exhibit______________attached hereto, are for Equipment configuration purposes only and may represent future versions of the Software that Customer may receive, if and when available, as part of Software Maintenance Service.

2. Equipment Delivery. Title and all risk of loss or damage to Equipment will pass to Customer upon shipment to Customer. Unless Customer clearly advises McKesson to the contrary in writing, McKesson may make partial shipments of Equipment, to be separately invoiced and paid for when due. Delay in delivery of any installment will not relieve Customer of its obligation to accept the remaining Equipment purchased under this Agreement.

PAYMENT TERMS:

EQUIPMENT: 100% shall be due upon the Equipment delivery date.

EQUIPMENT WARRANTY UPLIFT: 100% shall be due upon the Equipment delivery date.

TECHNOLOGY SERVICES/PROFESSIONAL SERVICES: 100% shall be due upon the Contract Supplement Effective Date.

TECHNOLOGY SERVICES/SYSTEMCARE SERVICES (Recurring Service Fees): First year fees shall be due upon SystemCare contract start date ("SystemCare Start Date") as defined in the SystemCare Exhibit attached hereto. Subsequent annual installments shall be due on each anniversary of the SystemCare Start Date.

AUTHORIZATION: The pricing contained herein is valid until December 31, 2003.

IASIS HEALTHCARE CORPORATION, THE DOVER CENTRE         MCKESSON INFORMATION/SOLUTIONS LLC

Signature: /s/ Derek Morkel                             Signature: /s/ Terry L. Snyder
           -------------------------                              -----------------------
Printed Name: Derek Morkel                             Printed Name: Terry L. Snyder
Title/Position: Operations CFO                         Title/Position: AVP, McKesson
Customer PO#:                                          Date: 12/5/03
             -----------------------
Date: 12/04/2003

                                    MCKESSON
                                      Empowering Healthcare

                               TABLE OF CONTENTS

           - CONTRACT SUPPLEMENT ADVANCED CLINICALS

             - Exhibit I - Installation and Implementation Services

             - Exhibit II - Hardware Configurations

             - Exhibit III - Business Partner Special Provisions

                              - III-A BEA WebLogic

                              - III-B First DataBank

                              - III-C Oracle

                              - III-D Snowbound

                              - III-E Vignette

                           [IASIS HEALTHCARE(R) LOGO]

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003
MCKESSON
   Empowering Healthcare

                              CONTRACT SUPPLEMENT

                                                                CS NO. P0413775
                                                            CUSTOMER NO. 1002842

                              SOLD TO:
                              IASIS Healthcare Corporation
                              The Dover Centre
                              117 Seaboard Lane, Suite E200
                              Franklin, TN 37067

SHIP TO:                                     BILL TO:
St. Luke's Medical Center                    IASIS Healthcare Corporation
1800 East Van Buren Street                   The Dover Centre
Phoenix, AZ 85006                            117 Seaboard Lane, Suite E200
                                             Franklin, TN 37067
                                             Telephone: 615-467-1213
                                             Facsimile:
                                             Attention: Lance Smith, CIO

CONTRACT SUPPLEMENT TO INFORMATION SYSTEM AGREEMENT NO.C9902292, DATED FEBRUARY 28, 2000.

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends the agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"), and is made effective as of this 22nd day of December , 2003 (the "Contract Supplement Effective Date"). Unless otherwise specifically and expressly set forth in this Contract Supplement, this Contract Supplement sets forth terms and conditions that apply only to the Facilities, Software and/or Services listed in this Contract Supplement. To the extent the terms and conditions of the Agreement are in conflict with this Contract Supplement, the terms of this Contract Supplement shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

                      INCLUDED IN THIS CONTRACT SUPPLEMENT

Exhibit I                     Installation and Implementation Services

Exhibit II                    Hardware Configurations

Exhibit III                   Business Partner Special Provisions
                                III-A Accusoft

                                III-B BEA WebLogic

                                III-C First DataBank

                                III-D Oracle

                                III-E Snowbound

                                III-F Vignette

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

FACILITY LIST:

McKesson hereby grants to Customer a perpetual, non-exclusive, non-transferable license to use the Software listed below, and to utilize the First DataBank Drug Information Knowledge Software for use with McKesson's Horizon Clinical Infrastructure, Horizon Order Management and Horizon Expert Documentation Software solely on the Equipment at Customer's Data Center located at St. Luke's Medical Center, 1800 East Van Buren, Phoenix, Arizona 85006 solely for the benefit of persons and entities located at the Facilities listed in the table below. The parties acknowledge that, where a number of identified users is specified below, it represents a good faith estimate of the number of users of the software at the Facilities. In the event a different number is needed, the parties will work in good faith to appropriately amend the schedules and adjust the fees payable hereunder as necessary.

                                        # OF       CUSTOMER
            FACILITY                    BEDS        NUMBER                 ADDRESS              CITY           STATE          ZIP
            --------                    ----       --------                -------              ----           -----         -----
Davis Hospital & Medical Center         106         1008419          1600 West               Layton              UT          84041
                                                                     Antelope Drive

Jordan Valley Hospital                   50         1008479          3580 West 9000 South    West Jordan         UT          84088

*St. Luke's Medical Center              185         1008201          1800 East Van           Phoenix             AZ          85006
                                                                     Buren Street

Memorial Hospital of Tampa              148         1014673          2901 W Swann Avenue     Tampa               FL          33609-
                                                                                                                             4056

Town and Country Hospital               186         1014681          6001 Webb Road          Tampa               FL          33615

Park Place Medical Center               105         1007146          3050 39th Street        Port Arthur         TX          77642

Tempe St. Luke's Hospital               109         1008282          1500 South Mill         Tempe               AZ          85281
                                                                     Avenue

Mid-Jefferson Hospital                  120         1007096          Highway 365 &           Nederland           TX          77627
                                                                     27th Street

Southwestern General Hospital           144         1007248          7400 Barlite            San Antonio         TX          78224
                                                                     Boulevard

Salt Lake Regional Hospital             125         1008475          1050 East South         Salt Lake           UT          84102
                                                                     Temple                  City

Palms of Pasadena Hospital              201         1014606          5633 1st Avenue         St. Petersburg      FL          33707
                                                                     South

Pioneer Valley Hospital                 139         1008417          3460 Pioneer            Salt Lake           UT          84120-
                                                                     Parkway                 City                            2049

Mesa General Hospital Medical           118         1008092          515 N. Mesa Drive       Mesa                AZ          85201
Center

Odessa Regional Hospital                121         1025588          520 East Sixth          Odessa              TX          79760
                                                                     Street

Unknown facility (located in the        TBD             TBD          TBD                     TBD                 TBD         TBD
Pacific Time Zone with
approximately 198 beds) which
shall be determined after the
Contract Supplement Effective
Date (the "Unknown Facility")

* Location of Customer's Data Center

(NOTE: It is not necessary to list offices of physicians and other caregivers who have privileges at a health care facility identified above.)

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

3. Professional Services. Professional Services are set forth in Exhibit I attached hereto.

4. Business Partner Terms. Business Partner terms are set forth in Exhibit III attached hereto.

5. Development Software. Customer recognizes that, as of the Contract Supplement Effective Date, the Horizon Admin-RX Software is under development ("Development Software") and as such is unwarranted as to performance

---------------
(1) Equipment total does not include Post Warranty Annual Equipment Maintenance.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

         and functionality until such time as the Development Software becomes Generally Available. If and when the Development Software becomes Generally Available, Software Maintenance Services on commercially and generally offered terms and conditions shall be available from McKesson, together with functionality warranties to the Development Software's Documentation. Customer acknowledges that the Development Software may never become Generally Available.

6. Enabler Limitation. Unless otherwise provided in an Exhibit hereto, all Horizon(WP) Physician Portal modules and Horizon(WP) Foundation Software and related Third-Party Software (other than the Vignette Portal Server for Horizon(WP) provided to Customer pursuant to this Contract Supplement, may only be used in connection with McKesson web solutions built on the Horizon(WP) Foundation. Third-Party Software rights shall not operate to expand in any way Customer's license rights to McKesson Software.

7. Customer acknowledges that the Software releases listed on the Equipment configurations, as set forth in Exhibit II attached hereto, are for Equipment configuration purposes only and may represent future versions of the Software that Customer may receive, if and when available, as part of Software Maintenance Services.

[______]*

9. Implementation Services set forth on Exhibit 1 attached hereto for STAR, Pathways Contract Manager, EC2000, Pathways Healthcare Scheduling, Pathways Compliance Manager (previously licensed on Contract Supplement P9902292-1, dated February 28, 2000) and Horizon Surgical Manger (previously licensed on Contract Supplement P0207527, dated December 28, 2001) shall be used for the purposes of implementing such Software at the Unknown Facility.

[______]*


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

         McKesson reserves the right to charge annual Software Maintenance Services fees for additional Software licensed.

         Customer recognizes that, as of the Contract Supplement Effective Date, the Software listed above as Development Software is under development ("Development Software") and as such is unwarranted as to performance and functionality until such time as the Development Software becomes Generally Available. If and when the Development Software becomes Generally Available, Software Maintenance Services on commercially and generally offered terms and conditions shall be available from McKesson, together with functionality warranties to the Development Software's Documentation. Customer acknowledges that the Development Software may never become Generally Available.

         If and when the Development Software becomes Generally Available, Customer may license said software from McKesson upon execution of a new and separate Contract Supplement. Said software shall then be deemed "Software" as defined in the Agreement, and the terms and conditions of the Agreement shall govern its use. Customer acknowledges that additional fees may apply upon licensure of such Software, including without limitation, fees for Implementation Services, Software Maintenance Services, and Equipment.

11. The parties acknowledge and agree that the Equipment configuration set forth in this Contract Supplement has been sized by McKesson according to its best estimate so that Customer might fully utilize all functions and specifications described in this Agreement and in the Documentation describing the Software. The parties further acknowledge that, as of the Contract Supplement Effective Date, Customer has not provided McKesson with current Customer statistics for configuring and sizing the Equipment to be provided to Customer. In the event changes to the Equipment configuration become necessary in order for Customer to utilize the functions and specifications of the Software, such changes may result in additional fees charged to Customer and shall be made in the form of an addendum or amendment to this Contract Supplement, executed by the parties hereto. McKesson makes no warranties as to the performance of the Software on the Equipment.

12. In the event Customer is unable to obtain, on or before January 31, 2004, approval of this Contract Supplement by its Board of Directors, then Customer may terminate this Contract Supplement by notice given by Customer to McKesson not later than the close of business on January 31, 2004. In the event of termination pursuant to the terms of this Paragraph, neither party hereto shall have any further obligations hereunder, except that (i) McKesson shall refund to Customer all Software license fees paid by Customer through the date of termination and (ii) McKesson shall continue the installation of the STAR modules, Pathways Interface Manager, Pathways Contract Management and EC2000 Claims Administrator Software, for which Customer shall be responsible for payment to McKesson of said Implementation Services at the then-current time and materials rate. The parties hereby agree to enter into a separate agreement for the aforementioned services, in the event of termination pursuant to this Section 12.

         Notwithstanding the foregoing, McKesson shall begin performing the implementation and installation services set forth in this Contract Supplement upon the Contract Supplement Effective Date.

AUTHORIZATION: The pricing contained herein is valid until December 23, 2003

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

IASIS HEALTHCARE CORPORATION                 MCKESSON INFORMATION SOLUTIONS LLC

Signature: /s/ Sandra McRee                  Signature: /s/ Terry Snyder
          -----------------------------                ---------------------------------
Printed Name: Sandra McRee                   Printed Name: Terry Snyder
Title/Position: Chief Operating Officer      Title/Position: V.P.
Customer PO#:                                Date: 12/22/03
Date: 12-22-03

                           THANK YOU FOR YOUR BUSINESS
                   (PLEASE ATTACH CUSTOMER'S PURCHASE ORDER)

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


                  EXHIBIT I TO CONTRACT SUPPLEMENT NO. P0413775

                             IMPLEMENTATION SERVICES

                        FOR IASIS HEALTHCARE CORPORATION
                                DECEMBER 18, 2003

1.1 STATEMENT OF PROJECT SCOPE. McKesson shall provide the Implementation Services described in this Exhibit subject to the terms and conditions set forth below. McKesson shall commence delivery of the Implementation Services on a mutually agreeable date. Services outlined in this Exhibit will be provided during the forty-eight (48) month period following the Contract Supplement Effective Date at the fees set forth in this Exhibit. In the event of a project delay greater than 6 months on any milestone on the mutually agreed project timeline, additional services fees may be assessed. If the project is delayed solely as the result of the actions of McKesson, the Customer and McKesson will mutually revise this timeframe without an increase in the service fee.

1.2      DEFINITIONS.

         Implementation Services will be provided on a Fixed Fee or Time and Materials basis:

                  FIXED FEE - Fixed Fee means that the Implementation Services will be delivered by McKesson at a set price determined by McKesson taking into account the project scope, and the time and resources necessary to complete the project scope.

                  TIME AND MATERIALS FEES - [______]* Such hourly rate shall be valid for twelve (12) months from the Contract Supplement Effective Date or in accordance with the terms set forth in the Agreement, after which the McKesson current prevailing rate for that service level shall apply. McKesson may estimate the amount of hours and/or days necessary to provide the services; however, Customer will be responsible for the actual time spent by McKesson.

                  REMOTE - time spent working on Customer activities, while not on-site.

1.3 OUT OF POCKET EXPENSES. Reasonable out-of-pocket expenses incurred by McKesson in connection with the Services provided pursuant to this
         Exhibit including travel, lodging and living expenses, and other reasonable out-of- pocket direct expenses shall be billed to Customer by McKesson monthly.

1.4 OUT OF SCOPE PROJECTS. Additional services required as a result of Software release changes, modifications, improvements, or any other services, interfaces or conversions, or additional training or extending the mutually agreed project timeline, are beyond the scope of the Implementation Services defined in this Exhibit. In the event Customer requests any additional services, McKesson and Customer will determine the scope of additional services to be provided, and the terms and conditions (including fees to be paid) pursuant to which such additional services shall be provided by McKesson. Customer and McKesson will agree upon any modifications to the Implementation Services in writing.

1.5 DEFINITION OF PROJECT SCOPE. The Implementation Services are more expressly defined herein.

THE COMPLETE LIST OF SOFTWARE DEFINED IN THE FOLLOWING PRICING TABLES SHOULD BE THE SAME AS THE LIST INCLUDED HEREIN.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003
[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*
                                       17

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*
                                       28

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*
                                       30

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                             IMPLEMENTATION SERVICES

                            3.1 - SERVICEPATH LENGTH

The following table represents the ServicePath lengths of each product included in this Exhibit. Customer acknowledges that the full deployment of each product may extend beyond the lengths indicated in this Exhibit. The full deployment is the responsibility of Customer, unless Additional Service Offerings are purchased which provide for extended McKesson implementation services assistance.

                                   SERVICEPATH                                            SERVICEPATH LENGTH
------------------------------------------------------------------------------------------------------------
   STAR                                                                                       17 weeks
      Facility Add-On
      Receivables Workstation
   PATHWAYS
      Interface Manager
           Interface Manager Standard                                                         12 weeks
      Compliance Advisor                                                                      26 weeks
      Contract Management UB 92 (from attendance at the user education class)                 12 weeks
      Pathways Healthcare Scheduling - Level 1                                                24 weeks
   HORIZON
      Horizon(WP) Physician Portal                                                            12 weeks
      Horizon Clinical Documentation
           Horizon Admin-Rx - Full Implementation with Hand Helds                             24 weeks
           Horizon Care Alerts - Turnkey Services                                              8 weeks
           Horizon Care Record - Standalone                                                16 to 20 weeks
           Horizon Expert Documentation - Option 1                                            48 weeks
           Order Management                                                                   36 weeks
      Horizon Patient Folder
           HPF Standard Implementation                                                     36 to 48 weeks
      Horizon Business Folder                                                              24 to 36 weeks
      Horizon Surgical Manager                                                                24 weeks
   ELECTRONIC COMMERCE GROUP (EC2000)
      Eligibility Administrator - STAR                                                        30 days
------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*
                                       44

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


[______]*

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


                            CUSTOMER RESOURCE PROFILE

For all implementations, it is expected that Customer will assign a project/program manager, program sponsor. A description of Customer resource requirements is included in the following table.


     TITLE                      SKILLS AND KNOWLEDGE                        CUSTOMER ROLE / RESPONSIBILITIES
------------------------------------------------------------------------------------------------------------------
Project Sponsor         o  Excellent communication and                  o  Provides high-level business
                           interpersonal skills                            direction for the project
                        o  Power and ability to make                    o  Resolves conflict over policy
                           decisions                                       and project goals and objectives
                        o  Positive attitude                               of the Hospital team
                        o  Strong departmental                          o  Provides and approves initial
                           relationships                                   funding and resources for the
                        o  Understanding of project and                    project
                           organizational objectives                    o  Approves participation of
                        o  Understanding of technology                     members on the project team
                                                                        o  Evaluates the project at various
                                                                           points to ensure that good
                                                                           quality management practices are
                                                                           being followed
------------------------------------------------------------------------------------------------------------------
 Project / Program      o  Knowledge of PC's, Microsoft                 o  Review and provide input to all
 Manager                   Windows, Microsoft Office                       major program deliverables
                           Applications and MS Project.                    including: status reports,
                        o  Strong leadership skills.                       Executive Committee
                        o  Dedicated to the project.                       presentations, work plans,
                        o  Corporate decision-making                       training plan, testing plan,
                           authority.                                      go-live plan, issue database,
                        o  Excellent communication and                     and risk matrix.
                           organizational skills.                       o  Acquire the defined Customer
                        o  Program Manager work experience.                resources.
                        o  Ability to coordinate                        o  Drive and manage the
                           installation activities of                      decision-making process in a
                           multiple systems.                               timely manner.
                        o  Respect of hospital departments.             o  Coordinate activities across the
                        o  Demonstrated knowledge of                       project/program.
                           hospital policies, procedures                o  Participate in Executive
                           and operations.                                 Committee and program status
                        o  Familiarity with information                    meetings.
                           services department operations.              o  Gain appropriate departmental
                        o  Familiarity with change                         consensus during the
                           management.                                     implementation.
                                                                        o  Provide high-level business
                                                                           direction for the project.
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


                       STAR ADD-ON FACILITY IMPLEMENTATION

CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.

         CUSTOMER RESPONSIBILITIES              MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------
        PROJECT PLANNING/MONITORING:                   PROJECT PLANNING/MONITORING:
o  Select coordinators                          o  Develop, review and implement Project
o  Review and implement Project Work               Work Plan
   Plan in conjunction with McKesson            o  Manage and report on the project
   team                                            through monthly status reporting
o  Create/execute plans for installation        o  Conduct Installation Planning Session
   of any additional hardware                   o  Project Manager will meet with
o  Select peripheral locations :                   customer team to review project
   -  order hardware                               assumptions, installation schedule
   -  configure LAN                                and McKesson team assignments
   -  define devices on the software and        o  Create and manage project issues list
      network                                   o  Provide project charter defining
   -  install/test/maintain peripheral             scope in accordance with contract
      devices                                      terms
o  Select training/build locations. Set
   up training with appropriate devices
   and tools
o  Select Remote Location sites
o  Prepare facility site
o  Manage integration issues with
   non-McKesson systems
o  Develop departmental procedure manual
   plan
o  Conduct report utilization study
o  Order supplies
------------------------------------------------------------------------------------------
         SYSTEM DEVELOPMENT AND BUILD:                SYSTEM DEVELOPMENT AND BUILD:
o  Conduct department system review             o  Establish multi-facility environment
   sessions                                     o  Establish McKesson controlled
o  Define system security                          parameters
o  Provide information to develop/build         o  Provide file development consulting
   facility specific files                      o  Perform system build activities
o  Monitor and review file build for            o  McKesson to provide on-site
   additional facility                             consulting and build activities
o  Provide file build assistance                o  Conduct multi-facility review and
                                                   manage issues as identified
------------------------------------------------------------------------------------------
         FORMS/MENUS/LABELS:                           FORMS/MENUS/LABELS:
o  Review forms, menus and labels               o  Provide consulting as the forms
o  Design forms                                    relate to system functionality
o  Conduct forms vendor meeting                 o  Complete system forms/menus/label
o  Review forms draft                              changes as identified
o  Approve forms, menus, labels
o  Complete any forms/menus/label
   changes
o  Order forms
------------------------------------------------------------------------------------------
            SYSTEM TESTING:                                  SYSTEM TESTING:
o  Conduct pre-live testing audits              o  Design facility specific test plan
o  Install and test barcode equipment           o  Conduct and manage system testing
o  Develop/Test/Implement new department        o  McKesson to provide on-site testing
   procedures                                      activities
o  Provide testing support and review of
   testing results
------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


         CUSTOMER RESPONSIBILITIES              MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------
             EMPLOYEE TRAINING:                             EMPLOYEE TRAINING:
o  Develop master training plan                 o  Develop training documentation for
o  Schedule employee training                      system build
o  Complete preparation of training area        o  Perform train-the-trainer training
o  Incorporate process training in the
   system training documentation
o  Conduct facility staff training
------------------------------------------------------------------------------------------
    SYSTEM LIVE, POST LIVE & TRANSITION:            SYSTEM LIVE, POST LIVE & TRANSITION:
o  Assist McKesson with the preparation         o  Prepare LIVE plan in conjunction with
   of the LIVE Plan                                customer team
o  Attend and actively participate in           o  Conduct LIVE planning session
   the LIVE planning sessions                   o  Conduct Pre-LIVE audits
o  Provide LIVE and Post-LIVE support           o  Provide on-site LIVE support for four
   for process related issues                      days
o  Review and Approve transition                o  Provide Post-LIVE support for two
   documentation in conjunction with               weeks for STAR clinical applications
   McKesson resource team                       o  Provide Post-LIVE support for six
o  Attend transition meeting                       weeks for STAR financial applications
                                                o  Develop, Review and Approve
                                                   Transition Documentation in
                                                   conjunction with customer team
                                                o  Conduct transition meeting
------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


                      PATHWAYS INTERFACE MANAGER - STANDARD
                                   SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of personnel required to start a Standard ServicePath and implement Pathways Interface Manager.



         PERSONNEL                                          SKILLS AND KNOWLEDGE
------------------------------------------------------------------------------------------
 Pathways Interface Project                     o  Strong negotiation and communication
 Manager                                           skills
                                                o  Proven project management skills
------------------------------------------------------------------------------------------
 Interface Engineer                             o  Familiar with Health Level 7 (HL7)
                                                o  Knowledge of communication protocols
                                                o  Basic UNIX or NT utilities/commands
                                                   and system management skills
                                                o  Basic understanding of, and experience
                                                   with any programming language
------------------------------------------------------------------------------------------
 UNIX or NT System                              o  Operating System administration
 Administrator or                                  and/or operations expertise
 Operator
------------------------------------------------------------------------------------------



EDUCATION

PREREQUISITE:

CLI 100 is a prerequisite for CLI 801. Confirmation must be done to assure that all technical requirements for Distance Learning are met prior to registration for CLI 801.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.



         CUSTOMER RESPONSIBILITIES              MCKESSON RESPONSIBILITIES AND DELIVERABLE
------------------------------------------      -----------------------------------------
o  Establish resources according to             o  Establish McKesson Pathways Interface
   listed Customer Profile for Pathways            Manager project team
   Interface Manager
------------------------------------------      -----------------------------------------
o  Manage the implementation project            o  Provide project management activities
   through post-implementation                     related to:
   evaluations                                     -  Facilitation and coordination of
                                                      McKesson cross-business unit
                                                      activities and integration
                                                   -  Provide a single point of
                                                      contact/escalation for McKesson
                                                      issues relative to Interface
                                                      Manager
                                                   -  Routine conference calls to
                                                      address status, problem resolution
                                                      and other issues impacting the
                                                      success of the project
------------------------------------------      -----------------------------------------
o  Actively participate in the Pathways         o  Conduct Pathways Interface Manager
   Interface Manager Planning and                  implementation kick-off and
   Analysis meeting and activities                 participate in Planning and Analysis
                                                   meetings and activities
------------------------------------------      -----------------------------------------
o  Coordinate hardware installation.            o  Assist with the technical environment
o  Perform the technical environment               setup for Pathways Interface Manager
   setup.
------------------------------------------      -----------------------------------------
o  Attend and actively participate in           o  Deliver Pathways Interface Manager
   the Pathways Interface Manager                  education at a designated McKesson
   Customer Education sponsored at a               facility
   McKesson designated facility                 o  Deliver Tcl Programming for Pathways
o  Attend and actively participate in              Interface Manager through Distance
   the Tcl Programming for Pathways                Learning
   Interface Manager Customer Education
   by Distance Learning
------------------------------------------      -----------------------------------------
o  Execute implementation tasks and             o  Execute implementation tasks and
   activities outlined in the project              activities outlined in the project
   plan                                            plan for McKesson
------------------------------------------      -----------------------------------------
o  Develop a basic interface under the          o  Develop a basic interface
   mentoring of the McKesson Pathways           o  Mentor the customer in developing a
   Interface Manager Services Team                 basic interface
------------------------------------------      -----------------------------------------
o  Review outlined topics for future            o  Transfer knowledge to the customer in
   interface development                           interface development/support
                                                   techniques.
------------------------------------------      -----------------------------------------
o  Perform application, device and              o  Provide testing templates
   performance testing                          o  Assist with test preparation and
                                                   issue resolution
------------------------------------------      -----------------------------------------
o  Perform process and procedure                o  Assist with process and procedure
   definition                                      definition
------------------------------------------      -----------------------------------------
o  Perform operator training                    o  Remote operations "train the trainer"
                                                   session to prepare for go-live
------------------------------------------      -----------------------------------------
o  Provide support resources for                o  Provide seventy-two (72) consecutive
   productive use                                  hours of beeper support for
                                                   productive use for operations
------------------------------------------      -----------------------------------------
o  Position organization for transition         o  Organize and conduct the transition
   to support                                      to support
------------------------------------------      -----------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


                           PATHWAYS COMPLIANCE ADVISOR
                                   SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge and characteristics of personnel that are required by the customer to start a ServicePath and implement the Compliance Advisor product. This list includes both Project Team and Steering Team members. It is important to note that one (1) FTE may fulfill several roles.

All team members should have an understanding of the organization's commitment to Compliance initiatives.



          PERSONNEL                                                  SKILLS AND KNOWLEDGE
-----------------------------------------------------------------------------------------------------------------------
Steering Committee/                     o  Ability to provide product direction
Executive Sponsor                       o  Ability to guide the evolution of the system
(Compliance                             o  Ability to provide guidance on policy decisions
Officer)                                o  Assist in the resolution of escalated issues/policy issues
                                        o  Able to commit 5-10% to project
-----------------------------------------------------------------------------------------------------------------------
Project Manager                         o  Ability to manage and update project plan, previous project management experience
The typical project manager             o  Strong negotiation skills and interdepartmental relationships
may also either have an                 o  Knowledge of organizational policies and procedures
analyst, billing or systems             o  Understanding of current and emerging business practices
background.                             o  Able to commit 30-50% to project
-----------------------------------------------------------------------------------------------------------------------
Registration/Lab/Radiology              o  Previous system implementation experience
Department Expert(s)                    o  Knowledge of current order entry processes, Medicare expertise
                                        o  Able to provide direction to staff on workflow, patient relations
                                        o  Knowledge of compliance/coding guidelines
                                        o  Able to commit 30-50% to project
                                        o  Applicable if using PCA in the Pre-Service environment
-----------------------------------------------------------------------------------------------------------------------
Billing Department Expert               o  Previous system implementation experience
                                        o  Knowledge of current claims submission process, Medicare billing expertise
                                        o  Able to provide direction to billing staff on workflow
                                        o  Knowledge of compliance/coding guidelines
                                        o  Able to commit 30-50% to project
-----------------------------------------------------------------------------------------------------------------------
Medical Policy/Provider                 o  Previous system implementation experience preferred
Representative                          o  Provide guidance on policy decisions
(Medical Director)                      o  Ability to coordinate communications to providers
                                        o  Knowledge of current medical/Medicare policies
                                        o  Ability to make decisions in regards to policy changes. If does not possess decision making authority, has direct access to decision maker
                                        o  Ability to provide education to medical staff on impacts of product implementation
                                        o  Able to commit 20-30% to implementation project and 10-20% to the maintenance of the project
-----------------------------------------------------------------------------------------------------------------------
Education Expert                        o  Previous system implementation experience preferred
                                        o  Ability to coordinate and lead training efforts
                                        o  Knowledge of operational processes and procedures
                                        o  Understanding of the product and the interface developed for the
                                           Customer
                                        o  Excellent communication and interpersonal skills
                                        o  Ability to commit 20-30% to project and 5% to maintenance
-----------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003




          PERSONNEL                                                   SKILLS AND KNOWLEDGE
-----------------------------------------------------------------------------------------------------------------------
 Coding/Medical Records Expert          o  Knowledge of operational processes and procedures
                                        o  Knowledge of current medical/Medicare policies
                                        o  Knowledge of compliance/coding guidelines
                                        o  Able to commit 20-30% to implementation project and 10-20% to the maintenance of the project
-----------------------------------------------------------------------------------------------------------------------
 Systems Analyst                        o  Previous system implementation experience preferred
                                        o  Departmental/organizational knowledge
                                        o  Ability to gather information and translate business requirements into product configuration
                                        o  Ability to develop and coordinate test cases and document results
                                        o  Assist in the implementation design phases
                                        o  Ability to commit 20-30% to project
-----------------------------------------------------------------------------------------------------------------------
 System Administrator                   o  Knowledge of platform
                                        o  Knowledge of network infrastructure and desktop configuration
                                        o  Knowledge of Hardware environment
                                        o  Knowledge of data communications concepts and equipment
                                        o  Knowledge of how to research job failures and system errors; perform system backups, spool file management, and job scheduling
                                        o  Able to provide appropriate system access to the project team and end users
                                        o  Ability to commit 10-25% to project and 10% to maintenance
-----------------------------------------------------------------------------------------------------------------------
 Database Administrator                 o  Able to manage overall database administration
                                        o  Able to install and support SQL software
                                        o  Knowledge of database configuration and tuning principles
                                        o  Able to commit 20-30% to implementation project and 10-20% to the maintenance of the project
-----------------------------------------------------------------------------------------------------------------------
 Programmers (if customer               o  Knowledge of data fields and claims processing flow
 planning on developing                 o  Knowledge of platform and environment
 the interface)                         o  Troubleshooting skills
                                        o  Ability to commit 10-25% to project and 10% to maintenance
                                        o  Develop/modify internal programs
                                        o  Maintain interface
-----------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                     IMPLEMENTATION AND EDUCATION SERVICES:

As part of the Compliance Advisor ServicePath, McKesson provides on-site as well as remote assistance to customers in the implementation of the Compliance Advisor product. Education services consist of on-site education sessions in which attendees obtain hands on experience with the product(s).



                                     Post-
                                     Service
                                     Standard     Post-
                                     Interface    Service
                   Pre-     Pre-     (EC2000,     CFU
Implementation     Service  Service  PPM,         (McKesson    # of
Service            S/A      PHS      CS3000)      HIS)         Attendees   Recommended Attendees
------------------------------------------------------------------------------------------------------------------
Implementation     1 Day    1 Day    1 Day        2 Days       12          Executive Sponsor(s), Project Team,
Overview &                                                                 McKesson Implementation Services
Workshop                                                                   Consultant, McKesson Project
                                                                           Manager
------------------------------------------------------------------------------------------------------------------
Anticipated        3 Mos.   4 Mos.   4 Mos.       6 Mos.       3-6         Project Team, McKesson
Project                                                                    Implementation Services
Duration                                                                   Consultant, McKesson Project
                                                                           Manager
------------------------------------------------------------------------------------------------------------------
Interface          N/A      2 Days   1 Day        2 Days       6           Project Team, McKesson
Analysis,                                                                  Implementation Services
Configuration &                                                            Consultant
Consulting
------------------------------------------------------------------------------------------------------------------
Workflow           1 Day    1 Day    1 Day        1 Day        6           Project Team, McKesson
Analysis and                                                               Project Manager
Review
------------------------------------------------------------------------------------------------------------------
Installation       Up to    Up to    Up to        Up to        1-2         Customer Technical Contact, McKesson
Support            8        8        8            8                        Support Center
                   Hours    Hours    Hours        Hours
------------------------------------------------------------------------------------------------------------------
Education
Sessions
------------------------------------------------------------------------------------------------------------------
PCA                2 hrs.   2 hrs.   N/A          N/A          6-8         Project Team, McKesson
Pre-Service                                                                Education Consultant
User
Application
(Train the
Trainer)
------------------------------------------------------------------------------------------------------------------
PCA                N/A      N/A      2hrs.        2 hrs.       6-8         Project Team, McKesson
Post-Service                                                               Education Consultant
User
Application
(Train the
Trainer)
------------------------------------------------------------------------------------------------------------------
LMRP               2 hrs.   2 hrs.   2 hrs.       2 hrs.       3-6         Database Review Team, McKesson
Database                                                                   Implementation Services
Overview                                                                   Consultant, McKesson Project
                                                                           Manager
------------------------------------------------------------------------------------------------------------------
Application        1/2      1/2      1/2 Day      1/2 Day      3-6         Project Manager, Clinical
Configuration/     Day      Day                                            Lead/Compliance Supervisor, McKesson
Customization                                                              Education Consultant
Overview
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.



       CUSTOMER RESPONSIBILITIES                MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------
o  Establish Project Team identifying           o   Establish McKesson Project team
   resources according to customer
   profile
------------------------------------------      ------------------------------------------
o  Manage the implementation project and        o  Provide project management activities
   project plan through                            related to:
   post-implementation evaluation                  -  facilitation and coordination of
                                                      McKesson cross business unit
                                                      activities and integration
                                                   -  provide a single point of
                                                      contact/escalation for McKesson
                                                      issues
                                                   -  participate in routine conference
                                                      calls and address status, problem
                                                      resolution and other issues
                                                      impacting project
------------------------------------------      ------------------------------------------
o  Actively participate in the                  o  Conduct Implementation
   implementation assessment and all               Survey/Assessment, participate in
   planning and analysis meetings and              planning and analysis activities,
   activities                                      provide recommendations for overall
                                                   project set-up and definition
------------------------------------------      ------------------------------------------
o  Coordinate hardware and software             o  Assist with the Technical set-up via
   installation activities to set up the           phone support
   technical environment
------------------------------------------      ------------------------------------------
o  Coordinate and attend education              o  Provide Compliance Advisor education
   sessions provided at customer                   sessions at customer facility
   facility
------------------------------------------      ------------------------------------------
o  Execute implementation tasks and             o  Provide assistance while customer
   activities as defined in project plan           performing implementation tasks,
   and implementation planning materials           monitor project status and assist
                                                   with issue resolution
------------------------------------------      ------------------------------------------
o  Perform application/system testing           o  Provide support via phone during
                                                   application testing
------------------------------------------      ------------------------------------------
o  Define and test                              o  Assist with identifying processes
   process/policy/procedure                        that need to be defined
------------------------------------------      ------------------------------------------
o  Define and perform end user education        o  Provide assistance to project team if
   as needed                                       needed
------------------------------------------      ------------------------------------------
o  Provide support resources for                o  Provide thirty (30) days of
   productive use                                  post-implementation support prior to
                                                   transition of support center
------------------------------------------      ------------------------------------------
o  Position organization for transition         o  Organize and conduct transition to
   to support                                      support
------------------------------------------      ------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                      Pathways Contract Management - UB 92
                                   ServicePath

 DESCRIPTION

o Pathways Contract Management ServicePath is an integrated module of learning that provides knowledge, skills and tools enabling customers to implement Pathways Contract Management. The backbone of the ServicePath employs the use of a project plan that integrates product knowledge, usage and management; implementation services; and tools and is divided into seven major phases.

 OBJECTIVES

Upon successful completion of the Pathways Contract Management ServicePath, the attendee should be able to:

o Given documentation, install application software, and perform required system maintenance.

o Describe the features and functions of Pathways Contract Management.

o Document current patient accounting process and required contract terms.

o        Given Pathways Contract Management, be able to

         -        define contracts to the system.

         -        manage and maintain contracts in the system.

         -        perform revenue modeling

         -        track expected reimbursements and monitor variances

o        Maintain and troubleshoot Pathways Contract Management.

BENEFITS

o        The ServicePath allows the customer to:

         -        gain service independence

         -        maximize resource utilization

         -        increase product ownership

         -        reduce implementation service costs

         -        improve implementation readiness

LENGTH

o The length of the Pathways Contract Management ServicePath from Project Start Date to the Post Live Audit/Transition to Support is 4 months (16 weeks). Go Live is accomplished in 3 months (12 weeks) with the completion of the ServicePath 4 weeks later at the Post Live Audit. The Customer Education Phase is not included in this ServicePath; it is assumed in-house expertise will be utilized.

o During the Process, Product Design & Build Phase, McKesson will conduct a two-day site visit. The purpose of this visit is to evaluate the customer's Go Live readiness. McKesson will provide a second two-day site visit 30 days after go live. The purpose of this visit is to conduct a Post Live Audit and transition the account to support.

o These two visits must be completed during the ServicePath which will conclude 30 days after Go Live.


           DESCRIPTION                                WORK DAYS AND LOCATION
-------------------------------------------------------------------------------
Remote installation of the software            .5 day at McKesson location with
                                               customer assistance
-------------------------------------------------------------------------------
 Customer Education Phase:

     (1)  User Education Class                 4.5 days at a McKesson location
     (2)  Technical Education Class            1.5 days at a McKesson location
-------------------------------------------------------------------------------
 Pre-Go Live Assessment                        2 days at customer site
-------------------------------------------------------------------------------
 Telephone Support                             3 days
-------------------------------------------------------------------------------
 Completion of Go Live Checklist               .5 days
-------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003




--------------------------------------------------------------------------------
 Post Live Audit & Transition to Support         2 days at customer site
--------------------------------------------------------------------------------
 Total Days                                       14 days
--------------------------------------------------------------------------------

NOTE: ServicePath length does not reflect the total length of time involved in completing the implementation process. Implementation completion is a customer-driven initiative based on Customer's managed care activity, resource allocation and organizational requirements.

         The Service Fees are valid for 12 months from project start. Implementations continuing past 12 months are subject to additional service fees.

AUDIENCE AND ATTENDEES

The following education sessions are not included; it is assumed in-house expertise will be utilized during the project.

User Education Class (for up to 3 attendees):

The audience should include up to three (3)* attendees responsible for Pathways Contract Management implementation, project management and product expertise. They should collectively possess the following:

o Two (2) attendees with understanding of their organization's patient accounting processes and managed care contracts

o One (1) attendee with project management experience or focus within a previous product Implementation

*More than 3 attendees can attend class at an additional cost per person.

Technical Education Class (for up to two attendees):

The audience should include up to two (2) attendees who are responsible for Pathways Contract Management installation and technical support. These individuals should collectively possess the following:

o        Minimum of one (1) year of network administration experience

o        Minimum of one (1) year experience of Windows support

Contract Supplement                               IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                           Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                       Contract No. P0413775
                                                             DECEMBER 19, 2003

PREREQUISITES

Prior to attending the ServicePath the attendees are responsible for ensuring the:

o required Pathways Contract Management hardware has been ordered and installed on-site.

o NT INSTALLED PER DISK SPACE CONFIGURATION IN THE CONTRACT MANAGEMENT INSTALLATION GUIDE.

o        REMOTE ACCESS INSTALLED**

o required Pathways Contract Management software has been installed via remote or onsite installation.

**McKesson provides remote support only through modem or McKesson CareBridge connectivity using PC Anywhere for Windows (latest version).

TOOLS

McKesson will provide the ServicePath attendees the following implementation tools:

o        implementation project plan

o        kick-off agenda

o        contract analysis workbook and worksheet(s)

o        policy & procedure review/update process

o        pre-go live checklist

KNOWLEDGE TRANSFER

To facilitate the transfer of knowledge the following will be used:

o        ServicePath instruction, direction and advisement

o        documentation

o        hands-on labs

o        attendee interaction/teaming

o        site-specific assignments

CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists customer and McKesson responsibilities:


                  CUSTOMER RESPONSIBILITIES                    MCKESSON RESPONSIBILITIES AND DELIVERABLES
--------------------------------------------------------------------------------------------------------------------
o        Identify Executive Sponsor                            o     Deliver education in the ServicePath.

o        Meet or exceed ServicePath pre-requisites.            o     Build a site-specific work plan.

o        Attend and actively participate in the classes        o     Conduct two on-site visits.

         sponsored at a McKesson designated facility.          o     Provide 24 hours of consultation for direction
                                                                     and advisement on assigned site-specific tasks.

o        Complete assigned site-specific tasks as outlined
         in the implementation project plan.
--------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                            ELECTRONIC COMMERCE 2000
                                   SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of Customer's personnel required to start a ServicePath and implement Electronic Commerce 2000.

          PERSONNEL                                    SKILLS/KNOWLEDGE
------------------------------------------------------------------------------------------
Project Manager                            o   Strong negotiation and communication skills
                                           o   Proven project management skills
------------------------------------------------------------------------------------------
Database Administrator                     o   Microsoft SQL Server
------------------------------------------------------------------------------------------
Application Team Leader                    o   Knowledge of core, downstream and HIS
                                               systems
                                           o   Supervisory qualifications
------------------------------------------------------------------------------------------
Billing Coordinator's                      o   Knowledge of billing requirements
                                           o   Basic to advanced insurance requirements
------------------------------------------------------------------------------------------
Network Administrator                      o   Windows NT system administration and
                                               operations expertise
------------------------------------------------------------------------------------------

EDUCATION

The following table defines the education deliverables provided during the ServicePath Customer education phase at a McKesson facility:


     DELIVERABLES                 FOCUS/GOALS             LENGTH         ATTENDEES BY PROFILE
---------------------------------------------------------------------------------------------------
Form Building            o   Build insurance forms       2-3 days      o   Billing coordinator
                                                                       o   Business Office manager
---------------------------------------------------------------------------------------------------
ECG Clearinghouse        o   Understanding ECG reports   .5 days       o   Billing coordinator
reporting                                                              o   Business Office manager
---------------------------------------------------------------------------------------------------

CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.


              CUSTOMER RESPONSIBILITIES                        MCKESSON RESPONSIBILITIES AND DELIVERABLES
-----------------------------------------------------------------------------------------------------------------
o    Establish resources according to listed               o   Establish McKesson - ECG EC2000 project team
     Customer Profile for EC2000 Claims Administrator
------------------------------------------------------------------------------------------------------------------
o    Manage the implementation project through             o   Provide project management activities related to:
     post-implementation evaluations

                                                               -    Facilitation and coordination of McKesson
                                                                    cross-business unit activities and integration

                                                               -    Provide a single point of contact/escalation
                                                                    for McKesson issues

                                                               -    Routine conference calls to address status,
                                                                    problem resolution and other issues impacting
                                                                    the success of the project
------------------------------------------------------------------------------------------------------------------
o   Actively participate in the Assessment and all         o   Conduct EC2000 Assessment and Planning and
    Planning and Analysis meeting and activities               Analysis education and project activities
------------------------------------------------------------------------------------------------------------------
o   Coordinate hardware installation and perform           o   Assist with the technical environment setup for
    the technical environment setup                            EC2000 Server
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

              CUSTOMER RESPONSIBILITIES                        MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------------------------------
 o    Execute implementation tasks and activities        o    Execute implementation tasks and activities
      outlined in the project plan                            outlined in the project plan for McKesson
------------------------------------------------------------------------------------------------------------------
 o    Perform application, device and performance        o    Provide testing templates and assist with test
      testing                                                 preparation and issue resolution
------------------------------------------------------------------------------------------------------------------
 o    Perform process and policy and procedure           o    Educate on and assist with process definition
      definition
------------------------------------------------------------------------------------------------------------------
 o    Provide support resources for Live Date            o    Provide five to ten (5-10) business days of
                                                              on-site support for Live Date and/or office staff
------------------------------------------------------------------------------------------------------------------
 o   Position organization for transition to support     o    Organize and conduct the transition to support
------------------------------------------------------------------------------------------------------------------
 o   Perform maintenance for non McKesson forms
------------------------------------------------------------------------------------------------------------------

 Contract Supplement                              IASIS Healthcare Corporation
 PROPRIETARY AND CONFIDENTIAL TO                          Customer No. 1002842
 MCKESSON INFORMATION SOLUTIONS LLC                      Contract No. P0413775
                                                             DECEMBER 19, 2003

                           EC2000 CLAIMS ADMINISTRATOR
                                   SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of personnel required to start a ServicePath and implement EC2000 Claims Administrator.

           PERSONNEL                          SKILLS/KNOWLEDGE
-----------------------------------------------------------------------------------------------------
Database Administrator (DBA)               Trained on Microsoft SQL Server.
-----------------------------------------------------------------------------------------------------
System Administrator (NT                   Windows NT system administration & operations expertise
Admin)
-----------------------------------------------------------------------------------------------------
Project Manager                            Strong negotiation & communication skills
                                           Proven project management skills
-----------------------------------------------------------------------------------------------------
Application Team Leader                    Knowledge of core, downstream, and HIS systems
                                           Supervisory qualifications
-----------------------------------------------------------------------------------------------------
Billing Coordinator or Super User          Knowledge of billing requirements-basic to advanced
-----------------------------------------------------------------------------------------------------
 Biller (s)                                Specialized payer billing knowledge/experience
-----------------------------------------------------------------------------------------------------
 IS\Operations                             Knowledge of daily HIS system routines and jobs
-----------------------------------------------------------------------------------------------------
 Security Officer                          Knowledge of HIPAA regulations, facility's security
-----------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              December 19, 2003

CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.

              CUSTOMER RESPONSIBILITIES                            MCKESSON RESPONSIBILITIES AND DELIVERABLES
---------------------------------------------------------------------------------------------------------------------------
o     Establish resources according to listed Customer          o     Establish EC2000 project team.
      Profile for EC2000 Claims Administrator
---------------------------------------------------------------------------------------------------------------------------
o     Manage the implementation project through                 o     Provide project management activities related to:
      post-implementation evaluations.                                -    Facilitation and coordination of McKesson
                                                                           cross-business unit activities and integration.
                                                                      -    Provide a single point of contact/escalation
                                                                           for McKesson issues.
                                                                      -    Routine conference calls to address status,
                                                                           problem resolution and other issues impacting
                                                                           the success of the project.
---------------------------------------------------------------------------------------------------------------------------
o     Actively participate in the Assessment              o     Conduct EC2000 Assessment and Planning and
      and all Planning and Analysis meeting and                 Analysis education and project activities.
      activities.
---------------------------------------------------------------------------------------------------------------------------
o     Coordinate hardware installation and                o     Assist with the technical environment setup for
      perform the technical environment setup.                  EC2000 Server.
---------------------------------------------------------------------------------------------------------------------------
o     Execute implementation tasks and activities         o     Execute implementation tasks and activities
      outlined in the project plan.                             outlined in the project plan for McKesson.
---------------------------------------------------------------------------------------------------------------------------
o     Perform application, device and performance         o     Provide testing templates and assist with test
      testing.                                                  preparation and issue resolution.
---------------------------------------------------------------------------------------------------------------------------
o     Perform process and policy and procedure            o     Educate on and assist with process definition.
      definition.
---------------------------------------------------------------------------------------------------------------------------
o     Provide support resources for productive use.       o     Provide 15-20 business days of support for productive use
                                                                prior to transition to Claims Administrator Support.
---------------------------------------------------------------------------------------------------------------------------
o     Position organization for transition to support.    o     Organize and conduct the transition to support.
---------------------------------------------------------------------------------------------------------------------------
o     Perform maintenance for non McKesson forms          o
---------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                             DECEMBER 19, 2003

                    PATHWAYS HEALTHCARE SCHEDULING - LEVEL 1
                                   SERVICEPATH

SERVICEPATH DELIVERABLES

The Pathways Healthcare Scheduling ServicePath deliverables by phase are:

            PHASE                                          DELIVERABLES
------------------------------------------------------------------------------------------------------
 1.   Planning and Analysis      o   McKesson Project Management
                                 o   Implementation kickoff
                                 o   Project plan template
                                 o   Planning meeting
                                 o   Project Launch and Education Strategies meeting
                                 o   Project plan development guidance
                                 o   Application Implementation Guide
                                 o   Strategic/Tactical consideration assistance
                                 o   Hardware capacity and infrastructure planning assistance
                                 o   Deliver interface documentation
                                 o   Integration Planning document
                                 o   Deliver product documentation
                                 o   Verification of PHS Components and Communications
------------------------------------------------------------------------------------------------------
2.    Technical Setup            o   PHS Software installation and setup
                                     -  Database
                                     -  Scheduling Engine
                                     -  Interface Gateway
                                     -  Workstation configuration
                                 o   Technical Implementation Guide
------------------------------------------------------------------------------------------------------
3.    Customer Education         o   Scheduling Training course
                                 o   Windows Client Server Administration course
                                 o   Windows Client Server Administration with Pathways Healthcare
                                     Scheduling course
                                 o   Database Structures for Report Writing course
------------------------------------------------------------------------------------------------------
 4.   Process and Product        o   Database Building I consulting session
      Design  and Build          o   Database Building II consulting session
                                 o   Implementation and technical support and guidance during:
                                     -  Process and workflow definition
                                     -  Data gathering
                                     -  Database building
                                     -  Reporting needs definition
                                     -  Resource coordination
                                     -  User support definition
                                     -  Routine maintenance and disaster recovery planning
                                     -  Development of user training
------------------------------------------------------------------------------------------------------
 5.   Process and Product Test   o   Assist with test bulk load of patient demographics (if required)
                                 o   Application "stress" testing template
                                 o   Interface testing template
------------------------------------------------------------------------------------------------------
 6.    User Training and         o   Productive use project plan template
       Productive Use Planning
------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


            PHASE                                                   DELIVERABLES
------------------------------------------------------------------------------------------------------------------
7.   Productive Use and                         o    Monitor final bulk load of patient demographics (if required)
     Transition to Support                      o    On site and remote productive use support
                                                o    Structured transition to support
                                                o    Post live audit
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

SERVICEPATH LENGTH

The overall length of the Pathways Healthcare Scheduling ServicePath is up to 6 months from the project launch session through the productive use phase. The ServicePath is complete 3 weeks after first phase productive use, or 6 months from the project launch session, whichever comes first.

*NOTE: The ServicePath length does not reflect the total length of time involved in completing the deployment process throughout the enterprise. Deployment completion is a customer driven initiative based on resource allocation and/or organizational requirements.

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of personnel required to start a ServicePath and implement Pathways Healthcare Scheduling.


       PERSONNEL                  SKILLS/KNOWLEDGE                                 CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------------------
PHS Project              o   Knowledge of PCs and MS             o   Provide overall management of the Scheduling
Manager                      Windows                                 implementation
                         o   Project management skills,          o   Act as a liaison with McKesson and project team
                             principles and practices                members
FTE                      o   System implementation               o   Manage integration issues at all levels
0.50-1.0                     experience recommended              o   Assign implementation tasks
                         o   Knowledge of organization's         o   Manage time lines
                             business needs                      o   Resolve issues
                         o   Clinical and Information            o   Develop policies and procedures for enterprise
                             Systems background recommended          integration
                         o   Ability to commit full-time through o   Produce documentation
                             the beginning stages of the         o   Basic understanding of client/server systems
                             implementation process              o   Responsible for continued rollout effort of PHS
                                                                     to other resource units/facilities
-----------------------------------------------------------------------------------------------------------------------

PHS Application          o   Knowledge of PCs and MS             o   Provide on-going first-level application support
Administrator                Windows                             o   On-going maintenance of application (i.e. tables,
                         o   Knowledge of organization's             practitioners, procedures, scheduling features, etc.)
                             business needs                      o   Help to develop policies and procedures for adding
FTE                      o   Knowledge of organization,              and/or editing database information
0.50-1.0                     enterprise and scheduling           o   Assist with quality assurance process
                             methodologies                       o   Manage application security
                         o   Negotiating skills
-----------------------------------------------------------------------------------------------------------------------
PHS Resource Unit        o   Knowledge of PCs and MS             o   Perform database creation and entry
Expert(s)                    Windows                             o   Provide information on resource unit scheduling
                         o   Strong departmental background          requirements
                         o   Strong communication and            o   Identify and communicate Resource Unit specific
FTE 0.50 (per                interpersonal skills                    reporting needs
scheduling unit)         o   Ability to teach others and exhibit o   Gather necessary data to build the database
                             patience, understanding, and        o   Demonstrate/promote the system to other users
                             troubleshooting skills              o   Provide support to other resource unit users
                         o   Knowledge of organization and       o   Supply information to assist with quality assurance
                             enterprise                              process
                         o   Negotiating skills                  o   Supply industry regulation information
-----------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


     PERSONNEL                       SKILLS/KNOWLEDGE                                     CHARACTERISTICS
-------------------------------------------------------------------------------------------------------------------------------
Training Expert(s)       o   Knowledge of PCs and MS                    o     Coordinate the availability of a training facility
                             Windows                                    o     Plan and execute Microsoft Windows training as
                         o   Skilled in instructional design from             needed
FTE                          needs assessment to course                 o     Plan and execute Pathways Healthcare Scheduling
0.40                         development                                      training
                         o   Skilled in training delivery               o     Plan and execute Advanced System Functions
                         o   Ability to disseminate                           training
                             knowledge about systems to all
                             users in the enterprise
-----------------------------------------------------------------------------------------------------------------------------
Network                  o   Knowledge of PCs, MS Windows               o    Install and maintain operating systems on both client
Administrator                and desktop operating systems                   and server
                         o   Knowledge of networks,                     o    Supervise network cabling
                             communication protocols, and               o    Install printers and drivers to accommodate printing
FTE                          Windows NT Server                               needs
0.20                     o   Understanding of network                   o    Ensure sustained connection of workstations to
                             infrastructure and hardware                     system servers
                         o   Troubleshooting/problem                    o    Manage network security
                             solving skills                             o    Provide network and hardware support
                         o   Ability to supervise the                   o    Provide third-party software support
                             enterprise's overall networks.
-----------------------------------------------------------------------------------------------------------------------------
Technical Project        o   Knowledge of PCs and MS                    o   Acts as primary technical contact with McKesson
Manager                      Windows and desktop operating                  team
                             systems                                    o   Understand Structured Query Language (SQL)
                         o   Troubleshooting/problem solving            o   Understand SQL server configuration and install
FTE                          skills                                         process
0.25 - 0.75              o   Database Administration                    o   Understand Pathways Healthcare Scheduling and
                             knowledge                                      database utilities
                         o   Technical background                       o   Perform routine verification of database to ensure
                         o   Sybase or MS SQL knowledge                     consistency
                         o   Thorough understanding of                  o   Perform periodic and on-going database maintenance
                             client/server system                           and administration
                                                                        o   Ensure that back-up and disaster recovery
                                                                            procedures are in place and manage SQL security
                                                                        o   Monitor system performance and make improvements
                                                                        o   Install PHS workstation software
                                                                        o   Coordinate system upgrades
-----------------------------------------------------------------------------------------------------------------------------
Report Writer Expert     o   Knowledge of PCs and MS                    o   Develop third-party report writing process
                             Windows                                    o   Work with users to determine enterprise reporting
                         o   Troubleshooting/problem solving                needs
 FTE                         skills                                     o   Understand usage of SQL to produce reports
 0.20                    o   Knowledge of SQL report writer             o   Learn Pathways Healthcare Scheduling database
                                                                            structure
                                                                        o   Use third-party SQL report writer to develop
                                                                            reports for internal distribution
-----------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

     PERSONNEL                   SKILLS/KNOWLEDGE                           CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------
 Interface              o   Knowledge of PCs, and MS           o    Understand the enterprise's existing
 Administrator              Windows, and desktop operating          information systems
                            systems                            o    Understand network technologies
                        o   Troubleshooting/problem            o    Assess enterprise's interface needs
                            solving skills
 FTE                    o   Understanding of HL7               o    Communicate with McKesson concerning interface
 0.20                       Interface standards and                 requirements
                            guidelines.                        o    Establish data mapping where necessary
                                                               o    Supervise internal interface projects that
                                                                    relate to Pathways Healthcare Scheduling
                                                               o    Ensure accuracy of interface connectivity
                                                               o    Verify integrity of interface data
                                                               o    Test data transfer
                                                               o    Support interface in production environment
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              December 19, 2003

CONSULTING SERVICES

The following table defines the Pathways Healthcare Scheduling Level 1 consulting service deliverables included in the ServicePath.

     DELIVERABLES                        FOCUS/GOALS                         LENGTH               ATTENDEES BY PROFILE*
--------------------------------------------------------------------------------------------------------------------------------
Database Building I        o    Begin foundational build of database         4 days           o   Project Manager
Session                    o    Finalize enterprise wide naming              McKesson         o   Resource Unit Expert(s)
                                conventions                                  Roseville        o   Key Users
                           o    Organize and build resources                 Office           o   Training Expert
                                (pools)
                           o    Continually monitor accuracy of
                                database build                                                Prerequisite: PHS Scheduling
                           o    Evaluate anticipated scheduling                               Training
                                scenarios
                           o    Review Database Building II
                                preparation requirements
--------------------------------------------------------------------------------------------------------------------------------
 Database Building II      o   Begin enhanced build of database              3 days           o   Project Manager
 Session                   o   Discussion regarding visit                    Customer         o   Resource Unit Expert(s)
                               management using the PHS Visit                education        o   Key Users
                               window                                        facility             Training Expert
                           o   Identify responsibilities to
                               maintain system                                                Prerequisite: Database Building I
                           o   Discuss down-time processes                                    Session
--------------------------------------------------------------------------------------------------------------------------------
First Productive Use       o   Provide on site first productive use          Up to 2          o   Project Team
Assistance                    support                                        days
                                                                             Customer         Prerequisite: Travel and on site
                                                                             location         assistance to take place Monday
                                                                                              through Friday
--------------------------------------------------------------------------------------------------------------------------------
Post Live Audit            o   Provide remote technical assistance           Up to 2          o   Technical Project Manager
                               to evaluate system configuration              days             o   Application Administrator
Project Closure            o   Provide remote technical assistance           Customer         o   End Users
Meeting                        to confirm accurate database                  location
                               maintenance and back ups                                       Prerequisite: Scheduling with PHS
                           o   Observe users in work environment                              for 6 months
                               to evaluate application usage                                  Service to expire if not used within
                           o   Provide users with hints and                                   12 months of first productive user
                               shortcuts to enhance scheduling efficiency
                           o   Conduct review of database build and
                               scheduling processes for maximum
                               efficiency
                           o   Provide written document
                               summarizing audit results
--------------------------------------------------------------------------------------------------------------------------------

Note: If additional attendees are purchased for Scheduling Training, the same individuals may also attend the Database Building sessions.

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.


                         PHASE 1 - PLANNING AND ANALYSIS

              CUSTOMER RESPONSIBILITIES                                    MCKESSON RESPONSIBILITIES AND DELIVERABLES
--------------------------------------------------------------------------------------------------------------------------------
o    Participate Scheduling actively in the Pathways                       o     Establish McKesson Pathways Healthcare
     Healthcare Scheduling site assessment and all planning                      project team
     and analysis meetings and activities                                  o     Provide project management activities related to:
o    Designate resources according to listed Customer                           -  Facilitation and coordination of McKesson cross-
     Profile for Pathways Healthcare Scheduling                                    functional activities
o    Manage the implementation project through enterprise                       -  Provide 'single point of contact' for product
     rollout completion                                                            specific implementation issues
o    Complete capacity planning worksheet                                       -  Coordinate routine conference calls to address
o    Develop project plan with assistance from McKesson                            status, problem resolution and other issues
o    Develop overall training plan                                                 affecting the success of the project
o    Identify user support needs                                          o     Conduct:
o    Develop Infrastructure plan and order hardware                             -  Site assessment
                                                                                -  Kick-off call
                                                                                -  Planning and analysis assistance
                                                                                -  Planning meeting
                                                                                -  Project Launch Workshop
                                                                                -  Education Strategies Meeting
--------------------------------------------------------------------------------------------------------------------------------

                            PHASE 2 - TECHNICAL SETUP

               CUSTOMER RESPONSIBILITIES                        MCKESSON RESPONSIBILITIES AND DELIVERABLES
--------------------------------------------------------------------------------------------------------------------------------
o    Perform technical environment installation and                       o     Consult on the technical environment setup for
     setup:                                                                     Pathways Healthcare Scheduling
     -    Server operating system installation                            o     Perform Pathways Healthcare Scheduling software
     -    Drive configuration                                                   installation and setup:
     -    Network communications                                                -  Sybase or MS SQL database
     -    Sybase or MS SQL software installation                                -  Scheduling engine
o    Work with McKesson to install Pathways Healthcare                          -  Interface gateway
     Scheduling software components                                             -  Workstation configuration
                                                                          o     Verify Pathways Healthcare Scheduling components
                                                                                and communications
--------------------------------------------------------------------------------------------------------------------------------


                          PHASE 3 - CUSTOMER EDUCATION

              CUSTOMER RESPONSIBILITIES                        MCKESSON RESPONSIBILITIES AND DELIVERABLES
--------------------------------------------------------------------------------------------------------------------------------
o    Attend and actively participate in the Pathways                      o     Deliver Pathways Healthcare Scheduling education.
     Healthcare Scheduling education at an McKesson                             -  Scheduling training
     facility and at customer site                                              -  Windows Client Server Administration
o    Attend required 'Third Party' training:                                    -  Windows Client Server Administration with
     -    Sybase: Introduction, FastTrack, and    System                           Pathways Healthcare Scheduling
        Administrator or MS SQL class                                           -  Database Structures for Report Writing
     -    Operating System (server/desktop)                                        training
     -    Report Writer
--------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                 PHASE 4 - PROCESS AND PRODUCT DESIGN AND BUILD

             CUSTOMER RESPONSIBILITIES                                   MCKESSON RESPONSIBILITIES AND DELIVERABLES
---------------------------------------------------------------------------------------------------------------------------------
o    Execute customer implementation tasks and                    o   Execute implementation tasks and activities outlined in the
     activities as outlined in the project plan                       project plan for McKesson/PHS
o    Perform data gathering activities                            o   Deliver Database Building I and II consulting sessions
o    Develop application test plans                               o   Consult on data gathering and database building issues
o    Attend Database Building I and II consulting                 o   Consult on data structure issues for customer's custom
     sessions                                                         report writing
o    Complete database building and testing                       o   Provides test plan template
o    Define reporting needs:                                      o   Consult on user and technical support policies and
     -    Develop all custom reports                                  procedures
     -    Ongoing report maintenance                              o   Consult on development of user training plan
o    Develop user support procedures
o    Develop technical support procedures
o    Perform process, policy and procedure definition
o    Develop user training
---------------------------------------------------------------------------------------------------------------------------------

                       PHASE 5 - PROCESS AND PRODUCT TEST


          CUSTOMER RESPONSIBILITIES                                    MCKESSON RESPONSIBILITIES AND DELIVERABLES
---------------------------------------------------------------------------------------------------------------------------------
o    Conduct initial stress testing, record response times        o   Assist with test bulk load of patient demographics (if
     and error messages, repeat stress testing (as                    required)
     needed)                                                      o   Remote assistance with application testing and issue
     -   Verify functionality of PHS components,                      resolution
         features, and communications                             o   Remote quality assurance review of database
         (connectivity)
     -   Load test system                                         o   Remote assistance with system feature, function, and
o    Test workflow procedures                                         stress testing
o    Test technical procedures and processes
o    Test scheduling procedures for accuracy
o    Assist in the execution of project plan tasks
o    Assist in the management of the project plan
o    Identify and resolve process and procedural issues
o    Test user support procedures
o    Conduct application, device and performance testing
---------------------------------------------------------------------------------------------------------------------------------

               PHASE 6 - USER TRAINING AND PRODUCTIVE USE PLANNING

                 CUSTOMER RESPONSIBILITIES                                 MCKESSON RESPONSIBILITIES AND DELIVERABLES
---------------------------------------------------------------------------------------------------------------------------------
o    Assist in the execution of project plan tasks                o   Assistance with verification of latest software
o    Assist in the management of the project plan                 o   Review of technical downtime procedures
o    Identify and resolve process and procedural issues           o   Provide Productive Use Project Plan template
o    Execute user training                                        o   Assistance with verification of operational training and
o    Develop Productive use plan and identify key people              productive use environments
     for Productive use support                                   o   Review PHS pre-productive use check list with customer
o    Set up and verify operational productive use                 o   Review final preparation of productive use plan: resources,
     environments                                                     interface activation, parallel and future loading of
                                                                      appointments
---------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003



               PHASE 7 - PRODUCTIVE USE AND TRANSITION TO SUPPORT

                 CUSTOMER RESPONSIBILITIES                                 MCKESSON RESPONSIBILITIES AND DELIVERABLES
---------------------------------------------------------------------------------------------------------------------------------
o    Assist in the execution of project plan tasks                o   Provide Pre-productive use checklist
o    Assist in the management of the project plan                 o   Assistance with removal of test patient data as needed
o    Identify and resolve process and procedural issues           o   Monitor final bulk load of patient demographics (if
o    Prepare for first productive use                                 applicable)
o    Remove test patient data, perform final bulk load            o   Provide on site and remote productive use support
     of patient demographics, enter future appointments           o   Structured transition to support
o    Complete parallel operations                                 o   Provide Post Live Audit
o    Complete initial first productive use event
o    Evaluate project
o    Transition from Implementation Services to Customer
     Support Services
---------------------------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


                      ENTERPRISE TECHNICAL PROJECT MANAGER
                               SERVICE DEFINITION

SCOPE

The Enterprise Technical Project Manager (ETPM) is committed to providing a technical focal point for the customer. This role requires a broad set of skills that include both detailed technical knowledge and experience in project management. The ETPM will provide the overall technical vision necessary to bring multiple products together in a complex implementation environment.

In those implementations that include the multiple product solutions, the ETPM will provide the integration knowledge necessary to provide for data flow from multiple feeder systems into the repository, as well as data flow back into these systems from the repository. The ETPM will also be responsible for understanding future McKesson product direction and will provide integration planning accordingly.

Generally, the ETPM will work closely with product-specific Technical Project Managers (TPM) and Technical Advisors (TA) to make certain that all cross-product issues are identified and resolved during the implementation cycle. Individual project plans will usually be the responsibility of each product specific TPM or TA, but it will be the overall responsibility of the ETPM to review and modify these plans to include enterprise considerations.

The ETPM service is not meant to be a substitute for the Enterprise Project Manager (EPM) role, or for other roles related to the implementation of hardware and software, such as the Technical Advisor or Remote System Administrator.

[______]*

SERVICES AND DELIVERABLES

 PROJECT MANAGEMENT:

o Assist in the development of the technical project plan (required timing of product implementations, product upgrades, product add-ons, facility merges, etc.)

o Maintain a current list of all outstanding technical issues and manage the resolution of these issues

o Coordinate technical project activity between McKesson and hospital technical personnel

o Conduct periodic conference calls to identify and resolve outstanding technical issues

o Provide consistent and timely communication to McKesson and hospital project managers

TECHNICAL SERVICES:

o Identify, communicate and manage the resolution of specific integration requirements between all applicable systems

o Provide a detailed knowledge of current McKesson product functionality and an understanding of future product direction

o Assist in release level management between McKesson and outside vendor products

o Assist in evaluating and planning possible data conversions and/or data backloads

o Assist in planning and implementing new interfaces and upgrading existing interfaces - ADT, schedules, charges, orders, and results

o Assist in determining milestone dependencies of product components and the optimal order of implementation (e.g. interface engine requirements complete prior to product interface testing begins)

o    Make recommendations for hospital workstation planning

SUPPORT:

o    Provide remote and on-site escalation path for application technical issues

o Provide off-hour and on-site coverage, if requested, during support of key milestones

Contract Supplement                               IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                           Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                       Contract No. P0413775
                                                             DECEMBER 19, 2003

                          HORIZON(WP) PHYSICIAN PORTAL
                                   SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge and characteristics of Customer's personnel required to start a ServicePath and implement the Horizon(WP) Physician Portal.


     PERSONNEL                    SKILLS/KNOWLEDGE                                     CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------------
Project                 o   Provides high-level business direction for          o  Excellent communication and interpersonal skills
Sponsor                     the project                                         o  Power and ability to make decisions
                        o   Resolves conflict over policy and project           o  Positive attitude
                            goals and objectives of the Hospital team           o  Strong departmental relationships
                        o   Provides and approves initial funding and
                            resources for the project
                        o   Approves participation of members on the
                            project team
                        o   Evaluates the project at various points to
                            ensure that good quality management
                            practices are being followed
----------------------------------------------------------------------------------------------------------------------------------
Project                 o   Previous Project Management experience              o  Excellent communication and interpersonal skills
Manager                 o   Ability to grasp technical                          o  Ability to commit 100% to project
                            information quickly                                 o  Strong organizational skills
                        o   Strong departmental relationships                   o  Positive attitude
                        o   Power and ability to make decisions
                        o   Knowledge of hospital policies and procedures
                        o   Able to make decisions
                        o   Knowledgeable about training techniques
                            and strategies
                        o   Ability to manage logistics
                        o   Detail and results oriented
----------------------------------------------------------------------------------------------------------------------------------
System/                 o   Project management skills,                          o  Excellent communication skills
Network                     principles and practices                            o  Ability to commit time to project
Administrator           o   Perform all day-to-day activities                   o  Respect of hospital departments and staff
                            such as system(s) backups. Monitoring UNIX          o  Positive attitude
                            error logs, interfaces and connectivity issues
                        o   Knowledge of operations and system management
                        o   Manages technical team, including:
                            System, Network and Interface Administrators
                        o   NT/UNIX utilities and commands and
                            system administration background a plus
                        o   Networks and TCP/IP protocols expertise
                            a plus
                        o   Web knowledge a plus
                        o   Knowledge of performing backup and
                            disaster recovery for database(s)
                        o   Oracle 8.0 knowledge
----------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

   PERSONNEL                         SKILLS/KNOWLEDGE                                    CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------------------------
Portal                       o   Strong departmental relationships          o    Excellent communication skills
Physician                    o   Ability to get buy-in from Physicians      o    Ability to commit 50% of time to the project
Advocate(s)                  o   Ability to train others                    o    Respect of hospital departments and staff
                             o   Ability to grasp web language              o    Positive attitude
                                 and information
-----------------------------------------------------------------------------------------------------------------------------
Site Trainers                o   Ability to train others                    o    Excellent communication skills
                                 effectively                                o    Ability to commit 50% of time to the
                             o   Able to make decisions                          project
                             o   Ability to manage logistics                o    Strong organizational and planning
                             o   Ability to grasp technical                      skills
                                 information                                o    Positive attitude
                             o   Strong departmental relationships
                             o   Working knowledge of all hospital
                                 computer systems
-----------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

THE MCKESSON PROFILE

The following table lists the skills/knowledge and characteristics of McKesson's personnel required to start a ServicePath and implement the Horizon(WP) Physician Portal. Fewer resources may be required for the implementation based on the skill level of the individual(s) assigned to the project.



   PERSONNEL                    SKILLS/KNOWLEDGE                             CHARACTERISTICS
-------------------------------------------------------------------------------------------------------------------------------
Project                  o    Previous Project Management experience      o   Excellent communication and interpersonal skills
Manager                  o    Ability to quickly grasp technical          o   Strong organizational skills
                              information quickly                         o   Positive attitude
                         o    Strong departmental relationships
                         o    Power and ability to make decisions
                         o    Knowledge of hospital policies and
                              procedures
                         o    Able to make decisions
                         o    Ability to manage logistics
                         o    Detail and results oriented
                         o    Facilitate, schedule, assess,
                              coordinate, and arrange issues and
                              activities that relate to Site planning
                              and Immersion process
-------------------------------------------------------------------------------------------------------------------------------
Site Plan                o    Portal Foundation expertise                 o   Excellent communication skills
Consultants              o    Subject Matter enablers                     o   Respect of hospital departments and staff
'Subject Matter               expertise                                   o   Positive attitude
Experts'                 o    Able to make decisions
                         o    Detail and results oriented
-------------------------------------------------------------------------------------------------------------------------------
Installation             o    Software knowledge                          o   Excellent communication skills
Technician               o    Hardware knowledge                          o   Strong organizational and planning skills
'TECHNICAL               o    Network knowledge                           o   Positive attitude
Advisor'
-------------------------------------------------------------------------------------------------------------------------------
Portal Engineer          o    Proficient with all software                o   Excellent communication skills
'Technical                    related to Portal Foundation                o   Strong organizational and planning skills
Project                  o    Knowledgeable with hardware platforms       o   Positive attitude
Manager'                 o    Knowledgeable on McKesson products          o   Excellent time management skills
                              and 3rd party products
-------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                               IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                           Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                       Contract No. P0413775
                                                             DECEMBER 19, 2003



CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.

            CUSTOMER RESPONSIBILITIES                           MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------------------------------------------
o   Establish resources according to Certification              o   Establish McKesson Horizon(WP) Physician Portal
    Checklist Form and Technical Information Checklist              Project team
    for Horizon(WP) Physician Portal Implementation
------------------------------------------------------------------------------------------------------------------------------
 o  Manage the implementation project by                        o   Provide project management activities related to:
    following the project plan and                                  -   Facilitation and coordination of McKesson
    post-implementation evaluations                                     business unit activities
                                                                    -   Provide single point of contact/escalation for
                                                                        all Horizon(WP) Physician Portal related issues
                                                                    -   Conference calls to address project plan time line,
                                                                        issue management, problem resolution, and other
                                                                        issues that may impact the success of the
                                                                        project
------------------------------------------------------------------------------------------------------------------------------
o   Attend and actively participate in the Portal Distance      o   Deliver Portal Distance Learning education
    Learning Customer education
------------------------------------------------------------------------------------------------------------------------------
o   Actively participate in the planning and analysis           o   Conduct site planning workshop and project
    activities                                                      activities
------------------------------------------------------------------------------------------------------------------------------
o   Coordinate hardware installation                            o   Assist with technical environment setup
------------------------------------------------------------------------------------------------------------------------------
o   Execute implementation tasks and activities                 o   Execute McKesson implementation tasks and
    outlined in the project plan (including creating user           activities
    training and test plans, specific to customer's site)
------------------------------------------------------------------------------------------------------------------------------
o   Define internal support roll-out plan                       o   Review internal support roll-out plan
------------------------------------------------------------------------------------------------------------------------------
o   Prepare and roll-out system for Live Date                   o   Provide ten (10) days of remote assistance prior to formal
o   Position organization for transition to support                 transition to McKesson support
------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                                 HORIZON ADMINRX
                                   SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of personnel required to start a ServicePath and implement Horizon AdminRx.

PERSONNEL                       SKILLS/KNOWLEDGE
------------------------------------------------------------------------------------------------------------------
Product Team Leader             o   Knowledge of PCs, MS Windows, Visio and MS Project
                                o   Knowledge of current practice and procedures
                                o   Knowledge of current Pharmacy Order Entry System
                                o   Knowledge of Horizon AdminRx functionality
------------------------------------------------------------------------------------------------------------------
Flowsheet Builder Expert        o   Knowledge of PCs and MS Windows
                                o   Experience with Horizon Clinical Documentation tools and flowsheet builder
------------------------------------------------------------------------------------------------------------------
Pharmacy Coordinator            o   Knowledge of PCs and MS Windows
                                o   Strong leadership skills
                                o   Excellent communication and organizational skills
                                o   Knowledge of current practice and procedures
                                o   In-depth knowledge of pharmacy order entry system
                                o   Knowledge of Horizon Clinical Documentation functionality
------------------------------------------------------------------------------------------------------------------
Barcode Expert                  o   PCs and MS Windows Navigation Skills
                                o   Knowledge of Pharmacy Department Procurement and Inventory Control
------------------------------------------------------------------------------------------------------------------
Database Administrator          o   Knowledge of relational database and queries
                                o   Database administration and operations expertise
                                o   Product knowledge
                                o   Product management principles and practices
------------------------------------------------------------------------------------------------------------------
System Administrator            o   UNIX utilities and commands and system administration
                                o   Database administration and operations expertise
                                o   Project management skills, principles and practices
                                o   Knowledge of operations and system management
                                o   Knowledge of relational database and queries
------------------------------------------------------------------------------------------------------------------
Network Administrator           o   Networks and TCP/IP protocols expertise
------------------------------------------------------------------------------------------------------------------
Interface Administrator(s)      o   Knowledge of customer current systems
                                o   Skilled in interface development, communication setup and testing
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.

              CUSTOMER RESPONSIBILITIES                         MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------------------------------
o   Actively participate in the Horizon AdminRX site     o   Establish McKesson Horizon AdminRx project team
    assessment and all planning and analysis meetings    o   Provide project coordination related to:
    and activities                                           - Facilitation and coordination of McKesson
o   Establish resources according to listed Customer           cross-functional and integration activities
    Profile for Horizon AdminRx                              - Provide 'single point of contact' for product
o   Manage the implementation project through                  specific implementation issues
    deployment roll out completion                           - Coordinate routine conference calls to address
o   Develop project plan with assistance from                  status, problem resolution and other issues
    McKesson                                                   affecting the success of the project
o   Develop overall training plan                        o   Conduct:
o   Identify user support needs                              - Kick-off call
o   Define interface requirements                            - Site assessment
                                                             - Planning and analysis assistance
                                                             - On-site planning meeting
------------------------------------------------------------------------------------------------------------------
o   Perform technical environment installation and       o   Consult on the technical environment setup for
    setup                                                    Horizon AdminRx
o   Assist McKesson with the installation of Horizon     o   Assist in the performance of Horizon AdminRx
    AdminRx software components                              software installation
o   Assist McKesson resources in the implementation      o   Implement contracted for interfaces
    of interfaces                                        o   Verify AdminRx components and communications
o   Installation and test bar code packaging             o   Assist installation of bar code packaging
    equipment                                                equipment
o   Installation and test bar code reader devices        o   Consult on installation and testing bar code
o   Installation and test handheld devices                   readers
                                                         o   Consult on installation and testing handheld devices
------------------------------------------------------------------------------------------------------------------
o   Prerequisite - (Nursing resource) Attend Clinical    o   Deliver AdminRx education at a McKesson facility
    Documentation Education
o   Prerequisite - (Flowsheet Builder resource)
    Attend Flowsheet Builder Customer Education
o   Attend and actively participate in the Horizon
    AdminRx Customer Education
------------------------------------------------------------------------------------------------------------------
o   Execute implementation tasks and activities          o   Consult in the execution of implementation tasks
    outlined in the project plan                             and activities outlined in the project plan for
o   Perform data gathering activities                        McKesson
o   Complete database building                           o   Consult on data gathering and database building
o   Define reporting needs                                   issues
o   Develop user support policies and procedures         o   Provide sample policies and procedures
o   Develop technical support procedures                 o   Consult on user and technical support policies
o   Perform process, policy and procedure definition         and procedures
o   Develop user training plan and tools                 o   Provide training plan template and consult on
o   Develop test plan                                        development of site specific user training plan
                                                         o   Provide testing guidelines
------------------------------------------------------------------------------------------------------------------
o   Develop site specific application test plans         o   Provide generic testing guidelines and
o   Perform application, device and performance              consult on the development of site specific test
    testing                                                  plan
o   Perform interface testing                            o   Assist with application testing preparation
                                                             and issue resolution
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


               CUSTOMER RESPONSIBILITIES                         MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------------------------------
o   Develop Training Guide                                o   Provide Training Guide samples
o   Perform Train-the-trainer                             o   Consult on issues relative to user training
o   Perform user training                                 o   Conduct audit to determine readiness of site
o   Develop disaster recovery plans                           to go into Live Date
o   Develop Live Date Plan in conjunction with            o   Assist in the development of Live Date Plan
    McKesson
o   Provide staffing to support Live Date based upon
    plan
------------------------------------------------------------------------------------------------------------------
o   Execute full productive use plan                      o   Provide Live Date support per contract
o   Evaluate project                                      o   Project evaluation
o   Transition to support                                 o   Structured transition to support
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                         HORIZON CARE ALERTS "TURN-KEY"
                                   SERVICEPATH

SERVICEPATH PREREQUISITES

In order to ensure a successful and timely implementation of Horizon Care Alerts utilizing "Turn-key" methodology the following items are required:

   1. McKesson value added network (CareBridge) is installed and operational
   2. Customer is live on v6.8.3 or higher of Horizon Clinicals with one clinical module live and in production

SERVICEPATH SCOPE

The Horizon Care Alerts "Turn-key" ServicePath is designed to deliver a production ready, Horizon Care Alerts, solution to the customer for validation and placement in their live environment. The customer selects 3 rules from a list of 10 rules templates, which comprise the Horizon Care Alerts "starter set" for implementation.

SERVICEPATH LENGTH

The Horizon Care Alerts "Turn-key" ServicePath is an 8-week project, which requires minimal customer involvement.

SERVICEPATH GOALS

The Horizon Care Alerts "Turn-key" ServicePath is designed to:

   1. Minimize client effort, time commitment and impact on other IS projects
   2. Place key decision support tools into production quickly
   3. Leverage McKesson expertise in rules creation using Arden syntax

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


THE CUSTOMER PROFILE

The following table lists the skills/knowledge of Customer's personnel required to start a ServicePath and implement Horizon Care Alerts Turn-Key".


           PERSONNEL                                             SKILLS/KNOWLEDGE
------------------------------------------------------------------------------------------------------------------
Horizon Care Alerts Project      o   Strong negotiation and communication skills
Manager                          o   Proven project management skills
------------------------------------------------------------------------------------------------------------------
Database Administrator           o   Oracle SQL system administration and operations expertise
                                 o   ISQL scripting skills
------------------------------------------------------------------------------------------------------------------
Application Team Leader          o   Knowledge of core, downstream and Horizon systems
                                 o   Supervisory qualifications
------------------------------------------------------------------------------------------------------------------

EDUCATION

The following table defines the Horizon Care Alerts education deliverables provided during the ServicePath Customer education phase at a McKesson facility.
NOTE: this is not an initial requirement for the "Turn-Key" solution. Once the initial implementation is complete it is recommended that the customer take this education before writing his or her own additional rules.

    DELIVERABLES                FOCUS/GOALS                 LENGTH                ATTENDEES BY PROFILE
------------------------------------------------------------------------------------------------------------------
Horizon Care Alerts    o   Product features                3 days       o   1 Horizon Care Alerts Project Manager
(HCA100)               o   Application functionality and   McKesson     o   1 Care Alerts Application Team Leader
                           usage Application security      Facility
                       o   Overview Arden syntax                        8 Attendees
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.


               CUSTOMER RESPONSIBILITIES                       MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------------------------------
o  Establish resources according to listed Customer    o  Establish McKesson Horizon Care Alerts project
   Profile for Horizon Care Alerts                        team
------------------------------------------------------------------------------------------------------------------
o  Work with McKesson in managing the                  o  Manage the implementation project through
   implementation project through post-implementation     post-implementation evaluations.
   evaluations                                         o  Provide project management activities related to:
                                                          - Facilitation and coordination of McKesson
                                                            cross-business unit activities and integration
                                                          - Provide a single point of contact/escalation
                                                            for McKesson issues
                                                          - Routine conference calls to address status,
                                                            problem resolution and other issues
                                                            impacting the success of the project
------------------------------------------------------------------------------------------------------------------
o  Actively participate in the Horizon Care Alerts     o  Conduct Horizon Care Alerts Site Assessment and
   Site Assessment and all Planning and Analysis          Planning and Analysis education and project activities
   meeting and activities                                 (Remote conference call.)
------------------------------------------------------------------------------------------------------------------
o  Execute Customer implementation tasks and           o  Execute implementation tasks and activities
   activities outlined in the project plan                           outlined in the project plan for McKesson
------------------------------------------------------------------------------------------------------------------
o  Assist with the technical environment setup for     o  Coordinate hardware installation and
   Horizon Care Alerts                                    perform the technical environment setup
                                                       o  Stage server and load software - remotely
------------------------------------------------------------------------------------------------------------------
o  Customer selects three (3) rules from Horizon       o  McKesson will customize specific items within
   Care Alerts starter-set templates                      templates only (e.g. test type, drug name,
                                                          thresholds, etc.)
------------------------------------------------------------------------------------------------------------------
o  Attend and actively participate in the on-site      o  Perform the on-site training to include an
   training for the initial three (3) rules               understanding of hardware maintenance and the
                                                          maintenance and use of the initial three (3) rules.
------------------------------------------------------------------------------------------------------------------
o  Attend and actively participate in the Horizon      o  Deliver Horizon Care Alerts education at a
   Care Alerts Customer Education sponsored at a          McKesson facility
   McKesson designated facility (Optional - Generally
   post Turn-Key" live.)
------------------------------------------------------------------------------------------------------------------
o  Perform application, device and performance         o  Provide testing templates and assist
   testing                                                with test preparation and issue resolution
o  Validate that rules work as designed
------------------------------------------------------------------------------------------------------------------
o  Perform process and policy and procedure            o  Educate on and assist with process definition
   definition and implement prior to project
   completion
------------------------------------------------------------------------------------------------------------------
o  Perform user training                               o  Provide training plan template and training exercises
                                                       o  Train IT staff on what was installed
------------------------------------------------------------------------------------------------------------------
o  Customer moves first three (3) pilot rules into     o  Provide assistance as needed to verify that the
   production (defined as hospital staff reacting to      rules are in place
   clinical information of alerts)
------------------------------------------------------------------------------------------------------------------
o  Provide support resources for Live Date             o  Provide three (3) days of remote support for Live Date
                                                          for clinicians and office staff
------------------------------------------------------------------------------------------------------------------
o  Position organization for transition to support     o  Organize and conduct the transition to support
------------------------------------------------------------------------------------------------------------------
o  Provide Post Live Feedback                          o  Perform Post Live Assessment (Remote dial-in access.)
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                        HORIZON CARE RECORD - STANDALONE
                                   SERVICEPATH

SERVICEPATH PREREQUISITES:

In order to ensure a successful and timely implementation of Horizon Care Record, the following items are required prior to the start of Care Record implementation activity:

        1. McKesson Value Added Network (VAN) is installed and operational
        2. Care Record hardware is on-site, properly staged, connected to LAN, and is operational
        3. Core HIS system is "live"
        4. No major product upgrades are planned during the Care Record implementation cycle

During the Horizon Care Record implementation, the Customer must ensure the availability of on-site resources to assist McKesson personnel in the implementation process. These resources include:

        1. Horizon Care Record project manager
        2. Interface personnel
        3. Oracle Database administrator
        4. UNIX administrator
        5. Application knowledgeable personnel
        6. Interface Engine (i.e. Pathways Interface Manager) for multi-facility implementations

SERVICEPATH SCOPE

The Horizon Care Record (standalone) ServicePath includes McKesson implementation services for three (3) feeds into the clinical data repository. The base Horizon Care Record ServicePath timeline also includes implementation services and assistance for one (1) viewer into the Horizon Care Record clinical data repository. Note: The Horizon Care Record implementation timeline is directly related to the number of feeds into the repository and the availability of resources.

NOTE: Interface services, other than CareLink services, required to feed data into the Horizon Care Record database are beyond the scope of this ServicePath. Consulting on the setup, testing and validation of these inbound feeds to the Horizon Care Record is an additional service offering.

SERVICEPATH LENGTH:

The overall length of the Horizon Care Record (stand-alone) ServicePath is 16 to 20 weeks from the initial planning sessions through the productive use phase of the selected viewer at the identified Pilot Site(s). This period of time may vary due to the complexity of the environment, other implementation activities, or Customer resource constraints.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

THE CUSTOMER PROFILE

        THE FOLLOWING TABLE LISTS THE SKILLS/KNOWLEDGE OF CUSTOMER'S PERSONNEL REQUIRED TO START A SERVICEPATH AND IMPLEMENT THE HORIZON CARE RECORD.

              PERSONNEL                                      SKILLS AND KNOWLEDGE
---------------------------------------------------------------------------------------------------------------
Horizon Care Record Project           o  Strong negotiation and communication skills
Manager                               o  Proven project management skills
---------------------------------------------------------------------------------------------------------------
Database Administrator                o  Oracle(R) system administration and operations expertise
                                      o  Attended PL/SQL scripting skills
                                      o  Attended Enterprise DBA, Architecture and Administration
---------------------------------------------------------------------------------------------------------------
Application Team Leader               o  Knowledge of core, downstream, and Pathways systems
                                      o  Supervisory qualifications
---------------------------------------------------------------------------------------------------------------
Interface Engineer                    o  Attended Pathways Interface Manager education
                                      o  Basic UNIX utilities/commands and system management skills
                                      o  Familiar with Health Level 7 (HL7)
---------------------------------------------------------------------------------------------------------------
UNIX System Administrator             o  UNIX system administration and operations expertise
---------------------------------------------------------------------------------------------------------------

Note: Delays in implementation will be caused by insufficient resource allocation.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.

         CUSTOMER RESPONSIBILITIES              MCKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------

o  Establish resources according to listed      o  Establish McKesson Horizon Care
   Customer Profile for Horizon Care Record        Record project team

------------------------------------------------------------------------------------------
o  Manage the implementation project            o  Provide project management activities
   through post-implementation evaluations         related to:
                                                   -  Facilitation and coordination of
                                                      McKesson cross-business unit
                                                      activities and integration
                                                   -  Provide a single point of
                                                      contact/escalation for McKesson
                                                      issues
                                                   -  Routine conference calls to
                                                      address status, problem
                                                      resolution, and other issues
                                                      impacting the success of the
                                                      project
------------------------------------------------------------------------------------------
o  Actively participate in the Horizon Care     o  Conduct Horizon Care Record Site
   Record Site Assessment(s) and all               Assessment(s) and Planning and
   Planning and Analysis meeting and               Analysis education and project
   activities                                      activities
------------------------------------------------------------------------------------------
o  Coordinate hardware installation and         o  Verify hardware configuration and
   perform the technical environment setup         capacity
                                                o  Assist with the technical environment
                                                   setup for Horizon Care Record
                                                o  Installation of Web components
                                                o  Ensure connectivity
                                                o  Review on-going system maintenance
                                                   requirements
------------------------------------------------------------------------------------------
o  Attend and actively participate in the       o  Deliver Horizon Care Record education
   Horizon Care Record Customer Education          at a McKesson facility
                                                o  Delivered Horizon Care Record
                                                   Education via distance learning
------------------------------------------------------------------------------------------
o  Execute implementation tasks and             o  Execute implementation tasks and
   activities outlined in the project plan         activities outlined in the project
                                                   plan for McKesson
                                                o  Perform gap analysis for clinical
                                                   data feeds into the Horizon Care
                                                   Record, analyze differences, setup
                                                   interfaces as appropriate
------------------------------------------------------------------------------------------
o  Perform application, device, and             o  Provide testing templates and assist
   performance testing                             with test preparation and issue
                                                   resolution
------------------------------------------------------------------------------------------
o  Perform support resources for Live Date      o  Assist in the development of training
                                                   materials
                                                o  Provide support for Live Date for
                                                   clinicians and office staff
------------------------------------------------------------------------------------------
o  Position organization for transition to      o  Organize and participate in the
   support                                         transition to support process
------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                          HORIZON EXPERT DOCUMENTATION
                                   SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of personnel required to start a ServicePath and implement Horizon Expert Documentation.

        PERSONNEL                                                SKILLS AND KNOWLEDGE
------------------------------------------------------------------------------------------------------------------
Product Team Leader             o  Knowledge of PCs, MS-Windows, Visio and Microsoft Project
                                o  Project management skills, principles and practices
                                o  Clinical/nursing background
                                o  Strong organizational, communication and interpersonal skills
                                o  Negotiating skills
                                o  System implementation experience
                                o  Acceptance by colleagues
                                o  Knowledge of departments and organization
                                o  Able to understand technical information and its relationship to project
                                o  Knowledge of professional issues impacting automated patient records
                                o  Decision making authority
------------------------------------------------------------------------------------------------------------------
Expert Documentation            o  Knowledge of PCs and MS-Windows
Coordinator(s)                  o  Clinical/nursing background
                                o  Strong communication and interpersonal skills
                                o  System implementation experience
                                o  Knowledge of organization and department
                                o  Strong problem solving skills
                                o  Knowledge of current workflow and documentation
                                o  Responsible for design, build and test
------------------------------------------------------------------------------------------------------------------
Expert Documentation            o  Knowledge of PCs and MS-Windows
Product Expert(s)               o  Clinical background
                                o  Acceptance by colleagues and physicians
                                o  Strong communication and interpersonal skills
                                o  System implementation experience
                                o  Ability to learn technical concepts
                                o  Detail and results oriented
                                o  Ability to train others effectively
                                o  Provides input to Coordinator on product usage, new procedures
------------------------------------------------------------------------------------------------------------------
Physician Leader                o  Knowledge of PCs and MS-Windows
                                o  Certification and physician licensure
                                o  Insure communication flow between Physicians and Expert Documentation Project
                                   Team
                                o  Review screens/reports with Physicians on an on-going basis
                                o  Strong communications and interpersonal skills
                                o  Ability to functions as a change agent
                                o  Willingness to influence and motivate physicians
------------------------------------------------------------------------------------------------------------------
Education Coordinator           o   Knowledge of PCs and MS-Windows
                                o   Skilled in Instructional Design
                                o   Skilled in training delivery
                                o   Ability to disseminate knowledge about the Horizon Clinical system to all users in the organization
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

        PERSONNEL                                                SKILLS AND KNOWLEDGE
------------------------------------------------------------------------------------------------------------------
Database Administrator          o  Knowledge of PCs and MS-Windows, UNIX, Oracle
                                o  Knowledge of relational database and queries
                                o  Database administration and operations expertise
                                o  Troubleshooting and problem solving skills
                                o  Product knowledge
                                o  Product management principles and practices
------------------------------------------------------------------------------------------------------------------
System Administrator            o  Knowledge of PCs and MS-Windows, UNIX
                                o  Project management skills, principles and practices
                                o  Knowledge of operations and system management
                                o  Manages technical team, including: System, Network and Interface
                                   Administrators
                                o  UNIX utilities and commands and system administration
------------------------------------------------------------------------------------------------------------------
Network Administrator           o  Networks and TCP/IP protocols expertise
                                o  Understanding of network, infrastructure and hardware
                                o  Troubleshooting and problem solving skills
                                o  Knowledge of wireless access technology
------------------------------------------------------------------------------------------------------------------
Interface Administrator         o  Knowledge of customer current systems
                                o  Skilled in interface development, communication setup and testing
                                o  Knowledge of HL7 interface standards
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003




CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables




          CUSTOMER RESPONSIBILITIES                                        McKESSON RESPONSIBILITIES AND DELIVERABLES
-----------------------------------------------------------------------------------------------------------------------------------


-   Actively participate in the Horizon Clinical site          -   Coordinate activities of McKesson Horizon Clinical
    assessment and all planning and assessment meetings            project team
    and activities                                             -   Provide project coordination related to:
-   Staff project resources according to listed Customer             - Facilitation and coordination of McKesson cross-
    Profiles for Horizon Expert Documentation                          functional and integration activities
-   Actively participate in and prepare for discussions              - Provide 'single point of contact' for product specific
    related to current and future workflow                             implementation issues
-   Execute implementation tasks and activities outlined in          - Coordinate routine conference calls to address
    the project plan                                                   status, problem resolution and other issues
-   Define interface requirements                                      affecting the success of the project
-   Manage the implementation project through deployment       -   Conduct:
    roll out completion                                              - Project planning and assessment meetings
-   Develop project plan with assistance from McKesson               - Project kickoff meeting
                                                                     - Planning and analysis assistance
                                                               -   Establish hardware, software and device infrastructure
                                                                   for Horizon Clinical products
-----------------------------------------------------------------------------------------------------------------------------------

-   Execute implementation tasks and activities outlined in    -   Conduct post application and build education review
    the project plan                                               and future state workflow discussion
-   Perform data gathering activities                          -   Consult on the execution of implementation tasks and
-   Define reporting needs                                         activities outlined in the project plan for McKesson
-   Perform process, policy and procedure definition           -   Consult on data gathering and database building issues
-   Design user training plan                                  -   Assist in implementing purchased interfaces
-   Identify user support needs                                -   Consult on user and technical support policies and
                                                                   procedures
                                                               -   Provide training plan template and consult on
                                                                   development of site specific user training plan
-----------------------------------------------------------------------------------------------------------------------------------

-   Execute implementation tasks and activities outlined in    -   Install and verify Horizon Clinical components and
    the project plan                                               communications
-   Perform technical environment installation and setup       -   Consult on the execution of implementation tasks and
-   Assist McKesson with the installation of Horizon               activities outlined in the project plan for McKesson
    Clinical software components                               -   Conduct post application build assessment and
-   Complete database building                                     reports review
-   Develop user support procedures                            -   Consult on user and technical support policies and
-   Develop user training plan and tools                           procedures
-   Develop technical support procedures
-   Develop disaster recovery plans
-----------------------------------------------------------------------------------------------------------------------------------

-   Execute implementation tasks and activities outlined in     -  Provide generic test plan and consult on the
    the project plan                                               development of site specific test plan
-   Develop site specific application test plans                -  Consult on the execution of implementation tasks and
-   Perform application, device and performance testing            activities outlined in the project plan for McKesson
-   Perform interface testing                                   -  Assist with application testing preparation and issue
                                                                   resolution
                                                                -  Support execution of client test plans and integration
-----------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    with other products
-    Execute implementation tasks and activities outlined in    -   Deliver Horizon Clinical education at a McKesson
     the project plan                                               facility
-    Attend and actively participate in the Horizon Clinical    -   Deliver integration education at customer site -
     Customer Education                                             optional
-    Perform user training                                      -   Consult on the execution of implementation tasks and
-    Develop Productive Use plan in conjunction with                activities outlined in the project plan for McKesson
     McKesson                                                   -   Consult on issues relative to user training
-    Provide staffing to support Productive Use based upon      -   Conduct audit to determine readiness of site to go into
     plan                                                           Productive Use
                                                                -   Provide Productive Use plan template and consult on
                                                                    plan

-----------------------------------------------------------------------------------------------------------------------------------

-    Execute implementation tasks and activities outlined in    -   Consult on the execution of implementation tasks and
     the project plan                                               activities outlined in the project plan for McKesson
-    Full Productive Use                                        -   Validate completion of test plans, build activities and
-    Project evaluation                                             readiness for productive use
-    Transition to support                                      -   Provide productive use support
                                                                -   Project evaluation
                                                                -   Structured transition to support
                                                                -   Post productive use product assessment
-----------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                            HORIZON ORDER MANAGEMENT
                                  SERVICEPATH


THE CUSTOMER PROFILE

The following table lists the skills/knowledge of personnel required to start a ServicePath and implement Horizon Order Management (Orders).



------------------------------------------------------------------------------------------------------------------
          PERSONNEL                                             SKILLS/KNOWLEDGE
------------------------------------------------------------------------------------------------------------------

Horizon Order Management        -   Knowledge of PCs, MS-Windows and MS Project
Product Team Leader             -   Project management skills, principles and practices
                                -   Clinical/nursing background
                                -   Strong communication and interpersonal skills
                                -   System implementation experience
                                -   Acceptance by colleagues
                                -   Departmental/organizational knowledge
                                -   Able to understand technical information and its relationship to project
                                -   Knowledge of professional issues impacting automated patient records
                                -   Decision making authority
------------------------------------------------------------------------------------------------------------------
Orders Product Coordinator(s)   -   Knowledge of PCs and MS-Windows
                                -   Clinical/nursing/ancillary background
                                -   Strong communication and interpersonal skills
                                -   Knowledge of hospital operations and interdepartmental procedures and functions
                                -   Coordinates project activities
                                -   System implementation experience
                                -   Knowledge of organization and department
                                -   Strong problem solving skills
                                -   Knowledge of current workflow and documentation
                                -   Responsible for design, build and test
------------------------------------------------------------------------------------------------------------------
Orders Product Expert           -   Knowledge of PCs and MS-Windows
                                -   Clinical background
                                -   Knowledge of current orders system and hospital procedures/policies
                                -   Strong communication and interpersonal skills
                                -   System implementation experience
                                -   Strong problem solving skills
                                -   Acceptance by colleagues and physicians
                                -   Ability to learn technical concepts
                                -   Detail and results oriented
                                -   Ability to train others effectively
                                -   Provides input to Coordinator on product usage, new procedures

------------------------------------------------------------------------------------------------------------------
Physician Leader                -   Knowledge of PCs and MS-Windows
                                -   Certification and physician licensure
                                -   Insure communication flow between Physicians and Expert Documentation Project
                                    Team
                                -   Review screens/reports with Physicians on an on-going basis
                                -   Strong communications and interpersonal skills
                                -   Ability to functions as a change agent
                                -   Willingness to influence and motivate physicians
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003



------------------------------------------------------------------------------------------------------------------
          PERSONNEL                                             SKILLS/KNOWLEDGE
------------------------------------------------------------------------------------------------------------------

Education Coordinator            -  Knowledge of PCs and MS-Windows
                                 -  Skilled in Instructional Design
                                 -  Skilled in training delivery
                                 -  Ability to disseminate knowledge about the Horizon Order Management system to all users in the organization
------------------------------------------------------------------------------------------------------------------
Database Administrator           -  Knowledge of PCs and MS-Windows, UNIX, Oracle
                                 -  Knowledge of relational database and queries
                                 -  Database administration and operations expertise
                                 -  Troubleshooting and problem solving skills
                                 -  Product knowledge
                                 -  Product management principles and practices
                                 -  Product knowledge
------------------------------------------------------------------------------------------------------------------
System Administrator             -  Knowledge of PCs and MS-Windows, UNIX utilities/commands and system administration Project management skills, principles and practices
                                 -  Knowledge of operations and system management
                                 -  Knowledge of relational database and queries
                                 -  Manages technical team, including: System, Network and Interface Administrators
                                 -  Project management skills, principles and practices
------------------------------------------------------------------------------------------------------------------
Network Administrator            -  Networks and TCP/IP protocols expertise
                                 -  Understanding of network, infrastructure and hardware
                                 -  Troubleshooting and problem solving skills
                                 -  Knowledge of wireless access technology
------------------------------------------------------------------------------------------------------------------
Interface Administrator          -  Knowledge of customer current systems
                                 -  Skilled in interface development, communication setup and testing
                                 -  Knowledge of HL7 interface standards
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


CUSTOMER AND McKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.






------------------------------------------------------------------------------------------------------------------------------------
              CUSTOMER RESPONSIBILITIES                                    McKESSON RESPONSIBILITIES AND DELIVERABLES

------------------------------------------------------------------------------------------------------------------------------------
-  Actively participate in the Horizon Order Management         -  Coordinate activities of McKesson Horizon Clinical project
   site assessment and all planning and analysis                   team
   meetings and activities                                      -  Provide project coordination related to:
-  Establish resources according to listed Customer             -  Facilitation and coordination of McKesson cross-
   Profile for Horizon Management                                  functional and integration activities
-  Manage the implementation project through deployment         -  Provide 'single point of contact' for product specific
   roll out completion                                             implementation issues
-  Develop project plan with assistance from McKesson           -  Coordinate routine conference calls to address status,
-  Develop overall training plan                                   problem resolution and other issues affecting the success
-  Identify user support needs                                     of the project
-  Define interface requirements                                -  Conduct:
-  Staff project resources according to listed Customer         -  Project planning and assessment meetings
   Profiles for Horizon Order Management                        -  Project kickoff meeting
                                                                -  Planning and analysis assistance
                                                                -  Establish hardware, software and device infrastructure for
                                                                   Horizon Clinical products

------------------------------------------------------------------------------------------------------------------------------------

-  Execute implementation tasks and activities outlined in      -  Conduct post application and build education review and
   the project plan                                                future state workflow discussion
-  Perform data gathering activities                            -  Consult on the execution of implementation tasks and
-  Define reporting needs                                          activities outlined in the project plan for McKesson
-  Perform process, policy and procedure definition             -  Consult on data gathering and database building issues
-  Design user training plan                                    -  Assist in implementing purchased interfaces
-  Identify user support needs                                  -  Consult on user and technical support policies and
                                                                   procedures
                                                                -  Provide training plan template and consult on
                                                                   development of site specific user training plan

------------------------------------------------------------------------------------------------------------------------------------
-  Execute implementation tasks and activities outlined in      -  Install and verify Horizon Clinical components and
   the project plan                                                communications
-  Perform technical environment installation and setup         -  Consult on the execution of implementation tasks and
-  Assist McKesson with the installation of Horizon                activities outlined in the project plan for McKesson
   Clinical software components                                 -  Conduct post application build assessment and reports
-  Complete database building                                      review
-  Develop user support procedures                              -  Consult on user and technical support policies and
-  Develop user training plan and tools                            procedures
-  Develop technical support procedures
-  Develop disaster recovery plans

------------------------------------------------------------------------------------------------------------------------------------

-  Execute implementation tasks and activities outlined in      -  Provide generic test plan and consult on the development
   the project plan                                                of site specific test plan
-  Develop site specific application test plans                 -  Consult on the execution of implementation tasks and
-  Perform application, device and performance testing             activities outlined in the project plan for McKesson
-  Perform interface testing                                    -  Assist with application testing preparation and issue
                                                                   resolution
                                                                -  Support execution of client test plans and integration with other products
------------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


------------------------------------------------------------------------------------------------------------------------------------
              CUSTOMER RESPONSIBILITIES                                    McKESSON RESPONSIBILITIES AND DELIVERABLES
------------------------------------------------------------------------------------------------------------------------------------

-  Execute implementation tasks and activities outlined in      -  Deliver Horizon Clinical education at a McKesson facility
   the project plan                                             -  Deliver integration education at customer site - optional
-  Attend and actively participate in the Horizon Clinical      -  Consult on the execution of implementation tasks and
   Customer Education                                              activities outlined in the project plan for McKesson
-  Perform user training                                        -  Consult on issues relative to user training
-  Develop Productive Use plan in conjunction with              -  Conduct audit to determine readiness of site to go into
   McKesson                                                        Productive Use
-  Provide staffing to support Productive Use based upon        -  Provide Productive Use plan template and consult on plan plan
------------------------------------------------------------------------------------------------------------------------------------
-  Execute implementation tasks and activities outlined in      -  Consult on the execution of implementation tasks and
   the project plan                                                activities outlined in the project plan for McKesson
-  Full Productive Use                                          -  Validate completion of test plans, build activities and
-  Project evaluation                                              readiness for productive use
-  Transition to support                                        -  Provide productive use support
                                                                -  Project evaluation
                                                                -  Structured transition to support
                                                                -  Post productive use product assessment
------------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                             HORIZON PATIENT FOLDER
                                 SERVICE PATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of Customer's personnel required to start a ServicePath and implement Horizon Patient Folder:



-----------------------------------------------------------------------------------------------------------------------------------
             PERSONNEL                                                         SKILLS/KNOWLEDGE
-----------------------------------------------------------------------------------------------------------------------------------

Horizon Patient Folder Project     -    Ability to plan, manage, facilitate and/or execute tasks and resources required in
Manager                                 order to complete a successful HPF implementation according to a mutually agreed upon timeline
                                   -    Excellent organizational skills as well as written and verbal communication skills
                                   -    Responsible for tasks associated with specific product functionality related to the area of expertise.
                                   -    Detailed understanding of all departments involved in the project
                                   -    PC and MS Windows skills

-----------------------------------------------------------------------------------------------------------------------------------
Imaging Coordinator                -    Liaison needed from each department affected by implementation
                                   -    Detailed understanding of particular department's policies and procedures
                                   -    Strong communication, organizational, negotiation and interpersonal skills
                                   -    Acceptance by colleagues
                                   -    Possess good verbal and written communication skills
                                   -    PC and MS Windows skills
-----------------------------------------------------------------------------------------------------------------------------------
Interface Administrator            -    Knowledgeable of host interfaces and ancillary feeds to new system
                                   -    Working knowledge of ADT standards
                                   -    Working knowledge of HL7 standards
                                   -    Ability to prioritize and perform work effectively according to established timelines
                                   -    Understands impact on individual departmental interfaces affected by implementation
-----------------------------------------------------------------------------------------------------------------------------------
Network Administrator              -    Knowledge of client's networking infrastructure
                                   -    Understanding of client's in-house network standards
                                   -    Knowledge of site preparation requirements for Horizon Patient Folder system and network
                                   -    Knowledge of TCP/IP protocols, Windows 2000, and Windows NT
                                   -    Ability to teach others
                                   -    Troubleshooting/problem solving skills
-----------------------------------------------------------------------------------------------------------------------------------
System Administrator               -    Knowledge of relational databases and SQL queries
                                   -    Understanding of client's in-house security practices and standards
                                   -    Knowledge of trouble shooting practices and guidelines
                                   -    Knowledge of system maintenance, backups, upgrades, and interfaces
                                   -    PC and MS Windows skills
                                   -    Training on Microsoft SQL 2000 administration and Windows NT
                                   -    Understanding of Microsoft SQL 2000 Server and its administration
                                   -    Strong problem solving skills
                                   -    Thorough understanding of Client/Server systems
                                   -    Strong communication and interpersonal skills
                                   -    Organizational skills
                                   -    Negotiating skills
                                   -    Acceptance by colleagues
                                   -    Technical background
                                   -    System implementation experience
-----------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


-----------------------------------------------------------------------------------------------------------------------------------
             PERSONNEL                                                         SKILLS/KNOWLEDGE
-----------------------------------------------------------------------------------------------------------------------------------

Database Administrator             -    Thorough knowledge of Microsoft SQL Server 2000
                                   -    Knowledge of data flow within the database
                                   -    Ability to analyze data integrity
                                   -    Knowledge of Query Analyzer and other Microsoft utilities
                                   -    Ability to perform maintenance on a database
                                   -    Advanced knowledge in writing and reading Transact-SQL scripts and stored procedures
-----------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


CUSTOMER AND McKESSON RESPONSIBILITIES

The following table lists the Customer and McKesson responsibilities with implementation deliverables.

-----------------------------------------------------------------------------------------------------------------------------------
                 CUSTOMER RESPONSIBILITIES                              McKESSON RESPONSIBILITIES AND DELIVERABLES
-----------------------------------------------------------------------------------------------------------------------------------

-   Participate in the Horizon Patient Folder site              -   Assign McKesson Horizon Patient Folder project team
    assessment and all planning, analysis, and data             -   Conduct the following:
    gathering activities and meetings                               -  Kickoff meeting
-   Assign resources according to the Horizon Patient               -  Site assessment
    Folder Customer Profile Document                                -  Planning and analysis sessions
-   Provide knowledgeable network technician to assist in       -   Develop project plan for overall implementation
    the network assessment who: understands                     -   Communicate site preparation requirements
    environment, can provide a schematic of the network         -   Consult on hardware and technical environment setup
    layout, access to the data center and communication             requirements
    closets as well as administrative privileges and            -   Along with Customer resources, generate Project Charter
    passwords to respective networking devices                      document
-   Assist with development of project plan for
    implementation
-   Sign off on Project Charter document
-   Begin site preparation activities:
    -  Develop Infrastructure Plan
-----------------------------------------------------------------------------------------------------------------------------------
-   Order hardware                                              -   Perform Horizon Patient Folder software and component
-   Complete site preparation activities:                           installation/configuration:
    -  Install network drops, phone lines, electrical               -  MS-SQL database
       connections and provide TCP/IP addresses and                 -  Horizon Patient Folder Agents and Servers
       domain structure information                                 -  Third party hardware (i.e. Scanner(s) and Jukebox)
-   Notify McKesson upon completion of site preparation             -  Horizon Patient Folder Workstations
    activities                                                  -   Verify functionality of all system modules and
-   Inventory hardware and provide a list of all inventory          communications
    received to project manager
-   Work with McKesson resources to install and
    configure Horizon Patient Folder software and
    additional hardware components (scanners,
    jukeboxes, etc.)
-   Establish network connectivity to system components
    and test
-   Implement backup solution
-----------------------------------------------------------------------------------------------------------------------------------
-   Schedule education sessions for Horizon Patient             -   Provide training materials for Horizon Patient Folder
    Folder                                                          training sessions
-   Attend and actively participate in the education            -   Conduct education sessions at McKesson facility
-   Attend required "Third Party" training as needed:
    -  MS-SQL 7.0 System Administration
    -  Operating System (desktop/server)
    -  Crystal Reports
-----------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

-------------------------------------------------------------------------------------------------------------------------------
            CUSTOMER RESPONSIBILITIES                                  MCKESSON RESPONSIBILITIES AND DELIVERABLES
-------------------------------------------------------------------------------------------------------------------------------
 - Execute Customer implementation tasks outlined in            - Execute implementation tasks and activities outlined in
   project plan                                                   the project plan
 - Define new policies and procedures for all departments       - Provide test plan template
   involved in implementation                                   - Consult on user and technical support policies and
 - Develop user support procedures                                procedures
 - Develop technical support procedures                         - Consult on development of user training plan
 - Develop user training                                        - Guide Customer project team through development of new
 - Update departmental user documentation                         policies and procedures
 - Complete build of master files                               - Review and test master file build
 - Assist with interface integration                            - Review and test predefined workflow
                                                                - Conduct interface integration
-------------------------------------------------------------------------------------------------------------------------------
 - Assist in finalization and testing of interfaces, COLD       - Finalize and test all interfaces, COLD files and workflow
   and workflow                                                 - Assist in conducting system test and issue resolution
 - Verify functionality of HPF components, features, and
   communications (connectivity)
 - Test technical procedures and processes
 - Assist in the execution of project plan tasks
 - Assist in the management of the project plan
 - Identify and resolve process and procedural issues
 - Test user support procedures
 - Participate in System test
 - Perform volume testing
-------------------------------------------------------------------------------------------------------------------------------
 - Schedule user training sessions                              - Provide training materials for Horizon Patient Folder
 - Conduct training sessions for trainers                         training sessions
 - Execute user training                                        - Assist with verification of latest software
   Develop Productive Use Plan and identify key people          - Review of technical downtime procedures
   for productive use support                                   - Provide Productive Use Project Plan template
 - Set up and verify operational productive use                 - Assist with verification of operational training and
   environments                                                   productive use environments
   Identify and resolve process and procedural issues           - Review HPF pre-Productive Use Check List with Customer
 - Participate in Pre-live Assessment                           - Review final preparation of Productive Use plan
                                                                - Conduct Pre-live Assessment
-------------------------------------------------------------------------------------------------------------------------------
 - Assist in production mode planning and procedures            - Provide guidance to Customer on production planning and
 - Verify security items                                          procedures definition
 - Identify and resolve process and procedural issues           - Conduct go-live meeting at Customer site
 - Prepare for first Productive Use                             - Initiate turnover to Customer Support
 - Attend go-live onsite meeting                                - Provide on-site support during initial go-live
 - Complete initial first Productive Use event                  - Conduct follow-up meeting with Customer to evaluate
 - Evaluate project                                               implementation results
 - Transition from implementation services to support two       - Structured transition to support two weeks go-live
   weeks post go-live                                           - Perform Post-live Assessment approximately three
 - Participate in Post-live Assessment approximately              months post go-live
   three months post go-live
-------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                      HORIZON PATIENT FOLDER FOR AN ADD-ON
                              FACILITY SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of Customer's personnel required to start a ServicePath and implement Horizon Patient Folder:

-------------------------------------------------------------------------------------------------------------------------------
     PERSONNEL                                                         SKILLS/KNOWLEDGE
-------------------------------------------------------------------------------------------------------------------------------
Horizon Patient Folder          - Ability to plan, manage, facilitate and/or execute tasks and resources required in
Manager                           order to complete a successful HPF implementation according to a mutually agreed upon timeline
                                - Excellent organizational skills as well as written and verbal communication skills
                                - Responsible for tasks associated with specific product functionality related to the area of expertise.
                                - Detailed understanding of all departments involved in the project
                                - PC and MS Windows skills
-------------------------------------------------------------------------------------------------------------------------------
Imaging Coordinator             - Liaison needed from each department affected by implementation
                                - Detailed understanding of department's policies and procedures
                                - Strong communication, organizational, negotiation and interpersonal skills
                                - Possess good verbal and written communication skills
                                - PC and MS Windows skills
-------------------------------------------------------------------------------------------------------------------------------
Interface Administrator         - Knowledgeable of host interfaces and ancillary feeds to new system
                                - Working knowledge of ADT standards
                                - Working knowledge of HL7 standards
                                - Ability to prioritize and perform work effectively according to established timelines
                                - Understands impact on individual departmental interfaces affected by implementation
-------------------------------------------------------------------------------------------------------------------------------
Network Administrator           - Knowledge of client's networking infrastructure
                                - Understanding of client's in-house network standards
                                - Comprehensive knowledge of the successful monitoring and maintenance of the
                                  Horizon Patient Folder system and network
                                - Knowledge of TCP/IP protocols, Windows 2000, and Windows NT
                                - Ability to teach others
                                - Troubleshooting/problem solving skills
-------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

------------------------------------------------------------------------------------------------------------------
      PERSONNEL                                         SKILLS/KNOWLEDGE
------------------------------------------------------------------------------------------------------------------
System Administrator            - Knowledge of relational databases and SQL queries
                                - Understanding of client's in-house security practices and standards
                                - Knowledge of trouble shooting practices and guidelines
                                - Knowledge of system maintenance, backups, upgrades, and interfaces
                                - Comprehensive knowledge of the successful monitoring and maintenance of the
                                  Horizon Patient Folder system and network
                                - PC and MS Windows skills
                                - Training on Microsoft SQL 2000 administration and Windows NT
                                - Understanding of Microsoft SQL 2000 Server and it's administration
                                - Strong problem solving skills
                                - Thorough understanding of Client/Server systems
                                - Strong communication and interpersonal skills
                                - Organizational skills
                                - Negotiating skills
                                - Acceptance by colleagues
                                - Technical background
                                - System implementation experience
------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.

-------------------------------------------------------------------------------------------------------------------------------
               CUSTOMER RESPONSIBILITIES                               MCKESSON RESPONSIBILITIES AND DELIVERABLES
-------------------------------------------------------------------------------------------------------------------------------
 - Participate in the Horizon Patient Folder site               - Assign McKesson Horizon Patient Folder project team
   assessment and all planning, analysis, and data              - Conduct the following:
   gathering activities and meetings                               - kickoff meeting
 - Assign resources according to the Horizon Patient               - site assessment
   Folder Customer Profile Document                                - planning and analysis sessions
 - Provide knowledgeable network technician to assist in        - Develop project plan for overall implementation
   the network assessment who: understands                      - Communicate site preparation requirements
   environment, can provide a schematic of the network          - Consult on hardware and technical environment setup
   layout, access to the data center and communication            requirements
   closets as well as administrative privileges and             - Along with Customer resources, generate Project Charter
   passwords to respective networking devices                     document
 - Assist with development of project plan for
   implementation
 - Sign off on Project Charter document
 - Begin site preparation activities:
    - Develop Infrastructure Plan
-------------------------------------------------------------------------------------------------------------------------------
 - Order hardware as needed                                     - Verify functionality of all system modules and
 - Complete site preparation activities:                          communications
    - Install network drops, phone lines, electrical
      connections and provide TCP/IP addresses and
      domain structure information as needed
 - Notify McKesson upon completion of site preparation
   activities
 - Inventory hardware and provide a list of all inventory
   received to project manager
 - Work with McKesson resources to install additional
   hardware components (workstations, scanners,
   jukeboxes, etc.)
 - Establish network connectivity to additional facility and test
 - Test backup solution
-------------------------------------------------------------------------------------------------------------------------------
 - Schedule education sessions for Horizon Patient Folder       - Provide training materials for Horizon Patient Folder
 - Attend and actively participate in the education               training sessions
 - Attend required "Third Party" training as needed:            - Conduct education sessions at McKesson facility unless
    - MS-SQL 7.0 System Administration                            client has chosen to train their staff
    - Operating System (desktop/server)
    - Crystal Reports
-------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

-------------------------------------------------------------------------------------------------------------------------------
            CUSTOMER RESPONSIBILITIES                                  MCKESSON RESPONSIBILITIES AND DELIVERABLES
-------------------------------------------------------------------------------------------------------------------------------
 - Execute Customer implementation tasks outlined in            - Execute implementation tasks and activities outlined in
   project plan                                                   the project plan
 - Define/revise policies and procedures for all                - Provide test plan template development
   departments involved in implementation                       - Consult on user and technical support policies and
 - Develop/revise user support procedures                         procedures development/revision
 - Develop/revise technical support procedures                  - Consult on development of user training plan
 - Develop end-user training                                    - Guide Customer project team through development of
 - Update departmental user documentation                         new/revised policies and procedures
 - Complete build of master files (e.g. user profiles)          - Review and test master files
 - Assist with interface integration                            - Review and test predefined workflow
                                                                - Conduct interface integration
-------------------------------------------------------------------------------------------------------------------------------
 - Assist in finalization and testing of interfaces, COLD       - Finalize and test all HPF functionality
   and workflow                                                 - Assist in conducting system test and issue resolution
 - Verify functionality of HPF components, features, and
   communications (connectivity)
 - Test interface functionality
 - Test technical procedures and processes
 - Assist in the execution of project plan tasks
 - Assist in the management of the project plan
 - Identify and resolve process and procedural issues
 - Test user support procedures
 - Participate in system test
 - Perform volume testing
-------------------------------------------------------------------------------------------------------------------------------
 - Schedule user training sessions                              - Provide training materials for Horizon Patient Folder
 - Conduct training sessions for trainers                         training sessions
 - Execute user training                                        - Assist with verification of latest software
 - Develop Productive Use Plan and identify key people for      - Review of technical downtime procedures
   productive use support                                       - Provide Productive Use Project Plan template
 - Set up and verify operational productive use                 - Assist with verification of operational training and
   environments                                                   productive use environments
 - Identify and resolve process and procedural issues           - Review HPF pre-Productive Use Check List with
 - Participate in Pre-live Assessment                             Customer
                                                                - Review final preparation of Productive Use plan
                                                                - Conduct Pre-live Assessment
-------------------------------------------------------------------------------------------------------------------------------
 - Assist in production mode planning and procedures            - Provide guidance to Customer on production planning and
 - Verify security items                                          procedures definition
 - Identify and resolve process and procedural issues           - Conduct go-live meeting at Customer site
 - Prepare for first Productive Use                             - Initiate turnover to Customer Support
 - Attend go-live onsite meeting                                - Provide on-site support during initial go-live
 - Complete initial first Productive Use event                  - Conduct follow-up meeting with Customer to evaluate
 - Evaluate project                                               implementation results
 - Transition from implementation services to support two       - Structured transition to support two weeks post go-live
   weeks post                                                   - Perform Post-live Assessment approximately three
 - Participate in Post-live Assessment approximately              months post go-live
   three months post go-live
-------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                            HORIZON BUSINESS FOLDER
                                  SERVICEPATH

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of Customer's personnel required to start a ServicePath and implement Horizon Business Folder.

-------------------------------------------------------------------------------------------------------------------------------
       PERSONNEL                                                   SKILLS AND KNOWLEDGE
-------------------------------------------------------------------------------------------------------------------------------
 Horizon Business Folder        - Ability to plan, manage, facilitate and/or execute tasks and resources required in
 Project Manager                  order to complete a successful Horizon Business Folder implementation according to a mutually agreed upon timeline
                                - Excellent organizational skills as well as written and verbal communication skills
                                - Responsible for tasks associated with specific product functionality related to the area of expertise
                                - Detailed understanding of all departments involved in the project
                                - PC and MS Windows skills
-----------------------------------------------------------------------------------------------------------------------------
 Imaging Coordinator            - Liaison needed from each department affected by implementation
                                - Detailed understanding of particular department's policies and procedures and evaluate business process decisions
                                - Ability to perform end-user training
                                - Possess good verbal and written communication skills
                                - PC and MS Windows skills
-----------------------------------------------------------------------------------------------------------------------------
 Interface Administrator        - Knowledgeable of host interfaces and ancillary feeds to new system
                                - Working knowledge of ADT standards
                                - Working knowledge of current HL7 standards
                                - Ability to prioritize and perform work effectively according to established timelines
                                - Understands impact on individual departmental interfaces affected by implementation
-----------------------------------------------------------------------------------------------------------------------------
 Network Administrator          - Knowledge of client's networking infrastructure
                                - Understanding of client's in-house network standards
                                - Knowledge of site preparation requirements for Horizon Business Folder system and network
                                - Knowledge of TCP/IP protocols, Windows 98/2000, and Windows NT
                                - Ability to teach others
                                - Troubleshooting/problem solving skills
-----------------------------------------------------------------------------------------------------------------------------
 System Administrator           - Knowledge of relational databases and SQL queries
                                - Understanding of client's in-house security practices and standards
                                - Knowledge of trouble shooting practices and guidelines
                                - Knowledge of system maintenance, backups, upgrades, and interfaces
                                - PC and MS Windows skills
                                - Training on Microsoft SQL administration and Windows NT
                                - Understanding of Microsoft SQL Server and it's administration
                                - Strong problem solving skills
                                - Thorough understanding of Client/Server systems
                                - Strong communication and interpersonal skills
                                - Organizational skills
                                - Negotiating skills
                                - Acceptance by colleagues
                                - Technical background
                                - System implementation experience
-----------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.

-------------------------------------------------------------------------------------------------------------------------------
            CUSTOMER RESPONSIBILITIES                                  MCKESSON RESPONSIBILITIES ARID DELIVERABLES
-------------------------------------------------------------------------------------------------------------------------------
 - Participate in the Horizon Business Folder site              - Assign McKesson Horizon Business Folder project team
   assessment and all planning, analysis, and data              - Conduct the following:
   gathering activities and meetings                               - Kickoff meeting
 - Assign resources according to the Horizon Business              - Site assessment
   Folder Customer Profile document                                - Business office consultation, planning and analysis
 - Provide knowledgeable network technician to assist in             session
   the network assessment (per contract) who:                   - Develop project plan for overall implementation
   understands environment, can provide a schematic of          - Network assessment by Technology Services (per
   the network layout, access to the data center and              contract)
   communication closets, and administrative privileges         - Communicate site preparation requirements
   and passwords to respective networking devices               - Consult on hardware and technical environment setup
 - Assist with development of project plan for                    requirements
   implementation                                               - Along with Customer resources, generate Project Charter
 - Sign off on Project Charter document                           document
 - Begin site preparation activities:
    - Develop Infrastructure Plan
-------------------------------------------------------------------------------------------------------------------------------
 - Order hardware                                               - Perform Horizon Business Folder software and component
 - Complete site preparation activities:                          installation/configuration:
    - Install network drops, phone lines, electrical               - MS-SQL database
      connections and provide TCP/IP addresses and                 - Horizon Business Folder Agents and Servers
      domain structure information                                 - Third party hardware [i.e. Scanner(s)] and Jukebox
 - Notify McKesson upon completion of site preparation             - Horizon Business Folder Workstations
   activities                                                   - Verify functionality of all system modules and
 - Inventory hardware and provide a list of all inventory         communications
   received to project manager
 - Work with McKesson resources to install and
   configure Horizon Business Folder software and
   additional hardware components (scanners,
   workstations, jukeboxes, etc.)
 - Establish network connectivity to system components
   and test
 - Participate in functionality testing
 - At the conclusion of this phase, the System
   Administrator assumes responsibility of the system
-------------------------------------------------------------------------------------------------------------------------------
 - Schedule education sessions for Horizon Business             - Provide training materials for Horizon Business Folder
   Folder                                                         training sessions
 - Attend and actively participate in the education             - Conduct education sessions at McKesson facility
 - Attend required "Third Party" training as needed:
    - MS-SQL System Administration
    - Operating System (desktop/server)
    - Crystal Reports
-------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

-------------------------------------------------------------------------------------------------------------------------------
            CUSTOMER RESPONSIBILITIES                                    MCKESSON RESPONSIBILITIES AND DELIVERABLES
-------------------------------------------------------------------------------------------------------------------------------
 - Execute Customer implementation tasks outlined in            - Execute implementation tasks and activities outlined in the
   project plan                                                   project plan
 - Define new policies and procedures for all                   - Provide test plan template
   departments involved in implementation                       - Consult on user and technical support policies and
 - Develop user support procedures                                procedures
 - Develop technical support procedures                         - Consult on development of user training plan
 - Develop user training                                        - Guide Customer project team through development of new
 - Update departmental user documentation                         policies and procedures
 - Conduct build of user profiles and security                  - Support and guidance with:
 - Assist with interface integration                               - User profile and security setup
                                                                - Conduct interface integration
-------------------------------------------------------------------------------------------------------------------------------
 - Assist in finalization and testing of interfaces, COLD       - Finalize and test all interfaces, COLD files, and workflow
   and workflow modules                                           processes
 - Verify functionality of Horizon Business Folder              - Assist in conducting integrated system testing and issue
   components, features, and communications                       resolution
   (connectivity)
 - Test interface functionality
 - Test workflow procedures
 - Test technical procedures and processes
 - Assist in the management of the project plan
 - Assist in the execution of project plan tasks
 - Identify and resolve process and procedural issues
 - Test user support procedures
 - Participate in integrated system testing
 - Perform volume testing
-------------------------------------------------------------------------------------------------------------------------------
 - Schedule user training sessions                              - Provide training materials for Horizon Business Folder
 - Conduct training sessions for trainers                         training sessions
 - Execute user training                                        - Assist with verification of latest software
 - Participate in pre-live assessment                           - Review of technical downtime procedures
 - Develop live date plan and identify key people for live      - Conduct technical and application pre-live assessment
   date support                                                 - Provide live date Project Plan template
 - Set up and verify operational live date environments         - Assist with verification of operational training and live date
 - Identify and resolve process and procedural issues             environments
                                                                - Review Horizon Business Folder Pre-live Check List with
                                                                  Customer
                                                                - Review final preparation of live date plan
-------------------------------------------------------------------------------------------------------------------------------
 - Assist in production mode planning and procedures            - Provide guidance to Customer on production planning and
 - Identify and resolve process and procedural issues             procedures definition
 - Prepare for first live date                                  - Conduct go-live meeting at Customer site
 - Attend go-live on-site meeting                               - Initiate turnover to Customer Service
 - Complete initial first live date event                       - Provide support during initial go-live phase
 - Evaluate project                                             - Conduct follow-up meeting with Customer to evaluate
 - Transition from implementation services to support two         implementation results
   (2) weeks post go-live                                       - Structured transition to support two (2) weeks post go-live
 - Participate in post go-live assessment                       - Conduct technical and application post-live assessment
-------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                                HORIZON SURGICAL
                               MANAGER SERVICEPATH

SERVICEPATH DELIVERABLES

The Horizon Surgical Manager ServicePath deliverables by phase are:

-------------------------------------------------------------------------------------------------------------------------------
           PHASE                                                DELIVERABLES
-------------------------------------------------------------------------------------------------------------------------------
 8.  Planning and Analysis      - McKesson Project Management
                                - Implementation kickoff
                                - Project plan template
                                - Initial planning conference call
                                - Project Launch and Education Strategies meeting
                                - Project plan development guidance
                                - Hardware capacity and infrastructure planning assistance
                                - Deliver interface documentation
                                - Deliver product documentation
-------------------------------------------------------------------------------------------------------------------------------
 9.  Technical Setup            - HSM Software installation and setup
                                   - Database
                                   - Interface Gateway
                                   - Print Server
-------------------------------------------------------------------------------------------------------------------------------
 10. Customer Education         - Application Training course
                                - Windows Client Server Administration course (only if not previously attended for scheduling implementation)
                                - Windows Client Server Administration with Horizon Surgical Manager course
                                - Database Structures for Report Writing course
-------------------------------------------------------------------------------------------------------------------------------
 11. Process and Product        - Database building consulting session
     Design and Build           - Implementation and technical support and guidance during:
                                   - Process and workflow definition
                                   - Data gathering
                                   - Database building
                                   - Reporting needs definition
                                   - Resource coordination
                                   - User support definition
                                   - Routine maintenance and disaster recovery planning
                                   - Development of user training
-------------------------------------------------------------------------------------------------------------------------------
 12. Process and Product Test    - Assist with test bulk load of patient demographics (if required)
-------------------------------------------------------------------------------------------------------------------------------
 13. User Training and           - Productive use plan guidelines
     Productive Use Planning
-------------------------------------------------------------------------------------------------------------------------------
 14. Productive Use and          - Monitor final bulk load of patient demographics (if required)
     Transition to Support       - On site and remote productive use support
                                 - Structured transition to support
                                 - Post live audit
-------------------------------------------------------------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

SERVICEPATH LENGTH

The overall length of the Horizon Surgical Manager ServicePath is up to 6 months from the project launch session through the productive use phase. The ServicePath is complete 3 weeks after first phase productive use, or 6 months from the project launch session, whichever comes first.

*NOTE: The ServicePath length does not reflect the total length of time involved in completing the deployment process throughout the enterprise. Deployment completion is a customer driven initiative based on resource allocation and/or organizational requirements.

THE CUSTOMER PROFILE

The following table lists the skills/knowledge of personnel required to start a ServicePath and implement Horizon Surgical Manager.

       PERSONNEL                 SKILLS/KNOWLEDGE                            CHARACTERISTICS
       ---------                 ----------------                            ---------------
HSM Project             -   Knowledge of PCs and MS            -   Provide overall management of the implementation
Manager                     Windows                            -   Act as a liaison with McKesson and project team
                        -   Project management skills,             members
                            principles and practices           -   Manage integration issues at all levels
FTE                     -   System implementation              -   Assign implementation tasks
0.50-1.0                    experience recommended             -   Manage time lines
                        -   Knowledge of organization's        -   Resolve issues
                            business needs                     -   Develop policies and procedures for enterprise
                        -   Clinical and Information Systems       integration
                            background recommended             -   Produce documentation
                        -   Ability to commit full-time        -   Basic understanding of client/server systems
                            through the beginning stages       -   Responsible for continued rollout effort of HSM to
                            of the implementation process          other resource units/facilities

HSM Application         -   Knowledge of PCs and MS            -   Provide on-going first-level application support
Administrator               Windows                            -   On-going maintenance of application (i.e. tables,
                        -   Knowledge of organization's            practitioners, procedures, system features, etc.)
                            business needs                     -   Help to develop policies and procedures for adding
FTE                     -   Knowledge of organization,             and/or editing database information
0.50-1.0                    enterprise and surgical services   -   Assist with quality assurance process
                            methodologies                      -   Works in conjunction with TPM to coordinate system
                        -   Negotiating skills                     upgrades
                                                               -   Manage application security

HSM Resource Unit       -   Knowledge of PCs and MS            -   Perform database creation and entry
Expert(s)                   Windows                            -   Provide information on resource unit requirements
                        -   Strong departmental background     -   Identify and communicate resource unit specific
                        -   Strong communication and               reporting needs
FTE 0.50 (per               interpersonal skills               -   Gather necessary data to build the database
scheduling unit)        -   Ability to teach others and        -   Demonstrate/promote the system to other users
                            exhibit patience, understanding,   -   Provide support to other resource unit users
                            and troubleshooting skills         -   Supply information to assist with quality assurance
                        -   Knowledge of organization and          process
                            enterprise                         -   Supply industry regulation information
                        -   Negotiating skills

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

       PERSONNEL                 SKILLS/KNOWLEDGE                            CHARACTERISTICS
       ---------                 ----------------                            ---------------
Supply Expert(s)        -   Knowledge of supply processes      -   Evaluate existing surgical supply list and update for
                            and preference lists within the        accuracy
                            department                         -   Act as liaison with materials management department
FTE                                                            -   Assist with evaluation of interface functionality where
0.50 (per location)                                                appropriate


Training Expert(s)      -   Knowledge of PCs and MS            -   Coordinate the availability of a training facility
                            Windows                            -   Plan and execute Microsoft Windows training as
                        -   Skilled in instructional design        needed
FTE                         from needs assessment to           -   Plan and execute Horizon Surgical Manager training
0.30                        course development                     to include all appropriate functionality
                        -   Skilled in training delivery
                        -   Ability to disseminate knowledge
                            about systems to all users in the
                            enterprise

Network                 -   Knowledge of PCs, MS Windows       -   Install and maintain operating systems on both
Administrator               and desktop operating systems          client and server
                        -   Knowledge of networks,             -   Supervise network cabling
                            communication protocols, and       -   Install printers and drivers to accommodate
                            Windows NT Server                      printing needs
FTE                     -   Understanding of network           -   Ensure sustained connection of workstations to
0.10                        infrastructure and hardware            system servers
                        -   Troubleshooting/problem solving    -   Manage network security
                            skills                             -   Provide network and hardware support
                        -   Ability to supervise the           -   Provide third-party software support
                            enterprise's overall networks
                        -   Understanding of web browser
                            technology


Technical Project       -   Knowledge of PCs, MS Windows       -   Acts as primary technical contact with McKesson
Manager                     and desktop operating systems          team
                        -   Troubleshooting/problem solving    -   Understand Structured Query Language (SQL)
                            skills                             -   Understand SQL server configuration and install
FTE                     -   Database administration                process
0.25 - 0.75                 knowledge                          -   Understand HSM and database utilities
                        -   Technical background               -   Perform routine verification of database to ensure
                        -   MS SQL knowledge                       consistency
                        -   Thorough understanding of          -   Perform periodic and on-going database maintenance
                            client/server system                   and administration
                                                               -   Ensure that back-up and disaster recovery procedures
                                                                   are in place and manage SQL security
                                                               -   Monitor system performance and make improvements
                                                               -   Coordinate system upgrades

Report Writer Expert    -   Knowledge of PCs and MS            -   Develop third-party report writing process
                            Windows                            -   Work with users to determine enterprise reporting
                        -   Troubleshooting/problem solving        needs
FTE                         skills                             -   Understand usage of SQL to produce reports
0.20                    -   Knowledge of SQL report writer     -   Learn HSM database structure
                                                               -   Use third-party SQL report writer to develop reports for
                                                                   internal distribution

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

       PERSONNEL                 SKILLS/KNOWLEDGE                            CHARACTERISTICS
       ---------                 ----------------                            ---------------
Interface               -   Knowledge of PCs, MS Windows,      -   Understand the enterprise's existing information
Administrator               and desktop operating systems          systems
                        -   Troubleshooting/problem solving    -   Assess enterprise's interface needs
                            skills                             -   Communicate with McKesson concerning interface
FTE                     -   Understanding of HL7 Interface         requirements
0.20                        standards and guidelines           -   Establish data mapping where necessary
                        -   Understanding of network           -   Supervise internal interface projects that relate to
                            technologies                           Horizon Surgical Manager
                                                               -   Ensure accuracy of interface connectivity
                                                               -   Verify integrity of interface data
                                                               -   Test data transfer
                                                               -   Support interface in production environment

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003
CONSULTING SERVICES

The following table defines the Horizon Surgical Manager Level 2 consulting service deliverables included in the ServicePath.

  DELIVERABLES                     FOCUS/GOALS                     LENGTH          ATTENDEES BY PROFILE*
  ------------                     -----------                     ------          ---------------------
Database building       -   Begin foundational build of database   4 days       -  Project Manager
session                 -   Finalize enterprise wide naming        Customer     -  Resource Unit Expert(s)
                            conventions                            education    -  Key Users
                        -   Organize and build resources           facility     -  Training Expert
                            (pools)
                        -   Continually monitor accuracy of                     Prerequisite: POR100 and PRM100 or
                            database build                                      PHS100 and PRM100
                        -   Evaluate anticipated scheduling
                            scenarios
                        -   Review Database Building II
                            preparation requirements


Database Building II    -   Begin enhanced build of database       4 days       -  Project  Manager
Session                 -   Discussion regarding visit             Customer     -  Resource Unit Expert(s)
                            management using the HSM Visit         education    -  Key Users
                            window                                 facility        Training Expert
                        -   Identify responsibilities to
                            maintain system                                     Prerequisite: Database Building I
                        -   Discuss down-time processes                         Session

First Productive Use    -   Provide on site first productive       Up to 3      -  Project Team
Assistance                  use support                            days
                                                                   Customer     Prerequisite: Travel and on site
                                                                   location     assistance to take place Monday
                                                                                through Friday

Post Live Audit         -   Provide remote technical assistance    Up to 3      -  Technical Project Manager
                            to evaluate system configuration       days         -  Application Administrator
                        -   Provide remote technical               Customer     -  End Users
                            assistance to confirm accurate         location
                            database maintenance and
                            back ups
                        -   Observe users in work environment                   Prerequisite: Scheduling with HSM for 6
                            to evaluate application usage                       months
                        -   Provide users with hints and                        Service to expire if not used within 12
                            shortcuts to enhance scheduling                     months of first productive use
                            efficiency
                        -   Conduct review of database build and
                            scheduling processes for maximum
                            efficiency
                        -   Provide written document
                            summarizing audit results



Note: If additional attendees are purchased for Scheduling Training, the same individuals may also attend the Database Building sessions.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


CUSTOMER AND MCKESSON RESPONSIBILITIES

The following table lists Customer responsibilities and McKesson responsibilities with implementation deliverables.

                        PHASE 1 - PLANNING AND ANALYSIS



             CUSTOMER RESPONSIBILITIES                               MCKESSON RESPONSIBILITIES AND DELIVERABLES
             -------------------------                               ------------------------------------------
-  Participate actively in the Horizon Surgical Manager        -   Establish McKesson Horizon Surgical Manager project
   site assessment and all planning and analysis                   team
   meetings and activities                                     -   Provide project management activities related to:
-  Designate resources according to listed Customer                -  Facilitation and coordination of McKesson
   Profile for Horizon Surgical Manager                               cross-functional activities
-  Manage the implementation project through enterprise            -  Provide 'single point of contact' for
   rollout completion                                                 product specific implementation issues
-  Complete capacity planning worksheet                            -  Coordinate routine conference calls to address
-  Develop project plan with assistance from McKesson                 status, problem resolution and other issues
-  Develop overall training plan                                      affecting the success of the project
-  Identify user support needs                                 -   Conduct:
-  Develop infrastructure plan and order hardware                  -   Site assessment
                                                                   -   Kick-off call
                                                                   -   Planning and analysis assistance
                                                                   -   Project Launch Workshop
                                                                   -   Education Strategies Meeting


                           PHASE 2 - TECHNICAL SETUP

             CUSTOMER RESPONSIBILITIES                               MCKESSON RESPONSIBILITIES AND DELIVERABLES
             -------------------------                               ------------------------------------------
-  Perform technical environment installation and setup:       -   Consult on the technical environment setup for Horizon
   -  Server operating system                                      Surgical Manager
   -  Drive configuration                                      -   Perform Horizon Surgical Manager software installation
   -  Network communications                                       and setup:
   -  Microsoft SQL software                                       -   Microsoft SQL database
-  Work with McKesson to install Horizon Surgical                  -   Interface gateway
   Manager software components                                     -   Print server
                                                               -   Verify Horizon Surgical Manager components and
                                                                   communications

                          PHASE 3 - CUSTOMER EDUCATION


             CUSTOMER RESPONSIBILITIES                               MCKESSON RESPONSIBILITIES AND DELIVERABLES
             -------------------------                               ------------------------------------------
-  Attend and actively participate in the Horizon Surgical     -   Deliver Horizon Surgical Manager education.
   Manager education at a McKesson facility and at                 -   Scheduling training
   customer site                                                   -   Windows Client Server Administration
-  Attend 'Third Party' training, as needed:                       -   Windows Client Server Administration with  Horizon
   -  Microsoft SQL class                                              Healthcare Scheduling
   -  Operating System (server/desktop)                            -   Windows Client Server Administration with Horizon
   -  Report Writer                                                    Surgical Manager
                                                                   -   Database Structures for Report Writing training

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                 PHASE 4 - PROCESS AND PRODUCT DESIGN AND BUILD

             CUSTOMER RESPONSIBILITIES                               MCKESSON RESPONSIBILITIES AND DELIVERABLES
             -------------------------                               ------------------------------------------
-  Execute customer implementation tasks and                   -   Execute implementation tasks and activities outlined in
   activities as outlined in the project plan                      the project plan for McKesson/HSM
-  Perform data gathering activities                           -   Assist with bulk load of item master and other agreed
-  Develop application test plans                                  upon conversions
-  Attend database building consulting session                 -   Deliver database building consulting session
-  Complete database building and testing                      -   Consult on data gathering and database building issues
-  Define reporting needs:                                     -   Consult on data structure issues for customer's custom
   -  Develop all custom reports                                   report writing
   -  Ongoing report maintenance                               -   Provide test plan template
-  Develop user support procedures                             -   Consult on user and technical support policies and
-  Develop technical support procedures                            procedures
-  Perform process, policy and procedure definition            -   Consult on development of user training plan
-  Develop user training


                       PHASE 5 - PROCESS AND PRODUCT TEST

             CUSTOMER RESPONSIBILITIES                               MCKESSON RESPONSIBILITIES AND DELIVERABLES
             -------------------------                               ------------------------------------------
-  Conduct initial stress testing, record response times       -   Assist with test bulk load of patient demographics (if
   and error messages, repeat stress testing (as                   required)
   needed)                                                     -   Provide remote assistance with application testing and
   -  Verify functionality of HSM components,                      issue resolution
      features, and communications (connectivity)              -   Provide quality assurance review of database
   -  Load test system                                         -   Provide remote assistance with system feature, function,
-  Test workflow procedures                                        and stress testing
-  Test technical procedures and processes
-  Test scheduling procedures for accuracy
-  Identify and resolve process and procedural issues
-  Test user support procedures
-  Conduct application, device and performance testing

               PHASE 6 - USER TRAINING AND PRODUCTIVE USE PLANNING

             CUSTOMER RESPONSIBILITIES                               MCKESSON RESPONSIBILITIES AND DELIVERABLES
             -------------------------                               ------------------------------------------
-  Assist in the execution of project plan tasks               -   Assist with verification of latest software
-  Assist in the management of the project plan                -   Conduct review of technical downtime procedures
-  Identify and resolve process and procedural issues          -   Provide productive use project plan template
-  Execute user training                                       -   Assist with verification of operational training and
-  Develop productive use plan and identify key people             productive use environments
   for productive use support                                  -   Conduct review of HSM pre-productive use check list with
-  Set up and verify operational productive use                    customer
   environments                                                -   Review final preparation of productive use plan: resources and interface activation

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


               PHASE 7 - PRODUCTIVE USE AND TRANSITION TO SUPPORT


             CUSTOMER RESPONSIBILITIES                               MCKESSON RESPONSIBILITIES AND DELIVERABLES
             -------------------------                               ------------------------------------------
-  Assist in the execution of project plan tasks               -   Provide pre-productive use checklist
-  Assist in the management of the project plan                -   Assist with removal of test patient data as needed
-  Identify and resolve process and procedural issues          -   Monitor final bulk load of patient demographics (if
-  Prepare for first productive use                                applicable)
-  Remove test patient data, perform final bulk load of        -   Provide on site and remote productive use support
   patient demographics, enter future appointments             -   Provide structured transition to support
-  Complete parallel operations                                -   Provide post live audit
-  Complete initial first productive use event
-  Evaluate project
-  Transition from Implementation Services to Customer
   Support Services

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

                           PROJECT PROGRAM MANAGEMENT
                               SERVICE DESCRIPTION

The Project/program starts with the planning phase. McKesson, with input from Customer personnel, will create a program plan. This plan will detail the start and Live Dates to support implementation of the Software applications. Additionally, McKesson will develop the necessary Project infrastructure, mobilize the Project team, and educate the team about the Project. The Project planning work will be conducted during the first three (3) months after the Contract Supplement Effective Date.


             MCKESSON RESPONSIBILITIES                                         CUSTOMER RESPONSIBILITIES
             -------------------------                                         -------------------------
   -  Develop overall program plan and milestone chart.        -   Review and provide input to the program plan and
   -  Develop program charter.                                     program charter.
   -  Develop program kick-off presentation.                   -   Attend and present at the program kick-off meeting.
   -  Conduct program kick-off meeting.                        -   Provide input into the development of the program
   -  Define and develop program documentation                     documentation standards.
      standards.                                               -   Acquire the necessary Customer resources for the
   -  Acquire the necessary McKesson resources for the             project.
      project.


           DELIVERABLE NAME                                                       DELIVERABLE DESCRIPTION
           ----------------                                                       -----------------------
-  Program Plan and Milestone Chart                            -  The program plan (starting with the standard
                                                                  McKesson implementation plans and incorporating
                                                                  other services and needs) and milestone chart will
                                                                  outline all of the projects for the program. For each
                                                                  project the major tasks and milestones will be
                                                                  identified. For all tasks the start date, end date, any
                                                                  dependencies, and responsible party will be
                                                                  identified.

-  Program Charter                                             -  The program charter will document the overall scope
                                                                  of the program and each major project. The program
                                                                  charter will include applications, Facilities,
                                                                  resources, Implementation Services to be provided,
                                                                  overall timelines, and known issues and risks.

-  Program Documentation Standards                             -  Program documentation standards will define the style
                                                                  and format of the deliverables that will be produced
                                                                  in Microsoft Word, Microsoft Excel, and
                                                                  PowerPoint.

-  Program Kick-off Presentation                               -  The program kick-off presentation will outline for the
                                                                  project team the overall scope of the program and
                                                                  acquaint team members with each other, key
                                                                  processes, and near term tasks.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

PROJECT/PROGRAM MANAGEMENT OFFICE

McKesson and Customer will jointly staff the program management office. McKesson will staff a full-time dedicated Program Manager. Customer will provide a full-time Program Manager. The McKesson and Customer Program Manager are responsible for all daily activities associated with the Project/Program, communicating with executives of both organizations, and reporting timely status.


             MCKESSON RESPONSIBILITIES                                         CUSTOMER RESPONSIBILITIES
             -------------------------                                         -------------------------
-  Provide a dedicated Program Manager.                        -  Provide a dedicated Program Manager.
-  Provide overall program management to include               -  Designate a single point of contact for all McKesson
   schedule management, risk management, quality                  communications regarding the Implementation
   management, scope management, and                              Servies associated with this Contract.
   communication management.                                   -  Review and provide input to the program plan on
-  Update program plan on a monthly basis.                        monthly basis.
-  Develop monthly program status reports.                     -  Provide input and review monthly status reports.
-  Conduct monthly program status meetings.                    -  Participate in the monthly program status meetings.
-  Notify Customer in a timely manner of any issues            -  Administrative leadership of Customer will participate
   that may jeopardize timely service performance.                in the Delivery Team status meetings at the Facilities.
                                                               -  Provide overall program management to include
                                                                  schedule management, risk management, quality
                                                                  management, scope management, and
                                                                  communication management.
                                                               -  Provide support in navigation and communication
                                                                  across Customer resources.
                                                               -  Review and approve McKesson invoices in a timely
                                                                  manner.
                                                               -  Notify McKesson in a timely manner of any issues
                                                                  that may jeopardize timely service performance.

        DELIVERABLE NAME                                          DELIVERABLE DESCRIPTION
        ----------------                                          -----------------------
-  Updated Scope Document                           -  Updated Scope Document including the items
                                                       outlined in the Project planning section of this
                                                       document.

-  Updated Program Plan and Milestone               -  Updated program plan and milestone chart
   Chart                                               including the items outlined in the Project
                                                       planning section of this document.

-  Program Communications                           -  Memos, program newsletter and other
                                                       communications related to the program,
                                                       utilizing the document standards.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

ISSUE TRACKING AND RESOLUTION

All Project team members will have the ability to log issues. McKesson will have overall responsibility to monitor and report against the issue log. Issues will be formally reviewed in status meetings and key issues requiring management attention reported on status reports. If an issue is of high priority (e.g., significantly impacts the timing of implementation) the issue will be addressed immediately. It will be the responsibility of program management (McKesson and Customer) to ensure that all issues are assigned to the appropriate party for resolution and that the issues get resolved in a timely manner.

ISSUE ESCALATION PROCESS

McKesson and Customer agree to the following escalation process for the Project. Any issues associated with the project will be directed to the McKesson and/or Customer Program manager. If the issue cannot be resolved in a timely fashion by the appropriate manager, the issue will be escalated to the Project Sponsor(s) of each organization. The project sponsor(s) will determine the resolution action.


             MCKESSON RESPONSIBILITIES                                         CUSTOMER RESPONSIBILITIES
             -------------------------                                         -------------------------
-  Develop and manage an Issue Tracking Database               -   Assist with the development of issue tracking
   that Customer/McKesson will have access to at                   database where McKesson/customer can access
   all times.                                                  -   Provide timely logging, assignment, review,
-  Document Issue Escalation Process.                              management, and reporting of issues.
-  Provide timely logging, assignment, review,                 -   Provide timely decision-making to close issues
   management, and reporting of issues.                            assigned to Customer.
-  Provide timely decision-making to close issues
   assigned to McKesson.


           DELIVERABLE NAME                                                       DELIVERABLE DESCRIPTION
           ----------------                                                       -----------------------

-  Issue Tracking Database                                     -   The issue-tracking database will track issue
                                                                   description, priority (high, medium, low), status,
                                                                   responsible party, open and closed dates, location,
                                                                   and resolution.
-  Issue Escalation Process                                    -   The issue escalation process will identify the
                                                                   mechanisms to elevate awareness and close issues
                                                                   in a timely fashion to prevent disruption to the
                                                                   program.


RISK MANAGEMENT

The program management office will utilize a risk management matrix to identify and address risk through monitoring and analysis of factors that may impact the Program. The program management office will track the risks (defined as items outside of the control of the Program that can have a negative impact on the Program) and report any significant risks in the program management office's monthly status report.



             MCKESSON RESPONSIBILITIES                                         CUSTOMER RESPONSIBILITIES
             -------------------------                                         -------------------------
-  Responsible for overall risk management process.            -   Monitor, evaluate and report risk factors through the
-  Develop and maintain Risk Management Matrix                     status eporting process.
-  Monitor, evaluate and report risk factors through
   the status reporting process.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

           DELIVERABLE NAME                                                       DELIVERABLE DESCRIPTION
           ----------------                                                       -----------------------
-  Risk Management Matrix                                      -   The risk management matrix will track risk description,
                                                                   probability (high, medium, low) of risk realization,
                                                                   potential impact, date of potential realization,
                                                                   mitigation plans, and responsible party.


PROJECT REVIEW AND QUALITY CONTROL

McKesson will implement a Quality Management Plan. This plan includes quality review checkpoints during the project. The materials covered in each quality review will be: project scope, issues, risks, resource analysis, and go-forward recommendations as they relate to the topic of the quality review. The Program Management Office will have responsibility to develop the necessary materials for each quality review. The following is a brief description of the quality review checkpoint.

         - Quality Review Checkpoint #1 - Design - the completion of the Design process will confirm the design for the application(s). This quality review checkpoint will focus on outstanding issues, gaps, change requests, and recommendations to address the gaps.

         - Quality Review Checkpoint #2 - Training Approach - review of the training approach is required to ensure Customer management understands the curriculum, scheduling requirements, timing, resource/facility needs, and reporting process.

         - Quality Review Checkpoint #3 - Integration Test - the integration test quality review checkpoint is the most critical review. During this review, the Project team will make a decision to progress toward the Live Date. Outstanding issues and risks will be reviewed and action items assigned with due dates to help address critical items prior to the Live Date.

         - Quality Review Checkpoint #4 - Live Date Preparation - the quality review associated with Live Date preparation is a combination of three (3) projects tasks that must all come together in order to have a successful Live Date. The three
                  (3) tasks are:

                  - During the mock go-live testing phase, tasks will be performed to replicate the events that will need to take place at the time of the Live Date. Customer will have a representative group of hospital end users perform tasks that best simulate the events that will take place the night of the actual Live Date.

                  -        A completed detailed go-live plan.

                  -        Completed training materials.

         - Quality Review Checkpoint #5 - Production Support - the Project team will provide support for a minimum of one (1) week after the Live Date. At that time, the Project team will review any outstanding issues and assess the need for continued support.


             MCKESSON RESPONSIBILITIES                                         CUSTOMER RESPONSIBILITIES
             -------------------------                                         -------------------------
-  Responsible for development and management of               -   Program Manager will review and provide input to
   the quality plan.                                               the quality plan.
-  Develop quality review checkpoint materials.                -   Develop quality review checkpoint materials.
-  Conduct quality review checkpoint meetings.                 -   Participation in quality review checkpoint meetings.


           DELIVERABLE NAME                                                       DELIVERABLE DESCRIPTION
           ----------------                                                       -----------------------
-  Quality Plan                                                -   An overall quality plan will outline the tasks that the
                                                                   project will perform to help ensure quality is
                                                                   managed.
-  Quality Review Checkpoint Materials                         -   The materials developed/reviewed for each quality
                                                                   review checkpoint will include: project scope,
                                                                   issues, risks, resource analysis, and go-forward
                                                                   recommendations as they relate to the topic of the
                                                                   quality review checkpoint.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

SCOPE AND PROJECT CHANGE CONTROL

- Changes could include changes requested by departments as well as scope changes for the Program. It is imperative that, if a change is necessary, the team understands the impact across all departments and applications before making a decision. McKesson and Customer will define a change control process. The request for change must be led by the department requesting the change. Once a change request is received it will be logged, analyzed and discussed at the regularly scheduled change control meeting.

- This change control process includes changes associated with scope and changes to application setup. The change control process will have a tracking database. A separate meeting will be scheduled monthly or as necessary to discuss items requested for change. Emergency needs to address patient care and/or regulatory issues will be addressed as quickly as possible. Emergency meetings will be called in these instances.

- Each scope change for the project will include documentation to support the change, financial analysis of the change, and impact/risks to the Project if the change is not approved. Once the scope change has been documented, it will be presented to program management for consideration and discussed, if necessary, at program status meetings. Provided program management supports the change, it will be presented to the Project Sponsor(s) for approval.

- While each application is being implemented, McKesson expects that Customer will stop or freeze (with exceptions to regulatory and patient care issues) all changes being made to existing applications that will be impacted by this Project. This will help maintain scope and resource effort for this Project.


             MCKESSON RESPONSIBILITIES                                         CUSTOMER RESPONSIBILITIES
             -------------------------                                         -------------------------
-  Document the change control process.                        -  Review and provide input to the documented change
-  Provide documentation to support change                        control process.
   requests.                                                   -  Provide documentation to support change requests.
-  Lead the change control meetings.                           -  Participate in change control meetings.
-  Log change requests in the change control log.              -  Log change requests in the change control log.
-  McKesson will not perform any out of scope                  -  Provide prompt decisions regarding requested
   Implementation Services unless a change order                  changes.
   has been signed by both parties.                            -  Freeze changes to current applications while
-  Create and maintain change control log.                        performing the implementation, unless the change is
                                                                  patient care, required for regulatory purposes or
                                                                  required for a change in technology.


           DELIVERABLE NAME                                                       DELIVERABLE DESCRIPTION
           ----------------                                                       -----------------------
-  Change Control Process                                      -   The Change Control Process will document how a
                                                                   change is migrated through the approval process.
-  Change Log                                                  -   The Change Log will track all change requests, the
                                                                   impacted systems, who approved or disapproved the
                                                                   changes, date change was approved or disapproved,
                                                                   and any financial impact to the project.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


                               END USER TRAINING
                              SERVICE DESCRIPTION

McKesson is proposing a hybrid education plan to ensure consistency of training and aptitude for all IASIS Health System users. Meetings were held with executive staff from IASIS to determine scope for the project. Through our leadership position in the industry and commitment to service excellence, McKesson is uniquely qualified to provide assistance in this initiative with IASIS Health System. To facilitate your review, we have organized our proposal in the following sections:

   -   Our Understanding
   -   Scope
   -   Approach
   -   Assumptions
   -   Critical Success Factors
   -   Resources
   -   Summary

                               OUR UNDERSTANDING

It is our understanding that IASIS Health System will begin a rapid deployment (120 days) implementation for the STAR system at Unknown Facility in addition to implementations for clinical systems at all regions.

This scope of work was developed to focus on the unique requirements of that STAR implementation. In addition, IASIS Health System can leverage the clinical curriculum guides, job aids, technology tools and instruction methodology developed for Unknown Facility and apply it across the entire IASIS Health System. The following systems under consideration for the end user education initiative are as follows:

-   Unknown Facility   - STAR Patient Accounting/Receivables Workstation,
    Patient Processing, Order Management, Medical Records,
    Laboratory (General), Radiology, Pharmacy
-   Unknown Facility - Horizon AdminRx
-   Unknown Facility - Horizon Expert Documentation
-   Unknown Facility - Horizon Order Management
-   Unknown Facility - Horizon Patient Folder (Physician only)
-   Horizon(WP) Physician Portal (all 15 facilities)

                                     SCOPE

The following training modalities have been included in our approach:

                    Distance Learning PlayBack Plus Course:

- Created to provide product overviews along with general information on using the system.

-  Available for 24x7 access.

- Two (2) Distance Learning PlayBack Plus Course will be created to meet the Clinician staff needs.



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Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

Topics to include:


PLAYBACK COURSE TITLE: HORIZON ORDER MANAGEMENT

         AUDIO LESSON                                    SIMULATION
INTRODUCTION
1.1 Introduction and Course Objectives
1.2 Logging In and Out of Horizon Clinicals           Hands-On
1.3 Overview of Orders

2ND TOPIC TITLE:
2.1 Accessing Orders and Selecting a Patient          Hands-On

3RD TOPIC TITLE:
3.1 Placing a new order                               Hands-On
3.2 Placing a Dietary Order                           Hands-On
3.3 Ordering Sets                                     Hands-On

4TH TOPIC TITLE:
4.1 Schedule Manager
4.2 Review/Modifying an order                         Hands-On
4.3 Hold/Resume/Discontinue/Cancel order              Hands-On
4.4 Acting on an order                                Hands-On

5TH TOPIC TITLE:
5.1 Changing/Canceling status of an occurrence        Hands-On
5.2 Review order results                              Hands-On
5.3 Charting results for an occurrence                Hands-On

PLAYBACK PLUS COURSE TITLE: HORIZON EXPERT DOCUMENTATION

1ST TOPIC       AUDIO LESSON                                   SIMULATIONS
TITLE:
Introduction    1.1 Introduction and Course Objectives
                1.2 Opening and Closing HED                    Hands-On
                1.3 Access Charting and Select a Patient       Hands-On
                1.4 Result Types

2ND TOPIC TITLE:
Overview of    2.1 Introduction
HED
               2.2 Access the Chart Panel                      Hands-On
               2.3 Navigate a class in Chart Mode              Hands-On
               2.4 Reset Documentation Time                    Hands-On

3RD TOPIC TITLE:
Charting       3.1 Enter results in a patient's chart          Hands-On
Results
               3.2 Jump to a class in the Flowsheet tab        Hands-On
               3.3 Select Result Labels                        Hands-On
               3.4 Using Chart Panel widgets                   Hands-On
               3.5 Review charting before saving               Hands-On
               3.6 Inactivate Charting                         Hands-On



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Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003

PLAYBACK PLUS COURSE TITLE: HORIZON EXPERT DOCUMENTATION

1ST            AUDIO LESSON                                    SIMULATIONS
TOPIC
TITLE:
4TH TOPIC TITLE:

View Results   4.1 View results in a patient's chart           Hands-On
               4.2 Jump to a class in the Flowsheet tab        Hands-On
               4.3 Navigate a class in Review mode             Hands-On
               4.4 View result details                         Hands-On
               4.5 Modify result details                       Hands-On


- These will be custom designed to include IASIS Health System's unique screens and processes.

-  Standardization will be assumed across all facilities.

-  Provides a consistent delivery mechanism.

BRICK AND MORTAR TRAINING MATERIALS:

- McKesson will provide existing STAR application course guides in an electronic format for Patient Accounting/Receivables Workstation, Patient Processing, Order Management, Laboratory (General), Radiology and Pharmacy. No customization will be applied to these materials.

- McKesson will create custom course guides for specific user types/audiences. End User Content will be incorporated for Horizon Order Management, Horizon AdminRx, and Horizon Expert Documentation.

     - These will be custom designed to include Unknown Hospital's unique data environments and screens as well as their future state business processes, where appropriate.

     - Lab exercises and hands on activities will be included, where appropriate.

     - Content focus will be from the perspective of the clinical staff and the common approach they take with patients and processes associated with the system.


JOB AID TOOLS:

- Designed to deliver application-specific knowledge when and where IASIS Health System needs it.

- Provide a ready reference on how to perform common tasks using the McKesson software.

-    Developed to improve end-user performance and minimize help desk calls.

- McKesson will deliver in an electronic format for mass production by IASIS Health.

- Provided for Horizon Order Management, Horizon AdminRx, Horizon Expert Documentation, and Horizon Patient Folder - Physicians only.

ASSESSMENT:

- Provide performance checklists to assess a user's practical skills with the system.

- Provide automated content and process proficiency tests to assess the overall readiness of users for Horizon Order Management, Horizon AdminRx, and Horizon Expert Documentation.

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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

BRICK AND MORTAR CLASSROOM DELIVERY:

         - McKesson will deliver end user education for the STAR implementation per the following timeframes:

                  >        Patient Accounting/Receivables Workstation

                           >>       Fifteen (15) Days

                  >        Patient Processing

                           >>       Ten (10) Days

                  >        Order Management

                           >>       Thirty Five (35) Days

                  >        Laboratory (General)

                           >>       Ten (10) Days

                  >        Pharmacy

                           >>       Ten (10) Days

                  >        Radiology

                           >>       Ten (10) Days

         - McKesson will deliver one on one education per the following timeframes:

                  > One (1) resource for ten (10) Days per fifteen (15) facilities each for Horizon(WP) Physician Portal

                  > One Hundred (100) Physicians at Unknown Facility for Horizon Patient Folder

         - McKesson will deliver classroom-based education for approximately 50% of the end user population per the following:

                  >        Horizon AdminRx

                           >>       Three Hundred Nurses (@ 60% = 180)

                           >>       Twenty Five Pharmacy staff (@ 60% = 15)

                  >        Horizon Order Management

                           >>       Three Hundred Nurses (@ 60% = 180)

                           >>       Twenty Five Unit Secretaries (@ 60% = 15)

                           >>       One Hundred Ancillary users (@ 60% = 60)

                  >        Horizon Expert Documentation

                           >>       Three Hundred Nurses (@ 60% = 180)

                           >>       Twenty Five Unit Secretaries (@ 60% = 15)

REINFORCING END USER ADOPTION

         -        McKesson will provide after Go Live:

                  > One (1) roaming educator resource for an eight-hour shift for five (5) days for End User support for Horizon Expert Documentation, Horizon Order Management, Horizon AdminRx and Horizon Patient Folder.

                  > McKesson and IASIS Health System to determine dates and product coverage in the planning phase.


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003
                                    APPROACH

McKesson has developed a four-phase approach to meet IASIS unique training needs:

-        PHASE I: ORIENTATION/TRAINING PROGRAM PLAN DEVELOPMENT

         The project starts with the Orientation/Training Program Planning phase. This phase of work is designed to establish agreement on development guidelines, project timelines, priorities, expectations, and metrics. At the inception of this phase, McKesson will perform a readiness review. The purpose of a readiness review is to ascertain any potential barriers to the overall success of the project and proactively develop action plans for their minimization. McKesson in collaboration with IASIS Health System will develop the overall framework for the project. IASIS Health System will begin collecting data related to policies and procedures. Additionally in this phase, McKesson and IASIS Health System will begin establishing the training environments.

         The deliverables associated with Phase I include:

         >        Training Program Plan

         >        User Education Memo

         Each project deliverable will be reviewed and signed off by IASIS Health System and/or other steering committee structure mutually agreed upon.

-        PHASE II: CUSTOM CURRICULUM DEVELOPMENT (NON STAR)

         The Custom Curriculum Development phase begins with conducting session(s) to design training tools and materials. The goal of these design sessions is to engage key Users and to customize the training program to optimize adoption. These sessions will be used to quickly review, revise, and finalize training specifications according to the proposed future state design and newly developed policies and procedures. After the specifications for the curriculum and technology tool have been mutually agreed upon, the development of the training materials and tools begins. The goal during development is to produce customized course materials and tools to optimize User learning and adoption. Additionally, in this phase the completion of the set-up of the training environment(s) occur. McKesson and IASIS will validate training materials against the training environment(s) to ensure the training program is ready to maximize User efficiency and effectiveness.

         The deliverables associated with Phase II include:

         > Specifications for custom PlayBack Plus technology tool for Horizon Order Management

         > Specifications for custom PlayBack Plus technology tool for Horizon Expert Documentation

         >        Specifications for course guides

         >        Specifications for Job Aids

         >        Specifications for Automated Proficiency Testing tool

         >        Curriculum for End Users

         >        Custom Job Aid tools for End Users

         >        Custom PlayBack Plus tools pressed on CD

         >        Custom Automated Proficiency Testing tool

         >        Training environment deliverables

         Each project deliverable will be reviewed and signed off by IASIS Health System and/or other steering committee structure mutually agreed upon.

-        PHASE III: DELIVERY OF EDUCATION

                           Once the training materials have been developed and
approved by IASIS, training execution will begin. The McKesson instructor will perform the classroom based training sessions. Super Users from various departments within IASIS Health System will then be used to assist with the delivery of the End User training sessions. This forces a


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

group of Users to become very familiar with the system, to provide departmental support, help reduce the number of support calls, and create champions across the facilities.

         The deliverables associated with Phase III include:

         >        Education End User session schedule

         >        Participant sign-up sheets

         >        Conduct Classroom based End User sessions

         >        Provide feedback to project sponsor

         Each project deliverable will be reviewed and signed off by IASIS Health System and/or other steering committee structure mutually agreed upon.

-        PHASE IV: REINFORCING END USER ADOPTION

         Reinforcing End User adoption will occur after the Go Live. In this phase, McKesson will continue to prepare End Users for adopting new behaviors and new system functionality. McKesson will provide on-site resources as "roaming educators". These educators will be available to the departments and nursing units to assist just-in-time education of End Users. IASIS Health System will provide resources to compliment McKesson staff during the agreed upon coverage timeframe.

         The deliverables associated with Phase IV include:

         >        Support team schedules

         >        Support team contact list (including telephone numbers)

         >        Performance evaluation report card

         Each project deliverable will be reviewed and signed off by IASIS Health System and/or other steering committee structure mutually agreed upon.

                                   ASSUMPTIONS

General / Logistics

         - IASIS Health System will provide hardware to support a training environment and staff to support the classrooms on all shifts.

         - McKesson assumes classrooms with 12 PCs and an attendance ratio of 80%.

         - Maximum number of attendees per classroom is twelve (12). If the number of attendees exceeds requirement, IASIS Health System will provide additional training resources.

         - IASIS will manage all logistical components, including the registration processes (provide class rosters and compliance reports).

         - IASIS Health System is responsible for identifying and training staff on basic windows/GUI training prior to their attending the education.

         - IASIS Health System will promptly address resource challenges that may be identified where individuals do not have the necessary skill set or where additional resources need to be retrained.

         - Services to deliver education to end-users after IASIS has achieved a Live Date will be the responsibility of IASIS Health System.

   Delivery Training Sessions

         - McKesson provided the estimated staffing numbers included herein. Changes to said staffing numbers may result in change in scope and service fees may increase.


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

- Training delivery sessions will be conducted Monday afternoon through Friday morning. McKesson and IASIS Health System to mutually agree upon class start and stop timeframes.

- IASIS and McKesson to define hours of operation per training environment, up to ten (10) hours per instructor, including prep time, for either day or evening shift.

Curriculum Development

- McKesson will provide customized curriculum guides with lab exercises, incorporating IASIS unique screens and associated workflows for Horizon Order Management, Horizon AdminRx and Horizon Expert Documentation.

- McKesson will provide two (2) Customized Distance Learning PlayBack Plus tools -- Horizon Order Management and Horizon Expert Documentation technology tool incorporating IASIS unique screens and associated workflows.

- IASIS and McKesson will adhere to the custom curriculum guidelines outlined during Phase I.

- IASIS Health System will participate in the curriculum development process and provide timely approval of materials.

- IASIS Health System will provide timely system access for curriculum developers.

- McKesson will provide electronic source files for curriculum guides and job aid tools. McKesson recommends WORD 97 or WORD 2000/XP. McKesson assumes standardized curriculum and technology tools across all facilities. If changes are requested then additional service fees will apply.

- IASIS will provide documented future state processes and policies for incorporation into the training materials.

- All curriculum, job aid tools and distance learning tools, if applicable, can be leveraged for future use by and within IASIS Health System.

Reinforcing End User adoption

- End User adoption assistance is defined as roaming educators working eight (8) hour shifts, Monday - Friday.

                            CRITICAL SUCCESS FACTORS

McKesson has identified the following critical success factors for the training initiative for IASIS Health System:

         - Timely, open and effective communication across the organization

         - Availability of information requested by McKesson prior to commencement and throughout project life cycle

         -        Dedicated and skilled team member participation

         - Clear definition of McKesson and IASIS Health System responsibilities

         - Willingness of all participants to collectively identify and resolve issues

         -        Demonstrated IASIS Health System ownership and involvement

         -        Timely review and approval of deliverables

         - Recognition of the interdependency of people, process and technology

         -        Acceptance and commitment to change

         - Formal change management processes accepted and implemented throughout the organization

         - Knowledge transfer between McKesson and IASIS Health System employees

         -        Adherence to work plan.

It is critical that McKesson have access to key members of the executive and management teams in order to ensure that the project is aligned with the leadership and direction of the organization. Executive team members have the most comprehensive picture of organizational priorities and vision. It is also important for IASIS Health System project sponsors to choose members for the project team that are able to dedicate time and produce results in addition to their daily responsibilities. These team members should also be dedicated to change as well as have the management and analytic skills to identify and resolve issues that will arise during the project.

During the course of the project, McKesson will submit deliverables to project managers and sponsors. Timely review and approval of these deliverables will be essential to hold fast to project timelines. The IASIS Health System team as well as McKesson must keep open lines of communication and agree to adhere to the work plan as it is documented during the


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PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

project-planning phase. The guidance provided by these critical success factors as well as the project plan will help ensure that the project remains achievable and will yield the expected results by IASIS Health System.

                                    RESOURCES

McKesson possesses exceptional depth and breadth of experienced and specialized personnel with respect to End User education initiatives. McKesson will assemble a well-qualified team with expertise in End User education, curriculum development, and clinical operations. Maureen Brady, RN, MBA, Practice Leader, McKesson will have overall responsibility for McKesson's efforts on this project. Maureen has over nineteen years experience in healthcare information technology in both the vendor and provider communities. In addition to development and implementation experience, she has served as Director of IT at a 350 bed Medical Center and Manager and Director of IT Services at a major healthcare group purchasing organization. Maureen will be assisted by appropriate educational staff resources to fulfill the responsibilities of the project.

We expect that IASIS Health System will provide the necessary subject matter expertise associated with their operations and ongoing training needs. This includes active participation in the review and sign-off of customized training curriculum and participation in End User education classes. Additionally, executive sponsorship from IASIS Health is required to help pave the way for this significant change.

                                     SUMMARY

McKesson will leverage the work IASIS Health System has done to date in an effort to reduce duplication of effort and maximize success of this project. Our methodologies are proven and our approach to engagements will elicit support and produce effective buy-in from the IASIS Health System executives and staff. This ensures that our customers can continue to benefit from the projects that we lead long after project completion.


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                             CLINICAL DOCUMENTATION
                           STANDARDIZATION INITIATIVE
                               SERVICE DESCRIPTION

McKesson has developed a set of integrated process strategies and software applications designed to improve the clinical documentation process in the acute care inpatient setting. Our clinical documentation solution is focused on enabling IASIS to realize the benefits from their investment in automating clinical documentation. Our solution goals include:

-        Identifying project success drivers and objectives

- Understanding current clinical documentation processes and relevant business needs

- Developing cross functional workflow processes using software as enabling technology

- Incorporating "best practices" and user input into workflow development and system design

- Accelerating the design process through improved decision making and supporting development activities

- Providing integration of system design and process/workflow redesign activities.

                           Our Clinical Documentation Solution Design Services
are delivered using a phased approach:

         - PERFORMANCE BASELINE VALIDATION -- Focused on identifying potential benefits to be derived through the implementation and deployment of clinical documentation applications and establishing baseline metrics to measure the effectiveness of the solution once it has been deployed.

         - PLAN/DESIGN -- Focused on the activities and decisions necessary to define future state process workflow and develop system build requirements.

                           Clinical Documentation Solution Design Services
assumes that required implementation tasks including system build, training program development and deployment, testing and activation utilize the information and deliverables from solution design activities. Project management will be provided in conjunction with the overall Program Management Office.

IASIS management has decided to standardize documentation practices across its facilities (15) in a four-year time period. The standardization initiative will begin deploying a standardized clinical documentation system at Unknown Facility by December 2004, and subsequently rolling out a standard program to all other IASIS regions over the next three years. To meet the initial target we have agreed to include the following clinical care/content areas:

-        Vitals, Intake & Output, and Pain Assessment documentation

-        Admission History documentation

-        Med/Surg specific documentation

-        Critical Care specific documentation

-        Pediatrics specific documentation

-        Respiratory Therapy specific documentation

-        Occupation/Physical Therapy specific documentation

-        Speech Therapy specific documentation

- Assumes use of exception based charting and normal limits as a standard across all facilities

- Assumes use of a standard build as a starting point. Customization limited to 5 results per content/care area

- Plan of Care will be addressed by IASIS after they become more familiar with the content and get the foundation built. This typically requires at least an additional 3 months of effort

The following clinical care/content areas will be excluded:

-        Dialysis

-        OB

-        Rehab


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

-        Outpatient

-        OR Recovery

-        Cath Lab

-        Plan of Care

-        NICU / PICU

 The applications included in this standardization project include:

-        Horizon Expert Documentation (including Clinical Profile)

-        Horizon AdminRx

-        Clinical Profile

BASELINE PERFORMANCE VALIDATION

The current clinical documentation environment at Unknown Facility needs to be well understood prior to successfully embracing a new and improved clinical documentation system. This will provide an opportunity to:

- Evaluate the current environment (includes people, process and technology)

- Identify clinical documentation issues, risks, and improvement opportunities

- Establish baseline performance metrics to assist in monitoring the success of the clinical documentation standardization efforts

The standardization initiative begins with an assessment of the current IASIS environment and validation of project goals and objectives. The McKesson team will meet with IASIS to review the goals and objectives outlined by management to be accomplished by this initiative. Once the goals and objectives have been validated, McKesson will prepare a list of "success factors" to be presented and approved by IASIS executives.

Once the success factors have been identified and approved, the McKesson team will work with IASIS project team to develop a portfolio of "value propositions" outlining opportunities for benefits to be realized through automation of the clinical documentation system using Horizon Clinical application products as an enabler. These value propositions will be reviewed and prioritized to provide focus during the actual design of the workflow processes and system build specifications. It may be necessary for IASIS executives to provide priorities for the identified value propositions in order to maintain the current scope of the project.

Finally, to provide input for Solution Design activities, a review of existing processes, workflows and data requirements will be conducted by the McKesson project. The purpose of this review is to develop the current state business needs that are to be incorporated into the future state solution design. This review will consist of:

- Collecting baseline clinical documentation performance data. This will involve requesting, collecting and analyzing key reports that provide insight to the current efficiency and effectiveness of clinical documentation.

- Interviewing key executives, managers, and clinical staff to understand the clinical documentation short and long term goals, issues, concerns, and opportunities for improvement. This information will assist in preparing to set the right expectations during the design sessions, in addition to exploring solutions to current issues and mitigating standardization risks.

- Observing staff engaged in clinical documentation activities and documenting workflow on three (3) inpatient care areas at Unknown
         Facility: Medical Unit, Critical Care Unit, and Pediatrics Unit

- Conducting audits of non-automated (e.g., forms, templates) tools that are currently used in support of clinical documentation activities. In addition to reviewing clinical documentation policies and procedures.

- Validating findings and identifying opportunities for clinical documentation improvements using a standard build.

- Conducting a gap analysis of current practices versus known best practices among existing McKesson clients using Horizon clinical documentation applications.


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                  MCKESSON RESPONSIBILITIES                                            IASIS RESPONSIBILITIES
---------------------------------------------------------------------------------------------------------------------------------
-        Develop schedule request and conduct initial                 -        Provide input and documentation as requested
interviews with IASIS executives, key stakeholders, clinical          regarding organizational goals and objectives related to the
leadership and departmental representatives.                          clinical documentation initiative(s).

-        Provide sample operational performance metrics for           -        Project operational data and analysis support as
consideration as baseline metrics.                                    requested by the McKesson project team.

-        Develop and present initial proposal for value               -        Provide input and participate in current state
propositions with identified baseline metric requirements.            review activities.

-        Identify clinical documentation process workflows to         -        Review and approval of proposed value propositions
be included in the scope of the project.                              with prioritization as necessary.

-        Conduct review of clinical documentation workflow and        -        Review and approval of baseline metrics and
data requirements.                                                    performance indicators.

-        Develop workflow and data flow documents as required.        -        Make executive, key stakeholder, clinical leadership
                                                                      and departmental representatives available for interviews as
-        Identify project scope revisions as required based on        requested.
approved project requirements.
                                                                      -        Provide scheduling and logistical support for
-        Finalize project value propositions and "measures of         assessment project activities.
success".

DELIVERABLE NAME                                                      DELIVERABLE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
-        Interview Schedule Request                                   -        List of interviews requested of IASIS
                                                                      representatives

-        Operational Data Request                                     -        Summary of operational data requested by the project
                                                                      team

-        Summary of Project Value Propositions                        -        Summary listing of value propositions including
                                                                      baseline metrics

-        Summary of Solution Design Requirements                      -        Summary listing of current state business
                                                                      requirements to be incorporated into future state solution design

-        Future State Solution Design Summary                         -        Summary of clinical documentation processes to be
                                                                      included in solution design

-        Current State Solution Design Summary                        -        Workflow and data flow diagrams outlining current
                                                                      state environment


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                                   PLAN/DESIGN

Once the focus and scope of the solution design has been established through the Baseline Performance Validation phase, the actual design of the solution begins in the Plan/Design phase. The objective of this phase is to develop the components of the overall solution design including future state process workflow, future state information and data flow, system build requirements and change requirements for supporting policies and procedures

"Solution Design Workshops" will be conducted during this phase. The workshops will present McKesson's Solution Design Methodology, identify organizational wide hospital design requirements, review the scope of the solution design and identify solution design requirements and guiding principles. The workshops will be a combination of presentation, discussion, and group breakout formats.

The development of the solution design will have the following approach/activities:

-        Organize design teams around clinical care/content areas

-        Schedule design sessions and invite participants

-        Prepare agendas, and materials to be used during design sessions

- Conduct four to five (4-5) eight-hour design sessions per content / care area using a standard, pre-configured system as a starting point to make system decisions.

- Two (2) content / care areas will be running concurrently in any given week.

- IASIS Standardization Design Team will make the final design decisions within the 4-5 design sessions. If consensus is not achieved by the design team, the corporate CNO will make a final decision within 2 weeks.

-        Document system decisions, assumptions, and issues.

- Develop new clinical documentation policies & procedures. All policies & procedures (both new and modified) will be reviewed and approved by the appropriate IASIS manager and/or committee.

The following clinical content deliverables will be completed as a result of these activities:

-        System specifications

-        Policies and procedures

-        Test plans

-        Training plans

-        Activation plans

-        Roll out strategy

                       DESIGN SESSIONS - KEY ASSUMPTIONS

- IASIS project team will have satisfactorily completed all required product training courses as defined in the project plan and assumptions.

- IASIS will make available qualified representatives from appropriate areas as needed for participation in specified workgroups.

- Executive endorsement and empowerment of design session participants is critical to success.

- IASIS organization is responsible for logistics and scheduling of design sessions.

- Each design session will last two days to minimize impact on daily facility operations but can be adapted to meet each individual organization's needs.

-        Content of Design Sessions will be focused on inpatient requirements.

- Detailed solution design decisions will be made in the context of the initial rollout unit/location/group.

                           At the completion of the design sessions, the project
team will have the process design specifications, system build requirements and policy & procedure modifications necessary for the IASIS Core Team to proceed to the Implement phase where the system database is built, the training program is defined and developed, and an effective change management program is put into place in preparation for system activation.

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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

    MCKESSON RESPONSIBILITIES                                               IASIS RESPONSIBILITIES
---------------------------------------------------------------------------------------------------------------------------------
-        Conduct Solution Design Workshops.                           -        Provide logistical and scheduling support
                                                                      for Solution Design Workshop and design sessions.
-        Provide solution design "best practice"
recommendations based on McKesson Knowledge Center.                   -        Ensure adequate level of representation and
                                                                      participation in design session work groups.
-        Provide direction and support for the
development of future state solution design proposal.                 -        Provide executive endorsement and
                                                                      empowerment for decision making to design session
-        Conduct orientation and training for                         participants.
workgroup facilitators and scribes.
                                                                      -        Participate in development and review of
-        Develop integrated solution design based on                  future state solution design materials.
decisions and outcomes of design sessions work
groups.                                                               -        Provide facilitation and documentation of
                                                                      final solution design decisions from design session
-        Provide product level support during design                  work groups.
sessions.
                                                                      -        Assist with preparation of final
-        Provide final documentation of design                        deliverables of solution design process.
session work group outcomes.
                                                                      -        Participate in solution design summary
-        Conduct solution design summary walkthrough.                 walkthrough.

-        Document and report unresolved solution
design issues for follow-up.

                    DELIVERABLE NAME                                                       DELIVERABLE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
-        "Best Practices" Generic Workflows                           -        Compilation of generic workflows developed
                                                                      based on effectiveness in driving benefits through
                                                                      the automation of clinical documentation

-        Future State Process Workflow                                -        Description and diagrams of future state
                                                                      workflow processes

-        Summary of System Build Requirements                         -        Definition and documentation of system
                                                                      database build requirements and specifications

-        Policy & Procedure Requirements Summary                      -        Summary of policy & procedure modification
                                                                      and development requirements to be addressed by the
                                                                      project team

-        Summary of Training Program Recommendations                  -        Summary of recommendations for development
                                                                      of end-user training program

-        Summary of Change Management Program                         -        Summary of recommendations for an effective
Recommendations                                                       program of change management

-        Summary of Outstanding Design Points                         -        Summary listing of design points to be
                                                                      addressed included issues requiring management
                                                                      attention, issues to be address in subsequent work
                                                                      groups, items of impact to other decisions and
                                                                      project activities, and items requiring additional
                                                                      research and clarification

                                    RESOURCES

McKesson will provide the following resources:

- Project Sponsor will be responsible for setting the strategic direction and managing risk mitigation during the current state validation and future state design activities. This resource will be dedicated 25% (7 months)

- Project Manager will be responsible for managing the validation, design and build activities. This resource will be dedicated 80% (7 months)


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PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

- Two (2) Clinical Documentation Specialists will be 80% dedicated and responsible for collecting data, preparing and supporting design sessions (including development of deliverables). (7 months)

-        Two (2) HED Implementation Consultants dedicated 80% (6 months)

IASIS will provide the following resources:

- Assumes a multi-region or multi-facility Standardization Design Team is required with representation from each care/content area. (To be finalized during project planning phase)

- Assumes the IASIS Standardization Design Team will be required to participate at up to 50% time during a 1 month period per content/ care area with a total of about 80 hours per resource

Dedicated/Longer Term IASIS Resources Required (in addition to partial resources indicated above):

-        Core Team

         -        1 Project Manager

         -        1 Technical Analyst/System Administrator

         -        1 Interface Analyst

         -        5 Clinical Analysts (1 per region)

-        SMEs

         -        10 per facility during facility implementation

         -        Multi-disciplinary representation

         -        Average of 8 hours per week

         - Active involvement regarding input, assistance and decisions related to process design, policy and procedure, system build, training content, internal communications, facility coordination, go-live support, etc.

-        Facility Implementation Team

         -        1 Technical Analyst/System Administrator per Region

         - 1 Interface Analyst/Region (McKesson can provide unless Custom interfaces exist)

         - 1 Clinical Analyst/Facility (McKesson can provide .5 FTE for Application specific knowledge and IASIS at .5 FTE for Clinical Analyst/Liaison)

         - 1 Project Manager per Region (McKesson can provide assuming IASIS provide 1 overall dedicated Project Manager at minimum)

         -        1 Reporting Analyst per Region (McKesson can provide)

         - Any staff augmentation by McKesson on the Facility Implementation Team will be provided at an additional cost

- Maintenance Team (responsible for ongoing changes and 1st line of support for each facility post go-live):

         -        1-2 System Administrators (about .25/server)

         -        2.5 Interface Analysts (about 0.5/server)

         -        10 Application Specialists (2/server)

OTHER ASSUMPTIONS:

GENERAL

-        5 Servers, 1 server per region

- Representation from each region to attend technical and application training at the McKesson Education Center in Dallas, Texas

-        Assumes project start 8-10 weeks after hardware is ordered

- Hardware needs to be ordered the 1st week in January in order to meet a March start date and the go-live date for Unknown Facility by the end of calendar year 2004

- Assumes IASIS Core Team will attend Dallas education in March in order to meet the Unknown Facility live date

-        Assumes a mid-install 2 week upgrade to ER7.6 in Q2/Q3

- No clinical conversions will occur for existing nursing documentation systems


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

- McKesson will provide end-user training for Unknown Facility. IASIS will be responsible for training at subsequent facility roll-outs

- IASIS and McKesson Team members from each of the facilities will have access to the system during the standardization and implementation phases


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

OTHER

- Total standardization effort will require a 6 month duration to cover all 8 content/care areas

-        Standardization and build will largely be a concurrent effort

- Assumes 2 content/care areas will be running concurrently in any given week

-        Assumes 4-5 eight-hour design sessions per content/care area

- Assumes the IASIS Standardization Design Team will make the final design decisions within the 4-5 design sessions. If consensus is not achieved by the design team, the corporate CNO will make a final decision within 2 weeks

- The Core Team from IASIS will work in conjunction with the McKesson Implementation staff to modify the standard system

-        There will be no customization at the facility level

- Assumes IASIS will need to provide 24 temporary staff nurses for a 6-week duration to backfill during end user training at each facility. This is based on the following assumptions:


         -        500 clinicians to be trained per facility

         - 12 hours of training per end-user clinician including basic computer skills, Clinical Profile/Expert Documentation (HED)/ Medication Administration (ADM/RX)

         -        12 participants per class

         - facilities will support 2 concurrent classes of 12 participants each

         -        total duration of training will run 6 weeks

- Assumptions regarding temporary staff nurses will need to be revised once actual number of participants per facility, number of training classrooms available per facility, and capacity per classroom at each facility is finalized

- Assumes 24 x 7 support will be required for 2 weeks with a housewife rollout of HED

- Assumes IASIS will provide 4 FTEs for every 3 units will be required during the 2-week post go-live support period. This assumes one person will provide 40 hours of coverage per week supporting the 3 assigned units

-        Assumes IASIS will provide temporary staff nurses to backfill the 24 x
         7 support


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                 EXHIBIT III TO CONTRACT SUPPLEMENT NO. P0413775

                                THIRD-PARTY TERMS

                (SEE FOLLOWING PAGES FOR THIRD-PARTY EXHIBIT[S])


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

                                  EXHIBIT III-A

                  ACCUSOFT SOFTWARE OR HORIZON PATIENT FOLDER

This Exhibit provides additional Third-Party Software terms in connection with the McKesson-owned Software licensed under this Contract Supplement. Capitalized terms used in this Exhibit have the meaning set forth in the Agreement.

Customer shall use the Accusoft Software only on the number of Twain scanning workstations licensed which shall be disclosed in this Contract Supplement. Use of the Accusoft Software on additional Twain scanning workstations shall require modification to this Contract Supplement and shall be subject to payment of additional fees. Notwithstanding the foregoing, Customer may make one (1) copy of the Accusoft Software for back up purposes only.


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


                                  EXHIBIT III-B

                          WEBLOGIC APPLICATION SERVER
        FOR USE WITH HORIZON (WP) FOUNDATION, HORIZON PATIENT FOLDER AND
                          HORIZON EXPERT DOCUMENTATION

        The following Special Provisions pertain to Customer's License for the WebLogic Application Server Software ("Software") developed by BEA Systems, Inc. ("BEA").

1.      LICENSE:


        1.1 Customer may install and use the Software only in conjunction with the associated McKesson application with which it is being packaged. Customer may not run any third party software on the Software or any of its API's without purchasing a license for such use. Notwithstanding the foregoing, the software may be used by customer developed applications that have been developed to the Horizon(WP) Foundation.

        1.2 Customer shall use the Software only on the number of CPU's licensed (which number shall be specified by McKesson in an attachment to this Contract Supplement). Use of the software on additional CPU's shall require modification to this Contract Supplement and shall be subject to payment of additional fees

2. PRODUCT WARRANTY: For a period of ninety (90) days after implementation of the Software by Customer, the Software shall substantially conform to and operate in accordance with the Documentation. BEA's and McKesson's sole and exclusive liability, and Customer's sole remedy, with respect to non-conformities with the foregoing warranty will be for BEA to repair or replace the nonconforming portion of the Software. This warranty shall not extend to any non-conformities or errors that result from: (i) Customer's failure to implement updates to the Software made available to Customer; (ii) use of the Software other than in accordance with the Agreement and the Documentation.

        EXCEPT AS SET FORTH ABOVE, BEA AND MCKESSON MAKE NO WARRANTY, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BEA AND MCKESSON MAKE NO WARRANTY THAT THE SOFTWARE IS ERROR-FREE.

3. THIRD PARTY BENEFICIARY: BEA Systems, Inc. shall be considered a third party beneficiary under this Contract Supplement and as such shall be entitled to the benefit of the obligations incurred by the McKesson Customer in this Contract Supplement.


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


                                  EXHIBIT III-C

                                 FIRST DATABANK
 FOR USE WITH HORIZON CLINICAL INFRASTRUCTURE, HORIZON EXPERT DOCUMENTATION AND
                            HORIZON ORDER MANAGEMENT



        The following special provisions regarding Customer's license of the First DataBank Knowledge Bases ("Databases") is for the collection of ANNUALLY RENEWABLE Software Maintenance Fees by McKesson and subsequent payment of said fees to First DataBank on behalf of Customer.

1. McKesson grants a limited, non-transferable, non-exclusive license to Customer as indicated below to use one or more of the First DataBank Knowledge Bases ("Databases") delivered to Customer for a term beginning on the date the Databases are first installed in Customer's system or systems and continuing until (a) expiration of the license term, or (b) Customer's violation of any of the terms and conditions of this Exhibit, or (c) either party notifies the other in writing that it will no longer use or provide the Databases to Customer, as the case may be. Annual fees for the use of the Database shall be paid to McKesson, as agent for First DataBank in accordance with McKesson's then current published fee schedule.

2. The Databases are proprietary to First DataBank. Except in the ordinary course of providing medical information to or about patients to the Customer, Customer shall hold all portions of the Databases in the strictest confidence, not disclose the contents thereof, shall not copy, duplicate, modify, or distribute any software or data element forming a whole or a part of the Databases, and shall not, during the term of this Contract Supplement or five (5) years thereafter, develop or market any database competitive with the Databases. Within thirty (30) days following termination of this Contract Supplement, Customer agrees to return any disk or magnetic tapes provided by McKesson to Customer containing the Databases and to destroy all information relating to or constituting the Databases (including User documentation, data stored on disks, magnetic tapes, and computer storage devices) provided directly or indirectly by First DataBank. Upon termination or non-renewal of this Contract Supplement granting McKesson the right to sublicense Databases to Customer, Customer must either (a) accept First DataBank's offer to license Databases on a new, individual, long-term direct license basis, at First DataBank's generally-applicable terms and conditions at that time or (b) de-install and destroy the Databases (by replacing them with an alternative product offered by McKesson, if applicable).

3. The parties hereby acknowledge that, notwithstanding anything in this Exhibit, Customer may utilize the customization functionality within the Drug Information Framework Software, if such software was licensed, to provide and report clinical alerts developed by the Customer. Customer assumes all liability for such customized alerts. Customer agrees to indemnify, defend and hold McKesson and First DataBank harmless from such Customer developed alerts to the extent that such claims would not have existed but for Customer's customization of the alerts.

4. The Databases must be used subject to this Exhibit and must be used only on a Customer's computer system. Customer has no right to sublicense the system without express written approval of First DataBank.

5. First DataBank hereby warrants that the non-exclusive rights granted to Customer are free of any and all assignments, grants, licenses, obligations, or agreements, either written, oral or implied which might detract from Customer's full enjoyment of such right. First DataBank warrants that, at the time of delivery to Customer, the Databases will perform as generally described in the First DataBank Database documentation. During the term of this Contract Supplement, First DataBank agrees to correct at its own expense any errors or omissions in the Databases reasonably attributable to it and brought to its attention by Customer in writing. First DataBank warrants that it has used reasonable care to accurately compile the databases. First DataBank MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OTHER THAN THOSE IN THIS EXHIBIT, AND FURTHER,


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PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003

        MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR MPLIED, AS TO THE ACCURACY OF THE DATA FROM WHICH THE DATABASES ARE COMPILED, NOR AS TO FITNESS FOR LICENCEE'S PARTICULAR PURPOSE.

6. Customer may not modify or amend the Databases. Any modifications by Customer will release First DataBank from responsibility, if any, relating to the performance of the Databases.

7. Customer acknowledges that McKesson has acted merely as a sales agent for First DataBank with regard to the Databases, and that McKesson is not the author of, nor is responsible for, the content of the Databases. MCKESSON MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND AND HEREBY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND IN NO EVENT SHALL McKesson BE LIABLE TO CUSTOMER OR ANY THIRD PARTY FOR ANY DIRECT OR INDIRECT DAMAGES.

8. First DataBank has utilized reasonable care in collecting and reporting the information contained in the Databases and has obtained such information from sources believed to be reliable. First DataBank, however, does not warrant the accuracy of codes, prices or other data contained in the Database. Information reflecting prices is not a quotation or offer to sell or purchase. The clinical information contained in the Databases is intended as a supplement to, and not a substitute for, the knowledge, expertise, skill, and judgment of physicians, pharmacists, or other healthcare professionals in patient care. The absence of a warning for a given drug or drug combination should not be construed to indicate that the drug or drug combination is safe, appropriate or effective in any given patient.

9. Customer acknowledges that any and all software problems encountered by Customer, including those related to the Databases, must be directed to McKesson.


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Contract Supplement                                IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                            Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                        Contract No. P0413775
                                                              DECEMBER 19, 2003


                                  EXHIBIT III-D

                                 ORACLE PROGRAMS
     FOR HORIZON CLINICAL INFRASTRUCTURE, HORIZON CARE RECORD, HORIZON(WP)
                    FOUNDATION, AND HORIZON ORDER MANAGEMENT

The following provisions relating to Customer's sublicense with ORACLE Programs ("Oracle") differ from the general license provisions set forth in this Contract Supplement.

1. ORACLE PROGRAMS. "Oracle Programs" means any Third Party Software in object code form licensed by Oracle through McKesson together with any related Oracle Program documentation.

 2.     OTHER DEFINITIONS.

        a. "APPLICATION SPECIFIC FULL USE" mean Oracle Programs that shall be limited to use solely for the purpose of executing the McKesson Software application with which it is licensed. Modifications to the Oracle Programs may only be made by a Full Use Program and may not change the scope of the McKesson Software. Third-party report writers and query tools may be used in conjunction with the Application Specific Full Use license provided they are not used to modify the McKesson Software in any way.

        b. "FULL USE" or "FULL USE PROGRAMS" mean unaltered versions of the Oracle Programs with all functions intact.

        c. "NAMED USER" is the User Type defined as an individual authorized by you to use the programs that are installed on a single server or multiple servers, regardless of whether the individual is actively using the programs at any given time.

        d. "PROCESSOR BASED LICENSE" is the User Type that grants the rights to unlimited users to run the application on the designated hardware, with the hardware's number of processors specified.

3.      LICENSE TERMS

3.1 GRANT. Unless specifically indicated otherwise in this Contract Supplement, the Oracle License shall be a license to use Application Specific Full Use sublicenses with the McKesson Application(s) for the number of processors in the application's server(s) (Processor based license), or the number of Named Users specified. Full Use or Full Use Programs must be specifically indicated in this Contract Supplement.

3.2 USER TYPE. Shall be specified as "Named User;" or as "Processor based sublicense;" which shall also describe as appropriate the number of Named Users licensed or the number of processors licensed on each database server.

3.3 PROPRIETARY RIGHTS. The Oracle Programs are Confidential Information. No right, title or interest in the Oracle Programs, including copyright, trademarks or proprietary rights, is transferred to Customer by Oracle or McKesson. Title to and ownership of the Oracle Programs shall remain with Oracle or its suppliers. Proprietary notices of Oracle and its suppliers shall appear on the Oracle Programs. Customer acknowledges that it shall not use any trademark of Oracle or its suppliers except as may be required to reproduce the proprietary notices of Oracle and its suppliers. Customer shall not cause or permit reverse engineering, disassembly or decompilation of the Oracle Programs.

4.      NOTICE. Customer shall notify McKesson as set forth in the Agreement of:
        (a) any claim or proceeding involving the Oracle Programs that comes to its attention; and (b) all claimed or suspected defects in the Programs.

5. THIRD PARTY BENEFICIARY. Customer acknowledges that Oracle is an actual and intended third party beneficiary of the provisions of this Contract Supplement.


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Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003


                                  EXHIBIT III-E

             SNOWBOUND SOFTWARE FOR HORIZON PATIENT FOLDER SOFTWARE

 This exhibit provides additional Third-Party Software terms in connection with the McKesson-owned Software licensed under this Contract Supplement. Capitalized terms used in this exhibit have the meaning set forth in the Agreement.

 Customer shall use the Snowbound Software, which is licensed per Central Processing Unit ("CPU") per server, only on the number of licensed CPU's. The number of licensed CPU's per server shall be two (2). Use of the Snowbound Software on additional CPU's shall require modification to this Contract Supplement and shall be subject to payment of additional fees.

                         SNOWBOUND SOFTWARE FOR HORIZON
                   PATIENT FOLDER IMAGING LINK ENGINE SOFTWARE

 This exhibit provides additional Third-Party Software terms in connection with the McKesson-owned Software licensed under this Contract Supplement. Capitalized terms used in this exhibit have the meaning set forth in the Agreement.

 Customer shall use the Snowbound Software only on the number of workstations and print servers licensed. The Snowbound Software is packaged and licensed in increments of 100 workstations and 1 print server per Customer facility. Use of the Snowbound Software on additional workstations and/or print servers shall require modification to this Contract Supplement and shall be subject to payment of additional fees. Notwithstanding the foregoing, Customer may make one (1) copy of the Snowbound Software for back up purposes only.







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Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003



                                  EXHIBIT III-F


                             VIGNETTE PORTAL SERVER
                    DEVELOPMENT KIT FOR HORIZON(WP) FOUNDATION

The following Special Provisions pertain to Customer's License for the Vignette Portal Server Development Kit ("Software") developed by Vignette Corporation.

1.   DEFINITIONS:
     a. "DOCUMENTATION" means user manuals, training materials and operating instructions provided with the Software in written or electronic form.
     b. "PORTAL SITE" means Web Sites developed by or for Customer using all or part of the Software
     c. "USERS" means individuals authorized by Customer to access and use a Portal Site.
     d. "WEB SITE" means a set of compilations of integrated text, graphics, sound or other materials, which, through certain software (e.g. a Web Browser), is displayed on client computers, hand-held devices, or other displays.

2.   LICENSE:
     2.1. Customer may install and use the Software for the purpose of developing and testing Portal Sites for deployment on the Horizon
          (WP) Foundation. Customer may not deploy Portal Sites directly on the Software.
     2.2. Customer may incorporate, reproduce and distribute Documentation or portions thereof into Customer's documentation for a Portal Site to Customer's employees and to Users.
     2.3. Customer shall use the Software only on the licensed server. Use of the software on additional servers shall require modification to the Agreement and shall be subject to payment of additional fees. Notwithstanding the foregoing, Customer may make one (1) copy of the Software for back up purposes;

3. PRODUCT WARRANTY: For a period of ninety (90) days after implementation of the Software by Customer, The Software shall substantially conform to and operate in accordance with the Documentation. Vignette's and McKesson's sole and exclusive liability, and Customer's sole remedy, with respect to non-conformities with the foregoing warranty will be for Vignette to repair or replace the nonconforming portion of the Software. This warranty shall not extend to any non-conformities or errors that result from: (i) Customer's failure to implement updates to the Software made available to Customer; (ii) use of the Software other than in accordance with this Agreement and the Documentation.

     EXCEPT AS SET FORTH ABOVE, VIGNETTE AND MCKESSON MAKE NO WARRANTY, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. VIGNETTE AND MCKESSON MAKE NO WARRANTY THAT THE SOFTWARE IS ERROR-FREE.

4. THIRD PARTY BENEFICIARY: Vignette Corporation, along with Sun Microsystems, Inc. and Oracle Corporation (for components of the Software licensed by Vignette from these parties), shall be considered third party beneficiaries under this Agreement and as such shall be entitled to the benefit of the obligations incurred by the McKesson Customer in this Agreement.

                           VIGNETTE PORTAL SERVER FOR
               HORIZON(WP) FOUNDATION AND HORIZON PATIENT FOLDER

 The following Special Provisions pertain to Customer's License for the Vignette Portal Server Software ("Software") developed by Vignette Corporation.

1.   DEFINITIONS:

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PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 19, 2003



     a. "DOCUMENTATION" means user manuals, training materials and operating instructions provided with the Software in written or electronic form.
     d. "PORTAL SITE" means Web Sites developed by or for Customer using all or part of the Software
     e. "USERS" means individuals authorized by Customer to access and use a Portal Site.
     d. "WEB SITE" means a set of compilations of integrated text, graphics, sound or other materials, which, through certain software (e.g. a Web Browser), is displayed on client computers, hand-held devices, or other displays.

2.   LICENSE:
     2.1 Customer may install and use the Software for the purpose of developing, testing, displaying, transmitting, and supporting Portal Sites and to support Users.
     2.2 Customer may incorporate, reproduce and distribute Documentation or portions thereof into Customer's documentation for a Portal Site to Customer's employees and to Users.
     2.3 Customer shall use the Software only on the number of CPU's licensed (which number shall be specified by McKesson in an attachment to this Contract Supplement). Use of the software on additional CPU's shall require modification to this Contract Supplement and shall be subject to payment of additional fees. Notwithstanding the foregoing, Customer may make one (1) copy of the Software for back up purposes;
     2.4 In operation of Portal Sites, Customer shall comply with all applicable laws and regulations. Customer may post on the Portal Sites only content owned by Customer or for which Customer has received express permission from the owner, and content in the public domain.

3.   BACKUP COPY:
     Customer may make one (1) copy of the Software for back-up and recovery purposes.


4.   COMPLIANCE WITH LAWS:
     In operation of Portal Sites, Customer shall comply with all applicable laws and regulations.

5. PRODUCT WARRANTY: For a period of ninety (90) days after implementation of the Software by Customer, the Software shall substantially conform to and operate in accordance with the Documentation. Vignette's and McKesson's sole and exclusive liability, and Customer's sole remedy, with respect to non-conformities with the foregoing warranty will be for Vignette to repair or replace the nonconforming portion of the Software. This warranty shall not extend to any non-conformities or errors that result from: (i) Customer's failure to implement updates to the Software made available to Customer; (ii) use of the Software other than in accordance with the Agreement and the Documentation.

     EXCEPT AS SET FORTH ABOVE, VIGNETTE AND MCKESSON MAKE NO WARRANTY, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. VIGNETTE AND MCKESSON MAKE NO WARRANTY THAT THE SOFTWARE IS ERROR-FREE.

6. THIRD PARTY BENEFICIARY: Vignette Corporation, along with Sun Microsystems, Inc. and Oracle Corporation (for components of the Software licensed by Vignette from these parties), shall be considered third party beneficiaries under this Contract Supplement and as such shall be entitled to the benefit of the obligations incurred by the McKesson Customer in this Contract Supplement.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 19, 2003


                                    AMENDMENT

         THIS AMENDMENT (the "Amendment") which amends Information System Agreement No. C9902292, dated February 23, 2000 (the "ISA") is effective as of December 22, 2003 (the "Amendment Effective Date") between McKesson Information Solution LLC f/k/a HBO & Company ("McKesson") and IASIS Healthcare Corporation ("Customer") (collectively, the "Parties"). This Amendment also amends those portions of Amendment No. 97194 dated September 30, 1998 between Tenet HealthSystem Medical, Inc and McKesson which were subsequently assigned to Customer in Partial Assignment and Assumption Agreement No. P9903260 dated July 27, 2000 (the "Previous License"). The ISA and the Previous License shall collectively be known as the "Agreement".

         WHEREAS, the Parties acknowledge that:

         (a) The parties acknowledge that Customer previously licensed the Pathways Care Manager with the Base and Meds IV's Software, now known as Horizon Clinical Infrastructure, Horizon Order Management and Horizon Clinical Documentation Software (the "Existing Software"). Upon the Amendment Effective Date, use of the Existing Software at St. Luke's is terminated.

         Further, McKesson hereby grants to Customer a License to utilize the Existing Software strictly in accordance with the terms of the Agreement for such use only at a facility to be determined after the Amendment Effective Date (the "Unknown Facility"). Notwithstanding the foregoing, Customer shall not be relieved of its obligations to pay any billed or unbilled amounts due to McKesson incurred in accordance with the license for St. Luke's Hospital;

         (b) Customer previously licensed from McKesson the Horizon Clinical Documentation(TM) Software (Med/Surg, Critical Care, Respiratory Care, and Meds & IV's modules) on the Agreement ("Previously Licensed Software");

         (c) McKesson currently markets its (i) Horizon Expert Documentation(TM) ("HED") Software, and (ii) Horizon Limited AdminRx(TM) ("Limited AdminRx"), as separately priced and marketed products;

         (d) The Parties desire to terminate the Previously Licensed Software, associated Software Maintenance and any associated Installation/Implementation Services.

         NOW, THEREFORE, in consideration of the mutual exchange of promises set forth herein, McKesson and Customer agree to amend the Agreement, as of the Amendment Effective Date, as follows:

         1. Except as defined herein or otherwise required by the context herein, all capitalized terms used in this Amendment have the meaning set forth in the Agreement.

         2. Twelve (12) months from the Effective Date of Contract Supplement P0413775, to be executed contemporaneously with this Amendment, (i) Customer's license for the Previously Licensed Software shall terminate (the "Terminated Software"); and (ii) Customer will promptly cease using and return to McKesson or (at McKesson's request) destroy and erase all copies of the Terminated Software in its possession or control, and certify in writing to McKesson that it has done so. Concurrently with such termination, McKesson's obligation to provide Software Maintenance for the Terminated Software shall also terminate.

         3. The ISA is hereby amended by the deletion in its entirety of Exhibit 1-B and its replacement with Attachment 1 attached hereto.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 19, 2003



         4. The ISA is hereby further amended by the deletion in its entirety of
Section 3.1.1 of Exhibit II in its entirety and its replacement with the following:


                            [_____________________]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 19, 2003


                                  [__________]*


         McKesson reserves the right to charge annual Software Maintenance Services fees for additional Software licensed.

         5. All of the Software referenced in the table above, with the exception of Horizon Surgical Manager, previously licensed for use at Customer's former Facility, Rocky Mountain Medical Center, on Contract Supplement No. P9902292-1 dated February 28, 2000, is hereby transferred for use at the Unknown Facility.

         6. The ISA is hereby further amended by the deletion of the third (3rd) sentence of Section 4.2 of Exhibit II in its entirety and its replacement with the following:

                                  [__________]*


         7. The ISA is hereby further, amended by the deletion of Section 5, Paragraph 2 in its entirety and its replacement with the following:

                                  [__________]*


         8. The ISA is hereby further amended by the addition of the following as a new section 7 of Exhibit II:

                                  [__________]*

         9. The ISA is hereby further amended by the addition of the following as a new Section 8 of Exhibit II:

                                  [__________]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 19, 2003


                                  [__________]*

                                  [__________]*


         10. Neither McKesson nor Customer shall disclose the terms and conditions of this Amendment to any third party and both Parties agree to maintain the confidentiality of this Amendment, except as required by law.

         11. This Amendment contains all of the terms and conditions agreed upon by the Parties regarding the subject matter of this Amendment. Any prior agreements, promises, negotiations, or representations, either oral or written, relating to the subject matter of this Amendment, not expressly set forth in this Amendment are of no force or effect.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 19, 2003


         12. Any amendment or modification of this Amendment must be in writing, and signed by duly authorized representatives of McKesson and Customer. Any amendment or modification not made in this manner shall have no force or effect.

         13. Sections 4, 6, 7, 8 and 9 hereof shall only apply in the event customer obtains approval from its Board of Directors as set forth in General Comment 12 of Contract Supplement PO413775.

         14. Except as otherwise modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.


IASIS HEALTHCARE CORPORATION               MCKESSON INFORMATION SOLUTIONS LLC

By:     /s/ Sandra McRee                   By:     /s/ Terry Snyder
        ------------------------------             ---------------------------
Name:   Sandra McRee                       Name:   Terry Snyder
        ------------------------------             ---------------------------
Title:  Chief Operating Officer            Title:  VP
        ------------------------------             ---------------------------
Date:   12-22-03                           Date:   12-22-03
        ------------------------------             ---------------------------

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 19, 2003

                     ATTACHMENT 1 TO AMENDMENT NO. P0413860

                      2003 MCKESSON CORPORATE TRAVEL POLICY

         TRAVEL POLICY, PROCEDURES, AND EXPENSE REIMBURSEMENT GUIDELINES

I. TRAVEL ARRANGEMENTS: All travel arrangements (to include airline, lodging, rental car, etc.) must be arranged through Rosenbluth International. Tickets not issued by Rosenbluth International will not be reimbursed.

         A. AIR TRAVEL - The Company will reimburse all business air travel as long as such travel is at the lowest cost available airfare, short of endangering the reason for the trip or the business needs dictated by a customer. The guidelines surrounding our travel policy are as follows:

                  The lowest available airfare, regardless of penalties or restriction, must be utilized by anyone traveling at the expense of McKesson. Any tickets being requested within 7-days of travel require Senior V.P. approval before the ticket can be issued by the Travel Department.

                  ROSENBLUTH INTERNATIONAL will automatically confirm the lowest airfare available on the requested routing. Rosenbluth International will check all flights one and a half hours before and one and a half hours after the originally requested arrival, for the lowest available airfare and advise the traveler of the lowest fare options.

         B. LODGING. The Company will pay only actual room rental costs supported by the hotel bill for each day that lodging away from home is required for business reasons. Hereafter, the standard hotel will be Marriott Courtyard-type lodging for all business-related travel.

         C. CAR RENTALS. The Company will reimburse car rentals only when other means of transportation are unavailable, more costly, or impractical. The use of a rental car must be justified as a business need and not as a matter of personal convenience. The use of compact or intermediate cars is acceptable only when two or more employees are traveling together and sharing the rental car, or when it is necessary to have a larger vehicle for carrying clients or equipment.

         D.       OTHER TRANSPORTATION

                  PERSONAL CAR - The Company prefers travel through use of public transportation, but an employee's automobile should be used when other transportation is unavailable or economy can be realized. The Company will reimburse the employee at the rate of .365 cents per mile over and above the normal commute, plus parking and tolls, for authorized business use of personal cars. The normal commute includes an employee's drive to his/her office, or FM site, if located in the same city in which the employee resides.

                  TAXIS AND OTHER OUT OF TOWN TRANSPORTATION - The cost of a taxi to and from places of business, hotels, or airports in connection with business activities is reimbursable. Use of taxis is authorized only when more economical services (hotel vans, shuttles, etc.) are not available. Employees are encouraged to utilize public transportation whenever feasible. Receipts are required for all transportation expenses.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 19, 2003

II.      MEALS

                  The Company will reimburse employees for meal expenses (breakfast, lunch, and dinner) actually incurred, providing such expenses are reasonable and appropriate. The suggested costs below should provide a guideline to employees as to what the Company feels is fair and reasonable, but in no event should the total exceed $40.00 per day:

                  Breakfast......$ 8.00
                  Lunch..........$12.00
                  Dinner.........$20.00

III.     OTHER REIMBURSABLE EXPENSES

         A.       TELEPHONE EXPENSES

                  1. Business - The Company will pay charges for local and long-distance business calls made outside a Company office, provided the calls are supported by a listing, hotel bill, or telephone bill. All domestic long distance telephone calls should be placed through AT&T.

                  2. Personal - The Company will pay charges for personal long distance calls when the employee is away from home for business reasons. These should be limited to one ten-minute call a day. In order to maximize the savings potential employees should place personal calls through AT&T.

         B. LAUNDRY EXPENSES. The Company will pay for reasonable laundry or dry cleaning charges for employees who are traveling out of town and will be out of town on company business for five nights or more. In such situations, the employee's manager determines the fair and reasonable nature and amount of reimbursable business expenditure.

         C. TIPS AND GRATUITIES. The Company will pay for reasonable tipping and gratuities:

                  *  up to 20% of the total restaurant bill
                  *  $1 per bag porterage
                  *  up to 15% of the total cab fare

         D. IN-TOWN EXPENSES. When traveling within his/her headquarters city, an employee may expense charges for local transportation if required for business purposes and when authorized. Whenever public transportation is not used, claims for taxis, private limousines, and personal car mileage should be separated, claimed, and explained, showing the purpose of the trip and the itinerary.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 18, 2003


MCKESSON
   Empowering Healthcare
                                   Contract Supplement

                                                                 CS NO. P0413775
                                                            CUSTOMER NO. 1002842


                                    SOLD TO:
                                    IASIS Healthcare Corporation
                                    The Dover Centre
                                    117 Seaboard Lane, Suite E200
                                    Franklin, TN 37067

                                                                 BILL TO:
                                                                 IASIS Healthcare Corporation
                                                                 The Dover Centre
                                                                 117 Seaboard Lane, Suite E200
SHIP TO:                                                         Franklin, TN 37067
St. Luke's Medical Center                                        Telephone: 615-467-1213
1800 East Van Buren Street                                       Facsimile:
Phoenix, AZ 85006                                                Attention: Lance Smith, CIO

CONTRACT SUPPLEMENT TO INFORMATION SYSTEM AGREEMENT NO.C9902292, DATED FEBRUARY 28, 2000.

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends the agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"), and is made effective as of this 31st day of January, 2004 (the "Contract Supplement Effective Date"). Unless otherwise specifically and expressly set forth in this Contract Supplement, this Contract Supplement sets forth terms and conditions that apply only to the Facilities, Software and/or Services listed in this Contract Supplement. To the extent the terms and conditions of the Agreement are in conflict with this Contract Supplement, the terms of this Contract Supplement shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

-----------------------------------------------------------------------------
                  INCLUDED IN THIS CONTRACT SUPPLEMENT
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 Exhibit I       Installation and Implementation Services
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Exhibit II       Hardware Configurations
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Exhibit III      Business Partner Special Provisions
                       III-A Accusoft
                       III-B BEA WebLogic
                       III-C First DataBank
                       III-D Oracle
                       III-E Snowbound
                       III-F Vignette
-----------------------------------------------------------------------------

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 18, 2003


FACILITY LIST:

McKesson hereby grants to Customer a perpetual, non-exclusive, non-transferable license to use the Software listed below, and to utilize the First DataBank Drug Information Knowledge Software for use with McKesson's Horizon Clinical Infrastructure, Horizon Order Management and Horizon Expert Documentation Software solely on the Equipment at Customer's Data Center located at St. Luke's Medical Center, 1800 East Van Buren, Phoenix, Arizona 85006 solely for the benefit of persons and entities located at the Facilities listed in the table below. The parties acknowledge that, where a number of identified users is specified below, it represents a good faith estimate of the number of users of the software at the Facilities. In the event a different number is needed, the parties will work in good faith to appropriately amend the schedules and adjust the fees payable hereunder as necessary.

=============================================================================================================
                                #OF    CUSTOMER
          FACILITY              BEDS   NUMBER         ADDRESS           CITY           STATE    ZIP
-------------------------------------------------------------------------------------------------------------
 Davis Hospital & Medical       106     1008419      1600 West         Layton         UT       84041
 Center                                              Antelope Drive
-------------------------------------------------------------------------------------------------------------
                                                     3580 West
 Jordan Valley Hospital         50      1008479      9000 South        West Jordan    UT       84088
-------------------------------------------------------------------------------------------------------------
 *St. Luke's Medical Center     185     1008201      1800 East         Phoenix        AZ       85006
                                                     Van Buren
                                                     Street
-------------------------------------------------------------------------------------------------------------
 Memorial Hospital of Tampa     148     1014673      2901 W            Tampa          FL       33609-4056
                                                     Swann
                                                     Avenue
-------------------------------------------------------------------------------------------------------------
 Town and Country Hospital      186     1014681      6001 Webb         Tampa          FL       33615
                                                     Road
-------------------------------------------------------------------------------------------------------------
 Park Place Medical Center      105     1007146      3050 39th Street  Port Arthur    TX       77642
-------------------------------------------------------------------------------------------------------------
 Tempe St. Luke's Hospital      109     1008282      1500 South        Tempe          AZ       85281
                                                     Mill Avenue
-------------------------------------------------------------------------------------------------------------
 Mid-Jefferson Hospital         120     1007096      Highway 365
                                                     & 27th Street     Nederland      TX       77627
-------------------------------------------------------------------------------------------------------------
 Southwestern General           144     1007248      7400              San Antonio    TX       78224
 Hospital                                            Barlite
                                                     Boulevard
-------------------------------------------------------------------------------------------------------------
 Salt Lake Regional Hospital    125     1008475      1050 East         Salt           UT       84102
                                                     South Temple      Lake
                                                                       City
-------------------------------------------------------------------------------------------------------------
                                                     5633 1st           St.
 Palms of Pasadena Hospital     201     1014606      Avenue South       Petersburg     FL       33707
-------------------------------------------------------------------------------------------------------------
                                                     3460               Salt
                                                     Pioneer            Lake
 Pioneer Valley Hospital        139     1008417      Parkway            City           UT       84120-2049
-------------------------------------------------------------------------------------------------------------
 Mesa General Hospital                               515 N.
 Medical Center                 118     1008092      Mesa Drive         Mesa           AZ       85201
-------------------------------------------------------------------------------------------------------------
                                                     520 East
 Odessa Regional Hospital       121     1025588      Sixth Street       Odessa         TX       79760
-------------------------------------------------------------------------------------------------------------
Unknown facility (located in     TBD     TBD         TBD                 TBD            TBD        TBD
the Pacific Time Zone with
approximately 198 beds)
which shall be determined
after the Contract
Supplement Effective Date
(the "Unknown Facility")
=============================================================================================================

* Location of Customer's Data Center
(NOTE: It is not necessary to list offices of physicians and other caregivers who have privileges at a health care facility identified above.)

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 18, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 18, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 18, 2003


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 18, 2003



GENERAL COMMENTS:

     [______]* "ECI" means Employment Cost Index, Compensation, Private Industry, White Collar Occupations, not seasonally adjusted, (June 1989 =
     100), as published by the US Department of Labor, Bureau of Labor
     Statistics.

2. Software Maintenance Fees Pro-Ration. Annual Software Maintenance Services fees shall be due in accordance with the terms and conditions of the Agreement and be prorated on a 365-day calendar year.

3. Professional Services. Professional Services are set forth in Exhibit I attached hereto.

4. Business Partner Terms. Business Partner terms are set forth in Exhibit III attached hereto.

5. Development Software. Customer recognizes that, as of the Contract Supplement Effective Date, the Horizon Admin-RX Software is under development ("Development Software") and as such is unwarranted as to performance and functionality until such time as the Development Software becomes Generally Available. If and when the Development Software becomes Generally Available, Software Maintenance Services on commercially and generally offered terms and conditions shall be available from McKesson, together with functionality warranties to the Development Software's Documentation. Customer acknowledges that the Development Software may never become Generally Available.



-------------------
(1) Equipment total does not include Post Warranty Annual Equipment Maintenance.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 18, 2003


6. Enabler Limitation. Unless otherwise provided in an Exhibit hereto, all Horizon(WP) Physician Portal modules and Horizon(WP) Foundation Software and related Third-Party Software (other than the Vignette Portal Server for Horizon(WP) provided to Customer pursuant to this Contract Supplement, may only be used in connection with McKesson web solutions built on the Horizon(WP) Foundation. Third-Party Software rights shall not operate to expand in any way Customer's license rights to McKesson Software.

7. Customer acknowledges that the Software releases listed on the Equipment configurations, as set forth in Exhibit II attached hereto, are for Equipment configuration purposes only and may represent future versions of the Software that Customer may receive, if and when available, as part of Software Maintenance Services.

[______]*

9. Implementation Services set forth on Exhibit 1 attached hereto for STAR, Pathways Contract Manager, EC2000, Pathways Healthcare Scheduling, Pathways Compliance Manager (previously licensed on Contract Supplement P9902292-1, dated February 28, 2000) and Horizon Surgical Manger (previously licensed on Contract Supplement P0207527, dated December 28, 2001) shall be used for the purposes of implementing such Software at the Unknown Facility.

[______]*


[______]*

Contract Supplement                                 IASIS Healthcare Corporation
PROPRIETARY AND CONFIDENTIAL TO                             Customer No. 1002842
MCKESSON INFORMATION SOLUTIONS LLC                         Contract No. P0413775
                                                               DECEMBER 18, 2003


     Customer recognizes that, as of the Contract Supplement Effective Date, the Software listed above as Development Software is under development ("Development Software") and as such is unwarranted as to performance and functionality until such time as the Development Software becomes Generally Available. If and when the Development Software becomes Generally Available, Software Maintenance Services on commercially and generally offered terms and conditions shall be available from McKesson, together with functionality warranties to the Development Software's Documentation. Customer acknowledges that the Development Software may never become Generally Available.

     If and when the Development Software becomes Generally Available, Customer may license said software from McKesson upon execution of a new and separate Contract Supplement. Said software shall then be deemed "Software" as defined in the Agreement, and the terms and conditions of the Agreement shall govern its use. Customer acknowledges that additional fees may apply upon licensure of such Software, including without limitation, fees for Implementation Services, Software Maintenance Services, and Equipment.

11. The parties acknowledge and agree that the Equipment configuration set forth in this Contract Supplement has been sized by McKesson according to its best estimate so that Customer might fully utilize all functions and specifications described in this Agreement and in the Documentation describing the Software. The parties further acknowledge that, as of the Contract Supplement Effective Date, Customer has not provided McKesson with current Customer statistics for configuring and sizing the Equipment to be provided to Customer. In the event changes to the Equipment configuration become necessary in order for Customer to utilize the functions and specifications of the Software, such changes may result in additional fees charged to Customer and shall be made in the form of an addendum or amendment to this Contract Supplement, executed by the parties hereto. McKesson makes no warranties as to the performance of the Software on the Equipment.


 AUTHORIZATION: The pricing contained herein is valid until December 23, 2003


IASIS HEALTHCARE CORPORATION                         MCKESSON INFORMATION SOLUTIONS LLC

Signature: /S/SANDRA MCREE                           Signature:
           -------------------------------                        --------------------
Printed Name: Sandra McRee                           Printed Name:
           -------------------------------                        --------------------
Title/Position: Chief Operating Officer              Title/Position:
           -------------------------------                          ------------------
Customer P0#: 701                                    Date:
           -------------------------------                        --------------------
Date:      02/27/2004
           -------------------------------


                   THANK YOU FOR YOUR BUSINESS (PLEASE ATTACH
                           CUSTOMER'S PURCHASE ORDER)

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003


                                    AMENDMENT

         THIS AMENDMENT (the "Amendment") which amends Information System Agreement No. C9902292, dated February 23, 2000 (the "ISA") is effective as of February 27, 2004 (the "Amendment Effective Date") between McKesson Information Solution LLC f/k/a HBO & Company ("McKesson") and IASIS Healthcare Corporation ("Customer") (collectively, the "Parties"). This Amendment also amends those portions of Amendment No. 97194 dated September 30, 1998 between Tenet HealthSystem Medical, Inc and McKesson which were subsequently assigned to Customer in Partial Assignment and Assumption Agreement No. P9903260 dated July 27, 2000 (the "Previous License"). The ISA and the Previous License shall collectively be known as the "Agreement".

         WHEREAS, the Parties acknowledge that:

         (a) The parties acknowledge that Customer previously licensed the Pathways Care Manager with the Base and Meds IV's Software, now known as Horizon Clinical Infrastructure, Horizon Order Management and Horizon Clinical Documentation Software (the "Existing Software"). Upon the Amendment Effective Date, use of the Existing Software at St. Luke's is terminated.

         Further, McKesson hereby grants to Customer a License to utilize the Existing Software strictly in accordance with the terms of the Agreement for such use only at a facility to be determined after the Amendment Effective Date (the "Unknown Facility"). Notwithstanding the foregoing, Customer shall not be relieved of its obligations to pay any billed or unbilled amounts due to McKesson incurred in accordance with the license for St. Luke's Hospital;

         (b) Customer previously licensed from McKesson the Horizon Clinical Documentation(TM) Software (Med/Surg, Critical Care, Respiratory Care, and Meds & IV's modules) on the Agreement ("Previously Licensed Software");

         (c) McKesson currently markets its (i) Horizon Expert Documentation(TM) ("HED") Software, and (ii) Horizon Limited AdminRx(TM) ("Limited AdminRx"), as separately priced and marketed products;

         (d) The Parties desire to terminate the Previously Licensed Software, associated Software Maintenance and any associated Installation/Implementation Services.

         NOW, THEREFORE, in consideration of the mutual exchange of promises set forth herein, McKesson and Customer agree to amend the Agreement, as of the Amendment Effective Date, as follows:

         1. Except as defined herein or otherwise required by the context herein, all capitalized terms used in this Amendment have the meaning set forth in the Agreement.

         2. Twelve (12) months from the Effective Date of Contract Supplement P0413775, to be executed contemporaneously with this Amendment, (i) Customer's license for the Previously Licensed Software shall terminate (the "Terminated Software"); and (ii) Customer will promptly cease using and return to McKesson or (at McKesson's request) destroy and erase all copies of the Terminated Software in its possession or control, and certify in writing to McKesson that it has done so. Concurrently with such termination, McKesson's obligation to provide Software Maintenance for the Terminated Software shall also terminate.

         3. The ISA is hereby amended by the deletion in its entirety of Exhibit 1-B and its replacement with Attachment 1 attached hereto.

         4. The ISA is hereby further amended by the deletion in its entirety of
Section 3.1.1 of Exhibit II in its entirety and its replacement with the following:

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003



[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003


[______]*

         McKesson reserves the right to charge annual Software Maintenance Services fees for additional Software licensed.

         5. All of the Software referenced in the table above, with the exception of Horizon Surgical Manager, previously licensed for use at Customer's former Facility, Rocky Mountain Medical Center, on Contract Supplement No. P9902292-1 dated February 28, 2000, is hereby transferred for use at the Unknown Facility.

         6. The ISA is hereby further amended by the deletion of the third (3rd) sentence of Section 4.2 of Exhibit II in its entirety and its replacement with the following:

[______]*

         7. The ISA is hereby further, amended by the deletion of Section 5, Paragraph 2 in its entirety and its replacement with the following:

[______]*

         8. The ISA is hereby further amended by the addition of the following as a new section 7 of Exhibit II:

[______]*

         9. The ISA is hereby further amended by the addition of the following as a new Section 8 of Exhibit II:

            "8. Customer shall have the right to transfer a Software license(s) as follows:

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003

[______]*


[______]*

         10. Neither McKesson nor Customer shall disclose the terms and conditions of this Amendment to any third party and both Parties agree to maintain the confidentiality of this Amendment, except as required by law.

         11. This Amendment contains all of the terms and conditions agreed upon by the Parties regarding the subject matter of this Amendment. Any prior agreements, promises, negotiations, or representations, either oral or written, relating to the subject matter of this Amendment, not expressly set forth in this Amendment are of no force or effect.

         12. Any amendment or modification of this Amendment must be in writing, and signed by duly authorized representatives of McKesson and Customer. Any amendment or modification not made in this manner shall have no force or effect.

         13. Except as otherwise modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003


         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.


IASIS HEALTHCARE CORPORATION               MCKESSON INFORMATION SOLUTIONS LLC

By:     /s/ Sandra McRee                   By:
        ------------------------------             ---------------------------
Name:   Sandra McRee                       Name:
        ------------------------------             ---------------------------
Title:  Chief Operating Officer            Title:
        ------------------------------             ---------------------------
Date:   2-27-04                            Date:
        ------------------------------             ---------------------------

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003

                     ATTACHMENT 1 TO AMENDMENT NO. P0413860

                      2003 MCKESSON CORPORATE TRAVEL POLICY

         TRAVEL POLICY, PROCEDURES, AND EXPENSE REIMBURSEMENT GUIDELINES

I. TRAVEL ARRANGEMENTS: All travel arrangements (to include airline, lodging, rental car, etc.) must be arranged through Rosenbluth International. Tickets not issued by Rosenbluth International will not be reimbursed.

         A. AIR TRAVEL - The Company will reimburse all business air travel as long as such travel is at the lowest cost available airfare, short of endangering the reason for the trip or the business needs dictated by a customer. The guidelines surrounding our travel policy are as follows:

                  The lowest available airfare, regardless of penalties or restriction, must be utilized by anyone traveling at the expense of McKesson. Any tickets being requested within 7-days of travel require Senior V.P. approval before the ticket can be issued by the Travel Department.

                  ROSENBLUTH INTERNATIONAL will automatically confirm the lowest airfare available on the requested routing. Rosenbluth International will check all flights one and a half hours before and one and a half hours after the originally requested arrival, for the lowest available airfare and advise the traveler of the lowest fare options.

         B. LODGING. The Company will pay only actual room rental costs supported by the hotel bill for each day that lodging away from home is required for business reasons. Hereafter, the standard hotel will be Marriott Courtyard-type lodging for all business-related travel.

         C. CAR RENTALS. The Company will reimburse car rentals only when other means of transportation are unavailable, more costly, or impractical. The use of a rental car must be justified as a business need and not as a matter of personal convenience. The use of compact or intermediate cars is acceptable only when two or more employees are traveling together and sharing the rental car, or when it is necessary to have a larger vehicle for carrying clients or equipment.

         D.       OTHER TRANSPORTATION

                  PERSONAL CAR - The Company prefers travel through use of public transportation, but an employee's automobile should be used when other transportation is unavailable or economy can be realized. The Company will reimburse the employee at the rate of .365 cents per mile over and above the normal commute, plus parking and tolls, for authorized business use of personal cars. The normal commute includes an employee's drive to his/her office, or FM site, if located in the same city in which the employee resides.

                  TAXIS AND OTHER OUT OF TOWN TRANSPORTATION - The cost of a taxi to and from places of business, hotels, or airports in connection with business activities is reimbursable. Use of taxis is authorized only when more economical services (hotel vans, shuttles, etc.) are not available. Employees are encouraged to utilize public transportation whenever feasible. Receipts are required for all transportation expenses.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003

II.      MEALS

                  The Company will reimburse employees for meal expenses (breakfast, lunch, and dinner) actually incurred, providing such expenses are reasonable and appropriate. The suggested costs below should provide a guideline to employees as to what the Company feels is fair and reasonable, but in no event should the total exceed $40.00 per day:

                  Breakfast......$ 8.00
                  Lunch..........$12.00
                  Dinner.........$20.00

III.     OTHER REIMBURSABLE EXPENSES

         A.       TELEPHONE EXPENSES

                  1. Business - The Company will pay charges for local and long-distance business calls made outside a Company office, provided the calls are supported by a listing, hotel bill, or telephone bill. All domestic long distance telephone calls should be placed through AT&T.

                  2. Personal - The Company will pay charges for personal long distance calls when the employee is away from home for business reasons. These should be limited to one ten-minute call a day. In order to maximize the savings potential employees should place personal calls through AT&T.

         B. LAUNDRY EXPENSES. The Company will pay for reasonable laundry or dry cleaning charges for employees who are traveling out of town and will be out of town on company business for five nights or more. In such situations, the employee's manager determines the fair and reasonable nature and amount of reimbursable business expenditure.

         C. TIPS AND GRATUITIES. The Company will pay for reasonable tipping and gratuities:

                  *  up to 20% of the total restaurant bill
                  *  $1 per bag porterage
                  *  up to 15% of the total cab fare

         D. IN-TOWN EXPENSES. When traveling within his/her headquarters city, an employee may expense charges for local transportation if required for business purposes and when authorized. Whenever public transportation is not used, claims for taxis, private limousines, and personal car mileage should be separated, claimed, and explained, showing the purpose of the trip and the itinerary.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003


                                    AMENDMENT

         THIS AMENDMENT (the "Amendment") which amends Information System Agreement No. C9902292, dated February 23, 2000 (the "ISA") is effective as of February 27, 2004 (the "Amendment Effective Date") between McKesson Information Solutions LLC f/k/a HBO & Company ("McKesson") and IASIS Healthcare Corporation ("Customer") (collectively, the "Parties"). This Amendment also amends those portions of Amendment No. 97194 dated September 30, 1998 between Tenet HealthSystem Medical, Inc and McKesson which were subsequently assigned to Customer in Partial Assignment and Assumption Agreement No. P9903260 dated July 27, 2000 (the "Previous License"). The ISA and the Previous License shall collectively be known as the "Agreement".

         WHEREAS, the Parties acknowledge that:

         (a) The parties acknowledge that Customer previously licensed the Pathways Care Manager with the Base and Meds IV's Software, now known as Horizon Clinical Infrastructure, Horizon Order Management and Horizon Clinical Documentation Software (the "Existing Software"). Upon the Amendment Effective Date, use of the Existing Software at St. Luke's is terminated.

         Further, McKesson hereby grants to Customer a License to utilize the Existing Software strictly in accordance with the terms of the Agreement for such use only at a facility to be determined after the Amendment Effective Date (the "Unknown Facility"). Notwithstanding the foregoing, Customer shall not be relieved of its obligations to pay any billed or unbilled amounts due to McKesson incurred in accordance with the license for St. Luke's Hospital;

         (b) Customer previously licensed from McKesson the Horizon Clinical Documentation(TM) Software (Med/Surg, Critical Care, Respiratory Care, and Meds & IVs modules) on the Agreement ("Previously Licensed Software");

         (c) McKesson currently markets its (i) Horizon Expert Documentation(TM) ("HED") Software, and (ii) Horizon Limited AdminRx(TM) ("Limited AdminRx"), as separately priced and marketed products;

         (d) The Parties desire to terminate the Previously Licensed Software, associated Software Maintenance and any associated Installation/Implementation Services.

         NOW, THEREFORE, in consideration of the mutual exchange of promises set forth herein, McKesson and Customer agree to amend the Agreement, as of the Amendment Effective Date, as follows:

         1. Except as defined herein or otherwise required by the context herein, all capitalized terms used in this Amendment have the meaning set forth in the Agreement.

         2. Twelve (12) months from the Effective Date of Contract Supplement P0413775, to be executed contemporaneously with this Amendment, (i) Customer's license for the Previously Licensed Software shall terminate (the "Terminated Software"); and (ii) Customer will promptly cease using and return to McKesson or (at McKesson's request) destroy and erase all copies of the Terminated Software in its possession or control, and certify in writing to McKesson that it has done so. Concurrently with such termination, McKesson's obligation to provide Software Maintenance for the Terminated Software shall also terminate.

         3. The ISA is hereby amended by the deletion in its entirety of Exhibit 1-B and its replacement with Attachment 1 attached hereto.

         4. The ISA is hereby further amended by the deletion in its entirety of
Section 3.1.1 of Exhibit II in its entirety and its replacement with the following:

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003


[______]*
                                     Page 2

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003

[______]*

         McKesson reserves the right to charge annual Software Maintenance Services fees for additional Software licensed.

         5. All of the Software referenced in the table above, with the exception of Horizon Surgical Manager, previously licensed for use at Customer's former Facility, Rocky Mountain Medical Center, on Contract Supplement No. P9902292-1 dated February 28, 2000, is hereby transferred for use at the Unknown Facility.

         6. The ISA is hereby further amended by the deletion of the third (3rd) sentence of Section 4.2 of Exhibit II in its entirety and its replacement with the following:

[______]*

         7. The ISA is hereby further amended by the deletion of Section 5, Paragraph 2 in its entirety and its replacement with the following:

[______]*

         8. The ISA is hereby further amended by the addition of the following as a new section 7 of Exhibit II:

[______]*

         9. The ISA is hereby further amended by the addition of the following as a new Section 8 of Exhibit II;

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003


[_____]*


[_____]*

         10. Neither McKesson nor Customer shall disclose the terms and conditions of this Amendment to any third party and both Parties agree to maintain the confidentiality of this Amendment, except as required by law.

         11. This Amendment contains all of the terms and conditions agreed upon by the Parties regarding the subject matter of this Amendment. Any prior agreements, promises, negotiations or representations, either oral or written, relating to the subject matter of this Amendment, not expressly set forth in this Amendment are of no force or effect.

         12. Any amendment or modification of this Amendment must be in writing, and signed by duly authorized representatives of McKesson and Customer. Any amendment or modification not made in this manner shall have no force or effect.

         13. Except as otherwise modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003


         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

IASIS HEALTHCARE CORPORATION                MCKESSON INFORMATION SOLUTIONS LLC

By:    /s/ Sandra McRee                     By:
       ------------------------------              ----------------------------
Name:  Sandra McRee                         Name:
       ------------------------------              ----------------------------
Title: Chief Operating Officer              Title:
       ------------------------------              ----------------------------
Date:  2-27-04                              Date:
       ------------------------------              ----------------------------

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003


                     ATTACHMENT 1 TO AMENDMENT NO. P0413860

                      2003 MCKESSON CORPORATE TRAVEL POLICY

         TRAVEL POLICY, PROCEDURES, AND EXPENSE REIMBURSEMENT GUIDELINES

I. TRAVEL ARRANGEMENTS: All travel arrangements (to include airline, lodging, rental car, etc.) must be arranged through Rosenbluth International. Tickets not issued by Rosenbluth International will not be reimbursed.

         A. AIR TRAVEL - The Company will reimburse all business air travel as long as such travel is at the lowest cost available airfare, short of endangering the reason for the trip or the business needs dictated by a customer. The guidelines surrounding our travel policy are as follows:

                  The lowest available airfare, regardless of penalties or restriction, must be utilized by anyone traveling at the expense of McKesson. Any tickets being requested within 7-days of travel require Senior V.P. approval before the ticket can be issued by the Travel Department.

                  ROSENBLUTH INTERNATIONAL will automatically confirm the lowest airfare available on the requested routing. Rosenbluth International will check all flights one and a half hours before and one and a half hours after the originally requested arrival, for the lowest available airfare and advise the traveler of the lowest fare options.

         B. LODGING. The Company will pay only actual room rental costs supported by the hotel bill for each day that lodging away from home is required for business reasons. Hereafter, the standard hotel will be Marriott Courtyard-type lodging for all business-related travel.

         C. CAR RENTALS. The Company will reimburse car rentals only when other means of transportation are unavailable, more costly, or impractical. The use of a rental car must be justified as a business need and not as a matter of personal convenience. The use of compact or intermediate cars is acceptable only when two or more employees are traveling together and sharing the rental car, or when it is necessary to have a larger vehicle for carrying clients or equipment.

         D.       OTHER TRANSPORTATION

                  PERSONAL CAR - The Company prefers travel through use of public transportation, but an employee's automobile should be used when other transportation is unavailable or economy can be realized. The Company will reimburse the employee at the rate of .365 cents per mile over and above the normal commute, plus parking and tolls, for authorized business use of personal cars. The normal commute includes an employee's drive to his/her office, or FM site, if located in the same city in which the employee resides.

                  TAXIS AND OTHER OUT of TOWN TRANSPORTATION - The cost of a taxi to and from places of business, hotels, or airports in connection with business activities is reimbursable. Use of taxis is authorized only when more economical services (hotel vans, shuttles, etc.) are not available. Employees are encouraged to utilize public transportation whenever feasible. Receipts are required for all transportation expenses.

McKesson Information Solutions LLC            IASIS Healthcare Corporation, Inc.
Confidential and Proprietary to McKesson                  Amendment No. P0413860
                                                            Customer No. 1002842
                                                               December 18, 2003

II.      MEALS

                  The Company will reimburse employees for meal expenses (breakfast, lunch, and dinner) actually incurred, providing such expenses are reasonable and appropriate. The suggested costs below should provide a guideline to employees as to what the Company feels is fair and reasonable, but in no event should the total exceed $40.00 per day:

                  Breakfast.....$ 8.00
                  Lunch.........$12.00
                  Dinner........$20.00

III.     OTHER REIMBURSABLE EXPENSES

         A.       TELEPHONE EXPENSES

                  1. Business - The Company will pay charges for local and long-distance business calls made outside a Company office, provided the calls are supported by a listing, hotel bill, or telephone bill. All domestic long distance telephone calls should be placed through AT&T.

                  2. Personal - The Company will pay charges for personal long distance calls when the employee is away from home for business reasons. These should be limited to one ten-minute call a day. In order to maximize the savings potential employees should place personal calls through AT&T.

         B. LAUNDRY EXPENSES. The Company will pay for reasonable laundry or dry cleaning charges for employees who are traveling out of town and will be out of town on company business for five nights or more. In such situations, the employee's manager determines the fair and reasonable nature and amount of reimbursable business expenditure.

         C. TIPS AND GRATUITIES. The Company will pay for reasonable tipping and gratuities:

                  *  up to 20% of the total restaurant bill
                  *  $1 per bag porterage
                  *  up to 15% of the total cab fare

         D. IN-TOWN EXPENSES. When traveling within his/her headquarters city, an employee may expense charges for local transportation if required for business purposes and when authorized. Whenever public transportation is not used, claims for taxis, private limousines, and personal car mileage should be separated, claimed, and explained, showing the purpose of the trip and the itinerary.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


HBOC                                CONTRACT SUPPLEMENT           CS# P9902292-1
                                                                   CUST# 6529200
CUSTOMER: IASIS HEALTHCARE

                                                           BILL TO:
                                                           IASIS Healthcare Corporation
SHIP TO:                                                   The Dover Centre
St. Luke's Medical Center                                  113 Seaboard Lane, Suite A200
IASIS Healthcare Data Center                               Franklin, TN 37067
1800 East Van Buren                                        Telephone: 615-844-2747
Phoenix, AZ 85006                                          Facsimile:

Contract Supplement to HBOC Agreement # C9902292 dated ___________________ between HBO & Company ("HBOC") and IASIS Healthcare Corporation ("Customer").

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends HBO & Company Information System Agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"). To the extent that the terms, conditions and definitions set forth in this Contract Supplement differ or conflict with the terms and conditions set forth in the Agreement, such differences are stated below and on the Attachment(s) hereto and shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

THE PARTIES HERETO HEREBY AGREE to all provisions set forth in the following sections

SECTION I.      SOFTWARE LICENSE AND MAINTENANCE TERMS

SECTION II.     HBOC AND BUSINESS PARTNER SOFTWARE SPECIAL PROVISIONS

SECTION III.    BASE EQUIPMENT

SECTION IV.     PROCESSING TERMS

SECTION V.      SERVICE TERMS

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000







[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                  IASIS Healthcare
                                                     Contract Number P9902292-1
                                                              February 24, 2000


[______]*

The Software License Fees, Base Equipment Cost and Implementation Services Fee set forth above shall be due and payable to HBOC as follows, except for Estimated Fees which shall be based on time and materials and billed monthly as incurred:

[______]*

EXECUTED as of the day and date first above written.

HBO & COMPANY, A WHOLLY-OWNED               IASIS HEALTHCARE
SUBSIDIARY OF MCKESSON HBOC, INC.


By: /s/ Gregory W. Hardin                   By: /s/ Kenneth W. Perry
    ---------------------                       -------------------------
      Gregory W. Hardin

Title:  Account Executive                   Title: VP, Operations & Finance
        -----------------                          ------------------------


ACCEPTED ON BEHALF OF HBO &                               BILLING ADDRESS
COMPANY, A WHOLLY-OWNED SUBSIDIARY OF
MCKESSON HBOC, INC., AT ALPHARETTA,
GEORGIA
                                         Name:
                                               -------------------------------

By:                                      Address:
   ------------------------------                 ----------------------------

                                                  ----------------------------

Title:                                   Telephone:
       --------------------------                   --------------------------
                                         Facsimile:
                                                    --------------------------

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBO & Company                                                  IASIS Healthcare
                                                     Contract Number P9902292-1
                                                              February 24, 2000

                                   SECTION I
                     SOFTWARE LICENSE AND MAINTENANCE TERMS

1. SOFTWARE LICENSE: HBOC hereby grants to Customer a perpetual, non-exclusive, non-transferable license to use the object code version of the Software solely on the Equipment located at Customer's Facility identified in Exhibit I-A (i) solely for the benefit of persons and entities located at Customer's Facility and (ii) if applicable, by the number of Active User ID's, Concurrent Users or Servers identified below, regardless of location, provided that such access and use of the Software is relevant to the business relationship with Customer, and in a manner consistent with Customer's own internal business purposes.

2. SOFTWARE MAINTENANCE TERM AND FEES : The Software Maintenance (as defined in Paragraph 3 of this Section I) term ("Term") during which HBOC shall provide, and Customer shall pay for, Software Maintenance services as set forth in Paragraph 3 of this Section I, shall be for a period of three (3) years, beginning upon the Effective Date of this Contract Supplement. Software Maintenance Fees are set forth on Contract Supplement P9902292-1 and shall be payable on January 1 of each year of the Term. The first annual Software Maintenance Fee shall be due upon the Effective Date, and shall be pro-rated on a daily basis using a 365-day year. [______]* HBOC shall give Customer notice of any such increase in annual Software Maintenance Fees not later than the first day of November of the calendar year immediately preceding the year in which the increase will become effective. [______]*

3.      SOFTWARE MAINTENANCE:

        3.1 Software maintenance ("Software Maintenance") shall include, for the two (2) most current releases of the Software (except for STAR SQL Software Maintenance, which shall include the current release only), corrections of Software or Documentation due to defects in the Software or Documentation, as applicable, and improvements to existing functionality provided by HBOC after the Software delivery date but not otherwise separately priced or marketed by HBOC.

                 In addition to the above, the following services and Software improvements shall be provided as part of Software Maintenance for the Software specified below:

        - STAR, Pathways, and related Business Partner Software Maintenance shall include federal and state mandated changes for acute care hospitals in the areas of patient accounting, payroll and medical records, made by HBOC to the Software after the Software delivery date but not separately priced or marketed by HBOC.

        - EC 2000 Claims Administrator Software (as described in Section IV) shall include all federal and state mandated changes and payor specific edits, made by HBOC to the Software after the Software delivery date but not separately priced or marketed by HBOC. HBOC shall provide such updates and new releases to Customer sufficiently in advance of the effective date of such mandated changes to enable Customer to test and implement the updates and new releases in a timely manner.

HBO & Company                                                  IASIS Healthcare
                                                     Contract Number P9902292-1
                                                              February 24, 2000


                                   EXHIBIT I-A

                            CUSTOMER'S FACILITY(IES)

---------------------------------------------------------------------------------------------------------------------
                                                         STATE
                                                      REGULATIONS
              HOSPITAL                   AHA NUMBER     CATEGORY         ADDRESS            CITY         ST    ZIP
---------------------------------------------------------------------------------------------------------------------
Iasis Healthcare Corporate Offices        5999998          NA      The Dover Centre     Nashville        TN   37067
                                                                   113 Seaboard Lane
---------------------------------------------------------------------------------------------------------------------
Davis Hospital                            6870100          3       1600 W. Antelope Dr. Layton           UT   84041
---------------------------------------------------------------------------------------------------------------------
Jordan Valley Hospital                    6870300          3       3580 W. 9000 South   West Jordan      UT   84088
---------------------------------------------------------------------------------------------------------------------
Memorial Hospital of Tampa                6391090          2       2901 Swann Avenue    Tampa            FL   33609
---------------------------------------------------------------------------------------------------------------------
Mesa General Hospital                     6860162          2       515 North Mesa Dr.   Mesa             AZ   85201
---------------------------------------------------------------------------------------------------------------------
Mid-Jefferson Hospital                    6742595          2       Hwy. 365 & 27th St.  Nederland        TX   77627
---------------------------------------------------------------------------------------------------------------------
Odessa Regional Hospital                  6742665          2       520 East 6th Street  Odessa           TX   79760
---------------------------------------------------------------------------------------------------------------------
Palms of Pasadena Hospital                6390935          2       1501 Pasadena Ave.   St.Petersburg    FL   33707
---------------------------------------------------------------------------------------------------------------------
Park Place Medical Center                 6742849          2       3050 39th Street     Port Arthur      TX   77642
---------------------------------------------------------------------------------------------------------------------
Pioneer Valley Hospital                   6870075          3       3460 S. Pioneer Pwy  West Valley      UT   84120
---------------------------------------------------------------------------------------------------------------------
Rocky Mountain Medical Center             6870036          3       2500 South State     Salt Lake City   UT   84115
---------------------------------------------------------------------------------------------------------------------
Salt Lake Regional Hospital               6870270          3       1050 E. South Temple Salt Lake City   UT   84102
---------------------------------------------------------------------------------------------------------------------
Southwestern General Hospital             6743135          2       7400 Barlite Blvd.   San Antonio      TX   78224
---------------------------------------------------------------------------------------------------------------------
St. Luke's Medical Center*                6860290          2       1800 E. Van Buren    Phoenix          AZ   85006
---------------------------------------------------------------------------------------------------------------------
Tempe St. Luke's Hospital                 6860390          2       1500 South Mill Ave. Tempe            AZ   85281
---------------------------------------------------------------------------------------------------------------------
Town & Country Hospital                   6391097          2       6001 Webb Road       Tampa            FL   33615
---------------------------------------------------------------------------------------------------------------------


        * Temporary Location of Customer's Data Center

HBO & Company                                                  IASIS Healthcare
                                                     Contract Number P9902292-1
                                                              February 24, 2000


                                   SECTION II
                       BUSINESS PARTNER SPECIAL PROVISIONS





                         EXHIBIT II-A   FIRST DATABANK FORMULARY SERVICE

                         EXHIBIT II-B   SYBASE

                         EXHIBIT II-C   3M HEALTH INFORMATION SYSTEMS

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                  IASIS Healthcare
                                                     Contract Number P9902292-1
                                                              February 24, 2000





                                  EXHIBIT II-A


                        FIRST DATABANK FORMULARY SERVICE

The following Special Provision regarding Customer's License with First DataBank is for the collection of Annually Renewable Software License Fees by HBOC for the Formulary and Ingredient-Based Clinical Information Database Software and subsequent payment of said fees to First DataBank on behalf of Customer.

ALL TERMS AND CONDITIONS OTHER THAN PAYMENT TERMS ARE SET FORTH IN A SEPARATE LICENSE AGREEMENT BETWEEN CUSTOMER AND FIRST DATABANK.

PAYMENT: The Annually Renewable Software License Fee is prorated for time between the Software Delivery Date ("SDD") and December 31 of the year the SDD Agreement is signed. The prorated amount is due at SDD. The Annually Renewable Software License Fee for each successive January 1 to December 31 shall be paid by Customer within thirty (30) days after receipt of HBOC's invoice.

[______]*


Licensee acknowledges that HBOC has acted merely as a sales agent for First DataBank with regard to the Databases, and that HBOC is not the author of, nor is responsible for the content of the Databases. HBOC MAKES NO EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR THE PARTICULAR PURPOSE, AND IN NO EVENT SHALL HBOC BE LIABLE TO USER (LICENSEE) OR ANY THIRD PARTY FOR ANY DIRECT OR INDIRECT DAMAGES.

HBO & Company                                                  IASIS Healthcare
                                                     Contract Number P9902292-1
                                                              February 24, 2000


                               LICENSE AGREEMENT
                                 FIRST DATABANK


1. First DataBank grants a non-transferable license to "User" (the individual and/or corporate licensee) as indicated below to use one or more of the First DataBank Databases ("Databases") delivered to User for a term beginning on the date the Databases are first installed in User's system or systems and continuing until User's violation of any of the terms and conditions of this Agreement, or until either party notifies the other in writing that it will no longer use or provide the Databases to User, as the case may be. License fees for the use of the Database shall be paid to HBO & Company of Georgia ("HBOC"), as agent for First DataBank in accordance with HBOC's then current published fee schedule.

2. The Databases are proprietary to First DataBank. Except in the ordinary course of providing medical information to or about patients to the User, User shall hold all portions of the Databases in the strictest confidence, not disclose the contents thereof, shall not copy or duplicate any software or data element forming part of the Databases, and shall not during the term of this Agreement or five years thereafter develop or market any database competitive with the Databases. Within thirty (30) days following termination of this Agreement, User agrees to return any disk or magnetic tapes provided by First DataBank to User and to destroy all information relating to or constituting the Databases (including User documentation, data stored on disks, magnetic tapes, and computer storage devices) provided directly or indirectly by First DataBank.

3. The Databases must be used subject to this Agreement and must be used only on a User's computer system. User has no right to sublicense system without express written approval of First DataBank.

    USER WILL NOT BE ENTITLED TO RECEIVE ANY UPDATES OR TELEPHONE SUPPORT UNTIL USER EXECUTES THIS AGREEMENT AND AN ORIGINAL COPY IS RECEIVED BY FIRST DATABANK, 530 MARYVILLE CENTRE DRIVE, SUITE 250, ST. LOUIS, MISSOURI 63141.

 4. First DataBank shall update the Databases on a monthly basis, by means of a 9-track tape, 8mm tape or 4mm tape. First DataBank will also provide a toll-free telephone service to address questions and problems concerning the contents of the Databases. It is the User's responsibility to incorporate all such updates into their computer system promptly. If User's copies of the Databases become more that sixty (60) days out-of-date, First DataBank shall have no obligation to provide additional updates or to assist User in bringing its system up-to-date, and will charge User for its time and expenses if it elects to do so.

 5. First DataBank hereby warrants that the non-exclusive rights granted to User are free of any and all assignments, grants, licenses, obligations, or agreements, either written, oral or implied which might detract from User's full enjoyment of such right. First DataBank warrants that, at the time of delivery to User, the Databases will perform as generally described in the First DataBank database documentation. During the term of this Agreement, First DataBank agrees to correct at its own expense any errors or omissions in the Databases reasonably attributable to it and brought to its attention by User in writing. First DataBank warrants that it has used reasonable care to accurately compile the databases. First DataBank MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OTHER THAN THOSE IN THIS LICENSE AGREEMENT, AND FURTHER, MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY OF THE DATA FROM WHICH THE DATABASES ARE COMPILED, NOR AS TO FITNESS FOR LICENCEE'S PARTICULAR PURPOSE.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


                               LICENSE AGREEMENT
                                FIRST DATABANK


6. User may not modify or amend the Databases. Any modifications by User will release First DataBank from responsibility, if any relating to the performance of the Databases.

7. User acknowledges that the then-current edition of Evaluations of Drug Interactions, loose-leaf edition and the First DataBank Hotline must be consulted to support the Databases. Failure to do so will release First DataBank from responsibilities, if any, under this Agreement.

8. This Agreement will be governed by the laws of the State of Missouri. This is the only Agreement between User and First DataBank regarding the Databases, and it may be modified only by a written agreement between us. If any provision of this agreement shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired thereby.

9. User acknowledges that HBOC has acted merely as a sales agent for First DataBank with regard to the Databases, and that HBOC is not the author of, nor is responsible for, the content of the Databases. HBOC MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND AND HEREBY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND IN NO EVENT SHALL HBOC BE LIABLE TO USER OR ANY THIRD PARTY FOR ANY DIRECT OR INDIRECT DAMAGES.




Please identify the "lead hospital" pharmacy employee who will receive the Drug Information Newsletter, the First DataBank Manual Updates, and the Database Update Tapes:



________________________________________________________________________________
            Employee Name                                               Title

If different than above information:

Hospital Name:__________________________________________________________________

Address: _______________________________________________________________________

City, State, Zip: ______________________________________________________________

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


                                LICENSE AGREEMENT
                                 FIRST DATABANK




For multi-facility configurations:

Please identify the pharmacy employee for each "additional hospital" who will receive the Drug Information Newsletter and the First DataBank Manual Updates.

            Hospital                   Pharmacy     Title         Address            City           St        Zip
                                       Employee
Iasis Healthcare Corporate Offices      [TBP]      [TBP]   The Dover Centre      Nashville          TN       37205
                                                           113 Seaboard Lane
Odessa Regional Hospital                [TBP]      [TBP]   520 East 6th Street   Odessa             TX       79760
Southwestern General Hospital           [TBP]      [TBP]   7400 Barlite Blvd.    San Antonio        TX       78224
Mid-Jefferson Hospital                  [TBP]      [TBP]   Hwy. 365 & 27th St.   Nederland          TX       77627
Park Place Medical Center               [TBP]      [TBP]   3050 39th Street      Port Arthur        TX       77642
Palms of Pasadena Hospital              [TBP]      [TBP]   1501 Pasadena Ave.    St. Petersburg     FL       33707
Town & Country Hospital                 [TBP]      [TBP]   6001 Webb Road        Tampa              FL       33615
Memorial Hospital of Tampa              [TBP]      [TBP]   2901 Swann Avenue     Tampa              FL       33609
Davis Hospital                          [TBP]      [TBP]   1600 W. Antelope Dr.  Layton             UT       84041
Jordan Valley Hospital                  [TBP]      [TBP]   3580 W. 9000 South    West Jordan        UT       84088
Pioneer Valley Hospital                 [TBP]      [TBP]   3460 S. Pioneer Pwy   West Valley        UT       84120
Salt Lake Regional Hospital             [TBP]      [TBP]   1050 E. South Temple  Salt Lake City     UT       84102
Rocky Mountain Medical Center           [TBP]      [TBP]   2500 South State      Salt Lake City     UT       84115
St. Luke's Medical Center*              [TBP]      [TBP]   1800 E. Van Buren     Phoenix            AZ       85006
Mesa General Hospital                   [TBP]      [TBP]   515 North Mesa Dr.    Mesa               AZ       85201
Tempe St. Luke's Hospital               [TBP]      [TBP]   1500 South Mill Ave.  Tempe              AZ       85281


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

HBO & COMPANY OF GEORGIA - STAR PHARMACY FIRST DATABANK PRODUCT AND MANUFACTURER

ADDITION REVISION FORM

Hospital Name:  IASIS HEALTHCARE
              -------------------
Hospital Address: The Dover Centre, 113 Seaboard Lane, Suite A200, Franklin, TN 37067
                 --------------------------------------------------------------------
Contact Name:
             ------------------------------------------------------------------------
Phone Number: (   )
             ------------------------------------------------------------------------

*************************************************************************************

Select Type:     Addition     Revision
            -----        -----
Product Name:
             -------------------------------------------------
Strength/Volume:                                     Dosage Form:
                ------------------------------------
Package Size:                         Manufacturer:
             -------------------------
Product NDC# :          -        -
              ---------- -------- ---------
              Labeler#   Product# Package#

Comments:
         ----------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

*************************************************************************************

                Only use the space below to have a manufacturer's
                              entire line added !!!

******************************************"******************************************

Manufacturer Name:
                  -------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------------
City, State, Zip:
                 --------------------------------------------------------------------
Phone Number:                  (      )                Labeler #:
             ------------------------------------------

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

                                  EXHIBIT II-B


                   SYBASE(7) SOFTWARE - EMBEDDED RUNTIME LICENSE
       (FOR PATHWAYS CONTRACT MANAGEMENT, PATHWAYS HEALTHCARE SCHEDULING,
          PATHWAYS HEALTH NETWORK EXPERT AND PATHWAYS DECISION SUPPORT

For those HBOC Software Products ("HBOC Software") listed below that are also licensed under this Agreement, the following provisions relating to SYBASE products ("SYBASE Software") which are embedded into said HBOC Software Products differ from the general provisions set forth in this Agreement and the Exhibits attached thereto:

     PATHWAYS CONTRACT MANAGEMENT              PATHWAYS DECISION SUPPORT
     PATHWAYS HEALTHCARE SCHEDULING            PATHWAYS HEALTH NETWORK EXPERT

1) SYBASE Software License: HBOC hereby grants to Customer a non-exclusive, non-transferable perpetual right to use the SYBASE Software on the number of CPU's and concurrent users designated in Paragraph 2 below. Customer has no right to use the SYBASE Software other than as an embedded runtime version to be used in conjunction with the HBOC Software applications. An embedded runtime version shall mean a version of the SYBASE Software limited to or embedded in HBOC's software applications code.

     The embedded run-time version license allows the use of the SYBASE Software with the Pathways Software Products listed above (except for Contract Management) solely to:

     -  query the database.
     - create and alter stored procedures, triggers, rules, data types and defaults in conjunction with HBOC application(s).
     -  change the database in support of HBOC application(s).

     The embedded run-time version license allows the use of the SYBASE Software with the Pathways Contract Management Software Products solely to:

     -  input data into the Sybase database using HBOC utilities.
     -  query the database.

     Use Restrictions. Notwithstanding the provisions of Paragraph 1 above, the HBOC Software includes a Sybase Software Embedded Runtime Version license only, which allows HBOC Software to control and use that data. Customer, for data integrity purposes, is not permitted to alter the database in the HBOC Software and Customer cannot write applications, including applications written with a Sybase Full Use license, that insert, delete, update or otherwise modify data in the HBOC Software database. All HBOC Software provides documented audit trails when data changes. If Customer makes changes to a HBOC Software database, there may not be an audit trail and performance could be jeopardized. Customer is permitted to and has the capability to extract data from the HBOC Software database and use it in any Customer built application. If data is uploaded, inserted, updated to or deleted from HBOC Software databases or HBOC Software databases are modified by a Customer-written application, all applicable HBOC Software warranties shall be null and void.

2) Use on Equipment: The SYBASE Software is licensed for use on the CPU and by the number of concurrent users identified below. The SYBASE Software may be transferred to another site or to other computer hardware only upon notice to HBOC. The transfer of the SYBASE Software to other hardware may require the payment of additional Software License Fees. The license herein allows for usage on computer equipment up to and including the following equipment, on the date of this Agreement:

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


     PATHWAYS HEALTHCARE SCHEDULING:     CPU Make/Model No. DG AV3700              Users 100:
     PATHWAYS HNE:                       CPU Make/Model No. DG AV3700              Users: NA
     PATHWAYS DECISION SUPPORT:          CPU Make/Model No.  AlphaServer ES40 6/50 Users: 32
     PATHWAYS CONTRACT MANAGEMENT:       CPU Make/Model No. TBP
     Users: Unlimited

3) PC Usage: The SYBASE Software licensed hereunder may be copied for use by Customer on any PC accessing the computer on which the Embedded Runtime Version of SQL Server delivered by HBOC resides for use by the maximum concurrent users noted above.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

                                  EXHIBIT II-C

                          3M HEALTH INFORMATION SYSTEMS
                          (PATHWAYS DECISION SUPPORT)

The initial Term of the license to the 3M software listed on Contract Supplement P9902292-1 I shall be three (3) (the "Initial Term") and shall commence on the Effective Date of this Contract Supplement. The Term shall renew automatically for additional terms equal to one year (each, a "Renewal Term") upon the expiration of the Initial Term and each subsequent Renewal Term, unless either party provides written notice of termination to the other party not less than sixty (60) days prior to the expiration of the then current term. The License Fee payable during any Renewal Term shall be at HBOC's then current rate.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

                                  SECTION III

                                 BASE EQUIPMENT


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000
[______]*

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COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000



[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

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COMMISSION.




HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.




HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

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COMMISSION.



HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

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COMMISSION.



HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

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COMMISSION.




HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

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COMMISSION.




HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

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COMMISSION.



HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000




[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.




HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000
[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.





HBO & Company                                                  IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

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COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

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COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

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COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000
[______]*

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COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000



[______]*

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COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

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COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

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COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

[______]*

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COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

                                   SECTION IV

            HBOC ELECTRONIC COMMERCE PROCESSING SOFTWARE AND SERVICES

1. TERM: The term during which HBOC shall provide, and Customer shall pay for, Processing Services under this Agreement shall be for a period of 5 years from the Effective Date ("Processing Term"). Upon expiration of the initial Processing Term, the Processing Term shall automatically renew for successive one (1) year periods until this Agreement is terminated or Processing Services are discontinued as set forth in this Section IV. Customer agrees that HBOC shall be the sole supplier to Customer for the Processing Services during the Processing Term.

2. REMOTE SOFTWARE LICENSE: Subject to payment of the fees, HBOC hereby grants to Customer a non-exclusive, non-transferable license (" LICENSE") during the Processing Term to use the Claims, Remittance and Eligibility Administrator Software ("REMOTE SOFTWARE ") at Customer's Facility solely for the benefit of persons and entities located at Customer's Facility.

3. RESPONSIBILITIES: Subject to Paragraphs 5 and 6, during the Processing Term, HBOC will process the Transactions listed in Exhibit IV-A (the "Processing Services") upon timely receipt of properly entered, formatted and coded data files, documents, balancing totals or other required information from Customer, as applicable. Customer or its agents shall deliver accurate and complete electronic encoding of Transaction data to HBOC in HBOC's standard acceptable medium and common format, as designated by HBOC. Customer shall transmit all Transactions via HBOC's Value Added Network (VAN). Customer represents that it has complied with all applicable laws and regulations (including any confidentiality requirements) and obtained the proper authorizations, if any, required by law to permit HBOC to provide the Processing Services. Customer shall be solely responsible for the accuracy and integrity of all information provided by Customer to HBOC, and HBOC shall have no obligation to verify, check, inspect or correct information supplied by Customer to HBOC, except to verify the number of records, the number of Transactions, and the total dollar amount of Transactions actually received and processed by HBOC. At Customer's expense, Customer shall maintain all source documents for verification of Transaction data. HBOC shall not be responsible for record keeping or security backup of any Transaction information, or for loss of data. Transactions rejected by a Payor or by HBOC for any cause not attributable to fault by HBOC must be corrected and resubmitted by Customer at Customer's expense.

4. FEES: Processing Services Fees will be invoiced to Customer monthly beginning with HBOC's processing of Customer's actual transactions. [______]* Annual Software Maintenance Fees are set forth in Exhibit IV-A. Monthly Software Maintenance Fees will also be invoiced to Customer monthly beginning with HBOC's processing of Customer's actual transactions. Except as set forth in the next sentence, HBOC may, effective as of January 1 of each year thereafter, increase the Prevailing Rates for Processing Services. [______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


[______]*

5. MODIFICATION: HBOC reserves the right to discontinue or modify any Transaction listed in Exhibit IV-A or that may be performed by HBOC during the Processing Term if such Transaction becomes obsolete or commercially impractical as a result of industry practice or the effect or implementation of any local, state or federal law or regulation. Customer acknowledges that future changes in paper Transactions or in a Payer's information or format requirements may require HBOC or Customer to generate additional or different information, to use different formats, to reprogram software, and/or to incur delays in processing Transactions. Accordingly, Customer and HBOC agree that this Agreement shall be amended as is reasonably necessary to accommodate said changes, and that each Party shall bear its own costs related to said changes, provided that if any change relates to a particular Payor and involves an unreasonable cost to either Party, such Party may discontinue Processing Services with respect to such Payor upon notice to the other Party.

6. TERMINATION: HBOC reserves the right to (i) suspend provision of Processing Services because of nonpayment of sums owed to HBOC that are undisputed and sixty (60) days or more past due. Customer may terminate this Agreement at the expiration of Processing Term by giving notice to HBOC not later than sixty (60) days before expiration of the Processing Term or any renewal thereof. Upon termination, the final month's processing charges will be estimated based upon the previous three (3) months' average. An invoice for the estimated final month's processing fees, plus estimated deconversion costs, will be issued one month prior to the termination date of Processing Services under this Agreement. At the completion of the final month's processing and all deconversion activities, any additional processing fees or charges will be invoiced to Customer, and HBOC will promptly refund any overpayment made by Customer.

7. MAINTENANCE: Processing Services and Remote Software Maintenance include telephone support to Customer between 7 A.M. and 8 P.M. Eastern Standard Time for the purpose of attempting to resolve problems that Customer may experience with respect to Processing Services and Remote Software maintenance.

8.    TRANSACTION TYPES:

      8.1 Electronic Transactions. HBOC will process and submit Customer's Transactions directly to the appropriate Payor via electronic transmission or other appropriate medium, in lieu of processing Paper Transactions under Paragraph 8.2, provided such Payor or designated intermediator agrees to accept Customer's Electronic Transactions when submitted by HBOC.

      8.2 Paper Transactions. Transactions not covered by Paragraph 8.1 will be processed and printed on paper by HBOC using the standard HCFA 1500, UB-92, or other appropriate form. HBOC will send processed Paper Transactions to Customer, unless HBOC, Customer and Customer's Payor(s) have agreed for HBOC to send such transactions directly to Customer's Payor(s).

9. EARLY TERMINATION BY CUSTOMER: [______]* Customer agrees that the measure of damages set forth in this Paragraph 9 is fair and reasonable under all facts and circumstances, and that this Paragraph shall not be construed as a waiver or limitation of HBOC's right to recover any other debt or damages that may be owed to HBOC under this or any other Agreement.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


10. PROCESSING SERVICES LIABILITY LIMITATION: DUE TO THE NATURE OF THE TRANSACTION SERVICES, CUSTOMER AGREES THAT IN NO EVENT SHALL HBOC BE LIABLE FOR ANY CLAIM, LOSS CORRECTION, DAMAGE OR EXPENSE CAUSED BY HBOC'S PERFORMANCE OF THE TRANSACTION PROCESSING OR FAILURE TO PERFORM SUCH SERVICES WHICH IS NOT REPORTED WITHIN TWELVE (12) MONTHS OF SUCH PERFORMANCE OR FAILURE TO PERFORM. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, HBOC'S LIABILITY FOR ANY LOSS OR DAMAGE RELATED TO PROCESSING SERVICES, DIRECT OR INDIRECT, FOR ANY CAUSE WHATSOEVER AND REGARDLESS OF THE FORM OF ACTION, SHALL BE LIMITED TO ACTUAL AMOUNTS PAID BY CUSTOMER TO HBOC FOR PROCESSING SERVICES UNDER THIS INFORMATION SYSTEM AGREEMENT DURING THE TWELVE (12) MONTHS IMMEDIATELY PRIOR TO THE DATE OF LOSS OR DAMAGE. IN NO EVENT SHALL HBOC BE LIABLE FOR ANY LOSS, DAMAGE, COST OR EXPENSE ARISING FROM THE INACCURACY, INVALIDITY, INCOMPLETENESS, ERROR, OMISSION, MISDELIVERY, OR OTHER FAULT OF CUSTOMER, DEALER, ANY PAYOR, OR ANY THIRD PARTY AND RELATING TO ANY INFORMATION OR TRANSACTION PROVIDED TO OR PROCESSED BY HBOC.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000

                                  EXHIBIT IV-A

[______]*


HBOC Host system and support release STAR

CUSTOMER                       HBOC

Initial                        Initial -s- GWH

/s/ Kenneth W. Perry

Date 2/25/00                   Date 2-25-00

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


                                  EXHIBIT IV-A
[______]*

CURRENT PREVAILING RATES FOR LASER STATEMENTS . Following are the current Prevailing Rates for all Laser Statements less than seven (7) pages long. If a Laser Statement is longer then seven (7) pages then each 7 pages of the Laser Statement shall be charged as a separate Laser Statement.

[______]*

CUSTOMER                       HBOC

Initial -s- Illegible          Initial -s- GWH

Date 2/25/00                   Date 2-25-00

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


                                  EXHIBIT IV-B

                             IMPLEMENTATION SERVICES

1. GENERAL TERMS: Customer acknowledges that changes in the scope of any of the Implementation Services listed below may alter HBOC's obligations with respect to the deliverables, timeframes, fees, and expenses relating to such Services, and agrees to work in good faith with HBOC to identify and plan for changes that may change the scope of such Services, Customer agrees to assign qualified personnel to assist HBOC in performing or participating in the Implementation Services listed below, as applicable. Customer acknowledges that many Customer personnel requirements relating to use of the Software will continue after Implementation Services are completed. All Implementation Services not expressly set forth below as an obligation of HBOC are the responsibility of Customer. Implementation Services in addition to those listed below will be performed by HBOC at the Prevailing Rates with approval from authorized Customer personnel or as otherwise mutually agreed between the Parties.

2. SOFTWARE INSTALLATION AND IMPLEMENTATION SERVICES : Implementation, if applicable, includes staging the Equipment at an HBOC facility, training the Customers at Customers' location, and installation at the Facility, except for travel and out-of-pocket expenses.

3. ADDITONAL EDUCATION REQUIRED FOR PATHWAYS CLAIMS ADMINISTRATOR : Customer must have one employee attend a Microsoft-certified SQL Server Administrator and Windows NT class before installation of Pathways Claims Administrator. Customer has the option to attend said class offered by HBOC at HBOC's Prevailing Rates. Customer must submit to HBOC a certificate of completion of said class.

HBO & Company                                                   IASIS Healthcare
                                                      Contract Number P9902292-1
                                                               February 24, 2000


                                   SECTION V

                     INSTALLATION & IMPLEMENTATION SERVICES

                             [SEE ATTACHED 54 PAGES]

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


McKesson Information Solutions Inc. ("McKesson")    IASIS Healthcare Corporation
Proprietary and Confidential to McKesson          Contract Supplement # P0309796
                                                         Customer Number 1002842
                                                                   March 5, 2003

MCKESSON
 EMPOWERING HEALTHCARE

                               CONTRACT SUPPLEMENT         CS#PO309796
                                                         CUST# 1002842

                                 SOLD TO:
                                 IASIS Healthcare Corporation
                                 1113 Seaboard Lane, Suite A200
                                 The Dover Centre
                                 Franklin, TN 37067

SHIP TO:                                          BILL TO:
St. Luke's Medical Center                         IASIS Healthcare Corporation
IASIS Healthcare Data Center                      1113 Seaboard Lane, Suite A200
1800 East Van Buren                               The Dover Centre
Phoenix, AZ 85006                                 Franklin, TN 37067
                                                  Telephone:
                                                  Facsimile:
                                                  Attention:

CONTRACT SUPPLEMENT TO AGREEMENT #C9902292 DATED FEBRUARY 28, 2000.

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this "Contract Supplement") amends the agreement to the extent applicable identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the "Agreement"), and is made effective as of this_______day of________________, 2002 (the "Contract Supplement Effective Date"). Unless otherwise specifically and expressly set forth in this Contract Supplement, this Contract Supplement sets forth terms and conditions that apply only to the Facilities, Software and/or Services listed in this Contract Supplement. To the extent the terms and conditions of the Agreement are in conflict with this Contract Supplement, the terms of this Contract Supplement shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

WHEREAS, the parties acknowledge that Customer previously purchased from McKesson a license for Pathways Compliance Advisor Software for the Facilities specified therein on Contract Supplement 9902292-1 dated February 28, 2000 and Customer desires to & expand the scope of such license to purchase a license for three (3) additional Local Medical Review Policies ("LMRP's) in accordance with the license grant set forth in Attachment 1, Paragraph 2 of this Contract Supplement.

[______]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

McKesson Information Solutions Inc. ("McKesson")    IASIS Healthcare Corporation
Proprietary and Confidential to McKesson          Contract Supplement # P0309796
                                                         Customer Number 1002842
                                                                   March 5, 2003

[______]*

LINE ITEM COMMENTS

1     Additional terms and conditions are set forth in Attachment 1 hereto.

2 The pricing set forth in this Contract Supplement is valid until March 28, 2003. In the event this Contract Supplement is not executed on or before March 28, 2003, the pricing set forth herein is subject to change.

IASIS HEALTHCARE CORPORATION                MCKESSON INFORMATION SOLUTIONS INC.

Signature:                                  Signature:
Printed Name:                               Printed Name:
Title/Position:                             Title/Position:
Customer P0#:                               Date:
Date:


                       THANK YOU FOR YOUR BUSINESS
                (PLEASE ATTACH CUSTOMER'S PURCHASE ORDER)

McKesson Information Solutions Inc. ("McKesson")    IASIS Healthcare Corporation
Proprietary and Confidential to McKesson          Contract Supplement # P0309796
                                                         Customer Number 1002842
                                                                   March 5, 2003


                               AHA
Facility                      Number      Address                    City           State    Zip
--------                      ------      -------                    ----           -----    ---
Southwestern General         6743135      7400 Barlite Boulevard     San Antonio     TX      78224
Hospital

      c. The Blue Cross and Blue Shield of Arizona Part A LMRP shall be for use at the following facilities:

                               AHA
Facility                      Number      Address                    City           State    Zip
--------                      ------      -------                    ----           -----    ---
Mesa General Hospital        6860162      515 North Mesa Drive       Mesa            AZ      85201
St. Luke's Medical Center    6860290      1800 East Van Buren        Phoenix         AZ      85006
Tempe St. Luke               8680390      1500 South Mill Avenue     Tempe           AZ      85281

      2.1 Customer shall have a license to use the number of copies of the additional LMRP Software listed in Attachment 2 at the Facilities specified above in Paragraph 2, and the Documentation, in connection with its internal business.

      2.2 Should Customer elect to use the additional LMRP Software for processing additional Covered Lives, Claims, and/or additional Facilities after the Contract Supplement Effective Date, Customer will notify McKesson of its intent to expand the scope of the license granted herein and, subject to execution of an amendment to this Contract, shall pay the then Prevailing Rate for such additional Covered Lives, Claims or Facilities.

      2.3 Customer shall only use the additional LMRP Software for the review, processing, investigation or management of Health Insurance Claims submitted to Customer or its affiliates. "Health Insurance Claims" means claims utilizing ICD-9 diagnosis codes, CPT, and or HCPCS procedures codes.

      2.4 Customer is responsible for establishing a Test/Training and Production environment. With the additional LMRP products, two separate and distinct technical environments are required.

      2.5 Customer acknowledges that McKesson recommends that Customer provide remote access to the NT Server that contains additional LMRP's via the pc Anywhere application and appropriate communication mechanisms.

3.    DELIVERY AND INSTALLATION:

      3.1 McKesson shall deliver the additional LMRP's Software and the Documentation within thirty (30) days following the Contract Supplement Effective Date.

      3.2 Customer shall be responsible for installing the additional LMRP's Software and shall notify McKesson of the number of copies used at each Site. Customer shall notify McKesson if it removes an installed copy of the additional LMRP's Software and re-installs such copy at a different Site.

4.    TRAINING AND SUPPORT:

      4.1 For the two (2) most current releases of the Software, McKesson will provide to Customer (i) all Updates; (ii) corrections of any material non-conformance of the Software with the specifications set forth in the Documentation; (iii) telephone support from 8:30 a.m. to 5:00 p.m., Eastern Time, on regular business days;

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


McKesson Information Solutions Inc. ("McKesson")    IASIS Healthcare Corporation
Proprietary and Confidential to McKesson          Contract Supplement # P0309796
                                                         Customer Number 1002842
                                                                   March 5, 2003


            and (iv) additional support as may be listed in the Attachment. All requests for support shall be coordinated by Customer through its designated representative at the Support Site.

      4.2 Updates for the additional LMRP's shall include federally mandated Medicare coding and billing guidelines related to CPT/HCPCS and ICD-9 changes that fall within the scope of the additional LMRP product functionality for outpatient billing.

      4.3 Additional training and support may be provided by McKesson at the Prevailing Rates.

5.    TERMINATION:

[______]*


6.    INDEMNIFICATION:

      6.1 Customer acknowledges that the Software is in no way intended to prescribe, designate or limit medical care to be provided or procedures to be performed. Customer accepts responsibility for and acknowledges that it will exercise its own independent judgment in its use of the Software and shall be solely responsible for such use. Customer further agrees that McKesson shall have no liability to Customer or any third party arising out of Customer's use of the Software or the Documentation. Unless otherwise agreed in writing by the parties, Customer further acknowledges that Customer shall be solely responsible for any modifications, additions, alterations or other changes made by Customer to the Software or the data therein.

      6.2 The additional LMRP Software is intended to assist in the billing of health insurance claims. It is Customer's sole responsibility to implement appropriate claims submission procedures and for the accuracy and adequacy of information and data furnished for processing. Customer shall have full responsibility for any decisions and/or analyses in such Software that may be used or relied upon, and any reliance by Customer upon such Software shall not diminish that responsibility. Customer shall indemnify and hold McKesson harmless from and against any liability, claims, damages, costs or expenses, arising out of Customer's use or operation of such Software, including, without limitation, any advice, information, health reference information or materials provided directly or indirectly by Customer or its representatives to any third party.

7. EXCLUSION OF PROVISIONS: The provisions of Section II of the Agreement do not apply to the additional LMRP Software licensed on this Contract Supplement.

McKesson Information Solutions Inc. ("McKesson")    IASIS Healthcare Corporation
Proprietary and Confidential to McKesson          Contract Supplement # P0309796
                                                         Customer Number 1002842
                                                                   March 5, 2003

               ATTACHMENT 2 TO CONTRACT SUPPLEMENT NUMBER P0309796

NO. OF                                                   CLIENT OPERATING SYSTEM
COPIES       SOFTWARE                       PLATFORM     AND OTHER REQUIREMENTS
------       --------                       --------     ----------------------
             Additional LMRP's:
  1          LMRP:
             - Mutual of Omaha Part A
             (Fiscal Intermediary)
             - Premara Blue Cross
             Part A
             - Blue Cross and Blue
             Shield of Arizona Part A

McKesson reserves the right to modify either Platform or Other Requirements to facilitate enhancements to the Software, in conjunction with future software and database releases.

     INSTALLATION SITE                             SUPPORT SITE

St. Luke's Medical Center                   Palms of Pasadena Hospital
IASIS Healthcare Data Center                1501 Pasadena Avenue
1800 East Van Buren                         St. Petersburg, FL 33707
Phoenix, AZ 85006
                                            Memorial Hospital of Tampa
                                            2901 Swann Avenue
                                            Tampa, FL 33609

                                            Town and Country Hospital
                                            6001 Webb Road
                                            Tampa, FL 33615

                                            Mid-Jefferson Hospital
                                            Highway 365 and 27th Street
                                            Nederland, TX 77627

                                            Odessa Regional Hospital
                                            520 East 6th Street
                                            Odessa, TX 79760

                                            Park Place Medical Center
                                            3050 39th Street
                                            Port Arthur, TX 77642

                                            Southwestern General Hospital
                                            7400 Barlite Boulevard
                                            San Antonio, TX 78224

                                            Mesa General Hospital
                                            515 North Mesa Drive
                                            Mesa, AZ 85201

                                            St. Luke's Medical Center
                                            1800 East Van Buren